PACIFIC PRIME VUL PROSPECTUS MAY 1, 2021

Pacific Prime VUL is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company (“Pacific Life”) through the Pacific Select Exec Separate Account of Pacific Life.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your Policy, will no longer be sent by mail, unless you specifically request copies of the reports from Pacific Life. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pacific Life electronically by accessing the Policy Owner website, My Life Account at https://Life.MyAccount.PacificLife.com.

You may elect to receive all future reports in paper free of charge. You can inform Pacific Life that you wish to continue receiving paper copies of your shareholder reports by calling us at (800) 347-7787. Your election to receive reports in paper will apply to all portfolio companies available under your Policy.

This Policy has a selection of Investment Options for you to choose from. The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

If your application (paper or by electronic submission) is dated on or after May 26, 2017:

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

American Funds Insurance Series®

BlackRock® Variable Series Funds, Inc.

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

Neuberger Berman Advisers Management Trust

Pacific Select Fund

PIMCO Variable Insurance Trust

T. Rowe Price Equity Series, Inc.

If your application (paper or by electronic submission) is dated before May 26, 2017:

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

American Funds Insurance Series®

BlackRock® Variable Series Funds, Inc.

BNY Mellon Variable Investment Fund

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

M Fund

Neuberger Berman Advisers Management Trust

Pacific Select Fund

PIMCO Variable Insurance Trust

Royce Capital Fund

State Street Variable Insurance Series Funds, Inc.

T. Rowe Price Equity Series, Inc.

VanEck VIP Trust

You will find a complete list of each Variable Investment Option in the YOUR INVESTMENT OPTIONS section. This Policy also offers the following Fixed Options: Fixed Account, Fixed LT Account

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy. The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

A life insurance policy may be appropriate if you are looking to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. Discuss with your life insurance producer whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is no longer offered for sale.

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information back cover

BENEFITS AND RISKS OF YOUR POLICY

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your life insurance producer for additional information about your Policy. This prospectus provides a description of the material rights and obligations under your Policy. Your Policy (including any Riders and/or endorsements) represents the contractual agreement between you and us.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement and outlined in Appendix B. You should refer to your Policy for these state specific features.

Pacific Life is a variable life insurance policy provider. It is not a fiduciary and therefore does not give advice or make recommendations regarding insurance or investment products.

Benefits of your Policy

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the Death Benefit Option

• increase or decrease the Policy’s Total Face Amount

• change the Beneficiary

• change your investment selections.

Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is no lower than the death benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

• Option A – your Death Benefit will be the Total Face Amount of your Policy.

• Option B – your Death Benefit will be the Total Face Amount of your Policy plus its Accumulated Value.

• Option C – your Death Benefit will be the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value. However, the Death Benefit will never exceed the Option C Death Benefit Limit shown in the Policy Specifications.

You may choose between two Death Benefit Qualification Tests which are used to determine the Minimum Death Benefit:

• Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

• Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit. We may limit premium payments to prevent your policy from being classified as a Modified Endowment Contract.

Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

• Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

• Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

• Income benefits – you can use withdrawal or surrender benefits to elect an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to elect an income benefit.

• Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while an Insured is alive.

Investment Options

You can choose to allocate your Net Premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on the portion of any Death Benefit Proceeds that are payable as a lump sum at death. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your Policy

Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your life insurance producer.

Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance Coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your life insurance producer.

Before your Policy lapses, there is a Grace Period. The Grace Period gives you 61 days to pay enough additional premium to keep your Policy In Force and to prevent your Policy from lapsing. The 61 day period begins on the date we send notice that your Policy’s Accumulated Value less any Policy Debt is not enough to pay the total monthly charge.

Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and Loans

Making a withdrawal or taking out a loan may:

• change your Policy’s tax status

• reduce your Policy’s Total Face Amount

• reduce your Policy’s Death Benefit

• reduce the Death Benefit Proceeds paid to your Beneficiary

• make your Policy more susceptible to lapsing

• limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

Policy Loans are not available until after the Free Look Period has expired, except as part of a 1035 exchange.

General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy becomes a Modified Endowment Contract (MEC), distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

TABLE 1 – Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum premium load	Upon receipt of premium	6.95% of premium
Maximum surrender charge	Upon full surrender of Policy if any Coverage Layer has been in effect for less than 10 Policy Years and assessed only on Coverage Layers that have been in effect for less than 10 Policy Years	$0.49–$50.45 per $1,000 of Face Amount[1]
Charge for a representative Insured		Charge is $10.69 per $1,000 of Face Amount at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A
Overloan Protection II Rider
Minimum and Maximum guaranteed charge	At exercise of benefit	1.12%–4.52% of Accumulated Value on date of exercise[1,2]
Charge for a representative Insured		Maximum guaranteed charge for a male non-smoker who exercises the Rider at Age 85 is 2.97% of Accumulated Value on date of exercise
ADMINISTRATIVE AND UNDERWRITING SERVICE FEES
Withdrawal charge[2]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[2]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Audits of premium/loan[2]	Upon request of audit of 2 years or more	$25
Duplicate Policy[3]	Upon request of duplicate Policy	$50
Illustration request[2]	Upon request of Policy illustration in excess of 1 per year	$25
Face Amount increase	Upon effective date of requested Face Amount increase	$100
Risk Class change[2]	Upon request for Risk Class change	$100
Increasing an optional Rider[2,4]	Upon approval of specific request	$100
Accelerated Living Benefits Rider		$150
Maximum guaranteed charge	At exercise of benefit

1 Surrender charge is described in WITHDRAWALS, SURRENDERS AND LOANS.

2 We currently do not impose this charge.

3 Certificate of Coverage is available without charge.

4 For any Increases in optional Riders, only the Administrative Fee for increasing the Rider will be assessed.

Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.05 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.22 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue
Administrative charge[1]
Maximum charge	Monthly Payment Date	$7.50
Coverage charge[1,4]
Minimum and Maximum guaranteed charge	Monthly Payment Date, beginning on effective date of each Coverage Layer	$0.08–$3.32 per $1,000 of Coverage Layer
Minimum and Maximum current charges		$0.08–$3.16 per $1,000 of Coverage Layer
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.33 per $1,000 of Coverage Layer for a male non-smoker who is Age 45 at Policy issue, with Death Benefit Option [3]
Asset charge[1]
Maximum charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Loan interest charge
Maximum guaranteed charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[3]
OPTIONAL RIDERS AND BENEFITS[4]
RIDERS THAT PROVIDE ADDITIONAL BENEFITS:
Annual Renewable Term Rider–Additional Insured
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.16 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.08 per $1,000 of Rider Face Amount for a female nonsmoker who is Age 45 at Policy issue
Premier LTC Rider For only new Policies issued on or after September 12, 2016
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02 - $1.87 per $1,000 of LTC Net Amount at Risk
Charge for a representative Insured		Maximum guaranteed charge is $0.34 per $1,000 of LTC NAR for a male, who is Age 55 at Policy Issue
Premier Living Benefits Rider
Minimum and Maximum guaranteed charge	At Rider exercise

There is no additional charge for this Rider. However, upon receiving a benefit payment there will be a reduction in Death Benefit and Policy values. See POLICY BENEFITS–Optional Riders and Benefits–Premier Living Benefits Rider

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Terminal Illness Rider
Minimum and Maximum guaranteed charge	At Rider exercise

There is no additional charge for this Rider. However, upon receiving a benefit payment there will be a reduction in Death Benefit and Policy values. See POLICY BENEFITS–Optional Riders and Benefits–Terminal Illness Rider

Waiver of Charges Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[5]
Charge for a representative Insured		Charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk[5] for a male non-smoker who is Age 45 at Policy issue

1 Monthly Policy charges are described in YOUR POLICY’S ACCUMULATED VALUE. Monthly Deductions end at the Monthly Deduction End Date.

2 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk.

3 In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

4 Riders are briefly described under POLICY BENEFITS – Optional Riders and Benefits.

5 Plus any Annual Renewable Term Rider – Additional Insured Face Amount. The minimum and maximum guaranteed charge for the Waiver of Charges Rider in California is $0.04 - $1.14 of Net Amount At Risk.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2020, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	1.72%
	Minimum	Maximum
Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.58%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding operating expenses of that Fund and any waivers in effect for each particular Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you or your mean the policyholder or Owner. Pacific Life, we, us or our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Prime VUL variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (800) 347-7787.

Account Deduction – is treated as a proportionate reduction to Fixed and Variable Investment Options.

Accumulated Value – is the total amount of your Policy’s value allocated to the Variable Investment Options, the Fixed Options, and the Loan Account Value, on any business day.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Division are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including, but not limited to, the Death Benefit, Face Amount, Policy Date, policy duration, the Insured's Age and Risk Class, and the presence of optional riders and benefits.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Layer – refers separately to the initial Total Face Amount and any increase in Face Amount on the Insured.

Coverage Layer Date – is the effective date of a particular Coverage Layer and is the date used to determine Coverage Layer months, years and anniversaries. The Coverage Layer Date for the initial Coverage Layer is the Policy Date as shown in the Policy Specifications.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the amount of insurance Coverage on the Insured provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. The Face Amount is subject to increase or decrease as provided elsewhere in the Policy.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us. This account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account.

Fixed Accumulated Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us. This account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose.

Fund –AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., BNY Mellon Variable Investment Fund, Fidelity® Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, M Fund, Neuberger Berman Advisers Management Trust, Pacific Select Fund, PIMCO Variable Insurance Trust, Royce Capital Fund, State Street Variable Insurance Series Funds, Inc., T. Rowe Price Equity Series, Inc., VanEck VIP Trust. Not all Funds are available to you under your Policy. Please see YOUR INVESTMENT OPTIONS-Variable Investment Options for more details.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Grace Period – a 61-day period, beginning on the date we send you, and anyone to whom you have assigned your Policy, notice that your Policy’s Accumulated Value less Policy Debt is insufficient to pay the total monthly charge. The Grace Period gives you 61 days in which to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the Policy is in effect and provides a death benefit on the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper Form may require, among other things, a notarized signature or some other proof of authenticity. We do not generally require such proof, but we may ask for proof if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the Proper Form required for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, any available Fixed Options, and any additional investment options that may be added.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Account Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Deduction – an amount that is deducted monthly from your Policy’s Accumulated Value on the Monthly Payment Date until the Monthly Deduction End Date. The Monthly Deduction is the sum of the cost of insurance charge, the administrative charge, the Coverage charge, the asset charge, and any charge for optional Riders and benefits.

Monthly Deduction End Date – is the date when Monthly Deductions end as shown in the Policy Specifications.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0020598, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date upon which life insurance coverage under the Policy becomes effective. The Policy date is used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost. Any optional Rider which offers additional life insurance Coverage on the Insured will have an initial Face Amount and any increase is also referred to as a “Coverage Layer”.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice we will provide you reflecting certain changes made to your Policy after the Policy Date.

Total Face Amount – the sum of Face Amount of Policy Coverage and the Face Amounts of any Riders providing insurance coverage on the Insured, unless specifically excluded.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office In Proper Form, containing information we need to act on the request. Written Request includes an electronic request provided in a form acceptable to us.

POLICY BASICS

Pacific Prime VUL is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

When you buy a Pacific Prime VUL life insurance Policy, you are entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your life insurance producer will assist you in completing your application for the Policy. Your life insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your life insurance producer for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your life insurance producer.

Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

• all necessary contractual and administrative requirements are met, and

• we receive and apply the initial premium to the Policy.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your life insurance producer will review them with you no later than when the Policy is delivered. See HOW PREMIUMS WORK – Your Initial Premium for more information.

Your Policy will be In Force until one of the following happens:

• the Insured dies

• the Grace Period expires and your Policy lapses, or

• you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owner will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person who is Age 90 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Policy Date

Your Policy Date

This is the date upon which life insurance coverage under the Policy becomes effective. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your life insurance producer may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your life insurance producer for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued. See APPENDIX B: State Law Variations for a list of state variations to backdating.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

• the date your Policy is delivered to you and you paid initial premium, or

• the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it with instructions to us or your life insurance producer for a refund. The amount refunded may be more or less than the premium payments you have made and the length of the free look period may vary, depending on the state where you signed your application and the type of policy you purchased.

You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet or on a notice that accompanies it. Generally, the free look period ends 10 days after you receive your Policy, but in some states, the free look is different. See APPENDIX B: State Law Variations for a list of state variations to the free look period. Some states may also have a different free look period if you are replacing another life insurance policy. Please call us or your life insurance producer if you have questions about your Free Look Right.

We will allocate any premium payments we receive during the free look period in accordance with the requirements of the state in which your Policy was issued. In states that require us to return all premiums paid, your initial Net Premium will be allocated to the Fidelity VIP Government Money Market Variable Account and will remain there during the entire free look period. At the end of the free look period, your premiums will be allocated to the Variable Investment Options you selected. In states that do not require us to return all premiums paid, your initial Net Premium will be applied to the Variable Investment Options you selected.

If your Policy was issued in a state that requires us to refund your premium, the amount of the refund is the greater of premium payments received during the Free-Look Period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less Policy debt. If your Policy was issued in a state that does not require us to refund your premium, the amount we return to you will include:

• any charges or taxes we have deducted from your premiums;

• the Net Premiums allocated to the Fixed Options;

• the Accumulated Value allocated to the Variable Investment Options; and

• any monthly fees and charges we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

The amount of your refund may be more or less than the premium payments you have made, depending on the state in which your Policy was issued. See APPENDIX B: State Law Variations for information on which states do or do not require refund of premiums paid.

For free look rights under the Premier LTC Rider, see Policy Benefits – Optional Riders and Benefits – Premier LTC Rider – 30-Day Right to Examine in this Prospectus.

California Policies

For Policies issued in the state of California, the Policy’s free look period is 30 days from date of delivery as of the Policy effective date if:

• an individual Policyowner is Age 60 or older; or

• the Policyowner is either a Guardian, a Custodian or an Individual Trust, and the Insured is age 60 and over.

During the 30-day free look period, we will hold the Net Premiums in the Fidelity® VIP Government Money Market Variable Account. On the day following the end of the 30-day free look period, we will automatically transfer the Accumulated Value in the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus. If you exercise your Free Look Right during the 30-day free look period, we will refund the greater of premium payments received during the Free-Look period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less any Policy Debt. You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

• on your application

• in writing any time prior to the end of the 30-day free look period.

If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you have made. Your refund will be calculated as of the day we or your life insurance producer receive your request and the Policy. The refund will be:

• any charges or taxes we have deducted from your premiums

• the Net Premiums allocated to the Fixed Options

• the Accumulated Value allocated to the Variable Investment Options

• any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via list bill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned Policies, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please access the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.50% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

Death Benefit Proceeds paid are subject to the conditions and adjustments defined in other Policy provisions, such as General Provisions, Withdrawals, Policy Loans, and Timing of Payments. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Death Benefit Proceeds are paid as a lump sum unless you choose another payment method, as described in GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit. Contact us, your life insurance producer, or refer to your Policy or Rider to determine if state specific differences apply.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

• a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

• a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible, preferably within 90 days from the date of the confirmation or statement, to ensure proper accounting to your Policy. When you write us, include your name, Policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.Pacificlife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports, via US mail service. If you wish to receive Documents electronically, you may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

By electing this option on the application, you authorize us to accept telephone and electronic instructions for the following transactions:

• transfers between Investment Options

• initiate the dollar cost averaging and portfolio rebalancing service

• change future premium allocation instructions

• initiate Policy loans.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Transaction Authorization Form with us.

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

• A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

In some states we will hold your Net Premium payments in the Fidelity® VIP Government Money Market Variable Account until the Free Look Transfer Date. Please turn to POLICY BASICS – Your Free Look Right for details.

POLICY BENEFITS

Your Policy provides three types of benefits:

1. Death Benefits, based on the Policy’s Total Face Amount

2. Cash Surrender benefits, based on the Policy’s Accumulated Value (See WITHDRAWALS, SURRENDERS AND LOANS – Surrendering Your Policy)

3. Optional Riders

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

Your Policy’s Death Benefit depends on three choices you must make:

• The Total Face Amount

• The Death Benefit Option

• The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Total Face Amount

The Face Amount of your Policy on the Insured is used to determine the Death Benefit as well as certain Policy charges, including the cost of insurance, Coverage charge and surrender charges.

Each increase in Face Amount you select creates a Coverage Layer, with its own Coverage Layer Date and Policy charges. Your Policy’s initial amount of insurance Coverage, which you select in your application, is its initial Face Amount. The Policy’s Total Face Amount is the sum of the Face Amounts of all Coverage Layers. The Coverage Layers you select in your application are effective on the Policy Date. The minimum Total Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You will find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

• You can change the Face Amount as long as the Insured is alive.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• Changing the Total Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• We can refuse your request to make the Face Amount less than $1,000.00. We may waive this minimum amount in certain situations, such as group or sponsored arrangements.

Requesting an Increase in Face Amount

You may request an increase in the Face Amount under the Policy. Each increase will create a new Coverage Layer.

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

• The Insured must be Age 90 or younger at the time of the increase.

• You must give us satisfactory evidence of insurability.

• Each increase you make to the Face Amount must be $25,000 or more.

• We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• Each increase in Face Amount will have an associated cost of insurance rate, coverage charge and surrender charge.

• We reserve the right to limit Face Amount increases to one per Policy Year.

Other Increases in Face Amount

The Policy’s Face Amount may increase under the Policy when you request a change in Death Benefit Option. In this case, we will increase the Face Amount of the most recently issued Coverage Layer.

Requesting a Decrease in Total Face Amount

You may request a decrease in the Policy’s Total Face Amount. A decrease in the Total Face Amount is subject to the following limits:

• We do not allow decreases during the first Policy Year

• You may only request one decrease per Policy Year

• The Policy’s Face Amount must be at least $1,000 following a decrease. We can refuse your request if the change in Face Amount would mean that your Policy no longer qualifies as Life Insurance under the Code

• Unless you have told us otherwise in writing, any request for a decrease will not take effect if the Policy would be classified as a Modified Endowment Contract under the Code.

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required:

• to return part of your premium payments to you if you have chosen the Guideline Premium Test, or

• to make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

We can refuse your request if the amount of any distributions would exceed the Net Cash Surrender Value under the Policy.

Processing of Decreases

Decreasing the Total Face Amount, whether as a result of your request or as a result of a withdrawal or change in Death Benefit Option, will reduce the Face Amount of the Coverage Layers.

We will apply any decrease in the Face Amount to eligible Coverage Layers to the most recent eligible increases you made to the Face Amount first and then to the Initial Face Amount.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

• You must choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

• The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B.

• You may change your Death Benefit Option subject to certain limits.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Limits on Option C

The following limits apply to Option C:

• Option C must be elected at Policy issue.

• To elect Option C, the Insured must be Age 80 or younger at the time the Policy is issued.

• The Death Benefit calculated under Option C will be limited to the Option C Death Benefit Limit shown in your Policy Specifications.

• Once the Policy is issued, the Option C Death Benefit Limit will not change, even if you increase or decrease the Face Amount of your Policy or any Rider.

• We will not approve any increase in Face Amount to the Policy or any Rider that would cause the Death Benefit to exceed the Option C Death Benefit Limit.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

• You can change the Death Benefit Option once in any Policy Year.

• You must send us your Written Request.

• You can change from any Death Benefit Option to Option A or Option B.

• You cannot change from any Death Benefit Option to Option C.

• The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

• We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $1,000.

• Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

• The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Changing your Death Benefit Option will increase or decrease your Total Face Amount under the Policy. The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change.

If the change is an increase in the Total Face Amount, we will increase the Face Amount of the most recently issued Coverage Layer. If the change is a decrease in the Total Face Amount, we will process the decrease as described in POLICY BENEFITS – Changing the Face Amount – Processing of Decreases.

Death Benefit Qualification Test

In order for your Policy to be qualified as Life Insurance under the Code, it must qualify under one of two Tests, the Cash Value Accumulation Test (CVAT) or the Guideline Premium Test (GPT).

You choose one of these Death Benefit Qualification Tests on your application. Your Death Benefit Qualification Test determines the following:

• Premium limitations

• amount of Minimum Death Benefit

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

• the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

• Face Amount is $100,000

• Accumulated Value at the date of death is $25,000

• total premium paid into the Policy is $30,000

• the Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% of the Accumulated Value)

• the Minimum Death Benefit under the Cash Value Accumulation Test is $71,478 (assuming a Net Single Premium factor of 2.8591 of the Accumulated Value).

• Net Amount At Risk Factor is 1.0020598

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,794.44

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.05
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.78

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$71,478	$74,794.44
Option B	Total Face Amount plus Accumulated Value	$125,000	$71,478	$99,743.05
Option C	Total Face Amount plus premiums less distributions	$130,000	$71,478	$104,732.78

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

• $138,750 for the Guideline Premium Test

• $214,433 for the Cash Value Accumulation Test.

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,464.79
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.28
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.79

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$214,433	$138,991.72
Option B	Total Face Amount plus Accumulated Value	$175,000	$214,433	$138,991.72
Option C	Total Face Amount plus premiums less distributions	$130,000	$214,433	$138,991.72

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Valuation Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Valuation Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to elect an income benefit. See GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

We will pay interest on the Proceeds from the date of death at a rate not less than the minimum rate required by state law.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state.

Optional Riders

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your life insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your life insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

Samples of the provisions for the extra optional benefits are available from us upon Written Request.

There are two types of riders available under the Policy

• Riders that provide additional benefits

• Rider providing cash value protection

Riders that provide additional benefits to you or your family:

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider. Please see VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

Annual Renewable Term Rider – Additional Insured

Provides annual renewal term insurance on members of the Insured’s immediate family.

Premier LTC Rider (Accelerated Death Benefit Rider for Long-Term Care) (For only new Policies issued on or after September 12, 2016)

The Rider name will vary in the states of California and Florida as shown in the Premier LTC Rider section of APPENDIX B: State Law Variations.

Provides the Policy Owner with prepayment of all or a portion of the Death Benefit by paying the Owner a monthly benefit for Covered Services the Insured incurs for Qualified Long-Term Care Services when we receive written proof that the Insured has been certified as a Chronically Ill Individual and has met the terms and conditions described in the Rider.

Premier Living Benefits Rider (Accelerated Death Benefit Rider for Chronic Illness)

The Rider name will vary in the state of Florida as shown in the Premier Living Benefits Rider section of APPENDIX B: State Law Variations.

Provides the Policy Owner with prepayment of a portion of the Death Benefit (the “Chronic Illness Benefit” or “Benefit”) when we receive written proof that the Insured has been certified as a Chronically Ill Individual with a condition that is expected to be permanent and has met the terms and conditions described in the Rider.

Terminal Illness Rider (Accelerated Death Benefit Rider for Terminal Illness)

Provides the Policy Owner with prepayment of a portion of the Death Benefit (the “Terminal Illness Benefit” or “Benefit”) when we receive written proof that the Insured has been certified by a Licensed Physician as having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

Waiver of Charges Rider

Waives certain charges if the Insured becomes totally disabled before age 60.

Riders that provide additional cash value protection (terms for these Riders are described below):

Overloan Protection II Rider

After meeting certain conditions, exercising this Rider guarantees the Policy will not lapse.

More detailed information about the riders appears below.

• Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We will pay an accelerated benefit if an insured has been diagnosed with a noncorrectable terminal illness and has a life expectancy of 6 months or less. The accelerated benefit is the actual amount you will receive under this Rider. It is determined based on the amount of the Policy proceeds the Policy Owner requests (the “Requested Portion”) as a factor of the Eligible Coverage, which is the portion of the Policy proceeds that qualifies for determining the Accelerated Benefit. An actuarial discount will apply to the Requested Portion. This discount reflects the early payment of the Requested Portion of your policy. The discount will be based on an annual interest rate declared by us and which is in effect as of the date we approve your written request.

The Eligible Coverage includes:

• The base Policy Death Benefit;

• Any paid-up additions; and

• Any term rider, term Policy or term Coverage on the Insured that has a minimum of two years of Coverage remaining.

The Requested Portion cannot be more than the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force with us. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

Below is an example of how we calculate the Eligible Coverage under the Rider. The Example assumes two Policies; the Insured under each Policy has been diagnosed with a terminal illness. The Requested Portion for both Policies is the maximum amount payable under the Policies (the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force).

An example

	Policy 1	Policy 2
Accumulated Value	$300,000	$600,000
Policy Debt	$100,000	$200,000
Face Amount	$500,000	$1,000,000
Calculation of Payment
Eligible Coverage	$500,000	$1,000,000
Requested Portion of Face Amount	$250,000	$250,000
Requested Percentage of Face Amount	50%	25%
Actuarial Discount Rate (1 ÷ 1.0475)	95.47%	95.47%
Requested Portion × Actuarial Discount Rate	$238,675	$238,675
Required Repayment of Policy Debt = Policy Debt × Requested Percentage	$50,000	$50,000
Rider Exercise Charge	$150	$150
Accelerated Benefit Payment	$188,525	$188,525

Values after payment of Accelerated Living Benefit
Accumulated Value = Original Accumulated Value × (1 − Requested Percentage)	$150,000	$450,000
Policy Debt = Original Policy Debt − Required Repayment of Policy Debt	$50,000	$150,000
Face Amount = Original Face Amount × (1 − Requested Percentage)	$250,000	$750,000

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax advisor if you want to exercise your rights under this Rider.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

• Annual Renewable Term Rider – Additional Insured

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 90 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age, or upon the death of the Insured under the Policy. If you convert the Rider, a new Policy will be issued on the covered person and Coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 121.

• Premier LTC Rider (For only new Policies issued on or after September 12, 2016)

(This Rider is called “Accelerated Death Benefit Rider for Long-Term Care” in your Policy)

The Premier LTC Rider (LTC Rider) is a long-term care insurance rider that provides benefits for Covered Services incurred for Adult Day Care, Assisted Living Care, Home Health Care, Hospice Care, and Nursing Home Care. The Rider accelerates all or a portion of the Policy’s Death Benefit if you become Chronically Ill. You can only elect the LTC Rider at Policy issue. The Rider allows the Policy Owner to accelerate the Policy’s death benefit proceeds as a monthly benefit for Covered Services while the Insured is Chronically Ill and receiving Qualified Long-Term Care Services at an approved location as prescribed under a Plan of Care, subject to the limitations, exclusions and eligibility conditions defined in the Rider (see the Limitations, Exclusions and Eligibility Conditions for Benefits subsection below).  We assess a monthly charge for the Rider. For more information, please see APPENDIX B: State Law Variations. This Rider must be elected at Policy Issue.

This Rider cannot be added to any policy that has the Premier Living Benefit Rider attached. You may elect both the Terminal Illness Rider and the LTC Rider at policy issue, as long as the Insured meets the eligibility requirements for each rider.

30-Day Right to Examine

The Owner has 30 days from the day this Rider is received to examine and return it to us if the Owner decides not to keep this Rider.  The Owner does not have to tell us the reason for returning this Rider.  The Rider can be returned to us at our Administrative Office or to the Producer through whom it was bought.  If you wish to cancel the Rider without cancelling the Policy, you must return the Policy and this Rider to us so that we can send you back the Policy without this Rider.  We will refund, as a credit to the Policy, the full amount of any Rider Charges paid within 30 days of such a Rider return and the Rider will be void from the start.

Rider Charge

We assess the LTC Rider Charge on each Monthly Payment Date and deduct it from the Policy’s Accumulated Value. The maximum monthly charge for this Rider is equal to (a × b) where:

(a) is the Maximum Monthly LTC Rider Charge Rate as shown in the Policy Specifications divided by 1000; and

(b) is the LTC Net Amount at Risk.

During any Claim Period, we will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction. Any LTC Rider Charges will also be waived when calculating any waiver of charges coverage on the Policy. The charges will resume when the Claim Period is no longer in effect. Rider charges will apply during any Elimination Period.

A hypothetical example of a Maximum Monthly LTC Rider Charge Calculation:

Assume the following:

• Policy Death Benefit is $1,000,000

• LTC Coverage Amount is $750,000

• Policy Net Amount at Risk (NAR) is $948,351

• Maximum Monthly LTC Rider Charge rate per $1000 of LTC NAR is 0.3426

LTC NAR = $711,263.25. The LTC Net Amount of Risk (NAR) is calculated on each Monthly Payment Date as [a × b] ÷ c where:

(a) is the LTC Coverage Amount;

(b) is the Policy’s Net Amount at Risk; and

(c) is the Policy’s Death Benefit.

LTC Rider Charge = [Maximum Monthly LTC Rider Charge Rate ÷ 1000] x LTC NAR = $243.68

Rider Terms

Acceleration Percentage – an amount used to calculate Policy and Rider values after a benefit payment and after the corresponding reduction to the Policy’s Total Face Amount. It is calculated after each benefit payment as the LTC Benefit Amount divided by the Policy Death Benefit prior to the benefit payment.

Activities of Daily Living – generally include the following self-care functions:

• Bathing oneself

• Continence

• Dressing oneself

• Feeding oneself

• Getting oneself to and from the toilet

• Transferring oneself into or out of a bed, chair or wheelchair.

The Rider attached to your Policy contains more detailed information about these self-care functions.

Adjusted LTC Coverage Amount – the amount used to calculate the Maximum Monthly Benefit Payment Amount. If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Assessment –an evaluation done in the United States by a Licensed Health Care Practitioner to determine or verify that the Insured is a Chronically Ill Individual.

Assisted Living Care – personal/custodial monitoring and assistance with Activities of Daily Living provided in a residential setting in an Assisted Living Facility.

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

Chronically Ill Individual – an Insured who has been certified in writing as:

• Being unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual for a period of at least 90 days due to a loss of functional capacity; or

• Requiring substantial supervision by another person for protection from threats to the Insured’s health or safety due to a Severe Cognitive Impairment as described in the Rider.

Claim Forms – we will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If the Owner, Insured or Insured’s Representative does not receive the necessary Claim Forms within 15 days, a Proof of Loss can be filed without them by sending us a letter which describes the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within the time noted below under Proof of Loss.

Claim Period- an uninterrupted period of time during which benefits are being paid under this Rider. The Claim Period for an occurrence begins on the date a benefit payment is made. After the final benefit payment for an occurrence is made, the Claim Period terminates at the end of the day prior to the next Monthly Payment Date.

Confinement or Confined – an Insured who is a resident in a Nursing Home Facility, an Assisted Living Facility or a Hospice Care Facility for a period for which a room and board charge is made.

Covered Services – the types of Qualified Long-Term Care Services the Insured must receive and must be prescribed under a Plan of Care in order to qualify for a benefit to be payable under this Rider.

Elimination Period –the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. The Elimination Period is 90 days for all covered services. The Elimination Period must only be met once; any subsequent claim will not be subject to a new Elimination Period

Home Health Care –medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency in their residences.

Home Health Care Agency –an entity that is licensed or certified to provide Home Health Care for compensation by the state in which it operates and employs staff who are qualified by training or experience to provide such care.

Hospice Care –services designed to provide palliative care and alleviate the Insured’s physical, emotional and social discomforts if he or she is Terminally Ill and in the last phases of life.

Hospice Care Facility –a facility that is appropriately licensed or certified to provide Hospice Care in the state in which it operates.

Immediate Family Member – the Insured’s Spouse and the parents, brothers, sisters and children of either the Insured or the Insured’s Spouse by blood, adoption or marriage.

In Good Order – the date the applicable Elimination Period has been completed and all of the requirements under the eligibility conditions for the payment of benefits under this Rider have been met and verified by us.

Licensed Health Care Practitioner – a physician, a registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an Immediate Family Member.

LTC Coverage Amount – the total benefits payable under the Rider, adjusted for certain policy transactions as further described in LTC Coverage Amount.

LTC Net Amount at Risk (NAR) – the LTC NAR is calculated on each Monthly Payment Date as (a) multiplied by (b) divided by (c) where:

 (a) is the LTC Coverage Amount;

 (b) is the Net Amount at Risk of the Policy; and

 (c) is the Death Benefit of the Policy.

Maintenance or Personal Care Services – means any care the primary purpose of which is the provision of needed assistance with any of the disabilities as a result of which the Insured is a Chronically Ill Individual. This includes protection from threats to health and safety due to Severe Cognitive Impairment.

Minimum LTC Coverage Amount – the minimum amount of long term care coverage available under the Rider; generally $50,000 but varies by state and is shown in your policy specifications.

Minimum Premium Requirements – if your Policy has minimum earnings benefits, any Minimum Premium Requirement is reduced on the date of the claim by an amount equal to the Minimum Premium Requirement prior to the benefit payment multiplied by the Acceleration Percentage. The total premium paid used to meet any Minimum Premium Requirement is reduced on the date of the claim by an amount equal to the total premium paid prior to the benefit payment multiplied by the Acceleration Percentage.

Monthly Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service and in effect on the date any LTC Benefit is effective, multiplied by the Maximum Per Diem Limitation Percentage shown in the Policy Specifications then multiplied by 30. The IRS releases updated Per Diem Limitations annually.  Current Per Diem Limitations can be found on the IRS’ website at www.irs.gov. You may also contact us at our Life Insurance Operations Center to request a quote for the current Limitations.

Nursing Home Care –nursing care and related services provided on an in-patient basis by a Nursing Home Facility.

Nursing Home Facility – a facility or distinctly separate part of a hospital or other institution that is appropriately licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing Nursing Home Care to inpatients under a planned program supervised by a Physician.

Option C Amount – if Death Benefit Option C is elected, the Option C Amount is the Policy’s Total Face Amount plus premiums paid, less any withdrawals (WD) or other distributions and is subject to Death Benefit Option C Limit as described in the Policy Specifications.

Physician – a doctor of medicine or osteopathy legally authorized to practice medicine and surgery by the state in which he or she performs such function or action (as defined in Section 1861(r)(1) of the Social Security Act).

Plan of Care – a written individualized plan of services which is appropriate and consistent with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). An approved Plan will be consistent with the care needs that were verified during the process of establishing that the Insured is a Chronically Ill Individual.  When we have received all information required to verify the Plan of Care, which will include the proposed provider of long term care services, we will generally complete the verification process within ten business days of the date of the claimant’s benefit eligibility approval.

Proof of Loss – written Proof of Loss is information satisfactory to us that describes and confirms that the Insured has met the eligibility requirements for the payment of benefits. We will request Proof of Loss; we may require Proof of Loss from the Insured on a monthly or per occurrence basis. An occurrence is an uninterrupted period of time during which the Insured is claiming benefits under this Rider. If the Insured recovers, but later opens a new claim, the subsequent claim will be considered a new occurrence. You must provide written Proof of Loss within 90 days after the occurrence or commencement of any loss covered for which benefits are claimed. However, we will still consider a claim if it was not possible to secure proof within the 90-day time frame and you provided the Proof of Loss as soon as reasonably possible thereafter. Except in the absence of legal capacity, we will not consider an expense to be a Covered Expense if Proof of Loss for that expense is furnished more than one year after the date the proof is otherwise required.

Qualified Long-Term Care Services – services that meet the requirements of Section 7702B(c)(1) of the Internal Revenue Code of 1986, as amended, as follows: necessary diagnostic, preventative, therapeutic, curing, treating, mitigating and rehabilitative services, and Maintenance or Personal Care Services which are required by a Chronically Ill Individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

Severe Cognitive Impairment – means a deficiency in an individual’s short or long-term memory, orientation as to person, place and time, deductive or abstract reasoning, or judgment as it relates to safety awareness.

Terminally Ill – means the Insured has a life expectancy of 12 months or less, as certified by a Physician.

Limitations, Exclusions and Eligibility Conditions for Benefits

To receive the Rider Benefit, you must satisfy the following conditions:

• A Licensed Health Care Practitioner certifies the Insured as being a Chronically Ill Individual;

• The Insured receives care that is a Covered Service under this Rider and care is provided pursuant to a written Plan of Care;

• Coverage under this Rider is In Force on the date(s) the care is received;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent to payment of benefits;

• The applicable Elimination Period has been satisfied.

If the Insured recovers from a Chronic Illness and the LTC Coverage Amount has not been exhausted, a new claim may be initiated, subject to the same eligibility requirements that applied to the initial claim. However, the Elimination Period will already have been satisfied. Benefits for subsequent claims will be calculated in the same manner as they were for the initial claim.

You must elect to accelerate benefits under the Policy by making a claim for benefits under this Rider. If the entire Death Benefit under the Policy is accelerated under the terms of this Rider, the Policy will terminate.

Certain pre-existing condition limitations apply. A pre-existing condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. If the Insured is Confined for a pre-existing condition that was disclosed in the application, that condition is considered a covered expense and the Elimination Period will begin on the Rider Effective Date. We will not pay benefits for a Confinement due wholly or in part to a pre-existing condition which is not disclosed in the application if the need for services begins during the first six months after the Rider Effective Date.

The Rider will not pay benefits for:

• Care or services provided by the Insured’s Immediate Family unless:

• He or she is a regular employee of an organization which is providing the treatment, service or care; and

• The organization receives the payment for the treatment, service or care;

• Care or services for which no charge is made in the absence of insurance;

• Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

• Care or services that result from alcoholism or drug addiction;

• Care or services that result from committing or attempting to commit or participating in a felony, riot or insurrection;

• Care or Services received outside the United States unless the initial and any annual renewal certifications are completed by a Licensed Health Care Practitioner.

• Care or services that result from active duty in the armed forces of any nation or international government or units auxiliary thereto, or the National Guard;

• Care or services that result from war or any act of war, whether declared or undeclared;

• Treatment provided in a government facility (unless current or future law requires that this Rider provide coverage);

• Services for which benefits are available under Medicare or other governmental program (except Medicaid), any state or federal workers’ compensation, employer’s liability or occupational disease law, or any motor vehicle no-fault law; or

• Services received while this Rider is not In Force, except as provided in the Extension of Benefits provision.

LTC Coverage Amount

The LTC Coverage Amount is the maximum amount of benefits payable under this Rider. The initial LTC Coverage Amount is shown in the Policy Specifications and is adjusted thereafter as described below. The LTC Coverage Amount will never exceed the Policy’s Total Face Amount, or, if Death Benefit Option C is in effect, the lesser of the Total Face Amount or the Option C Amount.

The LTC Coverage Amount will be decreased at the time:

• we receive your Written Request;

• we pay a benefit in accordance with the terms of the Rider;

• a withdrawal from the Policy occurs; or

• the LTC Coverage Amount is greater than the Policy’s Total Face Amount; or, if you selected Death Benefit Option C, the LTC Coverage Amount will be decreased to the lesser of the Policy’s Total Face Amount or the Option C Amount.

Transaction	Reduction to LTC Coverage Amount	LTC Coverage Amount After Transaction
Benefit Payment	LTC Benefit Amount	A – B where: A is the LTC Coverage Amount before Benefit Payment; and B is the LTC Benefit Amount See Example #1 below
Withdrawal	Withdrawal /Policy Death Benefit x LTC Coverage Amount	A x ( 1- B/C) where: A is the LTC Coverage Amount before the withdrawal; B is the Withdrawal; and C is the Policy Death Benefit before the withdrawal See Example #2 below
Other reduction to the Total Face Amount (Death Benefit Option A or B is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the Policy Face Amount after the face reduction	Minimum of A or B where: A is the LTC Coverage Amount before the reduction to Total Face Amount; and B is the Total Face Amount after the reduction See Example #3 below
Other reduction to the Total Face Amount (Death Benefit Option C is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the lesser of Policy Face Amount after the face reduction or the Option C Amount after the face reduction

Minimum of A, B or C where:

A is the LTC Coverage Amount before the reduction to Total Face Amount;

B is the Total Face Amount after the reduction;

C is the Option C Amount after the reduction to Total Face Amount

See Example #4 below

If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Hypothetical Example #1:

Assume the following:

• LTC Coverage Amount at issue is $750,000 and Total Face Amount is $1,000,000

• LTC Benefit Amount = $10,000

Then:

LTC Coverage Amount = $740,000 ($750,000 - $10,000)

Adjusted LTC Coverage Amount = $750,000 (benefit payment does not reduce the Adjusted LTC Coverage Amount)

Hypothetical Example #2:

Assume the following:

• LTC Coverage Amount is $740,000;

• Death Benefit Option B

• Adjusted LTC Coverage Amount is $750,000,

• Total Face Amount is $1,000,000

• Accumulated Value is $50,000

• Death Benefit is $1,050,000

• Withdrawal processed for $25,000

Then:

LTC Coverage Amount after WD = LTC Coverage Amount before Withdrawal x (1 – WD/DB) = $722,380.95

This is a reduction of $17,619.05 (740,000 – 722,380.95). The same dollar amount reduces the Adjusted LTC Coverage Amount.

Adjusted LTC Coverage Amount = $732,380.95

Hypothetical Example #3:

Assume the following:

• LTC Coverage Amount is $722,380.95

• Adjusted LTC Coverage Amount is $732,380.95

• Total Face Amount is $1,000,000

If there is a policy transaction that reduces the Total Face Amount to $800,000 there is no reduction to the LTC Coverage Amount or the Adjusted LTC Coverage Amount. This is because the LTC Coverage Amount of $722,380.95 is still less than the Total Face Amount after reduction to $800,000.

If a there is a policy transaction that reduces the Total Face Amount to $600,000, then the LTC Coverage Amount is reduced to $600,000 so that the LTC Coverage Amount does not exceed the Total Face Amount. This is a reduction of $122,380.95 and this same dollar amount will reduce the Adjusted LTC Coverage Amount. The Adjusted LTC Coverage Amount after this reduction is $610,000.

Hypothetical Example #4: (Option C)

Assume the following:

• LTC Coverage Amount is $950,000

• Adjusted LTC Coverage Amount is $950,000

• Total Face Amount is $1,000,000

• DB Option C is in effect

• Cumulative Premiums = 100,000

• Cumulative Withdrawals = 150,000

The Option C Amount before the face reduction = 950,000 (1,000,000 + 100,000 – 150,000)

The Face Amount is reduced to 975,000

After this reduction to Total Face Amount, the Option C Amount is 925,000 (975,000 + 100,000 – 150,000)

Although the LTC Coverage Amount does not exceed the Total Face Amount after the reduction to the Total Face Amount, the LTC Coverage Amount does exceed the Option C Amount. Therefore, after the reduction to the Total Face Amount, the LTC Coverage Amount is reduced to $925,000. (The Adjusted LTC Coverage Amount is also reduced to $925,000).

The Rider at Exercise

The LTC Benefit Amount is the lesser of the dollar amount you requested or the Maximum Monthly Benefit Payment Amount available under this Rider. Any requested LTC Benefit Amount may not be less than the Minimum Monthly Benefit Payment Amount.

The Maximum Monthly Benefit Payment Amount is the lesser of:

• The Maximum Monthly Percentage multiplied by the Adjusted LTC Coverage Amount; or

• The Monthly Per Diem Limitation; or

• The LTC Coverage Amount.

The Maximum Monthly Percentage is the maximum percentage of the Adjusted LTC Coverage Amount that will be paid as a monthly LTC Benefit. You elect the Maximum Monthly Percentage shown in the Policy Specifications at Policy issue and cannot change it thereafter.

Provided the Policy is not in its Grace Period, the amount of the LTC Benefit Proceeds is equal to (a - b) where:

(a) is the LTC Benefit Amount; and

(b) is any Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage.

LTC Benefit Proceeds During Policy Grace Period - If benefit payment is made while the Policy is in its Grace Period, we reduce the payment by any unpaid Monthly Deductions. The LTC Benefit Proceeds are equal to: (a – b – c) where:

(a) is the LTC Benefit Amount; and

(b) is any Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage; and

(c) is any Monthly Deductions due and unpaid immediately prior to the benefit payment, multiplied by 1 minus the Acceleration Percentage.

If (b + c) is greater than (a), no benefit payment will be made and the Policy will remain In Force.

A hypothetical example where the Policy is not in the Grace Period:

Assume the following:

• LTC Coverage Amount is $750,000

• LTC Benefit Amount is $10,000

• Policy Debt before the benefit payment is $5,000

• Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

LTC Benefit Proceeds = 10,000 – (5,000 x 1%) = $9,950.00

A hypothetical example where the Policy is in the Grace Period:

Assume the following:

• LTC Coverage Amount is $750,000

• LTC Benefit Amount is $10,000

• Policy Accumulated Value is $15,000

• Policy Debt before the benefit payment is $15,200

• Monthly Deductions due and unpaid is $200

• Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

We will reduce Policy Debt, Accumulated Value and Monthly Deductions due and unpaid each by the Acceleration Percentage (1%):

• Accumulated Value after the benefit payment is $14,850

• Policy Debt after the benefit payment is $15,048

• Monthly Deductions due and Unpaid after the benefit payment is $198.00

LTC Benefit Proceeds = $10,000 - $152 - $198 = $9,650.00

If a benefit payment is made on the Monthly Payment Date, the benefit payment will be processed before the calculation of the Policy Monthly Deductions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Policy’s Total Face Amount;

• the Policy’s Accumulated Value;

• any Alternate Accumulated Value of the Policy or any rider;

• any Policy debt;

• any alternate loan values;

• any Surrender Charge applicable for each Coverage Layer unless the Policy has a Maximum Surrender Charge. If your Policy has a Maximum Surrender Charge, it will be reduced by the Acceleration Percentage;

• any Monthly Deduction due and unpaid during a Policy Grace Period;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals and other distributions as described in the Policy; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

For example, if the Acceleration Percentage is 2%, each of the above values is reduced by 2% as shown below:

Policy Value	Before benefit payment	Reduction (2% x Value)	After benefit payment
Total Face Amount	$500,000	$10,000	$490,000
Accumulated Value	$50,000	$1,000	$49,000
Policy Debt	$25,000	$500	$24,500
Alternate Accumulated Value	$15,000	$300	$14,700
Surrender Charge	$1,000	$20	$980

Other values reduced by the Acceleration Percentage are reduced in a similar manner as shown in the example above.

The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider. You may not decrease the Total Face Amount starting on the date a claim is In Good Order and continuing until the end of that Claim Period.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

After reduction to your Policy’s Accumulated Value and any Policy Debt, any amount of Monthly Deductions that are due and unpaid at the time of a benefit payment are reduced by an amount equal to the Acceleration Percentage multiplied by the Monthly Deduction due and unpaid prior to the benefit payment.

Transfers of Accumulated Value during any Claim Period

Transfers from the Fixed Account or the Fixed LT Account to the Variable Investment Options are not permitted. You may transfer Accumulated Value from the Variable Investment Options to the Fixed LT Account, subject to limitations on allocations to the Fixed Options.

Other Effects on the Policy

Beginning on the date a claim is In Good Order under this Rider:

• We will not allow Death Benefit Option Changes, except for changes into Death Benefit Option A;

• We will not allow any requested increases in benefits under the Policy or any Riders; and

• We will discontinue the Automated Income Option or any other systematic distribution program in effect.

You may not request a Policy Loan or Policy Withdrawal starting on the date a claim is In Good Order and continuing until the end of that Claim Period. When a Claim Period is no longer in effect, Policy Loans and Policy Withdrawals will be available according to the terms of the Policy.

The Riders After Exercising the Premier LTC Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. Charges may be affected by the reduction in benefits and policy values. In addition:

• For any policies with term insurance that provide a termination credit, the termination credit basis is reduced on the date of each benefit payment by an amount equal to the value of the termination credit basis prior to the benefit payment multiplied by the Acceleration Percentage;

• For any no-lapse guarantee rider using no lapse guarantee premiums, the no-lapse premium and the no-lapse credit will be reduced on the date of each benefit payment;

• Overloan protection riders cannot be exercised starting on the date a claim is In Good Order and continuing until the end of that Claim Period;

• For policies with any minimum earnings benefit rider, any Minimum Premium Requirement is reduced by an amount equal to the Minimum Premium Requirement prior to the benefit payment multiplied by the Acceleration Percentage on the date of the claim.

Lapse Protection during Claim Period

During any Claim Period, the Policy and Riders will not lapse. On each Monthly Payment Date during any Claim Period, we will make a determination of the Policy’s Net Accumulated Value. If the Policy’s Net Accumulated Value is greater or equal to zero, the Net Accumulated Value will not be reduced to less than zero, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. If the Policy’s Net Accumulated Value is less than zero, the Net Accumulated Value will not be reduced further, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. Policy loans and alternate loans will continue to be processed according to the Policy and may result in a negative Net Accumulated Value. You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect. If the Insured dies during the Claim Period, we will pay the Policy’s Death Benefit as defined in the contract. If we receive notification of the Insured’s death before a benefit payment is made, we will not make the benefit payment. If we receive notification of the Insured’s death after a benefit payment is made, the benefit payment will reduce the Death Benefit proceeds payable under the Policy.

A hypothetical example with no Policy Debt:

Assume the following:

• Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

• At benefit payment, Acceleration Percentage is 1%

• Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

• Monthly Deductions due is $1,500

We will limit monthly deductions to $1,189 so that after the monthly deductions are assessed, the Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid.

A hypothetical example with Policy Debt:

Assume the following:

• Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

• Policy Debt prior to benefit payment is $500

• At benefit payment, Acceleration Percentage is 1%

• Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

• Policy Debt after the benefit payment is $495

• Net Accumulated Value is $694 ($1,189 - $495)

• Monthly Deductions due is $1,500

We will limit monthly deductions to $694 so that after the monthly deductions are assessed, the Net Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid. Note that loan interest charge will be added to the policy debt so that the Net Accumulated Value at the end of the month will be negative.

Rider Termination

The Rider is effective on the Rider Effective Date unless otherwise stated. It will terminate on the same date any of the following occur:

• The Insured’s death;

• The Rider is cancelled pursuant to the Owner’s request;

• Exercise of any Policy overloan protection;

• Any terminal illness benefit payment resulting in an Adjusted LTC Coverage Amount that is less than the Minimum LTC Coverage Amount;

• The LTC Coverage Amount is zero; or

• The Policy is terminated.

Lapse and Reinstatement

The Policy’s Lapse and Reinstatement section applies to the Rider, except as follows:

• We will provide Notice of pending lapse or termination for non-payment of premium to you and the Insured, any assignee of record and any additional designee;

• To protect the Policy and Rider against unintentional lapse, you must designate at least one additional person to receive the lapse notice or you must waive the designation in writing;

• We will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction during any Claim Period;

• The Policy and Riders will not lapse during any Claim Period and the Policy’s Net Accumulated Value will not be reduced to less than zero, except for amounts attributable to Policy loans.

You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect.

You can reinstate your Rider under the Rider’s Reinstatement provision within six months from the end of the Grace Period and subject to our approval of your reinstatement application. A reinstated Rider will only cover loss resulting from an injury or condition that begins after the date of reinstatement. Otherwise, you will have the same rights under the Rider as you had before it terminated. If the Rider terminates while the Insured is Chronically Ill, we may reinstate coverage subject to conditions described in the Rider.

You cannot reinstate the Rider after six months from the end of the Grace Period, even if your Policy is reinstated.

Extension of Benefits

If this Rider terminates while the Insured is Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility, benefits may be paid for such Confinement if the Confinement began while this Rider was In Force and the Confinement continues without interruption after termination. Extension of benefits stops on the earliest of:

• The date when the Insured no longer meets the eligibility for the payment of benefits requirements;

• The date the Insured is no longer Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility; or

• The date when the LTC Coverage Amount remaining after a monthly benefit payment is zero.

This Extension of Benefits provision is subject to all provision of this rider and all applicable coverage maximums.

If benefits are continued under this Extension of Benefits provision because the Policy has lapsed, no Death Benefit will be payable to the beneficiary under the Policy.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Claims Provisions

We prefer that either you or the Insured notify us as soon as the Insured first becomes eligible and may soon need care covered by this Rider. Notify us even if you or the Insured is unsure, and we can help determine whether the Insured is eligible for benefits. To file a claim, you or the Insured may call us, notify us in writing or submit a completed Claim Form we provide.

When we receive the notice of claim, we will expect the Insured to submit a completed Claim Form. The information needed to establish the Insured’s eligibility for benefits will include:

• Certification by a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual;

• Confirmation through sufficient Proof of Loss that the Insured has incurred an expense for a Qualified Long-Term Care Service to initiate the Elimination Period; and

• A Plan of Care.

In order to ensure that the Insured continues to meet the eligibility conditions for Rider Benefits throughout the Claim Period, we reserve the right to have the Insured evaluated by our nurse, to contact the Insured’s Physician(s) or other care provider and to review the Insured’s medical records at any time during the Claim Period.

We will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If you, the Insured or the Insured’s Representative does not receive the necessary Claim Forms within 15 days, you can file a Proof of Loss without them by sending us a letter describing the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within 90 days following the loss for which benefits are claimed. We will not pay benefits until we verify eligibility for benefits.

Once a claim is In Good Order, benefit payments will start within 30 business days. Benefit payments will be made as long as the insured continues to meet the eligibility for the payment of benefits and our liability continues. Any periodic benefit payments will be made on a monthly basis as long as the loss and our liability continue. We pay the Benefits to you (or your designee) unless the Policy has been otherwise assigned.

If you or the Insured disagree with our decision regarding a claim, you may submit a Written Request for reconsideration of your claim within 60 days of that decision. Any internal review of claim decisions will be consistent with applicable laws and regulations. You or the Insured should submit any additional information that you or the Insured feel is necessary for our review.

Care Coordination

The Rider provides access to Care Coordination under a national long-term care services referral network via a toll-free telephone number. Care Coordination helps identify a person’s functional, cognitive, personal and social needs for care and services and can help link the person to a full range of appropriate services. Services include free consultation, Assessments and tailored information to assist in planning and implementing a Plan of Care. There is no additional charge for this service and it has no effect on the LTC Coverage Amount. This service is subject to availability and may be modified, suspended, or discontinued at any time upon thirty days written notice.

• Premier Living Benefits Rider

The Premier Living Benefits Rider is a chronic illness Rider that provides protection from the financial impacts of becoming chronically ill by providing acceleration of a portion of the Death Benefit in the event that you become chronically ill. For more information, please see APPENDIX B: State Law Variations.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Activities of Daily Living – include the following self-care functions:

• Bathing oneself

• Continence

• Dressing oneself

• Feeding oneself

• Getting oneself to and from the toilet

• Transferring oneself into or out of a bed, chair or wheelchair.

Annual Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service on the date the Chronic Illness Benefit Proceeds are effective, multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 365.

Chronically Ill Individual – an Insured who has been certified in writing as:

• Being permanently unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual; or

• Requiring continual supervision by another person for protection from threats to the Insured’s health or safety as described in the Rider.

Initial Eligible Amount – the lesser of the Maximum Lifetime Accelerated Death Benefit or the Death Benefit on the effective date of the initial request for the Benefit.

Licensed Health Care Practitioner – a physician licensed and residing in the United States. The Licensed Physician cannot be you or an immediate family member.

Maximum Lifetime Accelerated Death Benefit – the maximum amount of Death Benefit that you can accelerate under the Premier Living Benefits Rider during the Insured’s lifetime, as shown in the Policy Specifications.

Eligibility Conditions

This Rider may be attached to only one policy per insured. If you have existing Pacific Life Policies with a chronic illness rider, you may choose to either:

1. terminate the chronic illness rider on your existing policy, and obtain a new chronic illness rider with a newly-issued policy, if you qualify; or

2. maintain the chronic illness rider on your existing policy, and accept any applied for life insurance, if issued, without the chronic illness rider.

You should not terminate any existing Pacific Life chronic illness rider until the new application with a chronic illness rider has been approved by Pacific Life. If an insured’s chronic illness has generated benefits under any existing Pacific Life policy, that insured does not qualify for a new chronic illness rider. Please understand that chronic illness benefits may be higher or lower based upon the policy to which it is attached. Request sample illustrations from your life insurance producer to help determine the policy configuration is appropriate for you.

To receive the Rider Benefit, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Chronically Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The Chronically Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury.

We will pay the Benefits immediately after we receive written certification from a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Health Care Practitioner, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

The Rider at Exercise

You may request the Rider Benefits once per twelve-month period. Your Written Request should include:

• The Benefit amount requested; and

• Your selection of an annual payment or monthly payments. If your request does not specify a payment option, we will pay the Benefit as an annual payment.

If you elect to receive an annual payment, we will provide you with one lump-sum payment. Your request for an annual payment cannot be less than $5,000, and can never be greater than the Maximum Annual Benefit Amount. The Maximum Annual Benefit Amount is the lesser of:

• The Annual Per Diem Limitation; or

• The Reduction Factor times the Eligible Accelerated Annual Death Benefit. The Reduction Factor is equal to [a + b] ÷ c where

(a) is 100% of the Policy’s Cash Surrender Value;

(b) is the Chronic Illness Risk Factor times the result of the Death Benefit minus the greater of zero or the Policy’s Accumulated Value; and

(c) is the Death Benefit.

The Eligible Accelerated Annual Death Benefit is the lesser of:

• 24% of the Initial Eligible Amount; or

• The excess of the Maximum Lifetime Accelerated Death Benefit over the Total Accelerated Death Benefit; or

• The Death Benefit.

The Chronic Illness Risk Factor is based on the Insured’s Age, sex and Risk Class, as well as the Accelerated Death Benefit Interest Rate and a mortality table for disabled lives we declare.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

• the current yield on the 90-day Treasury bill; or

• the maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

• Verify that the Policy is not in the Grace Period. If it is in the Grace Period, we will reduce the Benefit payment by the amount needed to pay any Monthly Deduction required to keep the Policy In Force;

• Limit the Benefit to the Maximum Annual or Maximum Monthly Benefit Amount, as applicable;

• Calculate the amount payable upon request under this Rider (the “Chronic Illness Benefit Proceeds”);

• Reduce the Policy and Rider values as described in the Rider; and

• Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

If your Policy has an accidental death rider, the accidental Death Benefit amount is not eligible for acceleration under this Rider.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Total Face Amount;

• the Accumulated Value;

• the surrender charge for each Coverage Layer;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = the Chronic Illness Benefit; and

b = the Reduction Factor multiplied by the Death Benefit on the date of each benefit payment.

Your Policy’s Total Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment. The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Policy Debt, Loan Account and Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

Your Policy’s Alternate Accumulated Value, if any, will be reduced by an amount equal to the Acceleration Percentage multiplied by the Alternate Accumulated Value prior to a Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following a Benefit payment will be calculated according to the terms of the Policy.

Other Effects on the Policy

After we make the initial Benefit payment under the Rider:

• You can change your Death Benefit Option, but only to Death Benefit Option A;

• We will not allow any requested increases in benefits under the Policy or any Riders; and

• We will discontinue the Automated Income Option or any other systematic distribution program in effect.

The Riders After Exercising the Premier Living Benefits Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

• Face Amounts for any term insurance rider on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

• For any no-lapse guarantee rider using no lapse guarantee premiums, the no-lapse premium and the no-lapse credit will each be reduced on the date of each benefit payment;

• For policies with overloan protection riders, the riders will terminate at the time the first Benefit proceeds are paid;

• For policies with any minimum earnings benefit riders, Alternate Accumulated Value will be reduced by an amount equal to the Alternate Accumulated Value prior to the Benefit payment multiplied by the Acceleration Percentage;

Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code. You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your Written Request;

• Acceleration of any part of the Policy’s Death Benefit because of the Insured’s terminal illness;

• When you have accelerated the maximum amount of Death Benefit that can be accelerated under the Rider, as shown in the Policy Specifications;

• Exercise of an overloan protection rider;

• When the Rider or the Policy terminate; or

• When you notify us of the Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

• Terminal Illness Rider

(This Rider is called “Accelerated Death Benefit Rider for Terminal Illness” in your Policy.)

The Terminal Illness Rider provides protection from the financial impacts of having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less by providing acceleration of a portion of the Death Benefit. For more information, please see APPENDIX B: State Law Variations. This Rider must be elected at Policy Issue.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Eligible Coverage – the portion of the Policy Face Amount that will qualify for determining the Terminal Illness Benefit under the Terminal Illness Benefit Rider. Your Policy’s Eligible Coverage is listed in the Policy Specifications under the Terminal Illness Rider. It does not include any insurance on the life of anyone other than the Insured and any other rider on the Insured.

Licensed Physician – a physician licensed and residing in the United States. The Licensed Physician cannot be you or an immediate family member.

Terminally Ill Individual – an Insured who has been certified in writing as having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Terminally Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The Terminally Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury;

• If your Policy is a last survivor policy, it will only be eligible for a Terminal Illness Benefit after the death of the first Insured and only if the survivor is a Terminally Ill Individual.

The Terminal Illness Benefit will be payable when we receive written certification from a Licensed Physician that the Insured is a Terminally Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Terminal Illness Benefit will not be payable if the law requires the Benefit to meet creditor claims or a government agency requires the Benefit for application or maintenance of a government benefit or entitlement.

The Premier Living Benefits Rider will terminate when we receive a Written Request for the Terminal Illness Benefit under this Rider.

If your Policy has an accidental Death Benefit rider, the accidental Death Benefit amount is not eligible for acceleration under the terms of this Rider.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as a Terminally Ill Individual and meets the eligibility conditions.

When we make the benefit payment we will:

• Limit the benefit to the lesser of 75% of the Eligible Coverage or $250,000;

• Calculate the Terminal Illness Benefit Proceeds, as described below; and

• Reduce Policy and Rider values.

Calculating the Benefit Under the Rider

The Terminal Illness Benefit Proceeds is the amount payable under the Rider. It is a one-time payment equal to the Terminal Illness Benefit multiplied by (a) and reduced by (b) and (c) where:

(a) the Terminal Illness Reduction Factor;

(b) Policy Debt multiplied by the Acceleration Percentage; and

(c) a processing charge, guaranteed not to exceed $100.

If the Insured dies within 30 days of payment of the Terminal Illness Benefit Proceeds, we will refund the amounts defined in (a) and (c) above.

The Terminal Illness Reduction Factor is equal to (a) x (b) where:

(a) equals 1; and

(b) equals 1 plus the Accelerated Death Benefit Interest Rate.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

• the current yield on the 90-day Treasury Bill; or

• the maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

We pay the Terminal Illness Benefit as a lump sum. It is guaranteed never to be less than $500 or 25% of your Policy’s Face Amount. We will pay the Terminal Illness Proceeds once per Policy.

If you send us Written Notice that the Insured has died before we have paid the Terminal Illness Benefit, we will not make the payment. However, if we pay the Terminal Illness Benefit before we receive Written Notice of the Insured’s death, the payment will be effective and we will reduce the Death Benefit Proceeds payable under the Policy.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

• Calculate the amount payable upon request under this Rider (the “Terminal Illness Benefit Proceeds”);

• Reduce the Policy and Rider values as described in the Rider; and

• Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, cost of insurance Charges and Policy Loans.

If your Policy has an accidental Death Benefit rider, the accidental Death Benefit amount is not eligible for acceleration under the terms of this Rider.

If you request another transaction on the same day as a Terminal Illness Benefit is paid, we will process the Terminal Illness Benefit Proceeds after we have processed the other requested transactions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, Policy values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Total Face Amount;

• the Accumulated Value;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = the Terminal Illness Benefit; and

b = the Eligible Coverage on the date of each Benefit payment.

Your Policy’s Total Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment. The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider.

The Policy’s Death Benefit and Accumulated Value will continue to be calculated in accordance with the terms of the Policy.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Policy Debt, Loan Account and Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following the Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following the Benefit payment will be calculated according to the terms of the Policy.

The Riders After Exercising the Terminal Illness Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

• Face Amounts for any term insurance rider on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

• For any no-lapse guarantee rider using no lapse guarantee premiums, the no-lapse premium and the no-lapse credit will each be reduced on the date of each Benefit payment;

• For policies with overloan protection riders, the rider will terminate at the time the first Terminal Illness Benefit proceeds are paid;

• For policies with any minimum earnings benefit riders, Alternate Accumulated Value will be reduced by an amount equal to the Alternate Accumulated Value prior to the benefit payment multiplied by the Acceleration Percentage.

Terminal Illness Benefit Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code.

You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your Written Request;

• The date the Benefit under the Rider are paid;

• Exercise of an overloan protection rider;

• When the Rider or the Policy terminate; or

• When you notify us of Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

• Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and Coverage charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider.

Total disability is a condition

resulting from accidental bodily injury or a disease which first manifests itself while the Rider is in effect;

occurs before the Insured’s age 60;

lasts continuously for a minimum of three months;

prevents the Insured from performing the duties of their job; and

includes the Insured’s total and irrecoverable loss of sight of both eyes or use of two hands, two feet or one hand and one foot.

We will not waive the Loan Interest Charge or any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original Coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 60. However, if the Insured was disabled before reaching Age 60, benefits under the Rider will continue until the death of the Insured as long as the Insured remains disabled.

• Overloan Protection II Rider

Provides a no-lapse guarantee to the Policy.

Subject to availability in your state, your Policy will have an Overloan Protection II Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. If your Policy were to lapse, you would lose your Policy’s Death Benefit protection.

The Rider After Policy Issue

The Rider cannot be exercised during the first 15 Policy Years or before the Insured is Age 75, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect prior to exercise. There is no charge for this Rider unless you exercise it. Please see Rider Termination below for termination conditions of the Rider before and after exercise. You may not pay premiums or take withdrawals from your Policy after exercise of the Rider. The Rider may not be exercised after the Policy has entered the Grace Period.

Premium payments, less Policy loans and withdrawals, must equal or exceed the minimum five-year premium. The minimum five-year premium equals 350% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change. If enough cumulative premium has not been paid during the first five Policy Years to satisfy this requirement, we will send you a notice stating the amount of additional premium that must be paid to keep the Rider in effect. You will have at least 60 days after the mailing of the notice to pay additional premium to keep this Rider in effect. If we have not received the additional premium by that date, this Rider will terminate.

The Rider At Exercise

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

• The minimum five-year premium requirement was met.

• The Death Benefit Option is Option A.

• The Policy must have been In Force for at least 15 years.

• The Insured’s Age is within the range of Ages shown in the Overloan Protection Rider section of the Policy Specifications. The Rider may not be exercised if the Insured is younger than Age 75 or older than Age 120.

• There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

• The Policy Debt is greater than the Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

• There are no projected forced distributions of Accumulated Value for any Policy Year.

• The Guideline Premium Limit for the Policy will remain greater than zero at all times prior to Insured’s Age 100.

• The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

• There are no Riders requiring charges after the exercise effective date, other than this Rider and any term insurance Rider on the Insured, and there must not be any change in term insurance Rider Face Amount scheduled to take effect after the exercise effective date. You must terminate any Riders requiring charges and any scheduled changes in term insurance prior to exercise of this Rider.

• The policy must not be in the Grace Period.

Contact us if you have any questions about your eligibility to exercise this Rider.

On the exercise effective date, we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. The charge ranges from 1.12% to 4.52% of the Policy’s Accumulated Value, and is based on the Insured’s sex, Risk Class and Age at the time the Rider is exercised. There is no charge if the Rider is never exercised. After exercise of the Rider, and while it continues in effect, the Policy’s lowest Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

An example

For a male, non-smoker Insured, Age 85 when the Rider is exercised, the charge will be 2.97% of the Policy’s Accumulated Value on the exercise effective date. If the Policy’s Accumulated Value is $25,000, the charge deducted from the Accumulated Value on the exercise effective date is $742.50. ($25,000 × 2.97% = $742.50).

The Rider After Exercise

After the exercise effective date and as long as the Rider stays in effect, the Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges, even if the insufficiency is caused by Policy Debt exceeding Accumulated Value.

After the exercise of the Rider, the Minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt. Calculation of the Death Benefit, Minimum Death Benefit and Death Benefit Proceeds is described in THE DEATH BENEFIT.

Rider Termination

This Rider will terminate on the earliest of the following events:

• You do not pay enough premium to meet the minimum five-year premium requirement;

• The Policy terminates;

• You make a Written Request to terminate this Rider; or

• If, after the exercise effective date:

• any premium is paid

• any withdrawal is taken

• any loan repayment is made, other than for loan interest due

• any Policy benefit is changed or added at your request

• any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

You should be aware that the tax consequences of this Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when this Rider is exercised. You should consult a tax advisor as to the tax risks associated with this Rider.

Things to Keep in Mind

Accelerated death benefit payments received for a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations). Pacific Life cannot determine the taxability of benefit payments. Tax treatment of long-term care benefits is complex, and will depend on the amount of benefits taken, the amount of qualified expenses incurred and possibly other factors. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Consult your qualified and independent legal and tax advisors about the tax implications of these benefits.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See HOW PREMIUMS WORK – Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your life insurance producer will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank

• by money order in a single denomination of more than $10,000 for in force payments, if it originates in a U.S. bank

• by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• by temporary check with the ABA routing number and account number pre-printed on the check

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• traveler’s checks

• cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

• money order in a single denomination of $10,000 or less

• third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

You can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a maximum premium load of 6.95% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax advisor for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

When we allocate your first premium depends on the state and replacement status. For policies that require us to return the premiums you have paid if you exercise your Free Look Right, we will hold your Net Premiums in the Fidelity® VIP Government Money Market Variable Account until the end of the applicable state free look period, and then transfer them to the Investment Options you have chosen.

If your Policy requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you have chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Fidelity® VIP Government Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your Policy will enter its Grace Period. We will send you a notice telling you the amount of premium to pay to keep your Policy In Force. The 61-day Grace Period starts on the notice date. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the sum of the following:

• Variable Accumulated Value – the sum of the Accumulated Value in each Variable Account.

• Fixed Accumulated Value – the value allocated to the Fixed Options.

• Loan Account Value – The value of any Loans that you have taken, including interest on the amount of loan.

The Accumulated Value in the Fixed and Variable Options is made up of the following:

• Net Premiums that you allocate

• Any non-guaranteed Persistency Credits that we may pay

• Policy Charges that we deduct

• Withdrawals that you request

• Loans that you request and that become part of the Loan Account

• Earnings on the Accounts.

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

The Variable Accumulated Value is the sum of the value allocated to each of the Variable Accounts. For each Variable Account, we determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

The Fixed Accumulated Value is the sum of the value in the Fixed Account and Fixed LT Account. We credit interest to these accounts on a daily basis, at a rate not less than the guaranteed minimum of 2.50%. Please see YOUR INVESTMENT OPTIONS – Fixed Options for further details.

When you request a Policy loan, an equivalent amount of money is deducted from the Fixed and Variable Options and added to the Loan Account. Your Policy Debt is the amount in the Loan Account plus interest charged to the Loan Account. The Loan Account Value is the Loan Account plus interest we credit to the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here is how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any

Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent premium allocation instructions.

Beginning on your 16th Policy Anniversary, we may increase your annual persistency credit to 0.35%.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.50%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Policy Charges

We take various charges from your Policy’s Accumulated Value to compensate us for the cost of the Policy benefits and for maintaining your Policy:

1. Monthly Deductions

2. Certain Transaction Fees

3. Administrative and Underwriting Service Fees

4. Loan Interest Charged against the Loan Account

Transaction fees, administrative and underwriting service fees are shown in the FEE TABLES.

We deduct Policy charges from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Fixed and Variable Accumulated Value. You may choose to have the deductions taken from either the Variable Options or the Fixed Account.

We offer different underwriting methods such as guaranteed issue, simplified issue, or regular issue. If guaranteed issue or simplified issue is used, the cost of insurance rates are generally higher than if the Policy were issued through regular underwriting. As a result, a healthy individual who uses guaranteed or simplified issue may pay higher cost of insurance rates than if the healthy individual used regular issue for the Policy. See MORE ON POLICY CHARGES – Underwriting Methods and Nonstandard Ratings in the Statement of Additional Information for additional information on underwriting.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value on each Monthly Payment Date until the Monthly Deduction End Date. If there is not enough Accumulated Value less Policy Debt to pay the monthly charge, your Policy could lapse. For more information, see Lapsing and Reinstatement.

The Monthly Deduction is made up of five charges:

1. cost of insurance charge

2. administrative charge

3. Coverage charge

4. charges for optional Riders and benefits

5. asset charge

Your Policy and any Riders will provide a list of all guaranteed Policy charges as shown in the FEE TABLES. For any given charge, we may charge less than these amounts, but we will never charge more than these guaranteed amounts. Any lesser charge will apply uniformly to all members of the same Class.

We may profit from Policy charges and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are no Monthly Deductions after the Monthly Deduction End Date.

Cost of Insurance Charge

This Cost of Insurance Charge is for providing you with life insurance protection. It is based upon the cost of insurance rates of each Coverage Layer and a discounted Net Amount At Risk.

The Net Amount At Risk used for calculating cost of insurance charges is determined on the Monthly Payment Date as:

• The Death Benefit under the policy divided by the Net Amount At Risk Factor of 1.0020598

• Less the Accumulated Value

If your policy has multiple Coverage Layers, the Net Amount at Risk is proportional to each Coverage Layer based upon the Face Amount of the Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with each Coverage Layer. These rates are shown in your Policy Specifications or in any Supplemental Schedule of Coverage that we provide.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and sex of the Insured unless unisex rates are required. Sex blended tables are used for unisex cost of insurance rates. Unisex rates are used for Policies issued in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0020598.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of all Coverage Layers, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

An example
For a Policy that insures a male non-smoker, Age 45 at Policy issue, with a Policy Face Amount of $100,000

Accumulated Value at the beginning of the tenth month = $25,000
Death Benefit = $100,000
Guaranteed Cost of insurance charge in year 1 = 0.22

Net Amount of Risk = ($100,000 ÷ 1.0020598 - $25,000) = 99,794.44-25,000 = $74,794.44

Cost of insurance charge = 74,794.44 ÷ 1000 × 0.22 = 16.45

In Policy month 10, the cost of insurance charge is: $16.45

Administrative charge

We deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase.

Coverage charge

We deduct a Coverage charge every month to help cover the costs of distributing our Policies.

Each Coverage Layer on the Insured in the Policy has its own Coverage charge. The total amount of Coverage charges deducted monthly is the sum of the Coverage charges calculated for each Coverage Layer in effect.

The Coverage charge for each Coverage Layer is calculated based on the Face Amount, Insured’s Age and Risk Class, and Death Benefit Option on the Coverage Layer Effective Date.

Your Policy Specifications and any Supplemental Schedule of Coverage provide the Policy’s guaranteed Coverage charges. We may charge less than our guaranteed rate.

A hypothetical example:
For a Policy that insures a male standard nonsmoker who is Age 45 when the Policy is issued, and has a Policy Face Amount of $350,000:
The guaranteed monthly Coverage charge in year one is:

• Under Death Benefit Option A or Option C, is $113.96 during the first 20 Policy Years (($350,000 ÷ 1,000) × 0.3256); and $119.67 in Policy Year 21 and thereafter (($350,000 ÷ 1,000) × 0.3419)

• Under Death Benefit Option B, is $204.33 during the first 20 Policy Years (($350,000 ÷ 1,000) × 0.5835); and $214.45 in Policy Year 21 and thereafter (($350,000 ÷ 1,000) × 0.6127)

Asset Charge

We deduct an asset charge every month at a guaranteed maximum annual rate of 0.45% annually (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

For purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt, withdrawals or loans, or allocate any new Net Premium.

The annual rate for the asset charge is 0% on and after the Monthly Deduction End Date.

Charges for optional riders

If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction.

Your Policy’s Accumulated Value is affected by the following:

• loans or withdrawals you make from your Policy

• certain Rider benefits paid from your Policy

• not making planned periodic premium payments

• the performance of your Investment Options

• charges under the Policy.

If your Policy’s Accumulated Value less Policy Debt is not enough to pay the total monthly charge, your policy will enter its Grace Period. We deduct the amount that is available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Division.

We will give you a Grace Period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the Grace Period.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the Grace Period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option at the next policy monthly payment date.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the Grace Period

If the Insured dies during the Grace Period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have five years from the end of the Grace Period to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

• a written application

• evidence satisfactory to us that the Insured is still insurable

• a Premium payment sufficient to:

• cover all unpaid monthly charges and Policy loan interest that were due in the Grace Period, and

• keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

• Surrender charges and Policy charges other than Cost of Insurance Charges will resume on their schedule as of the Monthly Payment Date when lapse occurred.

• Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insureds’ Ages at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt

If there was a Policy loan at the time of lapse, we will eliminate the loan by reducing the Accumulated Value by the Policy Debt upon reinstatement. We will not charge or credit interest on the Loan Account during the period between lapse and reinstatement of your Policy.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 347-7787 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

We consider various factors when determining the Fund portfolios offered under this Policy. Such fund factors include some or all of the following: Fund reputation, asset class, investment objective, investment performance, manager and sub-adviser experience, brand recognition, portfolio share class, and portfolio expenses. We may also consider whether the underlying Fund makes fee payments for distribution and/or service (12b-1 fees), if a Fund affiliate makes fee payments for certain administrative support, or if the Fund is affiliated with us. See ABOUT PACIFIC LIFE – Service Arrangements in this Prospectus and the underlying Fund prospectus for additional information.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

The following charts are summaries of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your life insurance producer or by visiting www.PacificLife.com.

If your application (paper or by electronic submission) is dated on or after May 26, 2017, the following Variable Investment Options will be available for allocation:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER
Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I Global Fund Series II (formerly called Invesco Oppenheimer V.I Global Fund Series II)	Seeks capital appreciation.	Invesco Advisors Inc.
Invesco V.I. Main Street Small Cap Fund Series I (formerly called Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I)	Seeks capital appreciation.	Invesco Advisors, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
American Funds IS Asset Allocation Fund Class 4	Seeks to provide high total returns (including income and capital gains) consistent with preservation of capital over long term.	Capital Research and Management CompanySM
American Funds IS Growth Fund Class 4	Seeks to provide growth of capital	Capital Research and Management CompanySM
American Funds IS Growth-Income Fund Class 4	Seeks to provide long-term growth of capital and income.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock 60/40 Target Allocation ETF V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Government Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research LLC
Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research LLC

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Templeton Foreign VIP Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund Class 2	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Class	Seeks total return.	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett & Co. LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
MFS® New Discovery Series –Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Value Series – Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Neuberger Berman Sustainable Equity Portfolio Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Diversified Bond Portfolio Class I	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company, LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Emerging Markets Portfolio Class I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Equity Index Portfolio Class I	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC
International Large-Cap Portfolio Class I	Seeks long-term growth of capital.	MFS Investment Management
Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio Class I	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio Class I	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio Class I	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors, LLC
PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Short Duration Bond Portfolio Class I	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.
Small-Cap Index Portfolio Class I	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
PIMCO Income Portfolio – Administrative Class	Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	Pacific Investment Management Company, LLC

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
State Street Total Return V.I.S. Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	SSGA Funds Management, Inc.

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Seeks to provide long-term capital growth. Income is a secondary objective.	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.

If your application (paper or by electronic submission) is dated before May 26, 2017, the following Variable Investment Options will be available for allocation:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER
Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I Global Fund Series II (formerly called Invesco Oppenheimer V.I Global Fund Series II)	Seeks capital appreciation.	Invesco Advisors Inc.
Invesco V.I. Main Street Small Cap Fund Series I (formerly called Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I)	Seeks capital appreciation.	Invesco Advisors, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
American Funds IS Asset Allocation Fund Class 4	Seeks to provide high total returns (including income and capital gains) consistent with preservation of capital over long term.	Capital Research and Management CompanySM
American Funds IS Growth Fund Class 4	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth-Income Fund Class 4	Seeks to provide long-term growth of capital and income.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock 60/40 Target Allocation ETF V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC

BNY MELLON VARIABLE INVESTMENT FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
BNY Mellon VIF Appreciation Portfolio Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Investment Adviser, Inc.

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Freedom Income PortfolioSM Service Class 2	Seeks high total return. (Principal preservation is of secondary importance.)	Fidelity Management & Research LLC
Fidelity® VIP Government Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research LLC
Fidelity® VIP Growth Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research LLC
Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research LLC
Fidelity® VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research LLC

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Templeton Foreign VIP Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund Class 2	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
Janus Henderson Enterprise Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Overseas Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Class	Seeks total return.	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio – Class II	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LEGG MASON PARTNERS VARIABLE INCOME TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Western Asset Variable Global High Yield Bond Portfolio – Class II	Seeks to maximize total return.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

Lord Abbett Developing

Growth Portfolio Class VC

*Effective May 1, 2021, transfer requests and future premium allocations designated to the Lord Abbett Developing

Growth Portfolio Class VC investment option will no longer be accepted.

	Seeks to deliver long-term growth of capital.	Lord Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio Class VC	Seeks to deliver long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
MFS® New Discovery Series –Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class*	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series – Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

* Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

M FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
M Capital Appreciation Fund	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M International Equity Fund	Seeks to provide long-term capital appreciation.	Dimensional Fund Advisors, LP
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	Brandywine Global Investment Management, LLC

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Neuberger Berman Sustainable Equity Portfolio Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
All Portfolios offered are Class I unless otherwise noted below.
Core Income Portfolio	Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Asset Management LLC
PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company, LLC
Dividend Growth Portfolio	Seeks dividend income and long-term capital appreciation.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC
Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management LLC
Focused Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management LLC
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	QS Investors, LLC
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Wellington Management Company LLP
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Main Street® Core Portfolio	Seeks long-term growth of capital and income.	Invesco Advisers, Inc.
Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company, Delaware Investments Fund Advisors will replace Icy Investment Management Company as sub-adviser to the Fund in mid-2021.
Mid-Cap Value Portfolio	Seeks long-term growth of capital.	Boston Partners Global Investors, Inc.
Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Principal Real Estate Investors LLC
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Mutual Advisers, LLC & BlackRock Investment Management, LLC
Small-Cap Growth Portfolio* *Effective May 1, 2014, transfer requests and future premium allocations designated to the Small-Cap Growth investment option will no longer be accepted.	Seeks capital appreciation; no consideration is given to income.	MFS Investment Management
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC
Small-Cap Value Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.
Technology Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Value Portfolio (formerly called Comstock Portfolio)	Seeks long-term growth of capital.	American Century Investment Management, Inc.
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
PIMCO Global Managed Asset Allocation Portfolio – Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index.	Pacific Investment Management Company, LLC
PIMCO Income Portfolio – Administrative Class	Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Royce Micro-Cap Portfolio Service Class	Long-term growth of capital.	Royce & Associates, LP

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
State Street Total Return V.I.S. Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	SSGA Funds Management, Inc.

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Seeks to provide long-term capital growth. Income is a secondary objective.	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.

VANECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
VanEck VIP Global Resources Fund Initial Class (formerly called VanEck VIP Global Hard Assets Fund Initial Class)	Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	Van Eck Associates Corporation

The Investment Adviser

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

Capital Research and Management CompanySM is the investment adviser of the American Funds Insurance Series.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc.

BNY Mellon Investment Adviser, Inc is the investment adviser of the BNY Mellon Variable Investment Fund.

Fidelity Management & Research LLC is the investment adviser of the Fidelity® Variable Insurance Products Funds.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond VIP Fund portfolio. Templeton Investment Counsel, LLC is the investment adviser for the Templeton Foreign VIP Fund portfolio.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and the Legg Mason Partners Variable Income Trust.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust.

M Financial Investment Advisers Inc. (“MFIA”) is the investment adviser to M Fund, Inc., and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

Neuberger Berman Investment Advisers LLC is the investment manager of the Neuberger Berman Advisers Management Trust.

Pacific Investment Management Company, LLC is the investment adviser of the PIMCO Variable Insurance Trust.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly.

Royce & Associates, LP is the investment adviser of the Royce Capital Fund.

SSGA Funds Management, Inc. is the investment adviser of the State Street Variable Insurance Series Funds, Inc.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc.

Van Eck Associates Corporation is the investment adviser of the VanEck VIP Trust.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fees and expenses paid by the Funds

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account. The Fixed LT Account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account. See YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions for information on the allocation rules.

The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see ABOUT PACIFIC LIFE.

Here are some things you need to know about the Fixed Options:

• Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.50%.

• We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• There are no investment risks or direct charges. Policy charges still apply.

• There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

• We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

• We have not registered the Fixed Options with the SEC. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

• We may add, terminate, or suspend one or more of the Fixed Options at any time. We will notify you before any such changes occur.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

• You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

If your application (paper or by electronic submission) is dated on or after May 26, 2017:

American Funds IS Asset Allocation Fund Class 4	Fidelity® VIP Freedom 2035 Service Class 2
American Funds IS Growth Fund Class 4	Fidelity® VIP Freedom 2045 Service Class 2
American Funds IS Growth-Income Fund Class 4	Fidelity® VIP Mid Cap Service Class 2
Fidelity® VIP Freedom 2025 Service Class 2	T. Rowe Price Blue Chip Growth Portfolio – II
Fidelity® VIP Freedom 2030 Service Class 2	T. Rowe Price Equity Income Portfolio – II

If your application (paper or by electronic submission) is dated before May 26, 2017:

American Funds IS Asset Allocation Fund Class 4	Fidelity® VIP Freedom 2015 Service Class 2	Fidelity® VIP Freedom 2045 Service Class 2	T. Rowe Price Blue Chip Growth Portfolio – II
American Funds IS Growth Fund Class 4	Fidelity® VIP Freedom 2020 Service Class 2	Fidelity® VIP Freedom Income Service Class 2	T. Rowe Price Equity Income Portfolio – II
American Funds IS Growth-Income Fund Class 4	Fidelity® VIP Freedom 2025 Service Class 2	Fidelity® VIP Growth Service Class 2
Fidelity® VIP Contrafund Service Class 2	Fidelity® VIP Freedom 2030 Service Class 2	Fidelity® VIP Mid Cap Service Class 2
Fidelity® VIP Freedom 2010 Service Class 2	Fidelity® VIP Freedom 2035 Service Class 2	Fidelity® VIP Value Strategies Service Class 2

For example, if you transfer from the American Funds IS Asset Allocation Fund Class 4 to the American Funds IS Growth Fund Class 4, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Fidelity VIP Value Strategies Service Class 2 to the American Funds IS Asset Allocation Fund Class 4, that would be the second transfer in the calendar month involving the American Funds IS Asset Allocation Fund Class 4 and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options:

If your application (paper or by electronic submission) is dated on or after May 26, 2017:

BlackRock Global Allocation V.I. Fund Class III	Lazard Retirement International Equity Portfolio Service Class
Invesco V.I. International Growth Fund Series II	Templeton Foreign VIP Fund Class 2

Invesco V.I. Global Fund Series II	Templeton Global Bond VIP Fund Class 2
Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Class

If your application (paper or by electronic submission) is dated before May 26, 2017:

BlackRock Global Allocation V.I. Fund Class III	Lazard Retirement Global Dynamic Multi-Asset Portfolio Service Class	Templeton Foreign VIP Fund Class 2	Western Asset Variable Global High Yield Bond Portfolio Class II
Invesco V.I. International Growth Fund Series II	Lazard Retirement International Equity Portfolio Service Class	Templeton Global Bond VIP Fund Class 2
Invesco V.I. Global Fund Series II	PIMCO Global Managed Asset Allocation Portfolio - Advisor Class	VanEck VIP Global Resources Fund Initial Class (formerly called VanEck VIP Global Hard Assets Fund Initial Class)
Janus Henderson Overseas Portfolio Service Class	State Street Total Return V.I.S. Fund Class 3	Variable Account I (M International Equity Fund)

For example, if you transfer from the BlackRock Global Allocation V.I. Fund Class III to the Invesco V.I. International Growth Fund Series II, that counts as one transfer for the calendar month. If you later transfer from the Templeton Foreign VIP Fund Class 2 to the Templeton Global Bond VIP Fund Class 2, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, Fixed Option interest sweep service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

• You can make transfers from the Variable Investment Options into the Fixed Account at any time during the policy year. You can make transfers from the Variable Investment Options to the Fixed LT Account 30 days prior to and 30 days after each Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Options for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Options).

• You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services later in this section). Such transfers are limited to the greater of:

• $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

• $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

• We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the Grace Period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, reorganization of underlying portfolios, or other extraordinary circumstances.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing

As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

First year transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the Policy's first year. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

• You must send us a Written Request that’s signed by all owners.

• Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

• You can choose to receive your withdrawal in a lump sum or use it to elect an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

• If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal. For Policies with Death Benefit Option A and the Guideline Premium Test election, the Total Face Amount reduction following a withdrawal may be limited to keep the Guideline Premium Limit greater than zero at all times prior to Age 100.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $1,000 after the withdrawal.

An example

For a Policy with a Total Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Total Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Total Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Total Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Total Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

Taking Out a Loan

You can borrow money from us any time after the free look period. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.50% on the amount in the Loan Account.

How much you can borrow

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

• three times the most recent monthly deduction;

• any surrender charge; and

• any existing Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000 • Policy Debt of $60,000 • a most recent monthly deduction of $225 • a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

Paying off your loan

You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent premium allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see HOW YOUR PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section for details.

What happens if you do not pay off your loan

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• the Death Benefit Proceeds before we pay them to your Beneficiary

• the Cash Surrender Value if you surrender your Policy.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may also be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your Investment Options

• how long you would like to receive regular income

• the amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection II Rider

Subject to availability in your state, your Policy will have an Overloan Protection II Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. For more information, please see THE DEATH BENEFIT – Optional Riders and Benefits.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

• You must send us your Policy and a Written Request.

• If a premium payment of over $1,000 was received within 10 business days of the surrender request, the premium amount received may be withheld from the surrender proceeds until we obtain verification the payment cleared the bank. The amount withheld will be noted on our surrender confirmation letter and a separate letter will be provided when the remainder of the proceeds are disbursed.

• We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to elect an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

• If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

• Each Coverage Layer has a surrender charge, based on the Face Amount of each Coverage Layer and the Age and Risk Class of the Insured, and the Death Benefit Option, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors associated with the increase.

Your Policy has a Level Period at Policy issue, during which the surrender charge is equal to the Initial Amount. After the Level Period, the surrender charge decreases on each Monthly Payment Date by 1⁄12 of the Reduction Factor until the charge becomes $0 after the End Year. The Initial Amount (the amount of the initial Surrender Charge), the Level Period (the number of years during which the Surrender Charge remains unchanged), the Reduction Factor (the amount by which the Surrender Charge is reduced) and the End Year (the last year in which a Surrender Charge is assessed) are shown in the Table of Surrender Charge Factors in your Policy Specifications.

Example

For a Policy that insures a male non-smoker, Age 45 at Policy issue, with a Policy Face Amount of $100,000

Initial Amount = $1,068.50

Level Period = 5 Policy Years
Reduction Factor = 213.70
End Year = 10

During the first 60 Policy months, the surrender charge is $1,068.50

In Policy month 61, the surrender charge is: $1,050.69 ($1,068.50 – (213.70 ÷ 12) or ($1,068.50 – 17.81).

To calculate the Surrender Charge in future months, the Reduction Factor would be deducted from the previous month’s Surrender Charge. For example, in Policy month 62, the Surrender Charge would be $1,032.88 ($1,050.69 – 17.81).

• There is no surrender charge on any Coverage Layer after 10 Policy Years from the date the Coverage Layer is effective.

• We guarantee the Surrender Charge rates will not increase.

• If you decrease the Face Amount, the decrease will not affect your Policy’s Surrender Charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to elect an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to elect an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

• The income benefit is based on the life of the person receiving the income. If the Policy Owner elects the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary elects the income benefit, monthly income will be based on the Beneficiary’s life.

• We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt, withdrawals and LTC Benefit Amount processed.

If you reinstate your Policy and the Insured commits suicide, while sane or insane, within two years of the latest reinstatement date, the Death Benefit Proceeds will be the sum of the premiums paid, less the sum of any Policy loans and withdrawals taken, since the latest reinstatement date.

If the Insured commits suicide, while sane or insane, after two years from the Policy Date but within two years of any increase in Total Face Amount or, if applicable, the latest reinstatement date after any such increase, the Death Benefit Proceeds will be limited by the following adjustments:

1) any such increase in Total Face Amount will be excluded;

2) refund of the portion of monthly deductions associated with any such increase will be included; and

3) premium load associated with the portion of monthly deductions referred to in 2) above will be included.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Connecticut, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the sex or birth date of the Insured is stated incorrectly on your application and it is discovered on or after the death of the Insured, the Death Benefit under your Policy will be the greater of the following:

• the Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insured’s sex and Age, or

• the Minimum Death Benefit for the correct sex and birth date.

If the Insured’s sex or birth date is misstated in the application and it is discovered before the death of the Insured, we will not recalculate the Accumulated Value, but we will use the correct sex and birth date of the Insured in calculating future Monthly Deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code unless an interest in the policy was transferred for valuable consideration, including in a reportable policy sale, as defined in Section 101(a)(3)(B).

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

• You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy or collaterally assigning the Accumulated Value.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

• substandard risk policies

• policies with term insurance on the Insured

• life insurance policies that continue coverage beyond Age 100, or other advanced ages.

• certain features available to you, either in the policy or in an attached rider.

We intend to follow the safe harbor guidance provided by the IRS in Revenue Procedure 2010-28, 2010-10 I.R.B. 270 on the statutory definition of life insurance contracts that continue beyond age 100, however, the guidance did not address all issues that may impact a contract at these later ages. You should consult your tax advisor, as there may be tax consequences.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange under Section 1035 of the Code and, if so, will not result in the recognition of gain or loss unless you no longer have a substantial family, business, or financial relationship with the insured. In that case, the exchange of the policy is considered a reportable policy sale that may result in current taxation of any gain in the policy at the time of the sale and also subject a portion of the death benefit to taxation. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. This may include the transfer or sale of any entity or business that owns a Policy. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you are at least 59½ years old

• you are receiving an amount because you have become disabled

• you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the Tax Cuts and Jobs Act of 2017, the federal estate tax exemption amount has been temporarily increased to $10,000,000 per person (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2021, the indexed exemption amount is $11,700,000. In 2026, the federal estate tax exemption amount is scheduled to revert to $5,000,000 per person (indexed for inflation for years after 2011).

Optional Policy Benefits and Riders

Riders providing Accelerated Death Benefits

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Tax Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the death benefit, associated cost of insurance charges, and other values under the Policy. Further, the premium limitations and death benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Benefits paid by accelerating the policy’s death benefit may qualify for favorable tax treatment under Section 101(g) of the Tax Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

Accelerated death benefit payments received due to a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations).

Under the Premier LTC Rider, the Pension Protection Act of 2006 provides that any LTC Rider charges under the Policy are treated as non-taxable distributions from your Policy. The LTC Rider charges will reduce your Policy’s cost basis, but not below zero. We will report these charges to you in the year in which the charge was assessed on IRS Form 1099-R.

Pacific Life cannot determine the taxability of benefit payments. Tax laws relating to accelerated death benefits are complex. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Clients are advised to consult with qualified and independent legal and tax advisors for more information prior to receiving benefits.

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

• The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

• The investment in the contract

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, institutional products, mutual funds, broker-dealer operations, and investment and advisory services. At the end of 2020, we had $541.6 billion of individual life insurance in force and total admitted assets of approximately $159.3 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. However, other federal securities laws will apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Funds listed in the YOUR INVESTMENT OPTIONS section. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep assets in the Separate Account equal to the reserves and policy liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the insurance policies funded by the Separate Account and may only transfer to the General Account assets of the Separate Account which exceed such reserves and Policy liabilities. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

• any portfolio is no longer available for investment; or

• our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also cease offering any of our Variable Accounts if we believe marketing, tax, or investment conditions warrant it. If we cease offering any Variable Account, we will provide any required notice or receive any required approval from Policy Owners or the SEC, as applicable.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the Separate Account under securities law

• combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more Variable Accounts

• create a committee, board or other group to manage the Separate Account

• change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks may interfere with Policy transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 100% of premiums paid up to the first target premium

• 2% of premiums paid thereafter.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the sex (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium is generally derived relative to the guideline level premium at issue. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline level premium.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 45% of premiums paid up to the first target premium, but generally does not exceed 1.50% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, life insurance producers and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Policies owned by Eligible Persons. If such Policies are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Policy through PSD, must contact us directly with servicing questions, Policy changes and other matters relating to their Policies.

The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Funds Insurance Series Portfolio (Class 4) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. BNY Mellon Investment Adviser, Inc. pays us for each BNY Mellon Variable Investment Fund portfolio (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pay us for each Fidelity® VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio (Service Class) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust (Class II) and Legg Mason Partners Variable Income Trust (Class II) portfolio held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (I Class) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class and Administrative Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Initial Class) held by our separate accounts.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of up to $100 at the time you request us to change your Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Exec Separate Account are contained in the Statement of Additional Information.

APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

APPENDIX B: STATE LAW VARIATIONS

Certain Policy features described in this Prospectus may vary or may not be available in your state. The state in which your Policy is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Policy. These variations are reflected in your Policy and in Riders or Endorsements to your Policy. See your life insurance producer or contact us for specific information that may be applicable to your state.

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in California, you may return this policy within 10 days of policy delivery. For Insureds age 60 or older, you may return this policy within 30 days of policy delivery.1

For policies issued as an internal replacement in Michigan or Pennsylvania, you may return this policy within 45 days of policy delivery.

For policies issued in the District of Columbia, you may return this policy within 10 days of policy delivery, or 45 days from the date you signed the application, whichever is later.

For policies issued in Florida, you may return this policy within 14 days of policy delivery.

For policies issued in North Dakota, you may return this policy within 20 days of policy delivery.

The table below shows which states do or do not require refund of premiums paid.

Return of Premium	Return of Accumulated Value + Loads + Charges[1,2]
CT; DC; DE; FL; IL; ND; NV; SD	AK; AL; AR; AZ; CA; CO; GA; HI; IA; ID; IN; KS; KY; LA; MA; MD; ME; MI; MN; MO; MS; MT; NC; NE; NH; NJ; NM; OH; OK; OR; PA; RI; SC; TN; TX; UT; VA; VT; WA; WI; WV; WY

1 In California, for ages 60+ and if we've not received a written request for immediate investment in variable options, premium is returned for a free look surrender.

2 In Alabama, Arizona, Montana, and Oregon, required refund of premiums paid for non-replacement policies.

OPTIONAL RIDERS AND BENEFITS

For policies issued in Florida, the following applies:

Premier Living Benefits Rider (Accelerated Death Benefit Rider for Chronic and Terminal Illness)

Provides the Policy Owner with prepayment of a portion of the Death Benefit when we receive written proof that the Insured has been certified as an individual with either Chronic Illness or Terminal Illness and has met the terms and conditions described in the Rider. If you qualify for the Premier Living Benefits Rider, you may not choose the Terminal Illness Rider.

Chronic Illness Benefit

Chronic Illness – is a medical condition where the Insured is:

• Unable to perform (without Substantial Assistance from another individual) at least two Activities of Daily Living due to a loss of functional capacity and the condition is expected to be permanent; or

• Requires Substantial Supervision to protect the individual from threats to health and safety due to Severe Cognitive Impairment and the condition is expected to be permanent.

Individual with Chronic Illness – means the Insured has been certified in writing by a Licensed Health Care Practitioner to have Chronic Illness. An Individual with Chronic Illness shall not include an Insured who otherwise meets the Chronic Illness requirements unless within the preceding twelve-month period a Licensed Health Care Practitioner has certified that the Insured meets these requirements.

Eligibility Conditions

To receive the Rider Benefit, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is an Individual with Chronic Illness;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The illness of the Individual with Chronic Illness must not be the result of attempted suicide or intentionally self-inflicted injury.

We will pay the Benefits immediately after we receive written proof that the Insured is an Individual with Chronic Illness who meets the conditions described in the Rider.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

Annual and monthly payments are not available. Instead, the Premier Living Benefits Rider offers a one-time benefit payment.

Terminal Illness Benefit

Individual with Terminal Illness – means the Insured has been certified in writing by a Licensed Physician to have Terminal Illness that is reasonably expected to result in a life expectancy of 12 months or less from the date of Written Request.

Terminal Illness – is a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Individual with Terminal Illness;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The illness of the Individual with Terminal Illness must not be the result of attempted suicide or intentionally self-inflicted injury.

• If your Policy is a last survivor policy, it will only be eligible for a Terminal Illness Benefit after the death of the first Insured and only if the survivor is a Individual with Terminal Illness.

The Terminal Illness Benefit will be payable when we receive written certification from a Licensed Physician that the Insured is a Individual with Terminal Illness and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as a Individual with Terminal Illness and meets the eligibility conditions.

For policies issued in California, the following applies:

Premier Living Benefits Rider

Chronic Illness Benefit

You may elect the Chronic Illness Benefit payment on a lump sum basis.

Chronically Ill Individual – as defined under the federal Health Insurance Portability and Accountability Act, an Insured who has been certified in writing as:

• Being permanently unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual; or

• Requiring continual supervision by another person for protection from threats to the Insured’s health or safety as described in the Rider.

Licensed Health Care Practitioner – a physician, registered nurse, licensed social worker or other individual whom the United States Secretary of the Treasury may prescribe by regulation. A Licensed Health Care Practitioner may not be the Insured, the Owner, or the Insured’s or Owner’s spouse or domestic partner, child or stepchild, brother or sister, parent or grandparent, or the spouse, domestic partner, child, stepchild, brother, sister, parent, or grandparent of any of these persons. The Licensed Health Care Practitioner must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Severe Cognitive Impairment – loss or deterioration in intellectual capacity that is comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia, and measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s short-term or long-term memory, orientation as to people, places, or time, and deductive or abstract reasoning.

For policies issued in Connecticut, the following applies:

Premier Living Benefits Rider

The definition of Chronic Illness does not include the requirement that the condition is expected to be permanent. However, in order to qualify for benefit payment, the certification must state that the Chronic Illness has caused the Insured to be confined for at least six months in the Insured’s residence or in an institution that provides necessary care or treatment of an injury, illness, or loss of functional capacity, and for which it has been medically determined that such Insured is expected to remain confined in such place of residence or institution until death.

Annual and monthly payments are not available. Instead, the Premier Living Benefits Rider offers a one-time benefit payment.

Eligibility Conditions

To receive the Rider Benefit, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Chronically Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

We will pay the Benefits immediately after we receive written certification from a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Health Care Practitioner, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

For policies issued in Montana, the following applies:

Premier Living Benefits Rider

The Chronic Illness Risk factor does not vary by sex.

Terminal Illness Rider

For policies issued in Florida, the following applies:

If you do not qualify for the Premier Living Benefit Rider, you may elect the Terminal Illness Rider.

Terminally Ill Individual – means the Insured has been certified in writing by a Licensed Physician to have a medical condition that is reasonably expected to result in a life expectancy of 12 months or less from the date of Written Request.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a Claim Form within 15 days of your Written Request. Your completed Claim Form must contain proof that the Insured is an Individual with Terminal Illness;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The illness of the Terminally Ill Individual must not be the result of attempted suicide or intentionally self-inflicted injury.

• If your Policy is a last survivor policy, it will only be eligible for a Terminal Illness Benefit after the death of the first Insured and only if the survivor is a Terminally Ill Individual.

The Terminal Illness Benefit will be payable when we receive written certification from a Licensed Physician that the Insured is an Individual with Terminal Illness and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as an Individual with Terminal Illness and meets the eligibility conditions.

Premier LTC Rider

For policies issued in California, the following applies:

The legal name of this Rider is Accelerated Death Benefit Rider for Comprehensive Long-Term Care.

For policies issued in Florida, the following applies:

The legal name of this Rider is Long-Term Care Accelerated Death Benefit Rider.

Rider Terms

For policies issued in Connecticut, the following applies:

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

A managerial residential community that provides residents with services from assisted living service agencies will be considered an Assisted Living Facility.

For policies issued in Florida, the following applies:

Assisted Living Facility – a facility that is engaged primarily in providing ongoing Assisted Living Care and related services that has the appropriate state licensure or certification as an Assisted Living Facility where required.

For policies issued in Florida, the following applies:

Claim Forms –When we receive the notice of claim, we will send the claimant forms for filing proof of loss. If these forms are not given to the claimant within 15 days, the claimant may meet the proof of loss requirements by giving the insurer a written statement of the nature and the extent of the loss within the time limit stated in the Proof of Loss provision.

For policies issued in Arizona, Connecticut, Delaware, Florida, Indiana, New Jersey, North Dakota, South Dakota, and Washington D.C. the following applies:

Elimination Period –the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. However, in no case will the Elimination Period start date be more than:

90 days prior to the date the Owner or Insured contacts us for a loss related to the Insured’s inability to perform Activities of Daily Living; or

365 days prior to the date the Owner or Insured contacts us for a loss due to Severe Cognitive Impairment.

For policies issued in Montana, the following applies:

Elimination Period – the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. This period includes the time it takes to determine that the Insured is Chronically Ill. Each occurrence of days counted towards satisfying the Elimination Period begins on the first day that the Insured is a Chronically Ill Individual and incurs Covered Services. However, in no case will the Elimination Period start date be more than:

90 days prior to the date the Owner or Insured contacts us for a loss related to the Insured’s inability to perform Activities of Daily Living; or

365 days prior to the date the Owner or Insured contacts us for a loss due to severe Cognitive Impairment.

For policies issued in Montana, the following applies:

Home Health Care – medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency in their residences. Such services may include:

Nursing;

Home health aide services;

Physical therapy;

Occupational therapy;

Speech therapy;

Hospice service;

Medical supplies and equipment suitable for use in the home; and

Medically necessary personal hygiene, grooming and dietary assistance.

For policies issued in Florida, the following applies:

Hospital – means any establishment that:

Offers services more intensive than those required for room, board, personal services, and general nursing care, and offers facilities and beds for use beyond 24 hours by individuals requiring diagnosis, treatment, or care for illness, deformity, infirmity, abnormality, disease, or pregnancy; and

Regularly makes available at least clinical laboratory services, diagnostic X-ray services, and treatment facilities for surgery or obstetrical care, or other definitive medical treatment of similar extent.

For policies issued in Washington D.C., the following applies:

Immediate Family – the Insured’s Spouse or civil union partner and the parents, brothers, sisters and children of either the Insured, the Insured’s Spouse or civil union partner by blood, adoption or marriage.

For policies issued in Montana, the following applies:

Irreversible Dementia – means deterioration or loss of intellectual faculties, reasoning power, memory, and will due to organic brain disease characterized by confusion, disorientation, apathy and stupor of varying degrees which is not capable of being reversed and from which recovery is impossible.

For policies issued in Arizona, the following applies:

Licensed Health Care Practitioner – a physician licensed pursuant to Arizona title 32, chapter 13 or 17, any registered nurse or registered nurse practitioner licensed to Arizona title 32, chapter 15, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an Immediate Family Member.

For policies issued in Florida, the following applies:

Licensed Health Care Practitioner – a physician or nurse licensed pursuant to Part I of Chapter 464, Florida Statutes; a psychotherapist licensed under Chapter 490 or Chapter 491, Florida Statutes; any individual who meets any requirements as may be prescribed by rule adopted by the Florida Insurance regulatory authority.

For policies issued in South Dakota, the following applies:

A Licensed Health Care Practitioner may be an Immediate Family Member if that family member is the only doctor in the area, provided the doctor is acting within the scope of the practice.

For policies issued in Montana, the following applies:

Maintenance or Personal Care Services – any care the primary purpose of which is the provision of needed assistance with any of the disabilities as a result of which the Insured is a Chronically Ill Individual. This includes protection from threats to health and safety due to severe Cognitive Impairment and Irreversible Dementia.

For policies issued in Florida, the following applies:

Proof of Loss – Written proof must be available to us within 90 days after the loss for which benefits are claimed. If it was not reasonably possible to give written proof in the time required, we shall not reduce or deny the claim for this reason if the proof is filed as soon as reasonably possible. In any event, the proof required must be given no later than one year from the time specified unless the claimant was legally incapacitated.

For policies issued in Florida, the following applies:

Qualified Long-Term Care Services – necessary diagnostic, preventive, curing, treating, mitigating and rehabilitative services, and Maintenance or Personal Care Services which are required by a Chronically Ill Individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

For policies issued in Montana or Arizona, the following applies:

The term Severe Cognitive Impairment is referred to as Cognitive Impairment.

For policies issued in Washington D.C. the following applies:

Spouse – means the person of the same or opposite sex to whom the Insured is legally married under the laws of the state or jurisdiction in which the marriage took place.

For policies issued in Florida, the following applies:

Terminally Ill – the Insured has a medical prognosis that his or her life expectancy is one year or less if the illness runs its normal course.

Limitations, Exclusions and Eligibility Conditions for Benefits

For policies issued in New Jersey, the following applies:

Certain pre-existing condition limitations apply. A preexisting condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. We will not pay benefits for a Confinement due wholly or in part to a preexisting condition if the need for services begins during the first six months after the LTC Rider Effective Date.

For policies issued in Montana, the following applies:

The Rider will pay benefits for:

Confinements due to preexisting conditions that occur six months after the LTC Rider Effective Date.

For policies issued in South Dakota, the following applies:

The Rider will pay benefits for:

Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

Care or services that result from active duty in the armed forces of any nation or international government or units auxiliary thereto, or the National Guard;

The rider will pay for services available under governmental programs (except Medicaid), state or federal workers’ compensation, employer’s liability or occupational disease law, or any motor vehicle no fault law. It will not pay for work related injuries or illnesses if benefits are paid under workers’ compensation or other similar laws.

For policies issued in Florida, the following applies:

To receive the Rider Benefit, you must satisfy the following condition:

A Licensed Health Care Practitioner certifies the Insured as being a Chronically Ill Individual within the preceding twelve-month period;

Claims Provisions

For policies issued in Florida, the following applies:

At our expense, we have the right to have the Insured examined as often as reasonably necessary while a claim is pending except that when a Licensed Health Care Practitioner has certified that the Insured is a Chronically Ill Individual, additional certifications may not be performed until after the expiration of the 90-day period starting on the date of certification. We may also have an autopsy made unless prohibited by law.

For policies issued in Florida, the following applies:

Written notice of claim must be given within 20 days after a covered loss starts or as soon as reasonably possible. The notice may be given to us at our Administrative Office or to our agent.

For policies issued in Montana, the following applies:

We will pay benefits within 30 days of the date we receive the Insured’s claim, however if we need to collect information in order to verify eligibility, benefits will be paid within 60 days of our receipt of the original Proof of Loss unless we have notified you, your designee, your assignee or the claimant of the reasons we have not paid the claim in full or unless we have a reasonable belief that insurance fraud has been committed and we have reported the possible insurance fraud to the commissioner.

For policies issued in Florida, the following applies:

If a claim is not paid or denied within 120 days after receipt, we will add 10% simple interest to any overdue claim payments.

Lapse and Reinstatement

For policies issued in Montana, the following applies:

We will provide such notice at least 30 days before the effective date of lapse or termination. Notice shall be given by first class United States mail, postage prepaid; and notice will not be given until 30 days after a premium is due and unpaid. Notice shall be deemed to have been given as of five days after the date of mailing.

Extension of Benefits

For policies issued in New Jersey, the following applies:

If this Rider terminates, we will recognize the basis for a claim under this Rider predicated upon the Insured’s continuous certification as a Chronically Ill Individual before the date of termination in the same manner as if the insurance was In Force. Extension of Benefits stops on the earliest of:

• The date when the Insured no longer meets the Eligibility for the Payment of Benefits requirements;

• The date the Insured is no longer incurring Covered Services; or

• The date when the LTC Coverage Amount remaining after monthly benefit payment is zero.

This Extension of Benefits is subject to all of the provisions of this rider, and all applicable coverage maximums.

If benefits are continued under this Extension of Benefits provision because the Policy has lapsed, no Death Benefit will be payable to the beneficiary under the Policy.

Non-Duplication with Other Plans

For policies issued in Florida, the following applies:

We will not pay benefits for any amount that would be reimbursable under Medicare or any other plan or program but for the application of a deductible or coinsurance amount. We will pay the difference between the actual expense and the benefits payable by Medicaid or private insurance, but our payment will not exceed the amount we would have paid in the absence of such other insurance. However, if the Insured’s Medicaid or private insurance denies payment for a service that we cover, we will pay the benefit as outlined in this Rider. The care coordinator can assist in identifying other insurance benefits to which the Insured is entitled that can be applied to meet actual expenses.

Waiver of Charges Rider

For policies issued in California as of October 2014, the total disability Age and Age of Rider termination is 65.

HOW MUCH YOU CAN BORROW

Loan Amount Available

For policies issued in Arizona, your loan amount available equals the Net Cash Surrender Value.

REINSTATING A LAPSED POLICY

Reinstatement

Policies issued in Oregon that have not been surrendered may be reinstated within three years after the end of the Grace Period.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in North Dakota, the suicide exclusion period is one year.

WHERE TO GO FOR MORE INFORMATION

The Pacific Prime VUL variable life insurance policy is underwritten by Pacific Life Insurance Company.

You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2021. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2030
Omaha, Nebraska 68103-2030

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing) and also Policy loans at:

(866) 398-0467
Transactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via list bill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

 SEC file number 811-05563

 333-172851

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2021

PACIFIC PRIME VUL

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Prime VUL is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2021, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 2030

Omaha, NE 68103

(800) 800-7681

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life Insurance Company PL-1

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PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 30 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

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Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• You must have at least $5,000 in a Variable Investment Option to start the service.

• We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

• We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.

• We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

• We have the right to discontinue, modify or suspend the service at any time.

• We will keep making transfers at the intervals you have chosen until one of the following happens:

• the total amount you have asked us to transfer has been transferred

• there is no more Accumulated Value in the Investment Option you are transferring from

• your Policy enters the Grace Period and is in danger of lapsing

• we receive your Written Request to cancel the service

• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by completing a request form to enroll in the service.

• Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

• You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options are not included in portfolio rebalancing.

• We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

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First Year Transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here is how the service works:

• You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

• You choose amounts to be transferred for 12 months from the payment date.

• Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

• If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

• If program ends during the second Policy Year, we will not count it toward the usual one transfer per year for the Fixed Account.

• If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

• If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

• We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your available Fixed Options to the Variable Investment Options. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by sending us a Written Request.

• You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

• Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

• You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

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• You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

• You can choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

• If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

• The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 12%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

• If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

• If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 12%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

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You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables (sex blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and sex of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

Changes in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

Instead, to determine the cost of insurance charge on each Coverage Layer, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all Coverage Layers that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Layers. We then prorate the Net Amount At Risk for each Coverage Layer in the same proportion that the Face Amount of each Coverage Layer bears to the Total Face Amount for all Coverage Layers. The Net Amount At Risk for each Coverage Layer is multiplied by the current cost of insurance rate for that Coverage Layer.

If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions, subject to a maximum Death Benefit disclosed in your Policy Specifications. If you elect Death Benefit Option C and your Policy’s Death Benefit equals the maximum Death Benefit as shown in your Policy Specifications, the Death Benefit provided by each Coverage Layer will be reduced proportionately for purposes of calculating the Net Amount At Risk. Unless you tell us which Coverage Layer(s) to reduce.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

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We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event

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may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PACIFIC LIFE AND THE POLICIES

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2020, 2019 and 2018 was $3,288,954.37, $14,229,949.12, and $12,348,204.92 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 100% of premiums paid up to the first target premium

• 2% of premiums paid thereafter.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the sex (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium is generally derived relative to the guideline level premium

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at issue. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline level premium.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 45% of premiums paid up to the first target premium, but generally does not exceed 1.50% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

As of December 31, 2020, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: AIG, AXA advisors LLC, Benefit Funding, Cadaret Grant & Co Inc, Cambridge Inv Research Inc, Capital Investment Group, Cetera Advisors LLC, Cetera Advisors Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Commonwealth Financial Network Equity, CPS Financial & Insurance Services Inc, CUSO Financial Services LP, FAS CORP, First Allied Sec Inc, FSC Securities Corp, First Heartland Capital Corporation, Futurity First Insurance, IFP Securities, Independent Financial Group, Kestra Investment Services LLC, Linsco Private Ledger Corp, Lion Street Financial LLC, M Holdings Securities, Next Financial Group Inc, PensionMark Securities LLC, P J Robb Variable Corp, ProEquities, Prudential Annuities Distributor Inc, Royal Alliance, Sagepoint Financial Inc, Saybrus Equity Svcs Inc, Securian Financial Services, Securities America, Simplicity Financial, Sorrento Pacific Financial LLC, The Huntington Investment Company, The Leaders Group, Transamerica Financial, United Planners, Western International Securities, Woodbury Financial Services, and World Equity Group.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select

8

Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

9

• other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

• the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

• various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Fidelity® VIP Government Money Market Variable Account

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a – b	+ 1) [6] – 1]
cd

where:

a =net investment income earned during the period by the underlying portfolio of the Variable Account,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and

d =the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis

10

for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Fidelity® VIP Government Money Market portfolio

Current yield for the Fidelity® VIP Government Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Fidelity® VIP Government Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] – 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a – b	+ 1)[6] – 1]
cd

where:

a =dividends and interest earned during the period,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d =the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of Pacific Life as of December 31, 2020 and for each of the periods presented are included in this SAI. Pacific Life’s consolidated financial statements as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 are included in this SAI. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2020 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

11

The consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

12

Form No. 15-31162-10

TABLE OF CONTENTS

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2020

Each variable account invests in shares of the corresponding portfolio or fund (with the same name). The shares owned and value of investments as of December 31, 2020; and the cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2020, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	503,002	$6,397,273	$3,854,284	$2,775,182
Diversified Bond Class I *	8,065,012	98,187,432	15,969,420	15,854,392
Diversified Bond Class P *	27,355	451,002	507,788	84,194
Floating Rate Income Class I *	2,102,277	27,712,971	3,191,816	9,304,642
Floating Rate Income Class P *	451	6,039	6,246	443
High Yield Bond Class I *	8,284,009	77,713,361	23,222,040	27,212,455
High Yield Bond Class P *	5,165	53,219	82,454	34,588
Inflation Managed Class I *	5,691,185	71,121,322	4,255,421	10,438,432
Inflation Managed Class P *	2,748	39,125	39,480	1,176
Managed Bond Class I *	20,048,978	299,302,608	41,830,763	20,064,825
Managed Bond Class P *	9,326	154,108	197,138	46,593
Short Duration Bond Class I *	10,092,074	108,534,309	35,503,838	17,533,448
Short Duration Bond Class P *	24,643	276,594	368,662	97,149
Emerging Markets Debt Class I *	454,814	5,900,887	905,365	5,093,019
Emerging Markets Debt Class P *	792	10,455	10,339	564
Dividend Growth Class I *	3,278,109	96,110,494	5,698,584	8,268,905
Dividend Growth Class P *	6,156	198,834	261,810	91,564
Equity Index Class I *	10,127,152	939,526,009	66,795,250	86,159,775
Equity Index Class P *	29,189	2,807,926	2,787,218	467,979
Focused Growth Class I *	891,001	46,892,950	1,433,775	9,312,322
Growth Class I *	6,130,522	322,375,289	21,254,025	69,336,279
Growth Class P *	12,632	719,664	854,964	213,684
Large-Cap Growth Class I *	4,576,865	93,758,920	13,413,141	13,153,701
Large-Cap Value Class I *	5,026,678	137,100,966	9,941,203	11,058,511
Large-Cap Value Class P *	4,849	145,690	217,767	90,257
Main Street® Core Class I *	4,155,307	223,326,132	1,570,279	23,657,605
Main Street® Core Class P *	1,539	92,415	93,333	14,382
Mid-Cap Equity Class I *	5,446,666	159,926,403	13,217,139	20,191,470
Mid-Cap Growth Class I *	3,652,574	100,338,646	32,452,387	49,819,763
Mid-Cap Growth Class P *	4,064	122,860	156,367	46,707
Mid-Cap Value Class I *	735,625	15,873,372	2,537,658	1,895,115
Mid-Cap Value Class P *	1,410	45,172	54,721	16,197
Small-Cap Equity Class I *	1,147,512	27,410,277	3,506,528	2,920,466
Small-Cap Equity Class P *	5,095	159,298	130,812	17,722
Small-Cap Growth Class I *	1,063,913	34,983,004	1,291	2,510,384
Small-Cap Index Class I *	8,367,855	258,078,091	7,188,990	27,460,354
Small-Cap Index Class P *	18,949	594,521	640,457	184,112
Small-Cap Value Class I *	3,103,437	70,537,123	7,387,592	7,898,161
Small-Cap Value Class P *	3,864	107,321	111,534	33,499
Value Class I *	3,666,981	58,984,345	3,798,094	3,940,260
Value Class P *	3,207	59,227	89,034	37,093
Value Advantage Class I *	338,945	6,437,848	2,014,565	1,445,613
Value Advantage Class P *	10,010	193,058	272,822	106,764
Emerging Markets Class I *	7,764,158	187,391,115	7,321,169	21,071,161
Emerging Markets Class P *	10,969	275,214	344,978	117,223
International Large-Cap Class I *	19,864,346	238,444,596	12,251,425	12,443,999
International Large-Cap Class P *	17,224	223,134	274,280	86,179
International Small-Cap Class I *	3,380,520	39,428,981	3,879,221	12,421,117
International Small-Cap Class P *	4,557	73,561	68,056	7,020
International Value Class I *	10,498,713	124,416,979	8,776,097	9,754,701
Health Sciences Class I *	1,566,088	90,203,681	6,039,690	9,381,172
Health Sciences Class P *	7,591	480,990	462,638	11,232
Real Estate Class I *	2,931,757	83,446,925	7,757,066	14,219,547
Real Estate Class P *	725	21,610	28,433	8,971

See Notes to Financial Statements	See explanation of symbol on page SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2020

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Technology Class I *	3,665,012	$53,209,191	$15,327,016	$8,649,491
Technology Class P *	24,306	448,532	445,897	36,239
PSF DFA Balanced Allocation Class D *	701,894	10,558,162	2,482,812	1,861,031
PSF DFA Balanced Allocation Class P *	4,847	73,136	81,119	15,085
Pacific Dynamix - Conservative Growth Class I *	788,461	15,366,499	2,262,760	783,169
Pacific Dynamix - Conservative Growth Class P *	25,604	500,162	542,116	98,338
Pacific Dynamix - Moderate Growth Class I *	2,778,789	70,043,042	5,646,190	9,378,271
Pacific Dynamix - Moderate Growth Class P *	41,549	1,049,750	1,132,504	255,166
Pacific Dynamix - Growth Class I *	3,596,828	103,751,137	11,973,400	7,003,067
Pacific Dynamix - Growth Class P *	103,338	2,987,786	2,954,124	645,805
Portfolio Optimization Conservative Class I *	1,163,540	17,437,309	2,402,358	2,684,299
Portfolio Optimization Conservative Class P *	443	6,656	7,091	590
Portfolio Optimization Moderate-Conservative Class I *	3,234,891	54,135,746	1,404,132	5,713,684
Portfolio Optimization Moderate-Conservative Class P *	960	16,100	14,789	70
Portfolio Optimization Moderate Class I *	13,676,323	251,587,592	5,788,397	23,263,543
Portfolio Optimization Moderate Class P *	14,129	260,533	251,781	5,385
Portfolio Optimization Growth Class I *	19,116,174	382,080,955	11,503,447	23,065,157
Portfolio Optimization Growth Class P *	49,377	989,232	908,907	17,011
Portfolio Optimization Aggressive-Growth Class I *	9,068,252	187,292,417	6,194,778	10,744,701
Portfolio Optimization Aggressive-Growth Class P *	16,902	349,916	426,288	134,990
Invesco Oppenheimer V.I. Global Series I	4,805	250,437	267,205	44,793
Invesco Oppenheimer V.I. Global Series II	332,248	17,064,265	3,729,116	3,449,595
Invesco Oppenheimer V.I. Main Street Small Cap Series I	118,247	3,242,332	2,109,668	289,585
Invesco V.I. International Growth Series I	5,920	251,734	291,450	63,283
Invesco V.I. International Growth Series II	819,748	34,331,056	4,926,741	4,855,874
American Century VP Mid Cap Value Class I	8,356	171,629	178,903	21,885
American Century VP Mid Cap Value Class II	1,755,836	36,117,551	4,447,378	3,001,180
American Funds IS Asset Allocation Class 2	122,094	3,200,087	3,322,570	470,101
American Funds IS Asset Allocation Class 4	3,361,459	87,599,612	10,380,453	5,925,039
American Funds IS Growth Class 2	12,095	1,441,353	1,423,194	275,826
American Funds IS Growth Class 4	1,166,755	136,790,311	8,016,684	9,059,762
American Funds IS Growth-Income Class 2	17,167	938,359	990,258	153,932
American Funds IS Growth-Income Class 4	2,032,279	109,722,749	7,661,867	9,327,121
American Funds IS High-Income Bond Class 2	9,810	94,272	121,189	30,632
American Funds IS International Class 2	15,508	365,052	401,900	113,551
American Funds IS New World Fund® Class 2	8,354	261,060	284,632	74,395
BlackRock® 60/40 Target Allocation ETF V.I. Class I	732,193	10,045,686	6,821,997	937,523
BlackRock® Basic Value V.I. Class III	1,586,297	21,351,562	2,057,069	1,160,527
BlackRock® Global Allocation V.I. Class I	24,812	483,579	544,360	101,155
BlackRock® Global Allocation V.I. Class III	4,551,051	74,136,627	8,948,813	6,200,718
BNY Mellon VIF Appreciation Service Shares	37,385	1,742,139	954,777	666,997
DFA VA International Value	7,218	85,032	97,610	26,439
DFA VA U.S. Large Value	9,575	253,934	275,611	50,568
DFA VA U.S. Targeted Value	7,251	133,495	133,268	9,644
Fidelity® VIP Bond Index Service Class 2	24,011	271,803	290,296	18,748
Fidelity® VIP Contrafund® Initial Class	6,083	293,026	263,721	26,187
Fidelity® VIP Contrafund® Service Class 2	1,613,702	75,408,300	3,201,066	7,510,006
Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2	130,867	1,854,381	847,844	717,324
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	194,178	2,726,264	421,286	281,019
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	473,744	7,068,258	1,351,756	2,655,748
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	860,895	14,368,333	2,210,931	2,446,839
Fidelity® VIP Freedom 2030 PortfolioSM Initial Class	6,233	104,900	101,072	4,958
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	896,744	15,002,529	2,020,768	1,780,307
Fidelity® VIP Freedom 2035 PortfolioSM Initial Class	7,191	196,612	183,178	7,227
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	521,439	14,136,202	2,869,201	1,756,926
Fidelity® VIP Freedom 2045 PortfolioSM Initial Class	5,417	141,337	139,796	9,006
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	483,907	12,533,193	2,201,384	1,377,460
Fidelity® VIP Freedom Income PortfolioSM Initial Class	5,156	65,689	80,499	16,261

See Notes to Financial Statements	See explanation of symbol on page SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2020

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Fidelity® VIP Freedom Income PortfolioSM Service Class 2	215,684	$2,734,873	$2,472,191	$1,324,893
Fidelity® VIP Government Money Market Service Class	235,739,026	235,739,026	260,472,205	186,745,746
Fidelity® VIP Growth Service Class 2	232,966	23,431,713	9,761,807	2,546,058
Fidelity® VIP International Index Service Class 2	17,593	192,121	227,866	68,091
Fidelity® VIP Mid Cap Initial Class	14,380	556,783	520,912	104,298
Fidelity® VIP Mid Cap Service Class 2	1,016,972	37,922,891	3,561,251	3,056,960
Fidelity® VIP Total Market Index Service Class 2	19,531	274,414	474,063	236,395
Fidelity® VIP Value Strategies Service Class 2	488,016	6,676,059	1,546,397	981,705
Templeton Foreign VIP Class 1	11,624	157,744	201,935	62,438
Templeton Foreign VIP Class 2	1,714,610	22,770,018	4,058,888	1,362,018
Templeton Global Bond VIP Class 1	6,516	94,414	133,660	37,622
Templeton Global Bond VIP Class 2	2,066,249	28,555,566	5,362,215	13,619,350
Janus Henderson Enterprise Institutional Shares	1,098	103,470	98,784	9,768
Janus Henderson Enterprise Service Shares	429,564	37,569,639	6,643,061	6,399,250
Janus Henderson Overseas Institutional Shares	563	21,529	19,071	982
Janus Henderson Overseas Service Shares	505,990	18,509,123	1,531,301	1,989,838
Lazard Retirement Global Dynamic Multi-Asset Service Shares	111,143	1,503,769	161,222	121,605
Lazard Retirement International Equity Service Shares	164,623	1,748,300	811,064	219,409
ClearBridge Variable Aggressive Growth - Class I	1,521	45,692	61,593	16,674
ClearBridge Variable Aggressive Growth - Class II	831,653	24,525,454	3,612,102	2,889,407
ClearBridge Variable Mid Cap - Class I	2,953	75,643	116,705	53,303
ClearBridge Variable Mid Cap - Class II	558,805	14,238,341	8,201,458	16,385,370
Western Asset Variable Global High Yield Bond - Class II	88,643	680,778	309,032	151,340
Lord Abbett Bond Debenture Class VC	1,842,088	23,007,678	7,429,084	3,972,232
Lord Abbett Developing Growth Class VC	942,763	44,479,562	23,607,826	14,530,399
Lord Abbett Fundamental Equity Class VC	351,770	5,842,895	435,660	1,065,121
Lord Abbett Total Return Class VC	3,462,268	60,070,343	10,181,785	6,744,312
M Capital Appreciation	2,452,200	70,549,797	6,700,667	7,042,610
M International Equity	5,778,002	77,020,766	10,483,682	6,017,214
M Large Cap Growth	2,117,644	70,898,715	10,357,630	9,858,927
M Large Cap Value	2,404,013	28,896,234	4,352,645	2,649,422
MFS® New Discovery Series - Initial Class	13,168	355,012	392,891	121,452
MFS® New Discovery Series - Service Class	1,260,157	29,752,295	12,293,925	19,176,161
MFS® Total Return Series - Initial Class	10,252	266,752	290,588	42,798
MFS® Utilities Series - Initial Class	592	20,910	28,871	9,248
MFS® Utilities Series - Service Class	395,441	13,717,843	2,491,446	2,537,021
MFS® Value Series - Initial Class	21,089	430,225	474,654	83,850
MFS® Value Series - Service Class	1,364,152	27,228,472	7,682,867	2,892,562
Neuberger Berman Sustainable Equity Class I	25,049	768,763	147,339	66,899
PIMCO Global Managed Asset Allocation - Advisor Class	552,715	7,306,893	1,504,805	1,447,280
PIMCO Global Managed Asset Allocation - Institutional Class	1,191	15,665	30,492	15,889
PIMCO Income - Administrative Class	388,054	4,272,479	1,868,555	730,618
Royce Micro-Cap Service Class	246,415	2,865,802	500,618	391,072
State Street Total Return V.I.S. Class 3	130,616	2,164,302	232,738	217,947
T. Rowe Price Blue Chip Growth - I	39,009	1,978,126	2,119,443	415,929
T. Rowe Price Blue Chip Growth - II	3,706,366	179,684,628	13,407,411	24,327,493
T. Rowe Price Equity Income - I	31,773	832,758	953,347	228,709
T. Rowe Price Equity Income - II	3,140,976	81,979,469	7,377,987	7,130,386
VanEck VIP Global Hard Assets Initial Class	1,195,428	26,873,222	6,408,526	7,780,343
Vanguard® VIF Mid-Cap Index	20,827	536,700	526,740	71,437
Vanguard VIF Real Estate Index	17,327	215,375	209,113	7,743

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio/fund during the reporting period.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	Variable Accounts
	Core	Diversified	Diversified	Floating	Floating	High Yield
	Income	Bond	Bond	Rate Income	Rate Income	Bond
	Class I	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$6,397,273	$98,187,432	$451,002	$27,712,971	$6,039	$77,713,361
Receivables:
Due from Pacific Life Insurance Company	1,874	7,482	191	588	—	22,848
Investments sold	—	—	—	—	—	—
Total Assets	6,399,147	98,194,914	451,193	27,713,559	6,039	77,736,209
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	1,876	7,526	191	588	—	22,727
Total Liabilities	1,876	7,526	191	588	—	22,727
NET ASSETS	$6,397,271	$98,187,388	$451,002	$27,712,971	$6,039	$77,713,482
Units Outstanding	499,894	4,751,437	40,143	2,103,143	564	880,521
Accumulation Unit Value	$12.80	$20.66	$11.23	$13.18	$10.70	$88.26
Cost of Investments	$5,943,950	$80,579,072	$424,790	$25,687,852	$5,809	$67,887,044

	High Yield	Inflation	Inflation	Managed	Managed	Short Duration
	Bond	Managed	Managed	Bond	Bond	Bond
	Class P	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$53,219	$71,121,322	$39,125	$299,302,608	$154,108	$108,534,309
Receivables:
Due from Pacific Life Insurance Company	—	—	—	223,776	—	606,434
Investments sold	—	88,451	—	—	—	—
Total Assets	53,219	71,209,773	39,125	299,526,384	154,108	109,140,743
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	88,545	—	—	—	—
Investments purchased	—	—	—	223,753	—	606,307
Total Liabilities	—	88,545	—	223,753	—	606,307
NET ASSETS	$53,219	$71,121,228	$39,125	$299,302,631	$154,108	$108,534,436
Units Outstanding	4,861	985,790	3,493	3,672,883	14,222	7,577,343
Accumulation Unit Value	$10.95	$72.15	$11.20	$81.49	$10.84	$14.32
Cost of Investments	$49,921	$59,155,019	$38,343	$242,940,814	$151,436	$101,456,212

	Short Duration	Emerging	Emerging	Dividend	Dividend	Equity
	Bond	Markets Debt	Markets Debt	Growth	Growth	Index
	Class P	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$276,594	$5,900,887	$10,455	$96,110,494	$198,834	$939,526,009
Receivables:
Due from Pacific Life Insurance Company	—	942	—	—	591	—
Investments sold	983	—	—	19,983	—	123,619
Total Assets	277,577	5,901,829	10,455	96,130,477	199,425	939,649,628
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	983	—	—	19,841	—	122,867
Investments purchased	—	944	—	—	591	—
Total Liabilities	983	944	—	19,841	591	122,867
NET ASSETS	$276,594	$5,900,885	$10,455	$96,110,636	$198,834	$939,526,761
Units Outstanding	26,431	444,906	998	2,130,471	15,799	5,094,685
Accumulation Unit Value	$10.46	$13.26	$10.47	$45.11	$12.59	$184.41
Cost of Investments	$273,240	$5,436,601	$9,777	$52,080,073	$175,632	$406,348,830

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	Equity	Focused			Large-Cap	Large-Cap
	Index	Growth	Growth	Growth	Growth	Value
	Class P	Class I	Class I	Class P	Class I	Class I
ASSETS
Investments in mutual funds, at value	$2,807,926	$46,892,950	$322,375,289	$719,664	$93,758,920	$137,100,966
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	55,990	68,211	20,127	2,351	62,405	149,177
Total Assets	2,863,916	46,961,161	322,395,416	722,015	93,821,325	137,250,143
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	55,991	68,187	19,983	2,351	62,340	148,605
Investments purchased	—	—	—	—	—	—
Total Liabilities	55,991	68,187	19,983	2,351	62,340	148,605
NET ASSETS	$2,807,925	$46,892,974	$322,375,433	$719,664	$93,758,985	$137,101,538
Units Outstanding	207,723	734,685	1,628,439	49,360	2,738,015	3,261,543
Accumulation Unit Value	$13.52	$63.83	$197.97	$14.58	$34.24	$42.04
Cost of Investments	$2,305,429	$20,891,062	$110,984,589	$668,431	$46,419,879	$76,574,069

	Large-Cap	Main Street	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Value	Core	Core	Equity	Growth	Growth
	Class P	Class I	Class P	Class I	Class I	Class P
ASSETS
Investments in mutual funds, at value	$145,690	$223,326,132	$92,415	$159,926,403	$100,338,646	$122,860
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	—	25,062	—	264,781	43,501	184
Total Assets	145,690	223,351,194	92,415	160,191,184	100,382,147	123,044
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	25,041	—	264,353	43,820	184
Investments purchased	—	—	—	—	—	—
Total Liabilities	—	25,041	—	264,353	43,820	184
NET ASSETS	$145,690	$223,326,153	$92,415	$159,926,831	$100,338,327	$122,860
Units Outstanding	12,188	1,363,467	7,287	2,047,589	2,288,591	7,357
Accumulation Unit Value	$11.95	$163.79	$12.68	$78.10	$43.84	$16.70
Cost of Investments	$131,101	$98,883,549	$77,747	$87,977,312	$60,629,251	$111,792

	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Value	Value	Equity	Equity	Growth	Index
	Class I	Class P	Class I	Class P	Class I	Class I
ASSETS
Investments in mutual funds, at value	$15,873,372	$45,172	$27,410,277	$159,298	$34,983,004	$258,078,091
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	11,202	—	35,450	—	2,712	76,627
Total Assets	15,884,574	45,172	27,445,727	159,298	34,985,716	258,154,718
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	11,234	—	35,363	—	2,490	77,247
Investments purchased	—	—	—	—	—	—
Total Liabilities	11,234	—	35,363	—	2,490	77,247
NET ASSETS	$15,873,340	$45,172	$27,410,364	$159,298	$34,983,226	$258,077,471
Units Outstanding	376,647	3,800	711,468	12,845	614,710	4,716,091
Accumulation Unit Value	$42.14	$11.89	$38.53	$12.40	$56.91	$54.72
Cost of Investments	$12,259,419	$39,838	$21,527,177	$111,339	$10,782,445	$135,448,057

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap			Value
	Index	Value	Value	Value	Value	Advantage
	Class P	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$594,521	$70,537,123	$107,321	$58,984,345	$59,227	$6,437,848
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	928	63,695	—	4,881	—	2,458
Total Assets	595,449	70,600,818	107,321	58,989,226	59,227	6,440,306
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	928	63,642	—	4,610	—	2,455
Investments purchased	—	—	—	—	—	—
Total Liabilities	928	63,642	—	4,610	—	2,455
NET ASSETS	$594,521	$70,537,176	$107,321	$58,984,616	$59,227	$6,437,851
Units Outstanding	43,361	1,222,962	8,934	2,224,404	5,457	338,926
Accumulation Unit Value	$13.71	$57.68	$12.01	$26.52	$10.85	$18.99
Cost of Investments	$454,726	$50,004,846	$81,231	$43,867,795	$53,809	$5,476,374

	Value	Emerging	Emerging	International	International	International
	Advantage	Markets	Markets	Large-Cap	Large-Cap	Small-Cap
	Class P	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$193,058	$187,391,115	$275,214	$238,444,596	$223,134	$39,428,981
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	3,542
Investments sold	—	87,247	—	43,645	—	—
Total Assets	193,058	187,478,362	275,214	238,488,241	223,134	39,432,523
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	87,516	—	43,858	—	—
Investments purchased	—	—	—	—	—	3,486
Total Liabilities	—	87,516	—	43,858	—	3,486
NET ASSETS	$193,058	$187,390,846	$275,214	$238,444,383	$223,134	$39,429,037
Units Outstanding	17,208	2,828,376	19,963	9,954,397	17,794	2,233,322
Accumulation Unit Value	$11.22	$66.25	$13.79	$23.95	$12.54	$17.65
Cost of Investments	$168,799	$121,318,047	$222,889	$152,238,384	$194,055	$33,726,005

	International	International	Health	Health	Real	Real
	Small-Cap	Value	Sciences	Sciences	Estate	Estate
	Class P	Class I	Class I	Class P	Class I	Class P
ASSETS
Investments in mutual funds, at value	$73,561	$124,416,979	$90,203,681	$480,990	$83,446,925	$21,610
Receivables:
Due from Pacific Life Insurance Company	—	5,884	—	—	—	—
Investments sold	—	—	10,611	109	89,406	—
Total Assets	73,561	124,422,863	90,214,292	481,099	83,536,331	21,610
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1	—	10,563	110	89,498	—
Investments purchased	—	5,953	—	—	—	—
Total Liabilities	1	5,953	10,563	110	89,498	—
NET ASSETS	$73,560	$124,416,910	$90,203,729	$480,989	$83,446,833	$21,610
Units Outstanding	5,893	4,162,321	927,859	35,114	1,019,829	2,133
Accumulation Unit Value	$12.48	$29.89	$97.22	$13.70	$81.82	$10.13
Cost of Investments	$63,260	$107,020,675	$49,731,561	$453,888	$63,997,964	$19,580

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
					Pacific	Pacific
			PSF DFA	PSF DFA	Dynamix -	Dynamix -
			Balanced	Balanced	Conservative	Conservative
	Technology	Technology	Allocation	Allocation	Growth	Growth
	Class I	Class P	Class D	Class P	Class I	Class P
ASSETS
Investments in mutual funds, at value	$53,209,191	$448,532	$10,558,162	$73,136	$15,366,499	$500,162
Receivables:
Due from Pacific Life Insurance Company	212,736	—	3,342	—	27,422	—
Investments sold	—	120	—	—	—	—
Total Assets	53,421,927	448,652	10,561,504	73,136	15,393,921	500,162
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	120	—	—	—	—
Investments purchased	212,836	—	3,344	—	27,422	—
Total Liabilities	212,836	120	3,344	—	27,422	—
NET ASSETS	$53,209,091	$448,532	$10,558,160	$73,136	$15,366,499	$500,162
Units Outstanding	2,088,789	27,415	704,036	6,281	648,379	43,308
Accumulation Unit Value	$25.47	$16.36	$15.00	$11.64	$23.70	$11.55
Cost of Investments	$32,471,611	$419,757	$8,912,138	$66,947	$12,294,334	$451,422

	Pacific	Pacific
	Dynamix -	Dynamix -	Pacific	Pacific	Portfolio	Portfolio
	Moderate	Moderate	Dynamix -	Dynamix -	Optimization	Optimization
	Growth	Growth	Growth	Growth	Conservative	Conservative
	Class I	Class P	Class I	Class P	Class I	Class P
ASSETS
Investments in mutual funds, at value	$70,043,042	$1,049,750	$103,751,137	$2,987,786	$17,437,309	$6,656
Receivables:
Due from Pacific Life Insurance Company	17,186	—	41,724	9,725	4,882	1
Investments sold	—	—	—	—	—	—
Total Assets	70,060,228	1,049,750	103,792,861	2,997,511	17,442,191	6,657
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	17,232	—	41,728	9,724	4,902	—
Total Liabilities	17,232	—	41,728	9,724	4,902	—
NET ASSETS	$70,042,996	$1,049,750	$103,751,133	$2,987,787	$17,437,289	$6,657
Units Outstanding	2,463,729	88,015	3,087,728	245,207	1,124,746	607
Accumulation Unit Value	$28.43	$11.93	$33.60	$12.18	$15.50	$10.96
Cost of Investments	$52,207,799	$941,700	$75,103,993	$2,312,752	$14,991,371	$6,519

	Portfolio	Portfolio
	Optimization	Optimization	Portfolio	Portfolio	Portfolio	Portfolio
	Moderate-	Moderate -	Optimization	Optimization	Optimization	Optimization
	Conservative	Conservative	Moderate	Moderate	Growth	Growth
	Class I	Class P	Class I	Class P	Class I	Class P
ASSETS
Investments in mutual funds, at value	$54,135,746	$16,100	$251,587,592	$260,533	$382,080,955	$989,232
Receivables:
Due from Pacific Life Insurance Company	819	—	12,389	—	108,360	1
Investments sold	—	—	—	—	—	—
Total Assets	54,136,565	16,100	251,599,981	260,533	382,189,315	989,233
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	843	—	12,133	—	108,531	—
Total Liabilities	843	—	12,133	—	108,531	—
NET ASSETS	$54,135,722	$16,100	$251,587,848	$260,533	$382,080,784	$989,233
Units Outstanding	3,138,211	1,426	13,311,873	22,515	18,690,684	83,963
Accumulation Unit Value	$17.25	$11.29	$18.90	$11.57	$20.44	$11.78
Cost of Investments	$37,838,095	$14,728	$151,237,020	$246,397	$207,587,284	$892,372

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	Portfolio	Portfolio	Invesco
	Optimization	Optimization	Invesco	Invesco	Oppenheimer	Invesco V.I.
	Aggressive-	Aggressive-	Oppenheimer	Oppenheimer	V.I. Main Street	International
	Growth	Growth	V.I. Global	V.I. Global	Small Cap	Growth
	Class I	Class P	Series I	Series II	Series I	Series I
ASSETS
Investments in mutual funds, at value	$187,292,417	$349,916	$250,437	$17,064,265	$3,242,332	$251,734
Receivables:
Due from Pacific Life Insurance Company	—	—	—	7,606	874	—
Investments sold	9,726	—	—	—	—	—
Total Assets	187,302,143	349,916	250,437	17,071,871	3,243,206	251,734
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	10,061	—	—	—	—	—
Investments purchased	—	—	—	6,918	874	—
Total Liabilities	10,061	—	—	6,918	874	—
NET ASSETS	$187,292,082	$349,916	$250,437	$17,064,953	$3,242,332	$251,734
Units Outstanding	8,901,060	29,566	16,937	708,959	239,949	19,790
Accumulation Unit Value	$21.04	$11.83	$14.79	$24.07	$13.51	$12.72
Cost of Investments	$105,411,464	$310,619	$227,512	$14,141,011	$2,657,425	$238,416

	Invesco V.I.	American	American
	International	Century	Century	American Funds	American Funds	American Funds
	Growth	VP Mid Cap Value	VP Mid Cap Value	IS Asset Allocation	IS Asset Allocation	IS Growth
	Series II	Class I	Class II	Class 2	Class 4	Class 2
ASSETS
Investments in mutual funds, at value	$34,331,056	$171,629	$36,117,551	$3,200,087	$87,599,612	$1,441,353
Receivables:
Due from Pacific Life Insurance Company	4,412	1	13,095	—	24,193	—
Investments sold	—	—	—	—	—	190
Total Assets	34,335,468	171,630	36,130,646	3,200,087	87,623,805	1,441,543
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	1	—	189
Investments purchased	4,446	—	13,101	—	24,200	—
Total Liabilities	4,446	—	13,101	1	24,200	189
NET ASSETS	$34,331,022	$171,630	$36,117,545	$3,200,086	$87,599,605	$1,441,354
Units Outstanding	1,879,345	14,722	1,473,310	260,888	2,408,347	81,789
Accumulation Unit Value	$18.27	$11.66	$24.51	$12.27	$36.37	$17.62
Cost of Investments	$29,441,637	$155,551	$35,292,094	$2,879,472	$74,736,564	$1,206,669

				American Funds
	American Funds	American Funds	American Funds	IS High-Income	American Funds	American Funds IS
	IS Growth	IS Growth-Income	IS Growth-Income	Bond	IS International	New World Fund
	Class 4	Class 2	Class 4	Class 2	Class 2	Class 2
ASSETS
Investments in mutual funds, at value	$136,790,311	$938,359	$109,722,749	$94,272	$365,052	$261,060
Receivables:
Due from Pacific Life Insurance Company	97,602	—	45,916	—	—	191
Investments sold	—	285	—	—	—	—
Total Assets	136,887,913	938,644	109,768,665	94,272	365,052	261,251
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	285	—	—	1	—
Investments purchased	97,667	—	45,920	—	—	191
Total Liabilities	97,667	285	45,920	—	1	191
NET ASSETS	$136,790,246	$938,359	$109,722,745	$94,272	$365,051	$261,060
Units Outstanding	2,196,682	73,571	2,870,552	8,461	28,182	18,681
Accumulation Unit Value	$62.27	$12.75	$38.22	$11.14	$12.95	$13.97
Cost of Investments	$82,934,004	$842,278	$93,695,922	$93,436	$294,481	$218,880

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	BlackRock		BlackRock	BlackRock
	60/40 Target	BlackRock	Global	Global	BNY Mellon VIF	DFA VA
	Allocation	Basic Value	Allocation	Allocation	Appreciation	International
	ETF V.I. Class I	V.I. Class III	V.I. Class I	V.I. Class III	Service Shares	Value
ASSETS
Investments in mutual funds, at value	$10,045,686	$21,351,562	$483,579	$74,136,627	$1,742,139	$85,032
Receivables:
Due from Pacific Life Insurance Company	722,933	112	—	178,874	—	—
Investments sold	—	—	—	—	34	120
Total Assets	10,768,619	21,351,674	483,579	74,315,501	1,742,173	85,152
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	1	—	34	120
Investments purchased	722,930	89	—	178,911	—	—
Total Liabilities	722,930	89	1	178,911	34	120
NET ASSETS	$10,045,689	$21,351,585	$483,578	$74,136,590	$1,742,139	$85,032
Units Outstanding	667,393	780,279	36,869	2,468,204	70,603	7,478
Accumulation Unit Value	$15.05	$27.36	$13.12	$30.04	$24.68	$11.37
Cost of Investments	$9,180,131	$22,150,496	$454,599	$66,664,480	$1,378,424	$75,313

						Fidelity VIP
			Fidelity VIP	Fidelity VIP	Fidelity VIP	Freedom 2010
	DFA VA	DFA VA U.S.	Bond Index	Contrafund	Contrafund	Portfolio
	U.S. Large Value	Targeted Value	Service Class 2	Initial Class	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$253,934	$133,495	$271,803	$293,026	$75,408,300	$1,854,381
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	16,950	—
Investments sold	119	—	—	108	—	—
Total Assets	254,053	133,495	271,803	293,134	75,425,250	1,854,381
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	118	—	—	108	—	—
Investments purchased	—	—	—	—	17,112	—
Total Liabilities	118	—	—	108	17,112	—
NET ASSETS	$253,935	$133,495	$271,803	$293,026	$75,408,138	$1,854,381
Units Outstanding	21,979	10,798	25,461	20,132	1,595,287	93,137
Accumulation Unit Value	$11.55	$12.36	$10.68	$14.56	$47.27	$19.91
Cost of Investments	$224,267	$124,772	$272,348	$245,981	$53,144,866	$1,657,953

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2030	Freedom 2035
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Service Class 2	Service Class 2	Service Class 2	Initial Class	Service Class 2	Initial Class
ASSETS
Investments in mutual funds, at value	$2,726,264	$7,068,258	$14,368,333	$104,900	$15,002,529	$196,612
Receivables:
Due from Pacific Life Insurance Company	1,370	2,045	10,138	—	19,251	—
Investments sold	—	—	—	—	—	—
Total Assets	2,727,634	7,070,303	14,378,471	104,900	15,021,780	196,612
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	1,382	2,034	10,121	—	19,241	—
Total Liabilities	1,382	2,034	10,121	—	19,241	—
NET ASSETS	$2,726,252	$7,068,269	$14,368,350	$104,900	$15,002,539	$196,612
Units Outstanding	132,576	340,986	651,352	8,184	676,116	14,876
Accumulation Unit Value	$20.56	$20.73	$22.06	$12.82	$22.19	$13.22
Cost of Investments	$2,473,369	$6,364,401	$12,126,572	$95,876	$12,582,864	$177,151

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2035	Freedom 2045	Freedom 2045	Freedom Income	Freedom Income	Government
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Money Market
	Service Class 2	Initial Class	Service Class 2	Initial Class	Service Class 2	Service Class
ASSETS
Investments in mutual funds, at value	$14,136,202	$141,337	$12,533,193	$65,689	$2,734,873	$235,739,026
Receivables:
Due from Pacific Life Insurance Company	1,508	—	2,593	—	5,932	—
Investments sold	—	—	—	—	—	669,546
Total Assets	14,137,710	141,337	12,535,786	65,689	2,740,805	236,408,572
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	669,519
Investments purchased	1,496	—	2,590	—	5,933	—
Total Liabilities	1,496	—	2,590	—	5,933	669,519
NET ASSETS	$14,136,214	$141,337	$12,533,196	$65,689	$2,734,872	$235,739,053
Units Outstanding	587,688	10,512	509,138	5,783	156,764	22,555,301
Accumulation Unit Value	$24.05	$13.45	$24.62	$11.36	$17.45	$10.45
Cost of Investments	$11,525,373	$132,016	$10,061,658	$63,622	$2,553,896	$235,739,026

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Growth	International Index	Mid Cap	Mid Cap	Total Market Index	Value Strategies
	Service Class 2	Service Class 2	Initial Class	Service Class 2	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$23,431,713	$192,121	$556,783	$37,922,891	$274,414	$6,676,059
Receivables:
Due from Pacific Life Insurance Company	120,218	10	—	5,555	—	2,539
Investments sold	—	—	—	—	—	—
Total Assets	23,551,931	192,131	556,783	37,928,446	274,414	6,678,598
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	120,197	10	—	5,403	—	2,532
Total Liabilities	120,197	10	—	5,403	—	2,532
NET ASSETS	$23,431,734	$192,121	$556,783	$37,923,043	$274,414	$6,676,066
Units Outstanding	407,079	15,287	41,645	961,905	20,080	221,860
Accumulation Unit Value	$57.56	$12.57	$13.37	$39.42	$13.67	$30.09
Cost of Investments	$17,399,963	$161,686	$428,602	$32,188,346	$263,740	$6,081,457

					Janus	Janus
					Henderson	Henderson
			Templeton	Templeton	Enterprise	Enterprise
	Templeton Foreign	Templeton Foreign	Global Bond	Global Bond	Institutional	Service
	VIP Class 1	VIP Class 2	VIP Class 1	VIP Class 2	Shares	Shares
ASSETS
Investments in mutual funds, at value	$157,744	$22,770,018	$94,414	$28,555,566	$103,470	$37,569,639
Receivables:
Due from Pacific Life Insurance Company	—	—	—	601	—	—
Investments sold	—	1,875	660	—	—	27,901
Total Assets	157,744	22,771,893	95,074	28,556,167	103,470	37,597,540
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	1,106	660	—	—	27,897
Investments purchased	—	—	—	563	—	—
Total Liabilities	—	1,106	660	563	—	27,897
NET ASSETS	$157,744	$22,770,787	$94,414	$28,555,604	$103,470	$37,569,643
Units Outstanding	13,918	1,726,026	9,809	2,329,588	7,943	826,116
Accumulation Unit Value	$11.33	$13.19	$9.63	$12.26	$13.03	$45.48
Cost of Investments	$137,709	$23,024,167	$97,357	$33,148,347	$90,776	$29,727,945

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	Janus	Janus			ClearBridge	ClearBridge
	Henderson	Henderson	Lazard Retirement	Lazard	Variable	Variable
	Overseas	Overseas	Global Dynamic	Retirement	Aggressive	Aggressive
	Institutional	Service	Multi-Asset	International Equity	Growth -	Growth -
	Shares	Shares	Service Shares	Service Shares	Class I	Class II
ASSETS
Investments in mutual funds, at value	$21,529	$18,509,123	$1,503,769	$1,748,300	$45,692	$24,525,454
Receivables:
Due from Pacific Life Insurance Company	—	12,224	2,362	2	236	13,337
Investments sold	—	—	—	—	—	—
Total Assets	21,529	18,521,347	1,506,131	1,748,302	45,928	24,538,791
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	—	12,406	2,360	—	236	13,350
Total Liabilities	—	12,406	2,360	—	236	13,350
NET ASSETS	$21,529	$18,508,941	$1,503,771	$1,748,302	$45,692	$24,525,441
Units Outstanding	1,548	1,354,016	107,429	153,907	3,395	768,784
Accumulation Unit Value	$13.91	$13.67	$14.00	$11.36	$13.46	$31.90
Cost of Investments	$18,249	$15,100,925	$1,428,700	$1,556,979	$44,298	$21,866,032

	ClearBridge	ClearBridge	Western Asset	Lord Abbett		Lord Abbett
	Variable	Variable	Variable Global	Bond	Lord Abbett	Fundamental
	Mid Cap -	Mid Cap -	High Yield Bond -	Debenture	Developing Growth	Equity
	Class I	Class II	Class II	Class VC	Class VC	Class VC
ASSETS
Investments in mutual funds, at value	$75,643	$14,238,341	$680,778	$23,007,678	$44,479,562	$5,842,895
Receivables:
Due from Pacific Life Insurance Company	619	1,080	1	15,301	142,933	279
Investments sold	—	—	—	—	—	—
Total Assets	76,262	14,239,421	680,779	23,022,979	44,622,495	5,843,174
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	619	1,097	—	15,273	143,227	278
Total Liabilities	619	1,097	—	15,273	143,227	278
NET ASSETS	$75,643	$14,238,324	$680,779	$23,007,706	$44,479,268	$5,842,896
Units Outstanding	5,857	489,764	51,140	1,615,840	994,259	249,608
Accumulation Unit Value	$12.91	$29.07	$13.31	$14.24	$44.74	$23.41
Cost of Investments	$66,880	$11,335,180	$663,858	$22,248,218	$33,884,274	$5,662,377

						MFS
	Lord Abbett					New Discovery
	Total Return	M Capital	M International	M Large Cap	M Large Cap	Series -
	Class VC	Appreciation	Equity	Growth	Value	Initial Class
ASSETS
Investments in mutual funds, at value	$60,070,343	$70,549,797	$77,020,766	$70,898,715	$28,896,234	$355,012
Receivables:
Due from Pacific Life Insurance Company	—	—	—	29,433	—	—
Investments sold	71,164	50,711	16,971	—	13,438	—
Total Assets	60,141,507	70,600,508	77,037,737	70,928,148	28,909,672	355,012
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	71,165	50,377	17,051	—	13,731	—
Investments purchased	—	—	—	29,433	—	—
Total Liabilities	71,165	50,377	17,051	29,433	13,731	—
NET ASSETS	$60,070,342	$70,550,131	$77,020,686	$70,898,715	$28,895,941	$355,012
Units Outstanding	4,694,892	566,253	1,853,817	682,386	891,099	21,541
Accumulation Unit Value	$12.79	$124.59	$41.55	$103.90	$32.43	$16.48
Cost of Investments	$58,334,484	$64,061,841	$69,018,830	$54,597,650	$29,929,351	$290,228

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Variable Accounts
	MFS	MFS	MFS	MFS	MFS	MFS
	New Discovery	Total Return	Utilities	Utilities	Value	Value
	Series -	Series -	Series -	Series -	Series -	Series -
	Service Class	Initial Class	Initial Class	Service Class	Initial Class	Service Class
ASSETS
Investments in mutual funds, at value	$29,752,295	$266,752	$20,910	$13,717,843	$430,225	$27,228,472
Receivables:
Due from Pacific Life Insurance Company	—	725	—	—	444	5,293
Investments sold	13,694	—	—	107,903	—	—
Total Assets	29,765,989	267,477	20,910	13,825,746	430,669	27,233,765
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	13,715	—	—	107,861	—	—
Investments purchased	—	725	—	—	445	5,287
Total Liabilities	13,715	725	—	107,861	445	5,287
NET ASSETS	$29,752,274	$266,752	$20,910	$13,717,885	$430,224	$27,228,478
Units Outstanding	606,632	22,457	1,839	558,416	36,938	1,750,462
Accumulation Unit Value	$49.05	$11.88	$11.37	$24.57	$11.65	$15.56
Cost of Investments	$22,783,873	$245,576	$19,273	$12,143,226	$392,126	$26,261,163

		PIMCO Global	PIMCO Global
		Managed Asset	Managed Asset
	Neuberger Berman	Allocation -	Allocation -	PIMCO Income -	Royce	State Street
	Sustainable	Advisor	Institutional	Administrative	Micro-Cap	Total Return
	Equity Class I	Class	Class	Class	Service Class	V.I.S. Class 3
ASSETS
Investments in mutual funds, at value	$768,763	$7,306,893	$15,665	$4,272,479	$2,865,802	$2,164,302
Receivables:
Due from Pacific Life Insurance Company	428	—	—	—	1,183	5,098
Investments sold	—	—	—	145	—	—
Total Assets	769,191	7,306,893	15,665	4,272,624	2,866,985	2,169,400
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	128	—	143	—	—
Investments purchased	429	—	—	—	1,235	5,098
Total Liabilities	429	128	—	143	1,235	5,098
NET ASSETS	$768,762	$7,306,765	$15,665	$4,272,481	$2,865,750	$2,164,302
Units Outstanding	31,392	500,806	1,244	365,721	154,444	112,832
Accumulation Unit Value	$24.49	$14.59	$12.59	$11.68	$18.56	$19.18
Cost of Investments	$636,755	$6,476,628	$14,133	$4,138,894	$2,488,321	$2,160,870

	T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price	VanEck VIP
	Blue Chip	Blue Chip	Equity	Equity	Global Hard Assets	Vanguard VIF
	Growth - I	Growth - II	Income - I	Income - II	Initial Class	Mid-Cap Index
ASSETS
Investments in mutual funds, at value	$1,978,126	$179,684,628	$832,758	$81,979,469	$26,873,222	$536,700
Receivables:
Due from Pacific Life Insurance Company	1,561	—	—	24,928	—	—
Investments sold	—	170,260	2,370	—	20,950	706
Total Assets	1,979,687	179,854,888	835,128	82,004,397	26,894,172	537,406
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	170,470	2,369	—	20,969	706
Investments purchased	1,562	—	—	25,044	—	—
Total Liabilities	1,562	170,470	2,369	25,044	20,969	706
NET ASSETS	$1,978,125	$179,684,418	$832,759	$81,979,353	$26,873,203	$536,700
Units Outstanding	133,197	2,952,258	72,266	3,012,637	1,360,028	42,997
Accumulation Unit Value	$14.85	$60.86	$11.52	$27.21	$19.76	$12.48
Cost of Investments	$1,751,979	$96,143,849	$703,358	$84,262,476	$23,564,217	$447,460

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

Variable Account
Vanguard VIF
Real Estate Index
ASSETS
Investments in mutual funds, at value	$215,375
Receivables:
Due from Pacific Life Insurance Company	7
Investments sold	—
Total Assets	215,382
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—
Investments purchased	7
Total Liabilities	7
NET ASSETS	$215,375
Units Outstanding	22,735
Accumulation Unit Value	$9.47
Cost of Investments	$201,756

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
	Core	Diversified	Diversified	Floating	Floating	High Yield
	Income	Bond	Bond	Rate Income	Rate Income	Bond
	Class I	Class I	Class P (1)	Class I	Class P (1)	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	255,446	3,468,288	1,196	64,865	6	6,221,905
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	255,446	3,468,288	1,196	64,865	6	6,221,905
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	193,783	5,649,634	26,212	706,934	230	(1,716,314)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$449,229	$9,117,922	$27,408	$771,799	$236	$4,505,591

	High Yield	Inflation	Inflation	Managed	Managed	Short Duration
	Bond	Managed	Managed	Bond	Bond	Bond
	Class P	Class I	Class P (1)	Class I	Class P	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,970	1,273,159	39	3,258,807	657	1,682,104
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	1,970	1,273,159	39	3,258,807	657	1,682,104
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	3,298	6,207,455	782	18,775,702	2,672	1,776,978
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,268	$7,480,614	$821	$22,034,509	$3,329	$3,459,082

	Short Duration	Emerging	Emerging	Dividend	Dividend	Equity
	Bond	Markets Debt	Markets Debt	Growth	Growth	Index
	Class P (1)	Class I	Class P (1)	Class I	Class P (1)	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,727	(506,545)	2	4,878,531	5,386	63,838,932
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	1,727	(506,545)	2	4,878,531	5,386	63,838,932
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	3,354	(94,434)	678	6,002,069	23,202	77,880,183
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,081	($600,979)	$680	$10,880,600	$28,588	$141,719,115

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
	Equity	Focused			Large-Cap	Large-Cap
	Index	Growth	Growth	Growth	Growth	Value
	Class P	Class I	Class I	Class P (1)	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(15,757)	6,284,306	45,354,177	27,151	9,100,770	6,043,691
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(15,757)	6,284,306	45,354,177	27,151	9,100,770	6,043,691
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	502,488	7,750,994	36,674,306	51,233	14,785,670	1,085,460
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$486,731	$14,035,300	$82,028,483	$78,384	$23,886,440	$7,129,151

	Large-Cap	Main Street	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Value	Core	Core	Equity	Growth	Growth
	Class P	Class I	Class P (1)	Class I	Class I	Class P (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	3,315	14,215,048	(1,204)	11,072,398	29,476,374	2,132
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	3,315	14,215,048	(1,204)	11,072,398	29,476,374	2,132
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	14,588	12,745,345	14,668	23,513,829	5,097,922	11,068
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,903	$26,960,393	$13,464	$34,586,227	$34,574,296	$13,200

	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Value	Value	Equity	Equity	Growth	Index
	Class I	Class P	Class I	Class P (1)	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	506,966	1,069	235,082	(1,751)	1,372,554	19,563,419
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	506,966	1,069	235,082	(1,751)	1,372,554	19,563,419
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	682,289	5,326	1,324,537	47,959	11,494,839	23,563,757
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,189,255	$6,395	$1,559,619	$46,208	$12,867,393	$43,127,176

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap			Value
	Index	Value	Value	Value	Value	Advantage
	Class P	Class I	Class P	Class I	Class P (1)	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,869)	3,320,881	1,921	1,672,370	1,868	167,443
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(1,869)	3,320,881	1,921	1,672,370	1,868	167,443
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	139,791	(316,194)	26,090	(5,814,708)	5,418	75,767
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$137,922	$3,004,687	$28,011	$(4,142,338)	$7,286	$243,210

	Value	Emerging	Emerging	International	International	International
	Advantage	Markets	Markets	Large-Cap	Large-Cap	Small-Cap
	Class P (1)	Class I	Class P	Class I	Class P	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,741	7,249,764	(8,254)	5,303,527	(2,253)	2,523,575
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	2,741	7,249,764	(8,254)	5,303,527	(2,253)	2,523,575
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	24,259	20,415,431	52,319	17,219,766	29,044	1,326,793
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,000	$27,665,195	$44,065	$22,523,293	$26,791	$3,850,368

	International	International	Health	Health	Real	Real
	Small-Cap	Value	Sciences	Sciences	Estate	Estate
	Class P	Class I	Class I	Class P (1)	Class I	Class P (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(413)	319,124	5,838,057	2,481	5,795,080	118
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	(413)	319,124	5,838,057	2,481	5,795,080	118
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	10,301	(8,763,756)	8,359,917	27,102	(8,768,310)	2,030
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,888	$(8,444,632)	$14,197,974	$29,583	$(2,973,230)	$2,148

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
					Pacific	Pacific
			PSF DFA	PSF DFA	Dynamix -	Dynamix -
			Balanced	Balanced	Conservative	Conservative
	Technology	Technology	Allocation	Allocation	Growth	Growth
	Class I	Class P	Class D	Class P (1)	Class I	Class P (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4,172,785	7,548	71,567	913	203,440	7,644
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	4,172,785	7,548	71,567	913	203,440	7,644
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	11,486,585	28,775	788,571	6,189	1,439,444	48,740
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,659,370	$36,323	$860,138	$7,102	$1,642,884	$56,384

	Pacific	Pacific
	Dynamix -	Dynamix -	Pacific	Pacific	Portfolio	Portfolio
	Moderate	Moderate	Dynamix -	Dynamix -	Optimization	Optimization
	Growth	Growth	Growth	Growth	Conservative	Conservative
	Class I	Class P	Class I	Class P (1)	Class I	Class P (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,255,775	17,112	2,232,200	4,433	516,165	19
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	2,255,775	17,112	2,232,200	4,433	516,165	19
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	6,515,040	107,966	11,678,426	675,034	759,135	137
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,770,815	$125,078	$13,910,626	$679,467	$1,275,300	$156

	Portfolio	Portfolio
	Optimization	Optimization	Portfolio	Portfolio	Portfolio	Portfolio
	Moderate-	Moderate -	Optimization	Optimization	Optimization	Optimization
	Conservative	Conservative	Moderate	Moderate	Growth	Growth
	Class I	Class P (1)	Class I	Class P (1)	Class I	Class P (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,889,336	9	9,882,894	1	10,244,430	477
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	1,889,336	9	9,882,894	1	10,244,430	477
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,738,109	1,372	17,339,554	14,136	32,535,669	96,860
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,627,445	$1,381	$27,222,448	$14,137	$42,780,099	$97,337

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
	Portfolio	Portfolio			Invesco
	Optimization	Optimization	Invesco	Invesco	Oppenheimer	Invesco V.I.
	Aggressive-	Aggressive-	Oppenheimer	Oppenheimer	V.I. Main Street	International
	Growth	Growth	V.I. Global	V.I. Global	Small Cap	Growth
	Class I	Class P (1)	Series I (1)	Series II	Series I	Series I
INVESTMENT INCOME
Dividends	$—	$—	$831	$57,433	$13,599	$2,736
Net Investment Income	—	—	831	57,433	13,599	2,736
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	5,055,659	19,321	5,100	(10,869)	(4,447)	8,123
Capital gain distributions	—	—	4,328	476,276	30,803	2,634
Realized Gain (Loss) on Investments	5,055,659	19,321	9,428	465,407	26,356	10,757
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	15,832,573	39,297	22,925	2,878,821	536,477	13,318
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,888,232	$58,618	$33,184	$3,401,661	$576,432	$26,811

	Invesco V.I.	American	American
	International	Century	Century	American Funds	American Funds	American Funds
	Growth	VP Mid Cap Value	VP Mid Cap Value	IS Asset Allocation	IS Asset Allocation	IS Growth
	Series II	Class I	Class II	Class 2	Class 4	Class 2
INVESTMENT INCOME
Dividends	$620,480	$1,598	$524,955	$37,378	$1,149,460	$1,602
Net Investment Income	620,480	1,598	524,955	37,378	1,149,460	1,602
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	126,495	(3,166)	(477,647)	8,688	600,818	46,542
Capital gain distributions	676,345	—	—	5,799	358,445	7,362
Realized Gain (Loss) on Investments	802,840	(3,166)	(477,647)	14,487	959,263	53,904
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,350,714	16,078	420,241	320,676	7,380,678	234,661
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,774,034	$14,510	$467,549	$372,541	$9,489,401	$290,167

				American Funds
	American Funds	American Funds	American Funds	IS High-Income	American Funds	American Funds IS
	IS Growth	IS Growth-Income	IS Growth-Income	Bond	IS International	New World Fund
	Class 4	Class 2	Class 4	Class 2 (1)	Class 2 (1)	Class 2 (1)
INVESTMENT INCOME
Dividends	$217,837	$8,510	$1,133,515	$6,128	$1,708	$62
Net Investment Income	217,837	8,510	1,133,515	6,128	1,708	62
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,180,494	2,759	321,135	2,879	6,131	8,643
Capital gain distributions	2,535,274	7,792	2,545,281	—	—	913
Realized Gain (Loss) on Investments	4,715,768	10,551	2,866,416	2,879	6,131	9,556
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	42,181,123	96,079	8,566,834	836	70,571	42,180
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,114,728	$115,140	$12,566,765	$9,843	$78,410	$51,798

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
	BlackRock		BlackRock	BlackRock
	60/40 Target	BlackRock	Global	Global	BNY Mellon VIF	DFA VA
	Allocation	Basic Value	Allocation	Allocation	Appreciation	International
	ETF V.I. Class I	V.I. Class III	V.I. Class I (1)	V.I. Class III	Service Shares	Value
INVESTMENT INCOME
Dividends	$137,285	$377,328	$5,534	$845,590	$7,876	$1,827
Net Investment Income	137,285	377,328	5,534	845,590	7,876	1,827
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	116,413	(161,355)	11,393	8,168	5,316	4,015
Capital gain distributions	10,725	467,431	20,770	4,114,053	99,711	—
Realized Gain (Loss) on Investments	127,138	306,076	32,163	4,122,221	105,027	4,015
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	755,838	(32,141)	28,980	7,607,917	287,997	9,718
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,020,261	$651,263	$66,677	$12,575,728	$400,900	$15,560

						Fidelity VIP
			Fidelity VIP	Fidelity VIP	Fidelity VIP	Freedom 2010
	DFA VA	DFA VA U.S.	Bond Index	Contrafund	Contrafund	Portfolio
	U.S. Large Value (1)	Targeted Value (1)	Service Class 2 (1)	Initial Class	Service Class 2	Service Class 2
INVESTMENT INCOME
Dividends	$4,861	$714	$2,469	$312	$51,764	$18,329
Net Investment Income	4,861	714	2,469	312	51,764	18,329
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(775)	1,148	800	2,065	2,286,871	49,783
Capital gain distributions	—	—	705	219	351,399	70,604
Realized Gain (Loss) on Investments	(775)	1,148	1,505	2,284	2,638,270	120,387
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	29,667	8,723	(545)	47,033	15,185,384	96,181
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,753	$10,585	$3,429	$49,629	$17,875,418	$234,897

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2030	Freedom 2035
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Service Class 2	Service Class 2	Service Class 2	Initial Class (1)	Service Class 2	Initial Class (1)
INVESTMENT INCOME
Dividends	$26,197	$67,933	$128,881	$1,160	$131,419	$1,444
Net Investment Income	26,197	67,933	128,881	1,160	131,419	1,444
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	402	113,703	267,470	(238)	338,564	1,200
Capital gain distributions	122,364	473,664	577,348	4,558	651,478	790
Realized Gain (Loss) on Investments	122,766	587,367	844,818	4,320	990,042	1,990
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	183,213	181,797	996,098	9,024	999,952	19,461
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$332,176	$837,097	$1,969,797	$14,504	$2,121,413	$22,895

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2035	Freedom 2045	Freedom 2045	Freedom Income	Freedom Income	Government
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Money Market
	Service Class 2	Initial Class (1)	Service Class 2	Initial Class (1)	Service Class 2	Service Class
INVESTMENT INCOME
Dividends	$107,034	$649	$82,684	$721	$27,996	$529,594
Net Investment Income	107,034	649	82,684	721	27,996	529,594
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	331,962	1,226	269,527	(616)	50,814	—
Capital gain distributions	505,411	511	475,767	614	38,808	—
Realized Gain (Loss) on Investments	837,373	1,737	745,294	(2)	89,622	—
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,172,575	9,321	1,229,320	2,067	91,047	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,116,982	$11,707	$2,057,298	$2,786	$208,665	$529,594

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Growth	International Index	Mid Cap	Mid Cap	Total Market Index	Value Strategies
	Service Class 2	Service Class 2	Initial Class (1)	Service Class 2	Service Class 2 (1)	Service Class 2
INVESTMENT INCOME
Dividends	$5,392	$2,306	$1,886	$124,243	$2,932	$56,127
Net Investment Income	5,392	2,306	1,886	124,243	2,932	56,127
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	496,957	(924)	11,988	(463,636)	26,072	(327,235)
Capital gain distributions	1,312,228	1	—	—	25	275,083
Realized Gain (Loss) on Investments	1,809,185	(923)	11,988	(463,636)	26,097	(52,152)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	4,389,392	30,392	128,181	6,151,104	10,674	583,468
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,203,969	$31,775	$142,055	$5,811,711	$39,703	$587,443

					Janus	Janus
					Henderson	Henderson
			Templeton	Templeton	Enterprise	Enterprise
	Templeton Foreign	Templeton Foreign	Global Bond	Global Bond	Institutional	Service
	VIP Class 1 (1)	VIP Class 2	VIP Class 1	VIP Class 2	Shares	Shares
INVESTMENT INCOME
Dividends	$2,332	$649,579	$3,528	$2,725,690	$22	$—
Net Investment Income	2,332	649,579	3,528	2,725,690	22	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,788)	(362,844)	(1,516)	(2,867,428)	(366)	1,644,712
Capital gain distributions	—	—	—	—	2,190	2,490,640
Realized Gain (Loss) on Investments	(1,788)	(362,844)	(1,516)	(2,867,428)	1,824	4,135,352
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	20,035	(268,357)	(2,988)	(1,927,652)	12,694	1,791,615
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,579	$18,378	$(976)	$(2,069,390)	$14,540	$5,926,967

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
	Janus	Janus			ClearBridge	ClearBridge
	Henderson	Henderson	Lazard Retirement	Lazard	Variable	Variable
	Overseas	Overseas	Global Dynamic	Retirement	Aggressive	Aggressive
	Institutional	Service	Multi-Asset	International Equity	Growth -	Growth -
	Shares (1)	Shares	Service Shares	Service Shares	Class I (1)	Class II
INVESTMENT INCOME
Dividends	$125	$185,305	$8,268	$28,112	$245	$124,085
Net Investment Income	125	185,305	8,268	28,112	245	124,085
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	160	(28,859)	5,432	(29,523)	(621)	(729,913)
Capital gain distributions	—	—	14,357	41,192	2,987	2,073,998
Realized Gain (Loss) on Investments	160	(28,859)	19,789	11,669	2,366	1,344,085
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	3,280	2,352,505	(19,879)	136,229	1,394	2,006,039
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,565	$2,508,951	$8,178	$176,010	$4,005	$3,474,209

	ClearBridge	ClearBridge	Western Asset	Lord Abbett		Lord Abbett
	Variable	Variable	Variable Global	Bond	Lord Abbett	Fundamental
	Mid Cap -	Mid Cap -	High Yield Bond -	Debenture	Developing Growth	Equity
	Class I (1)	Class II	Class II	Class VC	Class VC	Class VC
INVESTMENT INCOME
Dividends	$171	$4,681	$23,620	$832,349	$—	$66,282
Net Investment Income	171	4,681	23,620	832,349	—	66,282
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	3,478	1,103,707	(8,562)	(263,321)	(322,212)	(241,398)
Capital gain distributions	323	212,585	—	—	3,902,001	8,421
Realized Gain (Loss) on Investments	3,801	1,316,292	(8,562)	(263,321)	3,579,789	(232,977)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	8,763	979,089	22,849	857,512	11,025,921	203,470
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,735	$2,300,062	$37,907	$1,426,540	$14,605,710	$36,775

						MFS
	Lord Abbett					New Discovery
	Total Return	M Capital	M International	M Large Cap	M Large Cap	Series -
	Class VC	Appreciation	Equity	Growth	Value	Initial Class
INVESTMENT INCOME
Dividends	$1,380,885	$—	$1,107,387	$—	$518,536	$—
Net Investment Income	1,380,885	—	1,107,387	—	518,536	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	8,825	(600,200)	149,600	2,520,489	(700,417)	14,537
Capital gain distributions	1,098,882	1,464,314	—	8,038,056	286,762	16,568
Realized Gain (Loss) on Investments	1,107,707	864,114	149,600	10,558,545	(413,655)	31,105
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,462,999	10,827,452	5,349,708	5,763,912	(1,031,400)	64,683
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,951,591	$11,691,566	$6,606,695	$16,322,457	$(926,519)	$95,788

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
	MFS	MFS	MFS	MFS	MFS	MFS
	New Discovery	Total Return	Utilities	Utilities	Value	Value
	Series -	Series -	Series -	Series -	Series -	Series -
	Service Class	Initial Class (1)	Initial Class (1)	Service Class	Initial Class	Service Class
INVESTMENT INCOME
Dividends	$—	$3,847	$292	$278,475	$2,661	$287,830
Net Investment Income	—	3,847	292	278,475	2,661	287,830
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(757,687)	(2,214)	(350)	259,547	(2,932)	(161,076)
Capital gain distributions	3,011,656	4,458	305	329,494	7,459	967,293
Realized Gain (Loss) on Investments	2,253,969	2,244	(45)	589,041	4,527	806,217
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	7,871,174	21,176	1,637	(437,275)	38,029	(268,681)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,125,143	$27,267	$1,884	$430,241	$45,217	$825,366

		PIMCO Global	PIMCO Global
		Managed Asset	Managed Asset
	Neuberger Berman	Allocation -	Allocation -	PIMCO Income -	Royce	State Street
	Sustainable	Advisor	Institutional	Administrative	Micro-Cap	Total Return
	Equity Class I	Class	Class (1)	Class	Service Class	V.I.S. Class 3
INVESTMENT INCOME
Dividends	$3,974	$525,991	$348	$167,985	$—	$33,706
Net Investment Income	3,974	525,991	348	167,985	—	33,706
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	469	43,019	(470)	(36,239)	(21,203)	(43,615)
Capital gain distributions	27,294	130,968	76	11,105	38,186	—
Realized Gain (Loss) on Investments	27,763	173,987	(394)	(25,134)	16,983	(43,615)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	95,937	403,586	1,532	85,615	523,164	125,599
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$127,674	$1,103,564	$1,486	$228,466	$540,147	$115,690

	T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price	VanEck VIP
	Blue Chip	Blue Chip	Equity	Equity	Global Hard Assets	Vanguard VIF
	Growth - I	Growth - II	Income - I	Income - II	Initial Class	Mid-Cap Index
INVESTMENT INCOME
Dividends	$—	$—	$13,857	$1,545,786	$202,736	$1,176
Net Investment Income	—	—	13,857	1,545,786	202,736	1,176
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	40,944	15,683,376	(27,456)	737,573	(1,360,817)	(8,098)
Capital gain distributions	57,041	5,853,010	17,433	1,744,354	—	4,403
Realized Gain (Loss) on Investments	97,985	21,536,386	(10,023)	2,481,927	(1,360,817)	(3,695)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	226,157	26,412,725	129,670	(2,773,577)	5,738,347	89,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$324,142	$47,949,111	$133,504	$1,254,136	$4,580,266	$86,720

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE PERIOD ENDED DECEMBER 31, 2020

Variable Account
Vanguard VIF
Real Estate Index (1)
INVESTMENT INCOME
Dividends	$176
Net Investment Income	176
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	386
Capital gain distributions	111
Realized Gain (Loss) on Investments	497
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	13,619
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,292

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Core Income		Diversified Bond		Diversified Bond
	Class I		Class I		Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	255,446	54,954	3,468,288	1,616,650	1,196
Change in net unrealized appreciation (depreciation) on investments	193,783	256,516	5,649,634	8,614,023	26,212
Net Increase (Decrease) in Net Assets Resulting from Operations	449,229	311,470	9,117,922	10,230,673	27,408
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	555,556	470,708	2,453,056	2,363,016	56,610
Transfers between variable and fixed accounts, net	1,335,411	2,544,037	4,421,240	5,829,275	405,420
Policy maintenance charges	(279,984)	(156,053)	(2,980,836)	(2,918,534)	(34,267)
Policy benefits and terminations	(537,009)	(57,192)	(3,688,819)	(3,731,790)	(4,405)
Policy loans and loan repayments	707	(7,108)	(198,554)	(1,001,893)	83
Other	4,420	1,502	108,945	42,257	153
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,079,101	2,795,894	115,032	582,331	423,594
NET INCREASE (DECREASE) IN NET ASSETS	1,528,330	3,107,364	9,232,954	10,813,004	451,002
NET ASSETS
Beginning of Year or Period	4,868,941	1,761,577	88,954,434	78,141,430	—
End of Year or Period	$6,397,271	$4,868,941	$98,187,388	$88,954,434	$451,002

	Floating Rate Income		Floating Rate Income	High Yield Bond
	Class I		Class P (1)	Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	64,865	424,319	6	6,221,905	2,825,364
Change in net unrealized appreciation (depreciation) on investments	706,934	1,246,600	230	(1,716,314)	6,496,607
Net Increase (Decrease) in Net Assets Resulting from Operations	771,799	1,670,919	236	4,505,591	9,321,971
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	978,992	1,769,661	1,416	2,697,775	2,819,351
Transfers between variable and fixed accounts, net	(5,558,430)	20,978,554	4,973	(1,820,357)	4,761,346
Policy maintenance charges	(929,737)	(1,033,851)	(600)	(3,077,231)	(3,180,566)
Policy benefits and terminations	(658,660)	(516,410)	—	(1,921,957)	(2,187,911)
Policy loans and loan repayments	17,154	(180,853)	—	93,725	(121,990)
Other	37,849	35,596	14	37,640	47,308
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(6,112,832)	21,052,697	5,803	(3,990,405)	2,137,538
NET INCREASE (DECREASE) IN NET ASSETS	(5,341,033)	22,723,616	6,039	515,186	11,459,509
NET ASSETS
Beginning of Year or Period	33,054,004	10,330,388	—	77,198,296	65,738,787
End of Year or Period	$27,712,971	$33,054,004	$6,039	$77,713,482	$77,198,296

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	High Yield Bond		Inflation Managed		Inflation Managed
	Class P (1)		Class I		Class P (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	1,970	—	1,273,159	(390,333)	39
Change in net unrealized appreciation (depreciation) on investments	3,298	—	6,207,455	6,150,342	782
Net Increase (Decrease) in Net Assets Resulting from Operations	5,268	—	7,480,614	5,760,009	821
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	37,643	—	2,789,991	2,998,076	4,903
Transfers between variable and fixed accounts, net	20,071	85	(3,058,583)	(717,523)	35,063
Policy maintenance charges	(9,904)	—	(3,185,257)	(3,209,986)	(1,662)
Policy benefits and terminations	—	—	(2,936,773)	(3,263,163)	—
Policy loans and loan repayments	31	—	150,339	(224,030)	—
Other	25	—	57,258	50,609	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	47,866	85	(6,183,025)	(4,366,017)	38,304
NET INCREASE (DECREASE) IN NET ASSETS	53,134	85	1,297,589	1,393,992	39,125
NET ASSETS
Beginning of Year or Period	85	—	69,823,639	68,429,647	—
End of Year or Period	$53,219	$85	$71,121,228	$69,823,639	$39,125

	Managed Bond		Managed Bond		Short Duration Bond
	Class I		Class P (1)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	3,258,807	2,222,362	657	—	1,682,104	462,983
Change in net unrealized appreciation (depreciation) on investments	18,775,702	18,100,621	2,672	—	1,776,978	3,002,945
Net Increase (Decrease) in Net Assets Resulting from Operations	22,034,509	20,322,983	3,329	—	3,459,082	3,465,928
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,975,371	9,445,463	31,663	—	5,230,131	4,965,190
Transfers between variable and fixed accounts, net	30,792,827	688,614	141,906	234	18,655,844	5,168,316
Policy maintenance charges	(10,993,202)	(10,719,575)	(23,105)	—	(4,322,501)	(4,128,448)
Policy benefits and terminations	(8,300,475)	(10,956,228)	—	—	(1,671,725)	(2,107,919)
Policy loans and loan repayments	88,959	325,927	123	—	(12,042)	(410,478)
Other	202,442	184,242	(42)	—	90,737	72,447
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	21,765,922	(11,031,557)	150,545	234	17,970,444	3,559,108
NET INCREASE (DECREASE) IN NET ASSETS	43,800,431	9,291,426	153,874	234	21,429,526	7,025,036
NET ASSETS
Beginning of Year or Period	255,502,200	246,210,774	234	—	87,104,910	80,079,874
End of Year or Period	$299,302,631	$255,502,200	$154,108	$234	$108,534,436	$87,104,910

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Short Duration Bond		Emerging Markets Debt		Emerging Markets Debt
	Class P (1)		Class I		Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$—	—	$—
Realized gain (loss) on investments	1,727		(506,545)	65,376	2
Change in net unrealized appreciation (depreciation) on investments	3,354		(94,434)	844,357	678
Net Increase (Decrease) in Net Assets Resulting from Operations	5,081		(600,979)	909,733	680
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	22,546		170,882	384,795	388
Transfers between variable and fixed accounts, net	289,492		(3,784,717)	401,996	10,277
Policy maintenance charges	(30,133)		(175,156)	(216,454)	(891)
Policy benefits and terminations	(4,246)		(434,056)	(194,183)	—
Policy loans and loan repayments	(6,172)		21,483	(23,204)	—
Other	26		13,909	13,444	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	271,513		(4,187,655)	366,394	9,775
NET INCREASE (DECREASE) IN NET ASSETS	276,594		(4,788,634)	1,276,127	10,455
NET ASSETS
Beginning of Year or Period	—		10,689,519	9,413,392	—
End of Year or Period	$276,594		$5,900,885	$10,689,519	$10,455

	Dividend Growth		Dividend Growth	Equity Index
	Class I		Class P (1)	Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	4,878,531	5,197,208	5,386	63,838,932	35,320,829
Change in net unrealized appreciation (depreciation) on investments	6,002,069	15,454,368	23,202	77,880,183	164,468,905
Net Increase (Decrease) in Net Assets Resulting from Operations	10,880,600	20,651,576	28,588	141,719,115	199,789,734
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,526,783	2,999,635	7,677	25,471,534	25,988,623
Transfers between variable and fixed accounts, net	(569,029)	119,671	190,863	(3,325,894)	(10,689,058)
Policy maintenance charges	(2,876,975)	(2,823,352)	(21,443)	(25,288,299)	(25,345,309)
Policy benefits and terminations	(2,510,317)	(2,709,272)	(7,136)	(16,499,685)	(25,832,404)
Policy loans and loan repayments	(225,177)	(308,857)	—	(184,670)	(1,375,647)
Other	84,420	31,718	285	462,599	350,653
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,570,295)	(2,690,457)	170,246	(19,364,415)	(36,903,142)
NET INCREASE (DECREASE) IN NET ASSETS	8,310,305	17,961,119	198,834	122,354,700	162,886,592
NET ASSETS
Beginning of Year or Period	87,800,331	69,839,212	—	817,172,061	654,285,469
End of Year or Period	$96,110,636	$87,800,331	$198,834	$939,526,761	$817,172,061

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Equity Index		Focused Growth		Growth
	Class P (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	(15,757)	—	6,284,306	3,241,358	45,354,177	10,573,701
Change in net unrealized appreciation (depreciation) on investments	502,488	9	7,750,994	7,867,392	36,674,306	71,368,540
Net Increase (Decrease) in Net Assets Resulting from Operations	486,731	9	14,035,300	11,108,750	82,028,483	81,942,241
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	338,160	—	1,621,463	1,404,695	6,870,442	7,211,607
Transfers between variable and fixed accounts, net	2,222,696	1,946	(6,079,512)	12,414	(32,210,554)	787,487
Policy maintenance charges	(235,075)	—	(1,420,282)	(1,392,604)	(10,841,167)	(10,716,979)
Policy benefits and terminations	—	—	(1,612,679)	(1,875,655)	(11,369,463)	(11,035,326)
Policy loans and loan repayments	(13,271)	—	(410,137)	(120,337)	(634,780)	(276,349)
Other	6,729	—	22,602	16,496	103,301	90,130
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,319,239	1,946	(7,878,545)	(1,954,991)	(48,082,221)	(13,939,430)
NET INCREASE (DECREASE) IN NET ASSETS	2,805,970	1,955	6,156,755	9,153,759	33,946,262	68,002,811
NET ASSETS
Beginning of Year or Period	1,955	—	40,736,219	31,582,460	288,429,171	220,426,360
End of Year or Period	$2,807,925	$1,955	$46,892,974	$40,736,219	$322,375,433	$288,429,171

	Growth	Large-Cap Growth		Large-Cap Value
	Class P (2)	Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	27,151	9,100,770	5,383,724	6,043,691	6,752,805
Change in net unrealized appreciation (depreciation) on investments	51,233	14,785,670	12,091,519	1,085,460	22,656,844
Net Increase (Decrease) in Net Assets Resulting from Operations	78,384	23,886,440	17,475,243	7,129,151	29,409,649
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	206,171	2,603,137	2,788,382	4,460,117	3,946,530
Transfers between variable and fixed accounts, net	533,731	3,540,566	(570,287)	1,949,912	437,609
Policy maintenance charges	(58,118)	(2,950,449)	(2,625,711)	(3,974,560)	(4,099,008)
Policy benefits and terminations	—	(2,856,175)	(3,212,411)	(3,333,019)	(4,344,498)
Policy loans and loan repayments	(39,870)	(53,371)	(305,758)	(332,402)	(314,704)
Other	(634)	(24,254)	21,595	112,651	50,673
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	641,280	259,454	(3,904,190)	(1,117,301)	(4,323,398)
NET INCREASE (DECREASE) IN NET ASSETS	719,664	24,145,894	13,571,053	6,011,850	25,086,251
NET ASSETS
Beginning of Year or Period	—	69,613,091	56,042,038	131,089,688	106,003,437
End of Year or Period	$719,664	$93,758,985	$69,613,091	$137,101,538	$131,089,688

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020
	Large-Cap Value		Main Street Core		Main Street Core
	Class P (1)		Class I		Class P (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	3,315	—	14,215,048	13,409,110	(1,204)
Change in net unrealized appreciation (depreciation) on investments	14,588	1	12,745,345	43,205,480	14,668
Net Increase (Decrease) in Net Assets Resulting from Operations	17,903	1	26,960,393	56,614,590	13,464
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	17,560	—	5,854,093	6,421,384	10,118
Transfers between variable and fixed accounts, net	133,484	276	(10,289,527)	(9,551,871)	75,817
Policy maintenance charges	(12,265)	—	(9,094,472)	(9,423,519)	(6,951)
Policy benefits and terminations	—	—	(8,932,028)	(10,144,881)	—
Policy loans and loan repayments	(10,126)	—	376,752	412,377	—
Other	(1,143)	—	(2,162)	53,901	(33)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	127,510	276	(22,087,344)	(22,232,609)	78,951
NET INCREASE (DECREASE) IN NET ASSETS	145,413	277	4,873,049	34,381,981	92,415
NET ASSETS
Beginning of Year or Period	277	—	218,453,104	184,071,123	—
End of Year or Period	$145,690	$277	$223,326,153	$218,453,104	$92,415

	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Growth
	Class I		Class I		Class P (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	11,072,398	10,525,964	29,476,374	6,397,575	2,132
Change in net unrealized appreciation (depreciation) on investments	23,513,829	14,203,590	5,097,922	17,335,045	11,068
Net Increase (Decrease) in Net Assets Resulting from Operations	34,586,227	24,729,554	34,574,296	23,732,620	13,200
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,869,402	4,445,766	2,759,617	2,875,464	45,064
Transfers between variable and fixed accounts, net	(4,515,602)	1,109,155	(15,066,490)	1,030,996	81,748
Policy maintenance charges	(4,001,297)	(4,534,199)	(2,760,038)	(2,911,268)	(9,452)
Policy benefits and terminations	(3,265,294)	(4,950,927)	(2,148,975)	(2,746,876)	—
Policy loans and loan repayments	(164,949)	23,039	(208,953)	(302,568)	(6,750)
Other	103,488	89,991	57,374	50,165	(950)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(6,974,252)	(3,817,175)	(17,367,465)	(2,004,087)	109,660
NET INCREASE (DECREASE) IN NET ASSETS	27,611,975	20,912,379	17,206,831	21,728,533	122,860
NET ASSETS
Beginning of Year or Period	132,314,856	111,402,477	83,131,496	61,402,963	—
End of Year or Period	$159,926,831	$132,314,856	$100,338,327	$83,131,496	$122,860

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Mid-Cap Value		Mid-Cap Value		Small-Cap Equity
	Class I		Class P (1)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	506,966	545,099	1,069	—	235,082	556,054
Change in net unrealized appreciation (depreciation) on investments	682,289	2,618,842	5,326	8	1,324,537	4,228,549
Net Increase (Decrease) in Net Assets Resulting from Operations	1,189,255	3,163,941	6,395	8	1,559,619	4,784,603
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	951,536	1,002,143	12,424	—	1,483,295	1,200,788
Transfers between variable and fixed accounts, net	444,605	239,286	30,264	245	343,744	646,884
Policy maintenance charges	(639,309)	(673,277)	(3,985)	—	(903,684)	(983,690)
Policy benefits and terminations	(210,555)	(447,880)	—	—	(508,226)	(435,740)
Policy loans and loan repayments	51,851	(18,553)	—	—	130,099	(210,613)
Other	44,412	11,271	(179)	—	40,836	17,755
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	642,540	112,990	38,524	245	586,064	235,384
NET INCREASE (DECREASE) IN NET ASSETS	1,831,795	3,276,931	44,919	253	2,145,683	5,019,987
NET ASSETS
Beginning of Year or Period	14,041,545	10,764,614	253	—	25,264,681	20,244,694
End of Year or Period	$15,873,340	$14,041,545	$45,172	$253	$27,410,364	$25,264,681

	Small-Cap Equity	Small-Cap Growth		Small-Cap Index
	Class P (2)	Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	(1,751)	1,372,554	1,211,864	19,563,419	14,512,443
Change in net unrealized appreciation (depreciation) on investments	47,959	11,494,839	5,284,797	23,563,757	33,320,309
Net Increase (Decrease) in Net Assets Resulting from Operations	46,208	12,867,393	6,496,661	43,127,176	47,832,752
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,358	—	—	7,465,445	7,293,275
Transfers between variable and fixed accounts, net	116,834	(623,465)	(543,286)	(13,862,738)	1,070,694
Policy maintenance charges	(12,829)	(798,647)	(799,751)	(7,951,548)	(8,319,400)
Policy benefits and terminations	—	(786,830)	(956,525)	(5,491,203)	(6,390,792)
Policy loans and loan repayments	—	(288,808)	(203,634)	(486,363)	(167,165)
Other	(273)	(11,265)	(2,447)	54,954	96,789
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	113,090	(2,509,015)	(2,505,643)	(20,271,453)	(6,416,599)
NET INCREASE (DECREASE) IN NET ASSETS	159,298	10,358,378	3,991,018	22,855,723	41,416,153
NET ASSETS
Beginning of Year or Period	—	24,624,848	20,633,830	235,221,748	193,805,595
End of Year or Period	$159,298	$34,983,226	$24,624,848	$258,077,471	$235,221,748

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Small-Cap Index		Small-Cap Value		Small-Cap Value
	Class P (1)		Class I		Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	(1,869)	—	3,320,881	3,027,946	1,921	—
Change in net unrealized appreciation (depreciation) on investments	139,791	4	(316,194)	9,819,887	26,090	—
Net Increase (Decrease) in Net Assets Resulting from Operations	137,922	4	3,004,687	12,847,833	28,011	—
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	69,716	—	2,851,790	2,537,358	27,868	—
Transfers between variable and fixed accounts, net	432,228	250	150,773	(436,671)	67,071	1,275
Policy maintenance charges	(47,977)	—	(1,879,913)	(2,086,490)	(16,488)	—
Policy benefits and terminations	—	—	(1,868,412)	(2,145,982)	—	—
Policy loans and loan repayments	(938)	—	202,961	(483,353)	77	—
Other	3,316	—	32,224	30,831	(493)	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	456,345	250	(510,577)	(2,584,307)	78,035	1,275
NET INCREASE (DECREASE) IN NET ASSETS	594,267	254	2,494,110	10,263,526	106,046	1,275
NET ASSETS
Beginning of Year or Period	254	—	68,043,066	57,779,540	1,275	—
End of Year or Period	$594,521	$254	$70,537,176	$68,043,066	$107,321	$1,275

	Value		Value	Value Advantage
	Class I		Class P (2)	Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	1,672,370	2,516,813	1,868	167,443	91,559
Change in net unrealized appreciation (depreciation) on investments	(5,814,708)	10,332,405	5,418	75,767	829,988
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,142,338)	12,849,218	7,286	243,210	921,547
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,699,819	4,101,424	4,784	465,758	391,875
Transfers between variable and fixed accounts, net	93,864	(1,869,727)	55,071	382,949	2,032,305
Policy maintenance charges	(2,591,918)	(2,859,003)	(7,353)	(230,105)	(234,876)
Policy benefits and terminations	(1,185,693)	(1,691,605)	—	(52,371)	(155,347)
Policy loans and loan repayments	(213,938)	(97,324)	—	(34,949)	(2,574)
Other	55,684	33,804	(561)	37,672	874
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(142,182)	(2,382,431)	51,941	568,954	2,032,257
NET INCREASE (DECREASE) IN NET ASSETS	(4,284,520)	10,466,787	59,227	812,164	2,953,804
NET ASSETS
Beginning of Year or Period	63,269,136	52,802,349	—	5,625,687	2,671,883
End of Year or Period	$58,984,616	$63,269,136	$59,227	$6,437,851	$5,625,687

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Value Advantage		Emerging Markets		Emerging Markets
	Class P (1)		Class I		Class P (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$—	$—	$—	$—
Realized gain (loss) on investments	2,741		7,249,764	1,522,830	(8,254)	—
Change in net unrealized appreciation (depreciation) on investments	24,259		20,415,431	34,129,887	52,319	6
Net Increase (Decrease) in Net Assets Resulting from Operations	27,000		27,665,195	35,652,717	44,065	6
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	56,258		6,379,385	6,317,413	70,025	—
Transfers between variable and fixed accounts, net	126,465		(11,078,819)	(93,078)	177,932	3,390
Policy maintenance charges	(14,577)		(5,258,761)	(5,336,189)	(23,046)	—
Policy benefits and terminations	—		(3,859,444)	(3,924,403)	—	—
Policy loans and loan repayments	(4,956)		(44,632)	(840,754)	—	—
Other	2,868		112,252	104,899	2,844 (2)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	166,058		(13,750,019)	(3,772,112)	227,755	3,388
NET INCREASE (DECREASE) IN NET ASSETS	193,058		13,915,176	31,880,605	271,820	3,394
NET ASSETS
Beginning of Year or Period	—		173,475,670	141,595,065	3,394	—
End of Year or Period	$193,058		$187,390,846	$173,475,670	$275,214	$3,394

	International Large-Cap		International Large-Cap		International Small-Cap
	Class I		Class P (2)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	5,303,527	3,642,008	(2,253)	—	2,523,575	614,197
Change in net unrealized appreciation (depreciation) on investments	17,219,766	43,645,583	29,044	35	1,326,793	6,625,755
Net Increase (Decrease) in Net Assets Resulting from Operations	22,523,293	47,287,591	26,791	35	3,850,368	7,239,952
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	8,594,272	8,817,333	38,120	—	1,837,541	2,152,498
Transfers between variable and fixed accounts, net	2,364,412	3,672,623	168,444	8,183	(8,672,155)	1,103,677
Policy maintenance charges	(6,913,280)	(6,827,787)	(21,553)	—	(1,155,365)	(1,210,071)
Policy benefits and terminations	(4,642,986)	(5,445,770)	—	—	(682,401)	(906,972)
Policy loans and loan repayments	225,125	(521,616)	92	—	67,117	(43,366)
Other	179,863	126,240	2,998	24	63,377	39,857
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(192,594)	(178,977)	188,101	8,207	(8,541,886)	1,135,623
NET INCREASE (DECREASE) IN NET ASSETS	22,330,699	47,108,614	214,892	8,242	(4,691,518)	8,375,575
NET ASSETS
Beginning of Year or Period	216,113,684	169,005,070	8,242	—	44,120,555	35,744,980
End of Year or Period	$238,444,383	$216,113,684	$223,134	$8,242	$39,429,037	$44,120,555

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	International Small-Cap		International Value		Health Sciences
	Class P (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	(413)	—	319,124	2,186,140	5,838,057	7,005,028
Change in net unrealized appreciation (depreciation) on investments	10,301	—	(8,763,756)	17,164,053	8,359,917	9,799,276
Net Increase (Decrease) in Net Assets Resulting from Operations	9,888	—	(8,444,632)	19,350,193	14,197,974	16,804,304
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	20,054	—	6,893,136	6,521,016	3,250,038	3,219,264
Transfers between variable and fixed accounts, net	52,835	2,636	1,040,714	1,557,206	(1,172,700)	(4,332,797)
Policy maintenance charges	(11,767)	—	(5,152,777)	(5,786,419)	(2,820,225)	(2,663,246)
Policy benefits and terminations	—	—	(4,112,078)	(4,373,323)	(2,138,701)	(2,576,190)
Policy loans and loan repayments	46	—	316,950	(79,439)	(511,547)	(985,193)
Other	(132)	—	35,438	80,485	51,666	39,487
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	61,036	2,636	(978,617)	(2,080,474)	(3,341,469)	(7,298,675)
NET INCREASE (DECREASE) IN NET ASSETS	70,924	2,636	(9,423,249)	17,269,719	10,856,505	9,505,629
NET ASSETS
Beginning of Year or Period	2,636	—	133,840,159	116,570,440	79,347,224	69,841,595
End of Year or Period	$73,560	$2,636	$124,416,910	$133,840,159	$90,203,729	$79,347,224

	Health Sciences		Real Estate		Real Estate
	Class P (2)		Class I		Class P (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$—	$—	$—
Realized gain (loss) on investments	2,481		5,795,080	3,245,361	118
Change in net unrealized appreciation (depreciation) on investments	27,102		(8,768,310)	19,436,216	2,030
Net Increase (Decrease) in Net Assets Resulting from Operations	29,583		(2,973,230)	22,681,577	2,148
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	107,172		3,414,632	3,397,522	4,308
Transfers between variable and fixed accounts, net	367,882		(5,069,951)	(1,017,871)	20,092
Policy maintenance charges	(23,626)		(2,932,738)	(3,063,112)	(2,901)
Policy benefits and terminations	—		(2,102,722)	(2,725,925)	(2,130)
Policy loans and loan repayments	—		145,926	(206,991)	—
Other	(22)		82,375	52,183	93
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	451,406		(6,462,478)	(3,564,194)	19,462
NET INCREASE (DECREASE) IN NET ASSETS	480,989		(9,435,708)	19,117,383	21,610
NET ASSETS
Beginning of Year or Period	—		92,882,541	73,765,158	—
End of Year or Period	$480,989		$83,446,833	$92,882,541	$21,610

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Technology		Technology		PSF DFA
	Class I		Class P (1)		Balanced Allocation Class D
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	4,172,785	1,492,040	7,548	—	71,567	52,731
Change in net unrealized appreciation (depreciation) on investments	11,486,585	6,875,275	28,775	—	788,571	1,023,059
Net Increase (Decrease) in Net Assets Resulting from Operations	15,659,370	8,367,315	36,323	—	860,138	1,075,790
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,054,004	1,477,745	158,316	—	1,435,957	1,224,034
Transfers between variable and fixed accounts, net	7,133,322	(464,582)	291,880	2,551	(10,013)	4,010,873
Policy maintenance charges	(1,275,200)	(1,057,629)	(36,360)	—	(731,427)	(643,095)
Policy benefits and terminations	(716,288)	(1,290,929)	—	—	(85,150)	(44,238)
Policy loans and loan repayments	(549,847)	(158,188)	(3,375)	—	12,729	5,547
Other	31,509	20,373	(803)	—	(317)	8,685
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	6,677,500	(1,473,210)	409,658	2,551	621,779	4,561,806
NET INCREASE (DECREASE) IN NET ASSETS	22,336,870	6,894,105	445,981	2,551	1,481,917	5,637,596
NET ASSETS
Beginning of Year or Period	30,872,221	23,978,116	2,551	—	9,076,243	3,438,647
End of Year or Period	$53,209,091	$30,872,221	$448,532	$2,551	$10,558,160	$9,076,243

	PSF DFA		Pacific Dynamix -		Pacific Dynamix -
	Balanced Allocation Class P (2)		Conservative Growth Class I		Conservative Growth Class P (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$—	$—	$—
Realized gain (loss) on investments	913		203,440	257,917	7,644
Change in net unrealized appreciation (depreciation) on investments	6,189		1,439,444	1,284,558	48,740
Net Increase (Decrease) in Net Assets Resulting from Operations	7,102		1,642,884	1,542,475	56,384
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	24,372		1,221,720	1,348,540	8,370
Transfers between variable and fixed accounts, net	57,189		1,572,701	1,609,517	504,335
Policy maintenance charges	(15,574)		(909,429)	(813,106)	(69,938)
Policy benefits and terminations	—		(437,098)	(188,235)	—
Policy loans and loan repayments	—		24,524	(425,077)	—
Other	47		7,173	5,622	1,011
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	66,034		1,479,591	1,537,261	443,778
NET INCREASE (DECREASE) IN NET ASSETS	73,136		3,122,475	3,079,736	500,162
NET ASSETS
Beginning of Year or Period	—		12,244,024	9,164,288	—
End of Year or Period	$73,136		$15,366,499	$12,244,024	$500,162

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Pacific Dynamix -		Pacific Dynamix -		Pacific Dynamix -
	Moderate Growth Class I		Moderate Growth Class P (1)		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	2,255,775	922,507	17,112	—	2,232,200	2,559,030
Change in net unrealized appreciation (depreciation) on investments	6,515,040	8,776,896	107,966	84	11,678,426	12,315,045
Net Increase (Decrease) in Net Assets Resulting from Operations	8,770,815	9,699,403	125,078	84	13,910,626	14,874,075
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,887,239	5,752,802	266,521	—	14,391,143	12,171,110
Transfers between variable and fixed accounts, net	(657,084)	7,943,774	718,799	47,250	(1,341,568)	3,446,794
Policy maintenance charges	(4,707,816)	(4,320,633)	(111,173)	—	(5,834,763)	(5,176,718)
Policy benefits and terminations	(4,334,996)	(2,088,146)	—	—	(1,886,322)	(2,784,489)
Policy loans and loan repayments	(25,762)	(33,572)	—	—	(386,440)	(480,991)
Other	106,329	32,231	3,191	—	28,291	39,739
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,732,090)	7,286,456	877,338	47,250	4,970,341	7,215,445
NET INCREASE (DECREASE) IN NET ASSETS	5,038,725	16,985,859	1,002,416	47,334	18,880,967	22,089,520
NET ASSETS
Beginning of Year or Period	65,004,271	48,018,412	47,334	—	84,870,166	62,780,646
End of Year or Period	$70,042,996	$65,004,271	$1,049,750	$47,334	$103,751,133	$84,870,166

	Pacific Dynamix -		Portfolio Optimization		Portfolio Optimization
	Growth Class P (2)		Conservative Class I		Conservative Class P (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$—	$—	$—
Realized gain (loss) on investments	4,433		516,165	731,628	19
Change in net unrealized appreciation (depreciation) on investments	675,034		759,135	889,024	137
Net Increase (Decrease) in Net Assets Resulting from Operations	679,467		1,275,300	1,620,652	156
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	204,374		995,260	993,855	721
Transfers between variable and fixed accounts, net	2,404,086		534,507	3,812,246	6,483
Policy maintenance charges	(305,408)		(1,248,542)	(1,257,452)	(703)
Policy benefits and terminations	—		(930,007)	(1,592,586)	—
Policy loans and loan repayments	—		350,396	365,460	—
Other	5,268		16,436	10,199	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,308,320		(281,950)	2,331,722	6,501
NET INCREASE (DECREASE) IN NET ASSETS	2,987,787		993,350	3,952,374	6,657
NET ASSETS
Beginning of Year or Period	—		16,443,939	12,491,565	—
End of Year or Period	$2,987,787		$17,437,289	$16,443,939	$6,657

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate-Conservative Class I		Moderate-Conservative Class P (1)		Moderate Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—		$—	$—
Realized gain (loss) on investments	1,889,336	1,238,243	9		9,882,894	8,474,521
Change in net unrealized appreciation (depreciation) on investments	2,738,109	5,979,865	1,372		17,339,554	30,919,784
Net Increase (Decrease) in Net Assets Resulting from Operations	4,627,445	7,218,108	1,381		27,222,448	39,394,305
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,405,657	2,098,826	181		11,191,772	12,247,932
Transfers between variable and fixed accounts, net	(2,491,633)	436,214	16,535		(3,462,766)	(3,079,207)
Policy maintenance charges	(2,100,494)	(2,165,671)	(1,997)		(12,180,495)	(12,476,126)
Policy benefits and terminations	(1,940,945)	(1,874,868)	—		(13,549,828)	(13,905,883)
Policy loans and loan repayments	(240,781)	102,620	—		283,571	(830,302)
Other	58,663	35,596	—		242,559	197,998
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,309,533)	(1,367,283)	14,719		(17,475,187)	(17,845,588)
NET INCREASE (DECREASE) IN NET ASSETS	317,912	5,850,825	16,100		9,747,261	21,548,717
NET ASSETS
Beginning of Year or Period	53,817,810	47,966,985	—		241,840,587	220,291,870
End of Year or Period	$54,135,722	$53,817,810	$16,100		$251,587,848	$241,840,587

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate Class P (1)		Growth Class I		Growth Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$—	$—	$—
Realized gain (loss) on investments	1		10,244,430	10,822,144	477
Change in net unrealized appreciation (depreciation) on investments	14,136		32,535,669	53,688,847	96,860
Net Increase (Decrease) in Net Assets Resulting from Operations	14,137		42,780,099	64,510,991	97,337
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,036		17,381,088	17,634,468	46,919
Transfers between variable and fixed accounts, net	248,129		(8,692,137)	(6,837,187)	888,335
Policy maintenance charges	(8,879)		(12,284,932)	(13,032,297)	(43,355)
Policy benefits and terminations	—		(8,259,878)	(13,950,574)	—
Policy loans and loan repayments	—		(154,666)	(2,556,743)	—
Other	110		448,892	330,792	(3)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	246,396		(11,561,633)	(18,411,541)	891,896
NET INCREASE (DECREASE) IN NET ASSETS	260,533		31,218,466	46,099,450	989,233
NET ASSETS
Beginning of Year or Period	—		350,862,318	304,762,868	—
End of Year or Period	$260,533		$382,080,784	$350,862,318	$989,233

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Portfolio Optimization		Portfolio Optimization		Invesco Oppenheimer V.I.
	Aggressive-Growth Class I		Aggressive-Growth Class P (1)		Global Series I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—		$831
Realized gain (loss) on investments	5,055,659	4,591,239	19,321		9,428
Change in net unrealized appreciation (depreciation) on investments	15,832,573	28,636,302	39,297		22,925
Net Increase (Decrease) in Net Assets Resulting from Operations	20,888,232	33,227,541	58,618		33,184
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,840,467	10,527,484	59,505		21,102
Transfers between variable and fixed accounts, net	(6,178,358)	(180,502)	282,322		225,847
Policy maintenance charges	(5,770,829)	(5,840,242)	(48,986)		(28,927)
Policy benefits and terminations	(2,624,841)	(5,849,563)	—		—
Policy loans and loan repayments	26,028	(1,065,424)	—		—
Other	157,548	131,714	(1,543)		(769)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,549,985)	(2,276,533)	291,298		217,253
NET INCREASE (DECREASE) IN NET ASSETS	16,338,247	30,951,008	349,916		250,437
NET ASSETS
Beginning of Year or Period	170,953,835	140,002,827	—		—
End of Year or Period	$187,292,082	$170,953,835	$349,916		$250,437

	Invesco Oppenheimer V.I.		Invesco Oppenheimer V.I.		Invesco V.I. International
	Global Series II		Main Street Small Cap Series I		Growth Series I (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$57,433	$77,378	$13,599	$1,485	$2,736	$—
Realized gain (loss) on investments	465,407	2,148,094	26,356	11,057	10,757	—
Change in net unrealized appreciation (depreciation) on investments	2,878,821	945,427	536,477	141,776	13,318	—
Net Increase (Decrease) in Net Assets Resulting from Operations	3,401,661	3,170,899	576,432	154,318	26,811	—
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	785,060	914,880	144,640	78,318	54,531	—
Transfers between variable and fixed accounts, net	(260,307)	971,880	1,751,234	323,929	194,140	2,126
Policy maintenance charges	(538,523)	(513,122)	(117,885)	(46,989)	(18,703)	—
Policy benefits and terminations	(261,262)	(613,972)	(1,346)	(82,985)	—	—
Policy loans and loan repayments	798	(12,937)	(4,743)	(8,901)	(6,750)	—
Other	20,191	8,234	3,780	667	(421)	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(254,043)	754,963	1,775,680	264,039	222,797	2,126
NET INCREASE (DECREASE) IN NET ASSETS	3,147,618	3,925,862	2,352,112	418,357	249,608	2,126
NET ASSETS
Beginning of Year or Period	13,917,335	9,991,473	890,220	471,863	2,126	—
End of Year or Period	$17,064,953	$13,917,335	$3,242,332	$890,220	$251,734	$2,126

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Invesco V.I. International		American Century		American Century
	Growth Series II		VP Mid Cap Value Class I (1)		VP Mid Cap Value Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$620,480	$383,008	$1,598	$—	$524,955	$613,393
Realized gain (loss) on investments	802,840	2,069,920	(3,166)	—	(477,647)	3,244,792
Change in net unrealized appreciation (depreciation) on investments	2,350,714	4,838,596	16,078	—	420,241	4,128,664
Net Increase (Decrease) in Net Assets Resulting from Operations	3,774,034	7,291,524	14,510	—	467,549	7,986,849
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,720,832	1,995,077	35,879	—	1,826,894	1,993,683
Transfers between variable and fixed accounts, net	(300,736)	(1,629,560)	150,452	1,700	1,062,741	8,368
Policy maintenance charges	(1,301,726)	(1,381,027)	(31,065)	—	(1,251,814)	(1,237,059)
Policy benefits and terminations	(1,369,203)	(903,725)	—	—	(879,076)	(1,710,929)
Policy loans and loan repayments	(20,449)	(185,649)	78	—	135,243	(524,280)
Other	45,311	20,470	76	—	27,262	17,297
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,225,971)	(2,084,414)	155,420	1,700	921,250	(1,452,920)
NET INCREASE (DECREASE) IN NET ASSETS	2,548,063	5,207,110	169,930	1,700	1,388,799	6,533,929
NET ASSETS
Beginning of Year or Period	31,782,959	26,575,849	1,700	—	34,728,746	28,194,817
End of Year or Period	$34,331,022	$31,782,959	$171,630	$1,700	$36,117,545	$34,728,746

	American Funds IS Asset		American Funds IS Asset		American Funds IS
	Allocation Class 2 (1)		Allocation Class 4		Growth Class 2 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$37,378	$—	$1,149,460	$1,141,742	$1,602	$—
Realized gain (loss) on investments	14,487	—	959,263	3,247,205	53,904	—
Change in net unrealized appreciation (depreciation) on investments	320,676	(61)	7,380,678	7,155,567	234,661	23
Net Increase (Decrease) in Net Assets Resulting from Operations	372,541	(61)	9,489,401	11,544,514	290,167	23
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	272,794	—	6,455,053	6,401,856	269,213	—
Transfers between variable and fixed accounts, net	2,910,499	18,315	2,034,292	10,219,564	1,007,711	12,709
Policy maintenance charges	(375,352)	—	(4,093,281)	(3,534,150)	(130,264)	—
Policy benefits and terminations	—	—	(1,190,150)	(1,256,638)	(10,414)	—
Policy loans and loan repayments	(4,957)	—	(314,147)	56,310	(289)	—
Other	6,307	—	55,743	33,373	2,448	50
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,809,291	18,315	2,947,510	11,920,315	1,138,405	12,759
NET INCREASE (DECREASE) IN NET ASSETS	3,181,832	18,254	12,436,911	23,464,829	1,428,572	12,782
NET ASSETS
Beginning of Year or Period	18,254	—	75,162,694	51,697,865	12,782	—
End of Year or Period	$3,200,086	$18,254	$87,599,605	$75,162,694	$1,441,354	$12,782

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	American Funds IS		American Funds IS		American Funds IS
	Growth Class 4		Growth-Income Class 2 (1)		Growth-Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$217,837	$481,034	$8,510	$—	$1,133,515	$1,425,801
Realized gain (loss) on investments	4,715,768	9,391,189	10,551	—	2,866,416	9,672,885
Change in net unrealized appreciation (depreciation) on investments	42,181,123	12,193,222	96,079	2	8,566,834	10,038,912
Net Increase (Decrease) in Net Assets Resulting from Operations	47,114,728	22,065,445	115,140	2	12,566,765	21,137,598
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,761,535	4,394,799	113,028	—	5,248,953	4,600,507
Transfers between variable and fixed accounts, net	(2,882,324)	385,563	813,907	3,177	(3,826,368)	3,007,672
Policy maintenance charges	(4,042,526)	(3,456,975)	(100,410)	—	(4,280,146)	(4,182,738)
Policy benefits and terminations	(1,330,503)	(2,980,343)	(7,166)	—	(2,037,502)	(2,943,523)
Policy loans and loan repayments	(375,542)	(334,089)	104	—	(528,655)	(589,094)
Other	73,157	52,167	561	16	79,667	62,981
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,796,203)	(1,938,878)	820,024	3,193	(5,344,051)	(44,195)
NET INCREASE (DECREASE) IN NET ASSETS	43,318,525	20,126,567	935,164	3,195	7,222,714	21,093,403
NET ASSETS
Beginning of Year or Period	93,471,721	73,345,154	3,195	—	102,500,031	81,406,628
End of Year or Period	$136,790,246	$93,471,721	$938,359	$3,195	$109,722,745	$102,500,031

	American Funds IS High-		American Funds IS		American Funds IS
	Income Bond Class 2 (2)		International Class 2 (2)		New World Fund Class 2 (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,128		$1,708		$62
Realized gain (loss) on investments	2,879		6,131		9,556
Change in net unrealized appreciation (depreciation) on investments	836		70,571		42,180
Net Increase (Decrease) in Net Assets Resulting from Operations	9,843		78,410		51,798
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,415		19,723		32,791
Transfers between variable and fixed accounts, net	95,983		313,966		230,863
Policy maintenance charges	(16,048)		(47,901)		(44,225)
Policy benefits and terminations	—		—		(4,993)
Policy loans and loan repayments	—		—		(4,955)
Other	79		853		(219)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	84,429		286,641		209,262
NET INCREASE (DECREASE) IN NET ASSETS	94,272		365,051		261,060
NET ASSETS
Beginning of Period	—		—		—
End of Period	$94,272		$365,051		$261,060

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	BlackRock 60/40 Target		BlackRock Basic Value		BlackRock Global Allocation
	Allocation ETF V.I. Class I		V.I. Class III		V.I. Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$137,285	$62,769	$377,328	$420,996	$5,534
Realized gain (loss) on investments	127,138	82,063	306,076	1,711,481	32,163
Change in net unrealized appreciation (depreciation) on investments	755,838	152,178	(32,141)	1,882,464	28,980
Net Increase (Decrease) in Net Assets Resulting from Operations	1,020,261	297,010	651,263	4,014,941	66,677
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	846,846	240,397	766,987	804,010	28,939
Transfers between variable and fixed accounts, net	5,810,278	2,086,605	260,045	(450,620)	422,281
Policy maintenance charges	(839,944)	(150,623)	(652,404)	(712,387)	(36,915)
Policy benefits and terminations	(26,668)	(17,547)	(188,456)	(377,421)	—
Policy loans and loan repayments	(53,422)	(25,650)	(160,065)	(93,650)	—
Other	(622)	334	25,678	18,634	2,596
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,736,468	2,133,516	51,785	(811,434)	416,901
NET INCREASE (DECREASE) IN NET ASSETS	6,756,729	2,430,526	703,048	3,203,507	483,578
NET ASSETS
Beginning of Year or Period	3,288,960	858,434	20,648,537	17,445,030	—
End of Year or Period	$10,045,689	$3,288,960	$21,351,585	$20,648,537	$483,578

	BlackRock Global Allocation		BNY Mellon VIF		DFA VA
	V.I. Class III		Appreciation Service Shares		International Value (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$845,590	$775,806	$7,876	$6,500	$1,827	$—
Realized gain (loss) on investments	4,122,221	2,461,322	105,027	48,848	4,015	—
Change in net unrealized appreciation (depreciation) on investments	7,607,917	6,701,993	287,997	160,919	9,718	1
Net Increase (Decrease) in Net Assets Resulting from Operations	12,575,728	9,939,121	400,900	216,267	15,560	1
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Payments received from policyholders	3,822,366	4,191,015	48,496	34,531	10,236	—
Transfers between variable and fixed accounts, net	(1,569,686)	(2,591,009)	195,216	391,719	67,613	127
Policy maintenance charges	(3,277,572)	(3,244,998)	(39,679)	(27,309)	(9,316)	—
Policy benefits and terminations	(1,332,929)	(2,468,330)	(22,029)	(5,311)	—	—
Policy loans and loan repayments	49,365	(360,926)	(2,939)	(9,346)	—	—
Other	96,883	54,501	1,128	147	811	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,211,573)	(4,419,747)	180,193	384,431	69,344	127
NET INCREASE (DECREASE) IN NET ASSETS	10,364,155	5,519,374	581,093	600,698	84,904	128
NET ASSETS
Beginning of Year or Period	63,772,435	58,253,061	1,161,046	560,348	128	—
End of Year or Period	$74,136,590	$63,772,435	$1,742,139	$1,161,046	$85,032	$128

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Period Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	DFA VA		DFA VA		Fidelity VIP Bond Index
	U.S. Large Value (1)		U.S. Targeted Value (1)		Service Class 2 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,861		$714		$2,469
Realized gain (loss) on investments	(775)		1,148		1,505
Change in net unrealized appreciation (depreciation) on investments	29,667		8,723		(545)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,753		10,585		3,429
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	17,154		7,744		38,847
Transfers between variable and fixed accounts, net	217,415		118,029		253,576
Policy maintenance charges	(14,813)		(2,709)		(24,056)
Policy benefits and terminations	—		—		—
Policy loans and loan repayments	—		—		—
Other	426		(154)		7
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	220,182		122,910		268,374
NET INCREASE (DECREASE) IN NET ASSETS	253,935		133,495		271,803
NET ASSETS
Beginning of Period	—		—		—
End of Period	$253,935		$133,495		$271,803

	Fidelity VIP Contrafund		Fidelity VIP Contrafund		Fidelity VIP Freedom 2010
	Initial Class (2)		Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$312	$—	$51,764	$127,314	$18,329	$28,471
Realized gain (loss) on investments	2,284	—	2,638,270	8,899,936	120,387	67,509
Change in net unrealized appreciation (depreciation) on investments	47,033	12	15,185,384	6,726,043	96,181	117,498
Net Increase (Decrease) in Net Assets Resulting from Operations	49,629	12	17,875,418	15,753,293	234,897	213,478
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	37,845	—	2,658,784	2,565,200	41,269	45,621
Transfers between variable and fixed accounts, net	234,111	6,355	(3,507,740)	(2,335,441)	137,172	183,322
Policy maintenance charges	(34,789)	—	(2,412,610)	(2,255,239)	(70,676)	(54,683)
Policy benefits and terminations	—	—	(1,493,566)	(3,248,797)	(70,342)	(138,247)
Policy loans and loan repayments	—	—	6,113	(339,622)	3,364	10,057
Other	(164)	27	36,884	33,982	800	492
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	237,003	6,382	(4,712,135)	(5,579,917)	41,587	46,562
NET INCREASE (DECREASE) IN NET ASSETS	286,632	6,394	13,163,283	10,173,376	276,484	260,040
NET ASSETS
Beginning of Year or Period	6,394	—	62,244,855	52,071,479	1,577,897	1,317,857
End of Year or Period	$293,026	$6,394	$75,408,138	$62,244,855	$1,854,381	$1,577,897

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Fidelity VIP Freedom 2015		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025
	Portfolio Service Class 2		Portfolio Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$26,197	$41,750	$67,933	$139,102	$128,881	$226,148
Realized gain (loss) on investments	122,766	167,519	587,367	495,800	844,818	375,266
Change in net unrealized appreciation (depreciation) on investments	183,213	154,625	181,797	768,287	996,098	1,512,156
Net Increase (Decrease) in Net Assets Resulting from Operations	332,176	363,894	837,097	1,403,189	1,969,797	2,113,570
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	110,623	122,077	200,457	318,085	1,252,331	1,039,496
Transfers between variable and fixed accounts, net	211,452	114,458	(1,251,819)	654,814	(226,440)	1,983,388
Policy maintenance charges	(103,149)	(114,888)	(269,450)	(301,449)	(747,181)	(650,374)
Policy benefits and terminations	(226,403)	(184,329)	(493,368)	(661,531)	(1,100,494)	(295,918)
Policy loans and loan repayments	192	(2,333)	(35,469)	(246,273)	(129,126)	111,398
Other	(1,012)	2,664	4,063	5,310	8,774	8,573
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(8,297)	(62,351)	(1,845,586)	(231,044)	(942,136)	2,196,563
NET INCREASE (DECREASE) IN NET ASSETS	323,879	301,543	(1,008,489)	1,172,145	1,027,661	4,310,133
NET ASSETS
Beginning of Year	2,402,373	2,100,830	8,076,758	6,904,613	13,340,689	9,030,556
End of Year	$2,726,252	$2,402,373	$7,068,269	$8,076,758	$14,368,350	$13,340,689

	Fidelity VIP Freedom 2030		Fidelity VIP Freedom 2030		Fidelity VIP Freedom 2035
	Portfolio Initial Class (1)		Portfolio Service Class 2		Portfolio Initial Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,160		$131,419	$219,690	$1,444
Realized gain (loss) on investments	4,320		990,042	460,669	1,990
Change in net unrealized appreciation (depreciation) on investments	9,024		999,952	1,771,330	19,461
Net Increase (Decrease) in Net Assets Resulting from Operations	14,504		2,121,413	2,451,689	22,895
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—		1,241,664	1,067,847	27,617
Transfers between variable and fixed accounts, net	95,247		(159,915)	1,152,393	171,288
Policy maintenance charges	(5,408)		(723,952)	(631,893)	(25,097)
Policy benefits and terminations	—		(565,836)	(372,644)	—
Policy loans and loan repayments	—		(346,109)	24,621	—
Other	557		11,716	14,298	(91)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	90,396		(542,432)	1,254,622	173,717
NET INCREASE (DECREASE) IN NET ASSETS	104,900		1,578,981	3,706,311	196,612
NET ASSETS
Beginning of Year or Period	—		13,423,558	9,717,247	—
End of Year or Period	$104,900		$15,002,539	$13,423,558	$196,612

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Fidelity VIP Freedom 2035		Fidelity VIP Freedom 2045		Fidelity VIP Freedom 2045
	Portfolio Service Class 2		Portfolio Initial Class (1)		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$107,034	$166,533	$649		$82,684	$143,187
Realized gain (loss) on investments	837,373	328,133	1,737		745,294	314,427
Change in net unrealized appreciation (depreciation) on investments	1,172,575	1,700,720	9,321		1,229,320	1,576,093
Net Increase (Decrease) in Net Assets Resulting from Operations	2,116,982	2,195,386	11,707		2,057,298	2,033,707
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,770,519	1,602,460	23,251		1,575,895	1,601,845
Transfers between variable and fixed accounts, net	19,525	1,178,522	123,281		(285,272)	903,392
Policy maintenance charges	(789,674)	(670,413)	(17,031)		(894,756)	(841,161)
Policy benefits and terminations	(485,695)	(188,933)	—		(153,586)	(149,530)
Policy loans and loan repayments	(23,352)	(71,619)	—		17,058	23,183
Other	8,513	6,945	129		6,136	4,977
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	499,836	1,856,962	129,630		265,475	1,542,706
NET INCREASE (DECREASE) IN NET ASSETS	2,616,818	4,052,348	141,337		2,322,773	3,576,413
NET ASSETS
Beginning of Year or Period	11,519,396	7,467,048	—		10,210,423	6,634,010
End of Year or Period	$14,136,214	$11,519,396	$141,337		$12,533,196	$10,210,423

	Fidelity VIP Freedom Income		Fidelity VIP Freedom Income		Fidelity VIP Government
	Portfolio Initial Class (1)		Portfolio Service Class 2		Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$721		$27,996	$26,173	$529,594	$3,098,660
Realized gain (loss) on investments	(2)		89,622	35,657	—	—
Change in net unrealized appreciation (depreciation) on investments	2,067		91,047	93,010	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	2,786		208,665	154,840	529,594	3,098,660
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	26,329		70,042	36,251	64,745,443	103,419,838
Transfers between variable and fixed accounts, net	44,647		1,122,302	5,450	51,619,231	(92,875,036)
Policy maintenance charges	(8,534)		(90,235)	(67,636)	(17,667,960)	(17,969,976)
Policy benefits and terminations	—		(12,002)	(52,819)	(25,828,981)	(23,238,533)
Policy loans and loan repayments	—		(10,857)	550	(252,503)	2,364,498
Other	461		1,245	1,015	581,384	457,975
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	62,903		1,080,495	(77,189)	73,196,614	(27,841,234)
NET INCREASE (DECREASE) IN NET ASSETS	65,689		1,289,160	77,651	73,726,208	(24,742,574)
NET ASSETS
Beginning of Year or Period	—		1,445,712	1,368,061	162,012,845	186,755,419
End of Year or Period	$65,689		$2,734,872	$1,445,712	$235,739,053	$162,012,845

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Fidelity VIP		Fidelity VIP		Fidelity VIP
	Growth Service Class 2		International Index Service Class 2 (1)		Mid Cap Initial Class (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,392	$5,712	$2,306	$—	$1,886
Realized gain (loss) on investments	1,809,185	993,363	(923)	—	11,988
Change in net unrealized appreciation (depreciation) on investments	4,389,392	1,978,534	30,392	43	128,181
Net Increase (Decrease) in Net Assets Resulting from Operations	6,203,969	2,977,609	31,775	43	142,055
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	766,466	578,117	43,234	—	70,601
Transfers between variable and fixed accounts, net	5,937,318	(226,470)	126,770	2,835	387,694
Policy maintenance charges	(516,649)	(427,916)	(14,090)	—	(44,164)
Policy benefits and terminations	(230,444)	(879,958)	—	—	—
Policy loans and loan repayments	(138,866)	(49,473)	—	—	—
Other	80,313	6,925	1,554	—	597
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,898,138	(998,775)	157,468	2,835	414,728
NET INCREASE (DECREASE) IN NET ASSETS	12,102,107	1,978,834	189,243	2,878	556,783
NET ASSETS
Beginning of Year or Period	11,329,627	9,350,793	2,878	—	—
End of Year or Period	$23,431,734	$11,329,627	$192,121	$2,878	$556,783

	Fidelity VIP		Fidelity VIP Total Market Index		Fidelity VIP Value
	Mid Cap Service Class 2		Service Class 2 (2)		Strategies Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$124,243	$205,782	$2,932		$56,127	$72,660
Realized gain (loss) on investments	(463,636)	2,784,557	26,097		(52,152)	196,333
Change in net unrealized appreciation (depreciation) on investments	6,151,104	3,180,613	10,674		583,468	1,131,859
Net Increase (Decrease) in Net Assets Resulting from Operations	5,811,711	6,170,952	39,703		587,443	1,400,852
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,286,408	1,864,042	137,190		308,162	306,440
Transfers between variable and fixed accounts, net	364,235	(536,095)	140,691		224,154	425,696
Policy maintenance charges	(1,353,564)	(1,284,848)	(26,461)		(195,242)	(207,079)
Policy benefits and terminations	(843,766)	(1,467,898)	—		(28,464)	(250,273)
Policy loans and loan repayments	(122,533)	(135,854)	(20,100)		(82,876)	(14,975)
Other	49,296	21,897	3,391		7,750	5,159
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	380,076	(1,538,756)	234,711		233,484	264,968
NET INCREASE (DECREASE) IN NET ASSETS	6,191,787	4,632,196	274,414		820,927	1,665,820
NET ASSETS
Beginning of Year or Period	31,731,256	27,099,060	—		5,855,139	4,189,319
End of Year or Period	$37,923,043	$31,731,256	$274,414		$6,676,066	$5,855,139

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Templeton		Templeton		Templeton
	Foreign VIP Class 1 (1)		Foreign VIP Class 2		Global Bond VIP Class 1 (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,332		$649,579	$351,186	$3,528	$—
Realized gain (loss) on investments	(1,788)		(362,844)	(272,912)	(1,516)	—
Change in net unrealized appreciation (depreciation) on investments	20,035		(268,357)	2,324,741	(2,988)	45
Net Increase (Decrease) in Net Assets Resulting from Operations	20,579		18,378	2,403,015	(976)	45
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	44,221		1,369,122	1,280,646	24,658	—
Transfers between variable and fixed accounts, net	114,166		1,882,807	(1,127,432)	84,671	2,835
Policy maintenance charges	(21,625)		(1,054,310)	(1,058,408)	(16,154)	—
Policy benefits and terminations	—		(148,382)	(420,827)	—	—
Policy loans and loan repayments	—		(25,533)	(52,893)	(656)	—
Other	403		23,600	15,567	(9)	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	137,165		2,047,304	(1,363,347)	92,510	2,835
NET INCREASE (DECREASE) IN NET ASSETS	157,744		2,065,682	1,039,668	91,534	2,880
NET ASSETS
Beginning of Year or Period	—		20,705,105	19,665,437	2,880	—
End of Year or Period	$157,744		$22,770,787	$20,705,105	$94,414	$2,880

	Templeton		Janus Henderson		Janus Henderson
	Global Bond VIP Class 2		Enterprise Institutional Shares (2)		Enterprise Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,725,690	$2,990,015	$22	$—	$—	$16,025
Realized gain (loss) on investments	(2,867,428)	(382,397)	1,824	—	4,135,352	3,254,529
Change in net unrealized appreciation (depreciation) on investments	(1,927,652)	(1,785,849)	12,694	—	1,791,615	5,328,537
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,069,390)	821,769	14,540	—	5,926,967	8,599,091
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,803,730	2,387,219	36,130	—	1,207,272	1,171,882
Transfers between variable and fixed accounts, net	(10,726,588)	(194,785)	66,125	2,126	(1,549,501)	3,570,619
Policy maintenance charges	(1,361,103)	(1,570,941)	(15,814)	—	(940,531)	(920,119)
Policy benefits and terminations	(729,060)	(849,108)	—	—	(983,672)	(1,217,281)
Policy loans and loan repayments	(25,663)	(485,924)	76	—	(726)	(167,393)
Other	55,870	49,805	287	—	20,330	14,037
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(10,982,814)	(663,734)	86,804	2,126	(2,246,828)	2,451,745
NET INCREASE (DECREASE) IN NET ASSETS	(13,052,204)	158,035	101,344	2,126	3,680,139	11,050,836
NET ASSETS
Beginning of Year or Period	41,607,808	41,449,773	2,126	—	33,889,504	22,838,668
End of Year or Period	$28,555,604	$41,607,808	$103,470	$2,126	$37,569,643	$33,889,504

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Janus Henderson		Janus Henderson		Lazard Retirement Global
	Overseas Institutional Shares (1)		Overseas Service Shares		Dynamic Multi-Asset Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$125		$185,305	$274,822	$8,268	$716
Realized gain (loss) on investments	160		(28,859)	(66,429)	19,789	34,103
Change in net unrealized appreciation (depreciation) on investments	3,280		2,352,505	3,354,039	(19,879)	205,499
Net Increase (Decrease) in Net Assets Resulting from Operations	3,565		2,508,951	3,562,432	8,178	240,318
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,775		872,357	969,786	121,874	145,009
Transfers between variable and fixed accounts, net	13,311		(525,325)	(415,448)	(32,683)	(58,373)
Policy maintenance charges	(2,118)		(475,249)	(521,160)	(71,035)	(76,309)
Policy benefits and terminations	—		(500,688)	(530,802)	(4,650)	(205,198)
Policy loans and loan repayments	—		(30,395)	(176,684)	1,839	(24,413)
Other	(4)		15,434	12,839	1,647	5,226
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	17,964		(643,866)	(661,469)	16,992	(214,058)
NET INCREASE (DECREASE) IN NET ASSETS	21,529		1,865,085	2,900,963	25,170	26,260
NET ASSETS
Beginning of Year or Period	—		16,643,856	13,742,893	1,478,601	1,452,341
End of Year or Period	$21,529		$18,508,941	$16,643,856	$1,503,771	$1,478,601

	Lazard Retirement		ClearBridge Variable	ClearBridge Variable
	International Equity Service Shares		Aggressive Growth - Class I (1)	Aggressive Growth - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$28,112	$2,262	$245	$124,085	$156,864
Realized gain (loss) on investments	11,669	(9,777)	2,366	1,344,085	42,805
Change in net unrealized appreciation (depreciation) on investments	136,229	115,503	1,394	2,006,039	4,207,202
Net Increase (Decrease) in Net Assets Resulting from Operations	176,010	107,988	4,005	3,474,209	4,406,871
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	262,172	58,278	5,475	2,081,171	2,236,005
Transfers between variable and fixed accounts, net	372,785	596,048	40,364	(1,680,967)	(60,616)
Policy maintenance charges	(105,887)	(37,897)	(4,961)	(1,399,027)	(1,418,932)
Policy benefits and terminations	(3,569)	(3,605)	—	(560,520)	(453,644)
Policy loans and loan repayments	49	(4,589)	—	24,607	348
Other	(3,198)	(1,260)	809	59,348	18,541
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	522,352	606,975	41,687	(1,475,388)	321,702
NET INCREASE (DECREASE) IN NET ASSETS	698,362	714,963	45,692	1,998,821	4,728,573
NET ASSETS
Beginning of Year or Period	1,049,940	334,977	—	22,526,620	17,798,047
End of Year or Period	$1,748,302	$1,049,940	$45,692	$24,525,441	$22,526,620

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	ClearBridge Variable		ClearBridge Variable		Western Asset Variable
	Mid Cap - Class I (1)		Mid Cap - Class II		Global High Yield Bond - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$171		$4,681	$39,623	$23,620	$24,433
Realized gain (loss) on investments	3,801		1,316,292	217,505	(8,562)	(2,134)
Change in net unrealized appreciation (depreciation) on investments	8,763		979,089	2,673,185	22,849	38,363
Net Increase (Decrease) in Net Assets Resulting from Operations	12,735		2,300,062	2,930,313	37,907	60,662
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,452		551,570	553,099	34,338	27,054
Transfers between variable and fixed accounts, net	69,794		(8,230,145)	8,497,127	131,016	26,068
Policy maintenance charges	(15,254)		(483,410)	(374,545)	(31,359)	(26,986)
Policy benefits and terminations	—		(230,562)	(273,214)	—	(8,642)
Policy loans and loan repayments	—		(25,798)	(54,948)	(438)	6,332
Other	916		17,167	7,012	515	482
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	62,908		(8,401,178)	8,354,531	134,072	24,308
NET INCREASE (DECREASE) IN NET ASSETS	75,643		(6,101,116)	11,284,844	171,979	84,970
NET ASSETS
Beginning of Year or Period	—		20,339,440	9,054,596	508,800	423,830
End of Year or Period	$75,643		$14,238,324	$20,339,440	$680,779	$508,800

	Lord Abbett		Lord Abbett		Lord Abbett
	Bond Debenture Class VC		Developing Growth Class VC		Fundamental Equity Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$832,349	$718,537	$—	$—	$66,282	$78,697
Realized gain (loss) on investments	(263,321)	(12,825)	3,579,789	3,864,640	(232,977)	(337,000)
Change in net unrealized appreciation (depreciation) on investments	857,512	1,256,806	11,025,921	1,577,844	203,470	1,474,314
Net Increase (Decrease) in Net Assets Resulting from Operations	1,426,540	1,962,518	14,605,710	5,442,484	36,775	1,216,011
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,890,821	1,620,063	1,173,334	1,768,772	286,986	291,447
Transfers between variable and fixed accounts, net	2,412,668	3,707,436	6,980,675	1,369,444	(659,836)	(114,391)
Policy maintenance charges	(1,150,415)	(1,005,302)	(830,540)	(889,726)	(265,491)	(312,986)
Policy benefits and terminations	(540,090)	(343,146)	(2,240,767)	(591,988)	(54,082)	(82,588)
Policy loans and loan repayments	9,469	(329,251)	39,663	182,714	(17,270)	(16,593)
Other	2,053	12,857	52,938	3,506	5,530	4,216
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,624,506	3,662,657	5,175,303	1,842,722	(704,163)	(230,895)
NET INCREASE (DECREASE) IN NET ASSETS	4,051,046	5,625,175	19,781,013	7,285,206	(667,388)	985,116
NET ASSETS
Beginning of Year	18,956,660	13,331,485	24,698,255	17,413,049	6,510,284	5,525,168
End of Year	$23,007,706	$18,956,660	$44,479,268	$24,698,255	$5,842,896	$6,510,284

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Lord Abbett
	Total Return Class VC		M Capital Appreciation		M International Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,380,885	$1,431,731	$—	$184,030	$1,107,387	$1,758,072
Realized gain (loss) on investments	1,107,707	(46,549)	864,114	5,135,197	149,600	392,975
Change in net unrealized appreciation (depreciation) on investments	1,462,999	2,581,573	10,827,452	8,572,374	5,349,708	8,709,113
Net Increase (Decrease) in Net Assets Resulting from Operations	3,951,591	3,966,755	11,691,566	13,891,601	6,606,695	10,860,160
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,543,099	5,075,407	1,993,154	2,086,516	2,484,554	2,203,401
Transfers between variable and fixed accounts, net	(47,916)	5,396,115	(425,995)	(2,283,187)	3,466,658	5,965,346
Policy maintenance charges	(3,581,877)	(3,202,097)	(1,817,343)	(1,681,788)	(1,644,977)	(1,642,480)
Policy benefits and terminations	(952,031)	(1,803,803)	(1,555,184)	(1,482,351)	(1,076,935)	(1,304,168)
Policy loans and loan repayments	(47,793)	49,957	(79,732)	(319,166)	69,097	(106,285)
Other	44,246	20,656	78,827	26,318	60,670	49,612
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	957,728	5,536,235	(1,806,273)	(3,653,658)	3,359,067	5,165,426
NET INCREASE (DECREASE) IN NET ASSETS	4,909,319	9,502,990	9,885,293	10,237,943	9,965,762	16,025,586
NET ASSETS
Beginning of Year	55,161,023	45,658,033	60,664,838	50,426,895	67,054,924	51,029,338
End of Year	$60,070,342	$55,161,023	$70,550,131	$60,664,838	$77,020,686	$67,054,924

					MFS New Discovery Series -
	M Large Cap Growth		M Large Cap Value		Initial Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$518,536	$481,865	$—	$—
Realized gain (loss) on investments	10,558,545	5,053,447	(413,655)	105,940	31,105	—
Change in net unrealized appreciation (depreciation) on investments	5,763,912	11,820,111	(1,031,400)	4,760,751	64,683	101
Net Increase (Decrease) in Net Assets Resulting from Operations	16,322,457	16,873,558	(926,519)	5,348,556	95,788	101
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,505,654	2,228,143	1,044,575	1,190,311	74,787	—
Transfers between variable and fixed accounts, net	(6,165,298)	(186,808)	1,616,961	(1,689,943)	238,107	4,252
Policy maintenance charges	(2,107,329)	(1,789,342)	(857,699)	(893,407)	(52,083)	—
Policy benefits and terminations	(1,782,241)	(2,020,748)	(1,005,153)	(586,822)	—	—
Policy loans and loan repayments	(12,639)	(143,459)	90,391	46,479	(4,966)	—
Other	21,597	46,407	8,871	33,281	(974)	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(7,540,256)	(1,865,807)	897,946	(1,900,101)	254,871	4,252
NET INCREASE (DECREASE) IN NET ASSETS	8,782,201	15,007,751	(28,573)	3,448,455	350,659	4,353
NET ASSETS
Beginning of Year or Period	62,116,514	47,108,763	28,924,514	25,476,059	4,353	—
End of Year or Period	$70,898,715	$62,116,514	$28,895,941	$28,924,514	$355,012	$4,353

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	MFS New Discovery Series -		MFS Total Return Series -		MFS Utilities Series -
	Service Class		Initial Class (1)		Initial Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$3,847		$292
Realized gain (loss) on investments	2,253,969	3,853,285	2,244		(45)
Change in net unrealized appreciation (depreciation) on investments	7,871,174	1,872,982	21,176		1,637
Net Increase (Decrease) in Net Assets Resulting from Operations	10,125,143	5,726,267	27,267		1,884
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,634,262	1,387,928	29,217		249
Transfers between variable and fixed accounts, net	(9,947,077)	9,936,694	239,647		22,108
Policy maintenance charges	(1,189,919)	(950,982)	(25,252)		(3,345)
Policy benefits and terminations	(331,233)	(458,810)	—		—
Policy loans and loan repayments	(81,547)	38,101	(4,956)		—
Other	21,615	7,932	829		14
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,893,899)	9,960,863	239,485		19,026
NET INCREASE (DECREASE) IN NET ASSETS	231,244	15,687,130	266,752		20,910
NET ASSETS
Beginning of Year or Period	29,521,030	13,833,900	—		—
End of Year or Period	$29,752,274	$29,521,030	$266,752		$20,910

	MFS Utilities Series -		MFS Value Series -		MFS Value Series -
	Service Class		Initial Class (2)		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$278,475	$497,342	$2,661	$—	$287,830	$390,992
Realized gain (loss) on investments	589,041	731,615	4,527	—	806,217	1,167,794
Change in net unrealized appreciation (depreciation) on investments	(437,275)	1,565,769	38,029	70	(268,681)	3,316,920
Net Increase (Decrease) in Net Assets Resulting from Operations	430,241	2,794,726	45,217	70	825,366	4,875,706
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	671,963	772,560	74,119	—	1,651,499	1,592,034
Transfers between variable and fixed accounts, net	(270,573)	332,697	369,656	4,252	3,787,356	3,119,451
Policy maintenance charges	(502,736)	(536,231)	(42,607)	—	(1,089,245)	(1,012,392)
Policy benefits and terminations	(505,477)	(675,765)	—	—	(814,076)	(696,484)
Policy loans and loan repayments	(73,361)	43,467	(20,100)	—	(22,933)	(625,762)
Other	26,641	11,668	(384)	1	22,592	15,545
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(653,543)	(51,604)	380,684	4,253	3,535,193	2,392,392
NET INCREASE (DECREASE) IN NET ASSETS	(223,302)	2,743,122	425,901	4,323	4,360,559	7,268,098
NET ASSETS
Beginning of Year or Period	13,941,187	11,198,065	4,323	—	22,867,919	15,599,821
End of Year or Period	$13,717,885	$13,941,187	$430,224	$4,323	$27,228,478	$22,867,919

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Neuberger Berman		PIMCO Global Managed		PIMCO Global Managed
	Sustainable Equity Class I		Asset Allocation - Advisor Class		Asset Allocation - Institutional Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,974	$2,293	$525,991	$135,228	$348
Realized gain (loss) on investments	27,763	51,320	173,987	21,010	(394)
Change in net unrealized appreciation (depreciation) on investments	95,937	74,812	403,586	847,241	1,532
Net Increase (Decrease) in Net Assets Resulting from Operations	127,674	128,425	1,103,564	1,003,479	1,486
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	81,324	71,622	266,305	329,111	227
Transfers between variable and fixed accounts, net	19,618	(124,710)	(206,082)	(13,188)	13,929
Policy maintenance charges	(49,697)	(39,404)	(370,006)	(389,493)	(446)
Policy benefits and terminations	(1,579)	(36,615)	(286,249)	(56,275)	—
Policy loans and loan repayments	(930)	(84)	(10,231)	(37,566)	—
Other	436	633	6,811	7,456	469
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	49,172	(128,558)	(599,452)	(159,955)	14,179
NET INCREASE (DECREASE) IN NET ASSETS	176,846	(133)	504,112	843,524	15,665
NET ASSETS
Beginning of Year or Period	591,916	592,049	6,802,653	5,959,129	—
End of Year or Period	$768,762	$591,916	$7,306,765	$6,802,653	$15,665

	PIMCO Income -		Royce		State Street
	Administrative Class		Micro-Cap Service Class		Total Return V.I.S. Class 3
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$167,985	$58,310	$—	$—	$33,706	$41,906
Realized gain (loss) on investments	(25,134)	6,424	16,983	157,993	(43,615)	(21,694)
Change in net unrealized appreciation (depreciation) on investments	85,615	50,985	523,164	212,652	125,599	163,040
Net Increase (Decrease) in Net Assets Resulting from Operations	228,466	115,719	540,147	370,645	115,690	183,252
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	194,086	223,868	203,010	231,446	229,463	174,649
Transfers between variable and fixed accounts, net	1,122,952	2,580,952	(38,499)	(148,402)	(53,212)	756,129
Policy maintenance charges	(226,141)	(108,177)	(113,733)	(121,511)	(152,340)	(123,384)
Policy benefits and terminations	(133,614)	(8,993)	(12,851)	(176,654)	(43,216)	(6,755)
Policy loans and loan repayments	(350)	(19,529)	30,010	9,747	(1,608)	439
Other	1,982	1,265	3,414	1,840	1,997	801
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	958,915	2,669,386	71,351	(203,534)	(18,916)	801,879
NET INCREASE (DECREASE) IN NET ASSETS	1,187,381	2,785,105	611,498	167,111	96,774	985,131
NET ASSETS
Beginning of Year	3,085,100	299,995	2,254,252	2,087,141	2,067,528	1,082,397
End of Year	$4,272,481	$3,085,100	$2,865,750	$2,254,252	$2,164,302	$2,067,528

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	T. Rowe Price		T. Rowe Price		T. Rowe Price
	Blue Chip Growth - I (1)		Blue Chip Growth - II		Equity Income - I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$13,857	$37
Realized gain (loss) on investments	97,985	188	21,536,386	7,593,858	(10,023)	347
Change in net unrealized appreciation (depreciation) on investments	226,157	(10)	26,412,725	25,914,945	129,670	(270)
Net Increase (Decrease) in Net Assets Resulting from Operations	324,142	178	47,949,111	33,508,803	133,504	114
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	321,350	—	7,982,579	7,191,058	149,172	—
Transfers between variable and fixed accounts, net	1,533,864	7,333	(14,645,087)	4,406,707	614,611	5,793
Policy maintenance charges	(170,505)	—	(6,048,606)	(5,256,085)	(74,070)	—
Policy benefits and terminations	(7,739)	—	(3,253,332)	(2,963,882)	—	—
Policy loans and loan repayments	(37,465)	—	(863,991)	(1,107,048)	(2,344)	—
Other	6,967	—	55,278	76,143	5,979	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,646,472	7,333	(16,773,159)	2,346,893	693,348	5,793
NET INCREASE (DECREASE) IN NET ASSETS	1,970,614	7,511	31,175,952	35,855,696	826,852	5,907
NET ASSETS
Beginning of Year or Period	7,511	—	148,508,466	112,652,770	5,907	—
End of Year or Period	$1,978,125	$7,511	$179,684,418	$148,508,466	$832,759	$5,907

	T. Rowe Price		VanEck VIP		Vanguard VIF
	Equity Income - II		Global Hard Assets Initial Class		Mid-Cap Index (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,545,786	$1,536,771	$202,736	$—	$1,176	$—
Realized gain (loss) on investments	2,481,927	5,552,029	(1,360,817)	(1,413,447)	(3,695)	—
Change in net unrealized appreciation (depreciation) on investments	(2,773,577)	9,513,801	5,738,347	3,867,015	89,239	1
Net Increase (Decrease) in Net Assets Resulting from Operations	1,254,136	16,602,601	4,580,266	2,453,568	86,720	1
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,637,107	4,474,980	1,111,045	1,269,680	69,332	—
Transfers between variable and fixed accounts, net	(3,669,796)	5,073,445	(993,150)	915,604	435,946	255
Policy maintenance charges	(2,975,326)	(2,967,113)	(843,347)	(1,019,089)	(54,878)	—
Policy benefits and terminations	(1,140,232)	(1,408,284)	(926,122)	(714,582)	—	—
Policy loans and loan repayments	29,668	(119,370)	70,535	(115,142)	(854)	—
Other	76,046	64,493	6,486	30,129	178	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,042,533)	5,118,151	(1,574,553)	366,600	449,724	255
NET INCREASE (DECREASE) IN NET ASSETS	(1,788,397)	21,720,752	3,005,713	2,820,168	536,444	256
NET ASSETS
Beginning of Year or Period	83,767,750	62,046,998	23,867,490	21,047,322	256	—
End of Year or Period	$81,979,353	$83,767,750	$26,873,203	$23,867,490	$536,700	$256

(1) Operations commenced or resumed during 2019 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Variable Account
Period Ended
December 31,
2020
Vanguard VIF
Real Estate Index (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$176
Realized gain (loss) on investments	497
Change in net unrealized appreciation (depreciation) on investments	13,619
Net Increase (Decrease) in Net Assets Resulting from Operations	14,292
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	47,145
Transfers between variable and fixed accounts, net	169,158
Policy maintenance charges	(15,263)
Policy benefits and terminations	—
Policy loans and loan repayments	—
Other	43
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	201,083
NET INCREASE (DECREASE) IN NET ASSETS	215,375
NET ASSETS
Beginning of Period	—
End of Period	$215,375

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Core Income Class I
2020	$12.80	499,894	$6,397,271	0.00%	0.00%	9.58%
2019	11.68	416,898	4,868,941	0.00%	0.00%	10.92%
2018	10.53	167,311	1,761,577	0.00%	0.00%	(1.94)%
2017	10.74	145,779	1,565,280	0.00%	0.00%	5.00%
2016	10.23	94,173	962,966	0.00%	0.00%	5.24%
Diversified Bond Class I
2020	$20.66	4,751,437	$98,187,388	0.00%	0.00%	10.35%
2019	18.73	4,750,329	88,954,434	0.00%	0.00%	13.00%
2018	16.57	4,715,224	78,141,430	0.00%	0.00%	(1.36)%
2017	16.80	4,041,066	67,890,781	0.00%	0.00%	6.88%
2016	15.72	3,809,611	59,882,580	0.00%	0.00%	5.04%
Diversified Bond Class P (4)
01/23/2020 - 12/31/2020	$11.23	40,143	$451,002	0.00%	0.00%	9.31%
Floating Rate Income Class I
2020	$13.18	2,103,143	$27,712,971	0.00%	0.00%	4.71%
2019	12.58	2,626,548	33,054,004	0.00%	0.00%	8.11%
2018	11.64	887,439	10,330,388	0.00%	0.00%	(0.03)%
2017	11.64	327,340	3,811,432	0.00%	0.00%	3.76%
2016	11.22	436,109	4,893,812	0.00%	0.00%	8.38%
Floating Rate Income Class P (4)
01/29/2020 - 12/31/2020	$10.70	564	$6,039	0.00%	0.00%	4.70%
High Yield Bond Class I
2020	$88.26	880,521	$77,713,482	0.00%	0.00%	5.74%
2019	83.46	924,934	77,198,296	0.00%	0.00%	13.98%
2018	73.22	897,767	65,738,787	0.00%	0.00%	(3.27)%
2017	75.70	1,170,958	88,641,781	0.00%	0.00%	7.75%
2016	70.26	1,228,601	86,316,214	0.00%	0.00%	15.37%
High Yield Bond Class P
2020	$10.95	4,861	$53,219	0.00%	0.00%	5.96%
12/20/2019 - 12/31/2019	10.33	8	85	0.00%	0.00%	0.09%
Inflation Managed Class I
2020	$72.15	985,790	$71,121,228	0.00%	0.00%	11.42%
2019	64.75	1,078,327	69,823,639	0.00%	0.00%	8.64%
2018	59.60	1,148,124	68,429,647	0.00%	0.00%	(2.15)%
2017	60.91	1,282,494	78,120,827	0.00%	0.00%	3.68%
2016	58.75	1,359,183	79,852,294	0.00%	0.00%	5.12%
Inflation Managed Class P (4)
02/03/2020 - 12/31/2020	$11.20	3,493	$39,125	0.00%	0.00%	9.62%
Managed Bond Class I
2020	$81.49	3,672,883	$299,302,631	0.00%	0.00%	8.34%
2019	75.22	3,396,868	255,502,200	0.00%	0.00%	8.49%
2018	69.33	3,551,282	246,210,774	0.00%	0.00%	(0.60)%
2017	69.75	3,780,655	263,703,471	0.00%	0.00%	4.72%
2016	66.61	3,769,236	251,060,504	0.00%	0.00%	2.87%
Managed Bond Class P
2020	$10.84	14,222	$154,108	0.00%	0.00%	8.56%
12/20/2019 - 12/31/2019	9.98	23	234	0.00%	0.00%	0.13%
Short Duration Bond Class I
2020	$14.32	7,577,343	$108,534,436	0.00%	0.00%	3.73%
2019	13.81	6,308,357	87,104,910	0.00%	0.00%	4.22%
2018	13.25	6,044,529	80,079,874	0.00%	0.00%	1.14%
2017	13.10	5,442,202	71,288,686	0.00%	0.00%	1.26%
2016	12.94	5,102,810	66,014,329	0.00%	0.00%	1.69%
Short Duration Bond Class P (4)
01/17/2020 - 12/31/2020	$10.46	26,431	$276,594	0.00%	0.00%	3.73%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Emerging Markets Debt Class I
2020	$13.26	444,906	$5,900,885	0.00%	0.00%	1.75%
2019	13.03	820,079	10,689,519	0.00%	0.00%	9.52%
2018	11.90	790,914	9,413,392	0.00%	0.00%	(5.45)%
2017	12.59	569,579	7,170,039	0.00%	0.00%	13.09%
2016	11.13	405,209	4,510,324	0.00%	0.00%	17.02%
Emerging Markets Debt Class P (4)
03/09/2020 - 12/31/2020	$10.47	998	$10,455	0.00%	0.00%	10.19%
Dividend Growth Class I
2020	$45.11	2,130,471	$96,110,636	0.00%	0.00%	13.44%
2019	39.77	2,207,768	87,800,331	0.00%	0.00%	30.64%
2018	30.44	2,294,181	69,839,212	0.00%	0.00%	(1.28)%
2017	30.84	2,445,375	75,409,686	0.00%	0.00%	19.07%
2016	25.90	2,681,618	69,451,084	0.00%	0.00%	11.46%
Dividend Growth Class P (4)
01/17/2020 - 12/31/2020	$12.59	15,799	$198,834	0.00%	0.00%	10.47%
Equity Index Class I
2020	$184.41	5,094,685	$939,526,761	0.00%	0.00%	18.11%
2019	156.14	5,233,653	817,172,061	0.00%	0.00%	31.10%
2018	119.10	5,493,537	654,285,469	0.00%	0.00%	(4.73)%
2017	125.01	5,817,356	727,248,009	0.00%	0.00%	21.48%
2016	102.91	6,182,763	636,257,869	0.00%	0.00%	11.61%
Equity Index Class P
2020	$13.52	207,723	$2,807,925	0.00%	0.00%	18.35%
12/05/2019 - 12/31/2019	11.42	171	1,955	0.00%	0.00%	3.74%
Focused Growth Class I
2020	$63.83	734,685	$46,892,974	0.00%	0.00%	38.29%
2019	46.15	882,612	40,736,219	0.00%	0.00%	35.46%
2018	34.07	926,960	31,582,460	0.00%	0.00%	4.99%
2017	32.45	977,431	31,719,886	0.00%	0.00%	29.50%
2016	25.06	1,059,599	26,553,316	0.00%	0.00%	2.35%
Growth Class I
2020	$197.97	1,628,439	$322,375,433	0.00%	0.00%	31.56%
2019	150.48	1,916,770	288,429,171	0.00%	0.00%	38.13%
2018	108.94	2,023,457	220,426,360	0.00%	0.00%	2.40%
2017	106.38	2,154,781	229,223,019	0.00%	0.00%	31.64%
2016	80.81	2,234,417	180,560,991	0.00%	0.00%	2.21%
Growth Class P (4)
01/15/2020 - 12/31/2020	$14.58	49,360	$719,664	0.00%	0.00%	27.07%
Large-Cap Growth Class I
2020	$34.24	2,738,015	$93,758,985	0.00%	0.00%	38.35%
2019	24.75	2,812,419	69,613,091	0.00%	0.00%	32.34%
2018	18.70	2,996,469	56,042,038	0.00%	0.00%	1.89%
2017	18.36	3,136,938	57,581,160	0.00%	0.00%	33.69%
2016	13.73	3,304,117	45,366,024	0.00%	0.00%	0.51%
Large-Cap Value Class I
2020	$42.04	3,261,543	$137,101,538	0.00%	0.00%	5.87%
2019	39.70	3,301,612	131,089,688	0.00%	0.00%	28.46%
2018	30.91	3,429,714	106,003,437	0.00%	0.00%	(9.35)%
2017	34.09	3,596,260	122,613,899	0.00%	0.00%	13.95%
2016	29.92	3,842,569	114,975,872	0.00%	0.00%	12.87%
Large-Cap Value Class P
2020	$11.95	12,188	$145,690	0.00%	0.00%	6.08%
12/20/2019 - 12/31/2019	11.27	25	277	0.00%	0.00%	0.33%
Main Street Core Class I
2020	$163.79	1,363,467	$223,326,153	0.00%	0.00%	13.94%
2019	143.76	1,519,570	218,453,104	0.00%	0.00%	32.13%
2018	108.80	1,691,823	184,071,123	0.00%	0.00%	(7.74)%
2017	117.93	1,732,345	204,297,398	0.00%	0.00%	17.08%
2016	100.72	1,873,203	188,677,590	0.00%	0.00%	11.83%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Main Street Core Class P (4)
01/27/2020 - 12/31/2020	$12.68	7,287	$92,415	0.00%	0.00%	13.62%
Mid-Cap Equity Class I
2020	$78.10	2,047,589	$159,926,831	0.00%	0.00%	27.51%
2019	61.25	2,160,175	132,314,856	0.00%	0.00%	20.84%
2018	50.69	2,197,861	111,402,477	0.00%	0.00%	(9.72)%
2017	56.14	2,128,043	119,470,666	0.00%	0.00%	24.27%
2016	45.18	2,489,213	112,453,137	0.00%	0.00%	18.42%
Mid-Cap Growth Class I
2020	$43.84	2,288,591	$100,338,327	0.00%	0.00%	50.14%
2019	29.20	2,846,759	83,131,496	0.00%	0.00%	38.45%
2018	21.09	2,911,169	61,402,963	0.00%	0.00%	0.16%
2017	21.06	2,965,957	62,456,500	0.00%	0.00%	27.49%
2016	16.52	2,532,603	41,831,269	0.00%	0.00%	6.27%
Mid-Cap Growth Class P (4)
01/21/2020 - 12/31/2020	$16.70	7,357	$122,860	0.00%	0.00%	44.86%
Mid-Cap Value Class I
2020	$42.14	376,647	$15,873,340	0.00%	0.00%	5.52%
2019	39.94	351,564	14,041,545	0.00%	0.00%	29.94%
2018	30.74	350,206	10,764,614	0.00%	0.00%	(14.79)%
2017	36.07	366,995	13,239,114	0.00%	0.00%	15.46%
2016	31.24	353,984	11,059,546	0.00%	0.00%	15.29%
Mid-Cap Value Class P
2020	$11.89	3,800	$45,172	0.00%	0.00%	5.73%
12/05/2019 - 12/31/2019	11.24	23	253	0.00%	0.00%	3.26%
Small-Cap Equity Class I
2020	$38.53	711,468	$27,410,364	0.00%	0.00%	5.42%
2019	36.55	691,300	25,264,681	0.00%	0.00%	23.96%
2018	29.48	686,654	20,244,694	0.00%	0.00%	(12.91)%
2017	33.85	1,060,075	35,887,262	0.00%	0.00%	8.72%
2016	31.14	1,025,626	31,936,021	0.00%	0.00%	30.42%
Small-Cap Equity Class P (4)
01/29/2020 - 12/31/2020	$12.40	12,845	$159,298	0.00%	0.00%	8.71%
Small-Cap Growth Class I
2020	$56.91	614,710	$34,983,226	0.00%	0.00%	55.58%
2019	36.58	673,172	24,624,848	0.00%	0.00%	31.90%
2018	27.73	744,024	20,633,830	0.00%	0.00%	5.55%
2017	26.27	830,450	21,819,053	0.00%	0.00%	30.21%
2016	20.18	925,932	18,682,832	0.00%	0.00%	(2.46)%
Small-Cap Index Class I
2020	$54.72	4,716,091	$258,077,471	0.00%	0.00%	19.16%
2019	45.93	5,121,812	235,221,748	0.00%	0.00%	24.80%
2018	36.80	5,266,384	193,805,595	0.00%	0.00%	(11.55)%
2017	41.61	5,727,336	238,299,750	0.00%	0.00%	14.06%
2016	36.48	6,314,424	230,333,639	0.00%	0.00%	20.66%
Small-Cap Index Class P
2020	$13.71	43,361	$594,521	0.00%	0.00%	19.39%
12/05/2019 - 12/31/2019	11.48	22	254	0.00%	0.00%	3.44%
Small-Cap Value Class I
2020	$57.68	1,222,962	$70,537,176	0.00%	0.00%	3.44%
2019	55.76	1,220,268	68,043,066	0.00%	0.00%	22.58%
2018	45.49	1,270,225	57,779,540	0.00%	0.00%	(16.29)%
2017	54.34	1,357,500	73,765,509	0.00%	0.00%	8.65%
2016	50.01	1,457,669	72,900,676	0.00%	0.00%	29.60%
Small-Cap Value Class P
2020	$12.01	8,934	$107,321	0.00%	0.00%	3.64%
12/31/2019 - 12/31/2019	11.59	110	1,275	0.00%	0.00%	(0.39)%
Value Class I
2020	$26.52	2,224,404	$58,984,616	0.00%	0.00%	(6.94)%
2019	28.49	2,220,468	63,269,136	0.00%	0.00%	24.72%
2018	22.85	2,311,206	52,802,349	0.00%	0.00%	(12.37)%
2017	26.07	2,386,466	62,218,676	0.00%	0.00%	17.76%
2016	22.14	2,437,685	53,967,659	0.00%	0.00%	17.50%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Value Class P (4)
01/21/2020 - 12/31/2020	$10.85	5,457	$59,227	0.00%	0.00%	(6.79)%
Value Advantage Class I
2020	$18.99	338,926	$6,437,851	0.00%	0.00%	(2.78)%
2019	19.54	287,948	5,625,687	0.00%	0.00%	26.96%
2018	15.39	173,629	2,671,883	0.00%	0.00%	(9.06)%
2017	16.92	151,366	2,561,460	0.00%	0.00%	14.32%
2016	14.80	122,603	1,814,836	0.00%	0.00%	16.49%
Value Advantage Class P (4)
01/17/2020 - 12/31/2020	$11.22	17,208	$193,058	0.00%	0.00%	(3.30)%
Emerging Markets Class I
2020	$66.25	2,828,376	$187,390,846	0.00%	0.00%	17.33%
2019	56.47	3,072,067	173,475,670	0.00%	0.00%	25.60%
2018	44.96	3,149,480	141,595,065	0.00%	0.00%	(11.99)%
2017	51.09	3,152,903	161,066,784	0.00%	0.00%	34.52%
2016	37.98	3,114,990	118,299,020	0.00%	0.00%	6.46%
Emerging Markets Class P
2020	$13.79	19,963	$275,214	0.00%	0.00%	17.56%
12/20/2019 - 12/31/2019	11.73	289	3,394	0.00%	0.00%	0.18%
International Large-Cap Class I
2020	$23.95	9,954,397	$238,444,383	0.00%	0.00%	10.74%
2019	21.63	9,991,096	216,113,684	0.00%	0.00%	28.03%
2018	16.89	10,003,272	169,005,070	0.00%	0.00%	(11.81)%
2017	19.16	9,627,555	184,441,166	0.00%	0.00%	27.51%
2016	15.02	10,092,996	151,642,419	0.00%	0.00%	(0.08)%
International Large-Cap Class P
2020	$12.54	17,794	$223,134	0.00%	0.00%	10.96%
12/20/2019 - 12/31/2019	$11.30	729	$8,242	0.00%	0.00%	0.54%
International Small-Cap Class I
2020	$17.65	2,233,322	$39,429,037	0.00%	0.00%	8.42%
2019	16.28	2,709,524	44,120,555	0.00%	0.00%	20.07%
2018	13.56	2,635,660	35,744,980	0.00%	0.00%	(22.16)%
2017	17.42	2,008,375	34,990,143	0.00%	0.00%	31.92%
2016	13.21	1,945,640	25,696,122	0.00%	0.00%	3.42%
International Small-Cap Class P
2020	$12.48	5,893	$73,560	0.00%	0.00%	8.64%
12/20/2019 - 12/31/2019	11.49	229	2,636	0.00%	0.00%	0.92%
International Value Class I
2020	$29.89	4,162,321	$124,416,910	0.00%	0.00%	(7.17)%
2019	32.20	4,156,543	133,840,159	0.00%	0.00%	16.60%
2018	27.62	4,221,200	116,570,440	0.00%	0.00%	(14.96)%
2017	32.47	4,286,343	139,187,583	0.00%	0.00%	21.57%
2016	26.71	4,406,131	117,689,663	0.00%	0.00%	2.98%
Health Sciences Class I
2020	$97.22	927,859	$90,203,729	0.00%	0.00%	18.79%
2019	81.84	969,508	79,347,224	0.00%	0.00%	25.77%
2018	65.07	1,073,264	69,841,595	0.00%	0.00%	7.90%
2017	60.31	1,110,267	66,961,088	0.00%	0.00%	23.97%
2016	48.65	1,178,226	57,321,326	0.00%	0.00%	(5.97)%
Health Sciences Class P (4)
03/11/2020 - 12/31/2020	$13.70	35,114	$480,989	0.00%	0.00%	30.88%
Real Estate Class I
2020	$81.82	1,019,829	$83,446,833	0.00%	0.00%	(3.28)%
2019	84.60	1,097,955	92,882,541	0.00%	0.00%	31.28%
2018	64.44	1,144,760	73,765,158	0.00%	0.00%	(7.45)%
2017	69.62	1,260,249	87,743,068	0.00%	0.00%	3.24%
2016	67.44	1,347,361	90,868,036	0.00%	0.00%	6.59%
Real Estate Class P (4)
03/04/2020 - 12/31/2020	$10.13	2,133	$21,610	0.00%	0.00%	(4.71)%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Technology Class I
2020	$25.47	2,088,789	$53,209,091	0.00%	0.00%	47.24%
2019	17.30	1,784,422	30,872,221	0.00%	0.00%	36.32%
2018	12.69	1,889,298	23,978,116	0.00%	0.00%	1.79%
2017	12.47	1,831,834	22,840,201	0.00%	0.00%	38.78%
2016	8.98	1,617,797	14,534,614	0.00%	0.00%	(6.61)%
Technology Class P
2020	$16.36	27,415	$448,532	0.00%	0.00%	47.54%
12/31/2019 - 12/31/2019	11.09	230	2,551	0.00%	0.00%	1.83%
PSF DFA Balanced Allocation Class D
2020	$15.00	704,036	$10,558,160	0.00%	0.00%	12.11%
2019	13.38	678,497	9,076,243	0.00%	0.00%	19.75%
2018	11.17	307,824	3,438,647	0.00%	0.00%	(6.19)%
2017	11.91	144,930	1,725,808	0.00%	0.00%	12.98%
06/22/2016 - 12/31/2016	10.54	27,680	291,744	0.00%	0.00%	4.99%
PSF DFA Balanced Allocation Class P (4)
03/09/2020 - 12/31/2020	$11.64	6,281	$73,136	0.00%	0.00%	23.74%
Pacific Dynamix - Conservative Growth Class I
2020	$23.70	648,379	$15,366,499	0.00%	0.00%	12.21%
2019	21.12	579,729	12,244,024	0.00%	0.00%	15.47%
2018	18.29	501,015	9,164,288	0.00%	0.00%	(3.84)%
2017	19.02	506,025	9,626,032	0.00%	0.00%	9.94%
2016	17.30	452,970	7,837,689	0.00%	0.00%	6.84%
Pacific Dynamix - Conservative Growth Class P (4)
01/27/2020 - 12/31/2020	$11.55	43,308	$500,162	0.00%	0.00%	11.97%
Pacific Dynamix - Moderate Growth Class I
2020	$28.43	2,463,729	$70,042,996	0.00%	0.00%	14.58%
2019	24.81	2,619,824	65,004,271	0.00%	0.00%	18.94%
2018	20.86	2,301,791	48,018,412	0.00%	0.00%	(5.53)%
2017	22.08	1,948,157	43,018,698	0.00%	0.00%	13.79%
2016	19.41	1,639,383	31,814,172	0.00%	0.00%	8.45%
Pacific Dynamix - Moderate Growth Class P
2020	$11.93	88,015	$1,049,750	0.00%	0.00%	14.81%
12/23/2019 - 12/31/2019	10.39	4,556	47,334	0.00%	0.00%	0.18%
Pacific Dynamix - Growth Class I
2020	$33.60	3,087,728	$103,751,133	0.00%	0.00%	15.79%
2019	29.02	2,924,588	84,870,166	0.00%	0.00%	22.94%
2018	23.61	2,659,611	62,780,646	0.00%	0.00%	(7.28)%
2017	25.46	2,256,763	57,454,483	0.00%	0.00%	17.52%
2016	21.66	1,751,499	37,943,794	0.00%	0.00%	10.17%
Pacific Dynamix - Growth Class P (4)
01/08/2020 - 12/31/2020	$12.18	245,207	$2,987,787	0.00%	0.00%	15.56%
Portfolio Optimization Conservative Class I
2020	$15.50	1,124,746	$17,437,289	0.00%	0.00%	7.88%
2019	14.37	1,144,298	16,443,939	0.00%	0.00%	12.20%
2018	12.81	975,302	12,491,565	0.00%	0.00%	(3.38)%
2017	13.26	1,133,653	15,027,544	0.00%	0.00%	7.37%
2016	12.35	1,490,915	18,406,124	0.00%	0.00%	5.83%
Portfolio Optimization Conservative Class P (4)
03/09/2020 - 12/31/2020	$10.96	607	$6,657	0.00%	0.00%	10.30%
Portfolio Optimization Moderate-Conservative Class I
2020	$17.25	3,138,211	$54,135,722	0.00%	0.00%	9.97%
2019	15.69	3,430,829	53,817,810	0.00%	0.00%	15.28%
2018	13.61	3,525,034	47,966,985	0.00%	0.00%	(4.99)%
2017	14.32	3,757,613	53,816,270	0.00%	0.00%	10.79%
2016	12.93	3,690,176	47,703,278	0.00%	0.00%	6.78%
Portfolio Optimization Moderate-Conservative Class P (4)
03/09/2020 - 12/31/2020	$11.29	1,426	$16,100	0.00%	0.00%	16.74%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Portfolio Optimization Moderate Class I
2020	$18.90	13,311,873	$251,587,848	0.00%	0.00%	11.83%
2019	16.90	14,309,533	241,840,587	0.00%	0.00%	18.46%
2018	14.27	15,440,564	220,291,870	0.00%	0.00%	(6.55)%
2017	15.27	16,249,004	248,075,658	0.00%	0.00%	13.22%
2016	13.48	17,075,664	230,261,473	0.00%	0.00%	8.08%
Portfolio Optimization Moderate Class P (4)
01/09/2020 - 12/31/2020	$11.57	22,515	$260,533	0.00%	0.00%	11.30%
Portfolio Optimization Growth Class I
2020	$20.44	18,690,684	$382,080,784	0.00%	0.00%	12.72%
2019	18.13	19,347,325	350,862,318	0.00%	0.00%	21.65%
2018	14.91	20,444,339	304,762,868	0.00%	0.00%	(8.19)%
2017	16.24	21,030,059	341,465,441	0.00%	0.00%	16.38%
2016	13.95	22,041,635	307,509,751	0.00%	0.00%	8.81%
Portfolio Optimization Growth Class P (4)
01/27/2020 - 12/31/2020	$11.78	83,963	$989,233	0.00%	0.00%	13.10%
Portfolio Optimization Aggressive-Growth Class I
2020	$21.04	8,901,060	$187,292,082	0.00%	0.00%	12.46%
2019	18.71	9,136,572	170,953,835	0.00%	0.00%	23.76%
2018	15.12	9,260,158	140,002,827	0.00%	0.00%	(9.39)%
2017	16.69	9,461,777	157,880,353	0.00%	0.00%	18.60%
2016	14.07	9,696,591	136,429,182	0.00%	0.00%	9.33%
Portfolio Optimization Aggressive-Growth Class P (4)
02/26/2020 - 12/31/2020	$11.83	29,566	$349,916	0.00%	0.00%	17.52%
Invesco Oppenheimer V.I. Global Series I (4)
01/23/2020 - 12/31/2020	$14.79	16,937	$250,437	1.16%	0.00%	23.57%
Invesco Oppenheimer V.I. Global Series II
2020	$24.07	708,959	$17,064,953	0.45%	0.00%	27.34%
2019	18.90	736,252	13,917,335	0.65%	0.00%	31.45%
2018	14.38	694,820	9,991,473	0.75%	0.00%	(13.39)%
2017	16.60	610,541	10,137,154	0.72%	0.00%	36.32%
2016	12.18	524,309	6,386,091	0.77%	0.00%	(0.16)%
Invesco Oppenheimer V.I. Main Street Small Cap Series I
2020	$13.51	239,949	$3,242,332	0.75%	0.00%	19.93%
2019	11.27	79,010	890,220	0.21%	0.00%	26.47%
05/25/2018 - 12/31/2018	8.91	52,965	471,863	0.08%	0.00%	(15.28)%
Invesco V.I. International Growth Series I
2020	$12.72	19,790	$251,734	4.42%	0.00%	14.00%
12/31/2019 - 12/31/2019	11.16	190	2,126	0.00%	0.00%	0.00%
Invesco V.I. International Growth Series II
2020	$18.27	1,879,345	$34,331,022	2.17%	0.00%	13.74%
2019	16.06	1,978,911	31,782,959	1.29%	0.00%	28.24%
2018	12.52	2,121,954	26,575,849	1.82%	0.00%	(15.20)%
2017	14.77	2,158,059	31,874,360	1.30%	0.00%	22.73%
2016	12.03	1,921,923	23,130,212	1.28%	0.00%	(0.70)%
American Century VP Mid Cap Value Class I
2020	$11.66	14,722	$171,630	2.20%	0.00%	1.21%
12/31/2019 - 12/31/2019	11.52	148	1,700	0.00%	0.00%	0.00%
American Century VP Mid Cap Value Class II
2020	$24.51	1,473,310	$36,117,545	1.69%	0.00%	1.11%
2019	24.25	1,432,391	34,728,746	1.91%	0.00%	28.99%
2018	18.80	1,500,051	28,194,817	1.34%	0.00%	(12.96)%
2017	21.59	1,176,754	25,411,956	1.34%	0.00%	11.47%
2016	19.37	1,568,699	30,391,093	1.72%	0.00%	22.72%
American Funds IS Asset Allocation Class 2
2020	$12.27	260,888	$3,200,086	2.78%	0.00%	12.46%
12/27/2019 - 12/31/2019	10.91	1,674	18,254	0.00%	0.00%	(0.34)%
American Funds IS Asset Allocation Class 4
2020	$36.37	2,408,347	$87,599,605	1.50%	0.00%	12.16%
2019	32.43	2,317,682	75,162,694	1.85%	0.00%	20.93%
2018	26.82	1,927,708	51,697,865	1.50%	0.00%	(4.83)%
2017	28.18	1,797,931	50,666,058	1.42%	0.00%	15.91%
2016	24.31	1,644,596	39,984,460	1.57%	0.00%	9.16%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
American Funds IS Growth Class 2
2020	$17.62	81,789	$1,441,354	0.32%	0.00%	52.08%
12/20/2019 - 12/31/2019	11.59	1,103	12,782	0.00%	0.00%	0.19%
American Funds IS Growth Class 4
2020	$62.27	2,196,682	$136,790,246	0.21%	0.00%	51.71%
2019	41.05	2,277,276	93,471,721	0.57%	0.00%	30.44%
2018	31.47	2,330,860	73,345,154	0.25%	0.00%	(0.50)%
2017	31.63	2,410,313	76,229,437	0.44%	0.00%	27.98%
2016	24.71	2,520,060	62,273,798	0.58%	0.00%	9.22%
American Funds IS Growth-Income Class 2
2020	$12.75	73,571	$938,359	2.26%	0.00%	13.55%
12/20/2019 - 12/31/2019	11.23	284	3,195	0.00%	0.00%	0.06%
American Funds IS Growth-Income Class 4
2020	$38.22	2,870,552	$109,722,745	1.18%	0.00%	13.25%
2019	33.75	3,036,847	102,500,031	1.52%	0.00%	25.85%
2018	26.82	3,035,465	81,406,628	1.24%	0.00%	(2.06)%
2017	27.38	3,106,257	85,054,785	1.31%	0.00%	22.08%
2016	22.43	3,166,860	71,033,405	1.31%	0.00%	11.26%
American Funds IS High-Income Bond Class 2 (4)
01/29/2020 - 12/31/2020	$11.14	8,461	$94,272	15.95%	0.00%	7.50%
American Funds IS International Class 2 (4)
01/16/2020 - 12/31/2020	$12.95	28,182	$365,051	1.02%	0.00%	12.03%
American Funds IS New World Fund Class 2 (4)
01/09/2020 - 12/31/2020	$13.97	18,681	$261,060	0.06%	0.00%	22.15%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2020	$15.05	667,393	$10,045,689	2.47%	0.00%	14.67%
2019	13.13	250,553	3,288,960	3.81%	0.00%	21.41%
2018	10.81	79,395	858,434	1.10%	0.00%	(4.94)%
2017	11.37	61,462	699,104	2.33%	0.00%	15.11%
2016	9.88	24,029	237,439	2.93%	0.00%	6.49%
BlackRock Basic Value V.I. Class III
2020	$27.36	780,279	$21,351,585	2.08%	0.00%	3.13%
2019	26.53	778,206	20,648,537	2.19%	0.00%	23.53%
2018	21.48	812,181	17,445,030	1.53%	0.00%	(8.11)%
2017	23.38	885,032	20,688,609	0.97%	0.00%	8.01%
2016	21.64	1,402,239	30,347,209	1.64%	0.00%	17.72%
BlackRock Global Allocation V.I. Class I (4)
01/15/2020 - 12/31/2020	$13.12	36,869	$483,578	2.96%	0.00%	19.54%
BlackRock Global Allocation V.I. Class III
2020	$30.04	2,468,204	$74,136,590	1.32%	0.00%	20.71%
2019	24.88	2,562,814	63,772,435	1.27%	0.00%	17.75%
2018	21.13	2,756,653	58,253,061	0.87%	0.00%	(7.58)%
2017	22.86	2,704,263	61,831,771	1.27%	0.00%	13.71%
2016	20.11	2,830,002	56,906,250	1.23%	0.00%	3.80%
BNY Mellon VIF Appreciation Service Shares
2020	$24.68	70,603	$1,742,139	0.55%	0.00%	23.38%
2019	20.00	58,055	1,161,046	0.89%	0.00%	35.78%
2018	14.73	38,044	560,348	1.04%	0.00%	(7.10)%
2017	15.86	29,840	473,114	0.99%	0.00%	27.01%
2016	12.48	47,500	592,964	1.40%	0.00%	7.63%
DFA VA International Value
2020	$11.37	7,478	$85,032	5.67%	0.00%	(1.76)%
12/20/2019 - 12/31/2019	11.58	11	128	0.00%	0.00%	0.33%
DFA VA U.S. Large Value (4)
01/29/2020 - 12/31/2020	$11.55	21,979	$253,935	5.63%	0.00%	1.40%
DFA VA U.S. Targeted Value (4)
03/30/2020 - 12/31/2020	$12.36	10,798	$133,495	5.08%	0.00%	72.00%
Fidelity VIP Bond Index Service Class 2 (4)
01/09/2020 - 12/31/2020	$10.68	25,461	$271,803	2.35%	0.00%	6.96%
Fidelity VIP Contrafund Initial Class
2020	$14.56	20,132	$293,026	0.23%	0.00%	30.57%
12/20/2019 - 12/31/2019	11.15	574	6,394	0.00%	0.00%	0.19%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP Contrafund Service Class 2
2020	$47.27	1,595,287	$75,408,138	0.08%	0.00%	30.23%
2019	36.30	1,714,933	62,244,855	0.22%	0.00%	31.27%
2018	27.65	1,883,320	52,071,479	0.44%	0.00%	(6.64)%
2017	29.62	1,995,114	59,085,350	0.77%	0.00%	21.59%
2016	24.36	2,124,204	51,739,685	0.61%	0.00%	7.73%
Fidelity VIP Freedom 2010 Portfolio Service Class 2
2020	$19.91	93,137	$1,854,381	1.03%	0.00%	12.24%
2019	17.74	88,951	1,577,897	1.91%	0.00%	15.75%
2018	15.33	85,992	1,317,857	1.44%	0.00%	(4.26)%
2017	16.01	90,352	1,446,306	1.36%	0.00%	12.80%
2016	14.19	57,642	818,026	0.93%	0.00%	5.23%
Fidelity VIP Freedom 2015 Portfolio Service Class 2
2020	$20.56	132,576	$2,726,252	1.07%	0.00%	13.56%
2019	18.11	132,674	2,402,373	1.88%	0.00%	17.97%
2018	15.35	136,873	2,100,830	1.22%	0.00%	(5.28)%
2017	16.20	211,178	3,422,055	1.22%	0.00%	14.80%
2016	14.12	169,699	2,395,412	1.40%	0.00%	5.58%
Fidelity VIP Freedom 2020 Portfolio Service Class 2
2020	$20.73	340,986	$7,068,269	0.96%	0.00%	14.72%
2019	18.07	446,994	8,076,758	1.76%	0.00%	19.88%
2018	15.07	458,084	6,904,613	1.20%	0.00%	(6.08)%
2017	16.05	514,191	8,251,807	1.23%	0.00%	16.26%
2016	13.80	575,261	7,940,725	1.34%	0.00%	5.80%
Fidelity VIP Freedom 2025 Portfolio Service Class 2
2020	$22.06	651,352	$14,368,350	0.99%	0.00%	15.68%
2019	19.07	699,574	13,340,689	1.98%	0.00%	21.51%
2018	15.69	575,427	9,030,556	1.27%	0.00%	(6.78)%
2017	16.83	595,571	10,026,036	1.16%	0.00%	17.57%
2016	14.32	647,539	9,272,076	1.34%	0.00%	5.98%
Fidelity VIP Freedom 2030 Portfolio Initial Class (4)
01/28/2020 - 12/31/2020	$12.82	8,184	$104,900	1.35%	0.00%	16.05%
Fidelity VIP Freedom 2030 Portfolio Service Class 2
2020	$22.19	676,116	$15,002,539	0.99%	0.00%	16.64%
2019	19.02	705,639	13,423,558	1.88%	0.00%	24.11%
2018	15.33	633,972	9,717,247	1.06%	0.00%	(8.05)%
2017	16.67	688,721	11,481,094	1.13%	0.00%	20.69%
2016	13.81	729,608	10,077,382	1.28%	0.00%	6.37%
Fidelity VIP Freedom 2035 Portfolio Initial Class (4)
02/10/2020 - 12/31/2020	$13.22	14,876	$196,612	2.74%	0.00%	16.38%
Fidelity VIP Freedom 2035 Portfolio Service Class 2
2020	$24.05	587,688	$14,136,214	0.91%	0.00%	17.96%
2019	20.39	564,887	11,519,396	1.74%	0.00%	27.13%
2018	16.04	465,513	7,467,048	1.02%	0.00%	(9.50)%
2017	17.72	409,702	7,261,287	1.22%	0.00%	23.07%
2016	14.40	306,309	4,410,998	1.26%	0.00%	6.52%
Fidelity VIP Freedom 2045 Portfolio Initial Class (4)
01/21/2020 - 12/31/2020	$13.45	10,512	$141,337	2.46%	0.00%	16.84%
Fidelity VIP Freedom 2045 Portfolio Service Class 2
2020	$24.62	509,138	$12,533,196	0.79%	0.00%	18.97%
2019	20.69	493,443	10,210,423	1.70%	0.00%	28.25%
2018	16.13	411,180	6,634,010	1.00%	0.00%	(10.13)%
2017	17.95	354,672	6,367,437	1.30%	0.00%	23.30%
2016	14.56	249,154	3,627,721	1.30%	0.00%	6.56%
Fidelity VIP Freedom Income Portfolio Initial Class (4)
01/15/2020 - 12/31/2020	$11.36	5,783	$65,689	2.24%	0.00%	9.55%
Fidelity VIP Freedom Income Portfolio Service Class 2
2020	$17.45	156,764	$2,734,872	1.20%	0.00%	10.29%
2019	15.82	91,392	1,445,712	1.85%	0.00%	11.63%
2018	14.17	96,545	1,368,061	1.48%	0.00%	(2.27)%
2017	14.50	97,677	1,416,308	1.26%	0.00%	8.36%
2016	13.38	117,971	1,578,639	1.21%	0.00%	4.17%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP Government Money Market Service Class
2020	$10.45	22,555,301	$235,739,053	0.23%	0.00%	0.28%
2019	10.42	15,544,800	162,012,845	1.89%	0.00%	1.92%
2018	10.23	18,262,361	186,755,419	1.55%	0.00%	1.55%
2017	10.07	14,255,248	143,551,113	0.57%	0.00%	0.57%
2016	10.01	15,892,701	159,125,414	0.10%	0.00%	0.10%
Fidelity VIP Growth Service Class 2
2020	$57.56	407,079	$23,431,734	0.03%	0.00%	43.55%
2019	40.10	282,546	11,329,627	0.05%	0.00%	33.98%
2018	29.93	312,428	9,350,793	0.04%	0.00%	(0.43)%
2017	30.06	382,067	11,484,643	0.07%	0.00%	34.81%
2016	22.30	303,110	6,758,341	0.00%	0.00%	0.55%
Fidelity VIP International Index Service Class 2
2020	$12.57	15,287	$192,121	2.38%	0.00%	10.34%
12/13/2019 - 12/31/2019	11.39	253	2,878	0.00%	0.00%	1.52%
Fidelity VIP Mid Cap Initial Class (4)
01/09/2020 - 12/31/2020	$13.37	41,645	$556,783	0.81%	0.00%	18.23%
Fidelity VIP Mid Cap Service Class 2
2020	$39.42	961,905	$37,923,043	0.40%	0.00%	17.87%
2019	33.45	948,657	31,731,256	0.68%	0.00%	23.17%
2018	27.16	997,903	27,099,060	0.40%	0.00%	(14.77)%
2017	31.86	1,260,670	40,168,338	0.49%	0.00%	20.54%
2016	26.43	1,318,480	34,852,958	0.31%	0.00%	11.92%
Fidelity VIP Total Market Index Service Class 2 (4)
01/07/2020 - 12/31/2020	$13.67	20,080	$274,414	3.14%	0.00%	19.77%
Fidelity VIP Value Strategies Service Class 2
2020	$30.09	221,860	$6,676,066	1.08%	0.00%	8.02%
2019	27.86	210,186	5,855,139	1.48%	0.00%	34.10%
2018	20.77	201,665	4,189,319	0.72%	0.00%	(17.50)%
2017	25.18	268,653	6,764,522	1.26%	0.00%	19.08%
2016	21.14	275,810	5,831,772	0.90%	0.00%	9.27%
Templeton Foreign VIP Class 1 (4)
01/27/2020 - 12/31/2020	$11.33	13,918	$157,744	3.16%	0.00%	1.95%
Templeton Foreign VIP Class 2
2020	$13.19	1,726,026	$22,770,787	3.38%	0.00%	(1.16)%
2019	13.35	1,551,281	20,705,105	1.73%	0.00%	12.53%
2018	11.86	1,657,982	19,665,437	2.68%	0.00%	(15.44)%
2017	14.03	1,843,186	25,854,408	2.62%	0.00%	16.69%
2016	12.02	1,601,613	19,252,230	1.93%	0.00%	7.18%
Templeton Global Bond VIP Class 1
2020	$9.63	9,809	$94,414	7.63%	0.00%	(5.07)%
12/13/2019 - 12/31/2019	10.14	284	2,880	0.00%	0.00%	1.58%
Templeton Global Bond VIP Class 2
2020	$12.26	2,329,588	$28,555,604	8.34%	0.00%	(5.28)%
2019	12.94	3,215,145	41,607,808	7.09%	0.00%	2.01%
2018	12.69	3,267,408	41,449,773	0.00%	0.00%	1.94%
2017	12.44	2,603,285	32,396,884	0.00%	0.00%	1.93%
2016	12.21	2,475,500	30,224,656	0.00%	0.00%	2.94%
Janus Henderson Enterprise Institutional Shares
2020	$13.03	7,943	$103,470	0.06%	0.00%	19.47%
12/31/2019 - 12/31/2019	10.90	195	2,126	0.00%	0.00%	0.95%
Janus Henderson Enterprise Service Shares
2020	$45.48	826,116	$37,569,643	0.00%	0.00%	19.18%
2019	38.16	888,143	33,889,504	0.05%	0.00%	35.16%
2018	28.23	808,957	22,838,668	0.11%	0.00%	(0.66)%
2017	28.42	659,947	18,756,505	0.15%	0.00%	27.09%
2016	22.36	603,394	13,494,226	0.03%	0.00%	12.10%
Janus Henderson Overseas Institutional Shares (4)
02/28/2020 - 12/31/2020	$13.91	1,548	$21,529	2.22%	0.00%	29.70%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Janus Henderson Overseas Service Shares
2020	$13.67	1,354,016	$18,508,941	1.22%	0.00%	16.02%
2019	11.78	1,412,667	16,643,856	1.84%	0.00%	26.71%
2018	9.30	1,477,959	13,742,893	1.39%	0.00%	(15.14)%
2017	10.96	2,699,606	29,579,536	1.55%	0.00%	30.80%
2016	8.38	1,458,141	12,214,393	4.60%	0.00%	(6.71)%
Lazard Retirement Global Dynamic Multi-Asset Service Class
2020	$14.00	107,429	$1,503,771	0.61%	0.00%	0.81%
2019	13.89	106,485	1,478,601	0.05%	0.00%	17.79%
2018	11.79	123,198	1,452,341	1.41%	0.00%	(6.57)%
2017	12.62	108,305	1,366,503	0.00%	0.00%	20.53%
2016	10.47	100,312	1,050,105	0.27%	0.00%	3.30%
Lazard Retirement International Equity Service Class
2020	$11.36	153,907	$1,748,302	2.40%	0.00%	8.24%
2019	10.49	100,044	1,049,940	0.40%	0.00%	21.00%
06/06/2018 - 12/31/2018	8.67	38,623	334,977	5.98%	0.00%	(13.91)%
ClearBridge Variable Aggressive Growth - Class I (4)
01/21/2020 - 12/31/2020	$13.46	3,395	$45,692	2.65%	0.00%	14.99%
ClearBridge Variable Aggressive Growth - Class II
2020	$31.90	768,784	$24,525,441	0.59%	0.00%	17.73%
2019	27.10	831,329	22,526,620	0.78%	0.00%	24.75%
2018	21.72	819,363	17,798,047	0.36%	0.00%	(8.57)%
2017	23.76	967,177	22,977,075	0.27%	0.00%	15.99%
2016	20.48	958,828	19,639,215	0.41%	0.00%	0.94%
ClearBridge Variable Mid-Cap - Class I (4)
01/07/2020 - 12/31/2020	$12.91	5,857	$75,643	0.59%	0.00%	15.05%
ClearBridge Variable Mid Cap - Class II
2020	$29.07	489,764	$14,238,324	0.03%	0.00%	15.10%
2019	25.26	805,291	20,339,440	0.36%	0.00%	32.65%
2018	19.04	475,548	9,054,596	0.17%	0.00%	(12.80)%
2017	21.83	636,772	13,903,781	0.19%	0.00%	12.55%
2016	19.40	713,565	13,843,471	0.41%	0.00%	9.11%
Western Asset Variable Global High Yield Bond - Class II
2020	$13.31	51,140	$680,779	4.58%	0.00%	7.12%
2019	12.43	40,942	508,800	5.07%	0.00%	14.01%
2018	10.90	38,884	423,830	4.58%	0.00%	(4.16)%
2017	11.37	75,413	857,701	5.78%	0.00%	8.43%
2016	10.49	37,946	398,040	8.42%	0.00%	15.36%
Lord Abbett Bond Debenture Class VC
2020	$14.24	1,615,840	$23,007,706	4.09%	0.00%	7.30%
2019	13.27	1,428,573	18,956,660	4.33%	0.00%	13.35%
2018	11.71	1,138,822	13,331,485	5.68%	0.00%	(4.02)%
2017	12.20	847,582	10,337,577	4.93%	0.00%	9.21%
2016	11.17	470,628	5,255,897	7.25%	0.00%	12.13%
Lord Abbett Developing Growth Class VC
2020	$44.74	994,259	$44,479,268	0.00%	0.00%	72.60%
2019	25.92	952,892	24,698,255	0.00%	0.00%	31.77%
2018	19.67	885,228	17,413,049	0.00%	0.00%	4.88%
2017	18.75	675,697	12,672,569	0.00%	0.00%	29.92%
2016	14.44	642,778	9,278,798	0.00%	0.00%	(2.60)%
Lord Abbett Fundamental Equity Class VC
2020	$23.41	249,608	$5,842,896	1.27%	0.00%	1.77%
2019	23.00	283,051	6,510,284	1.27%	0.00%	21.51%
2018	18.93	291,903	5,525,168	1.50%	0.00%	(8.16)%
2017	20.61	307,699	6,341,334	1.05%	0.00%	12.57%
2016	18.31	328,682	6,017,135	1.20%	0.00%	15.74%
Lord Abbett Total Return Class VC
2020	$12.79	4,694,892	$60,070,342	2.44%	0.00%	7.43%
2019	11.91	4,631,369	55,161,023	2.83%	0.00%	8.41%
2018	10.99	4,155,870	45,658,033	3.07%	0.00%	(1.03)%
2017	11.10	4,107,392	45,593,441	2.50%	0.00%	3.86%
2016	10.69	3,819,255	40,817,974	2.76%	0.00%	4.26%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
M Capital Appreciation
2020	$124.59	566,253	$70,550,131	0.00%	0.00%	17.73%
2019	105.83	573,228	60,664,838	0.33%	0.00%	28.85%
2018	82.13	613,966	50,426,895	0.28%	0.00%	(14.15)%
2017	95.67	674,210	64,501,201	0.00%	0.00%	19.02%
2016	80.38	724,552	58,240,777	0.00%	0.00%	21.06%
M International Equity
2020	$41.55	1,853,817	$77,020,686	1.81%	0.00%	8.90%
2019	38.15	1,757,542	67,054,924	2.95%	0.00%	20.32%
2018	31.71	1,609,349	51,029,338	1.33%	0.00%	(20.57)%
2017	39.92	1,905,029	76,045,912	1.66%	0.00%	24.05%
2016	32.18	1,981,784	63,772,721	1.37%	0.00%	(0.05)%
M Large Cap Growth
2020	$103.90	682,386	$70,898,715	0.00%	0.00%	28.89%
2019	80.61	770,602	62,116,514	0.00%	0.00%	36.09%
2018	59.23	795,354	47,108,763	0.00%	0.00%	(4.95)%
2017	62.32	805,188	50,175,826	0.00%	0.00%	38.97%
2016	44.84	852,211	38,212,752	0.00%	0.00%	(2.32)%
M Large Cap Value
2020	$32.43	891,099	$28,895,941	2.08%	0.00%	(3.16)%
2019	33.49	863,778	28,924,514	1.73%	0.00%	21.52%
2018	27.56	924,495	25,476,059	1.42%	0.00%	(12.07)%
2017	31.34	969,099	30,370,493	1.50%	0.00%	14.99%
2016	27.25	1,038,803	28,310,027	1.91%	0.00%	9.64%
MFS New Discovery Series - Initial Class
2020	$16.48	21,541	$355,012	0.00%	0.00%	45.89%
12/13/2019 - 12/31/2019	11.30	385	4,353	0.00%	0.00%	2.37%
MFS New Discovery Series - Service Class
2020	$49.05	606,632	$29,752,274	0.00%	0.00%	45.58%
2019	33.69	876,290	29,521,030	0.00%	0.00%	41.27%
2018	23.85	580,128	13,833,900	0.00%	0.00%	(1.72)%
2017	24.26	1,094,536	26,556,475	0.00%	0.00%	26.33%
2016	19.21	700,129	13,446,457	0.00%	0.00%	8.80%
MFS Total Return Series - Initial Class (4)
01/08/2020 - 12/31/2020	$11.88	22,457	$266,752	3.11%	0.00%	9.59%
MFS Utilities Series - Initial Class (4)
02/24/2020 - 12/31/2020	$11.37	1,839	$20,910	3.15%	0.00%	0.39%
MFS Utilities Series - Service Class
2020	$24.57	558,416	$13,717,885	2.18%	0.00%	5.62%
2019	23.26	599,411	13,941,187	3.80%	0.00%	24.80%
2018	18.64	600,878	11,198,065	0.85%	0.00%	0.81%
2017	18.49	630,731	11,659,870	4.18%	0.00%	14.49%
2016	16.15	689,970	11,140,402	3.56%	0.00%	11.24%
MFS Value Series - Initial Class
2020	$11.65	36,938	$430,224	1.74%	0.00%	3.48%
12/13/2019 - 12/31/2019	11.26	384	4,323	0.00%	0.00%	1.65%
MFS Value Series - Service Class
2020	$15.56	1,750,462	$27,228,478	1.31%	0.00%	3.22%
2019	15.07	1,517,487	22,867,919	2.00%	0.00%	29.51%
2018	11.64	1,340,620	15,599,821	1.27%	0.00%	(10.36)%
2017	12.98	1,338,421	17,373,432	1.77%	0.00%	17.35%
2016	11.06	960,787	10,627,878	1.89%	0.00%	13.78%
Neuberger Berman Sustainable Equity Class I
2020	$24.49	31,392	$768,762	0.65%	0.00%	19.56%
2019	20.48	28,899	591,916	0.39%	0.00%	25.88%
2018	16.27	36,387	592,049	0.50%	0.00%	(5.73)%
2017	17.26	26,217	452,469	0.53%	0.00%	18.43%
2016	14.57	21,598	314,758	0.74%	0.00%	9.86%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
PIMCO Global Managed Asset Allocation - Advisor Class
2020	$14.59	500,806	$7,306,765	7.86%	0.00%	16.71%
2019	12.50	544,179	6,802,653	2.08%	0.00%	16.96%
2018	10.69	557,552	5,959,129	1.59%	0.00%	(5.61)%
2017	11.32	612,282	6,933,088	2.18%	0.00%	13.99%
2016	9.93	580,540	5,766,695	2.40%	0.00%	3.92%
PIMCO Global Managed Asset Allocation - Institutional Class (4)
03/31/2020 - 12/31/2020	$12.59	1,244	$15,665	5.99%	0.00%	35.99%
PIMCO Income - Administrative Class
2020	$11.68	365,721	$4,272,481	4.62%	0.00%	6.52%
2019	10.97	281,310	3,085,100	3.52%	0.00%	8.58%
06/05/2018 - 12/31/2018	10.10	29,702	299,995	3.49%	0.00%	0.92%
Royce Micro-Cap Service Class
2020	$18.56	154,444	$2,865,750	0.00%	0.00%	23.55%
2019	15.02	150,104	2,254,252	0.00%	0.00%	19.24%
2018	12.60	165,710	2,087,141	0.00%	0.00%	(9.29)%
2017	13.88	149,935	2,081,751	0.56%	0.00%	5.02%
2016	13.22	163,195	2,157,598	0.60%	0.00%	19.37%
State Street Total Return V.I.S. Class 3
2020	$19.18	112,832	$2,164,302	1.73%	0.00%	6.14%
2019	18.07	114,403	2,067,528	3.28%	0.00%	15.57%
2018	15.64	69,217	1,082,397	1.65%	0.00%	(6.61)%
2017	16.74	96,389	1,613,967	1.88%	0.00%	15.26%
2016	14.53	102,428	1,487,956	1.23%	0.00%	6.08%
T. Rowe Price Blue Chip Growth - I
2020	$14.85	133,197	$1,978,125	0.00%	0.00%	34.28%
12/05/2019 - 12/31/2019	11.06	679	7,511	0.00%	0.00%	3.72%
T. Rowe Price Blue Chip Growth - II
2020	$60.86	2,952,258	$179,684,418	0.00%	0.00%	33.92%
2019	45.45	3,267,610	148,508,466	0.00%	0.00%	29.58%
2018	35.07	3,211,817	112,652,770	0.00%	0.00%	1.65%
2017	34.51	3,038,914	104,857,855	0.00%	0.00%	35.82%
2016	25.40	2,951,678	74,984,559	0.00%	0.00%	0.54%
T. Rowe Price Equity Income - I
2020	$11.52	72,266	$832,759	2.91%	0.00%	1.18%
12/05/2019 - 12/31/2019	11.39	519	5,907	13.99%	0.00%	3.75%
T. Rowe Price Equity Income - II
2020	$27.21	3,012,637	$81,979,353	2.10%	0.00%	0.96%
2019	26.95	3,107,815	83,767,750	2.11%	0.00%	26.04%
2018	21.38	2,901,473	62,046,998	1.79%	0.00%	(9.69)%
2017	23.68	2,895,397	68,562,373	1.53%	0.00%	15.73%
2016	20.46	2,956,466	60,493,279	2.09%	0.00%	18.85%
VanEck VIP Global Hard Assets Initial Class
2020	$19.76	1,360,028	$26,873,203	0.95%	0.00%	19.11%
2019	16.59	1,438,768	23,867,490	0.00%	0.00%	11.87%
2018	14.83	1,419,346	21,047,322	0.00%	0.00%	(28.28)%
2017	20.68	1,613,669	33,362,689	0.00%	0.00%	(1.70)%
2016	21.03	1,780,944	37,457,308	0.39%	0.00%	43.71%
Vanguard VIF Mid-Cap Index
2020	$12.48	42,997	$536,700	0.59%	0.00%	18.07%
12/20/2019 - 12/31/2019	10.57	24	256	0.00%	0.00%	0.29%
Vanguard VIF Real Estate Index (4)
02/03/2020 - 12/31/2020	$9.47	22,735	$215,375	0.29%	0.00%	(6.22)%

See Notes to Financial Statements	See explanation of references on page SA-64

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

Explanation of References for Financial Highlights on pages SA-52 to SA-63

(1)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)         There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).

(3)         Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges, or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)         Operations commenced or resumed during 2020 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Exec Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2020, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., BNY Mellon Variable Investment Fund, DFA Investment Dimensions Group Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, State Street Variable Insurance Series Funds, Inc., T. Rowe Price Equity Series, Inc., VanEck VIP Trust, and Vanguard Variable Insurance Fund. The Variable Accounts which have not commenced operations as of December 31, 2020 are not presented in this annual report.

Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The following Variable Accounts changed names during 2020:

Current Variable Account Names	Former Variable Account Names
Small-Cap Growth Class I	Developing Growth Class I
Value Class I	Comstock Class I
Value Class P	Comstock Class P
PIMCO Global Managed Asset Allocation - Advisor Class	PIMCO Global Multi-Asset Managed Allocation - Advisor Class

The following Variable Accounts commenced or resumed operations during 2020:

	Commenced		Commenced
	or Resumed		or Resumed
Variable Accounts	Operations on	Variable Accounts	Operations on
Diversified Bond Class P	January 23, 2020	Invesco Oppenheimer V.I. Global Series I	January 23, 2020
Floating Rate Income Class P	January 29, 2020	American Funds IS High-Income Bond Class 2	January 29, 2020
Inflation Managed Class P	February 03, 2020	American Funds IS International Class 2	January 16, 2020
Short Duration Bond Class P	January 17, 2020	American Funds IS New World Fund Class 2	January 09, 2020
Emerging Markets Debt Class P	March 09, 2020	BlackRock Global Allocation V.I. Class I	January 15, 2020
Dividend Growth Class P	January 17, 2020	DFA VA U.S. Large Value	January 29, 2020
Growth Class P	January 15, 2020	DFA VA U.S. Targeted Value	March 30, 2020
Main Street Core Class P	January 27, 2020	Fidelity VIP Bond Index Service Class 2	January 09, 2020
Mid-Cap Growth Class P	January 21, 2020	Fidelity VIP Freedom 2030 Portfolio Initial Class	January 28, 2020
Small-Cap Equity Class P	January 29, 2020	Fidelity VIP Freedom 2035 Portfolio Initial Class	February 10, 2020
Value Class P	January 21, 2020	Fidelity VIP Freedom 2045 Portfolio Initial Class	January 21, 2020
Value Advantage Class P	January 17, 2020	Fidelity VIP Freedom Income Portfolio Initial Class	January 15, 2020
Health Sciences Class P	March 11, 2020	Fidelity VIP Mid Cap Initial Class	January 09, 2020
Real Estate Class P	March 04, 2020	Fidelity VIP Total Market Index Service Class 2	January 07, 2020
PSF DFA Balanced Allocation Class P	March 09, 2020	Templeton Foreign VIP Class 1	January 27, 2020
Pacific Dynamix - Conservative Growth Class P	January 27, 2020	Janus Henderson Overseas Institutional Shares	February 28, 2020
Pacific Dynamix - Growth Class P	January 08, 2020	ClearBridge Variable Aggressive Growth - Class I	January 21, 2020
Portfolio Optimization Conservative Class P	March 09, 2020	ClearBridge Variable Mid-Cap - Class I	January 07, 2020
Portfolio Optimization Moderate-Conservative Class P	March 09, 2020	MFS Total Return Series - Initial Class	January 08, 2020
Portfolio Optimization Moderate Class P	January 09, 2020	MFS Utilities Series - Initial Class	February 24, 2020
Portfolio Optimization Growth Class P	January 27, 2020	PIMCO Global Managed Asset Allocation - Institutional Class	March 31, 2020
Portfolio Optimization Aggressive-Growth Class P	February 26, 2020	Vanguard VIF Real Estate Index	February 03, 2020

On April 30, 2020, the Inflation Strategy Class I and Currency Strategies Class I Variable Accounts were liquidated. Any units that remained in each of these two Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these two Variable Accounts were liquidated prior to December 31, 2020, no other information for these Variable Accounts are included in this annual report.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

On March 15, 2019, the net assets of the Pacific Select Fund’s Floating Rate Loan Portfolio Class I, the underlying Portfolio for the Floating Rate Loan Class I Variable Account, were transferred to the Pacific Select Fund Floating Rate Income Portfolio Class I, the underlying Portfolio for the Floating Rate Income Class I Variable Account through a reorganization (the “2019 Reorganization”). In connection with the 2019 Reorganization, any units that remained in the Floating Rate Loan Class I Variable Account after the close of business on March 15, 2019 were transferred to the Floating Rate Income Class I Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on March 15, 2019. The Floating Rate Loan Class I Variable Account is not included in this annual report.

On April 30, 2019, the Global Absolute Return Class I Variable Account was liquidated. On October 30, 2019, the Diversified Alternatives Class I and Equity Long/Short Class I Variable Accounts were liquidated. Any units that remained in each of these three Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these three Variable Accounts were liquidated prior to December 31, 2019, no other information for these Variable Accounts are included in this annual report.

On December 27, 2019, the Lazard Retirement US Equity Select Service Shares Variable Account was liquidated. Any units that remained in the Variable Account after the close of business on the liquidation date was transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfer was based on the applicable Variable Accounts’ accumulation unit value and the relative net asset value of the Portfolio as of the close of the business of the liquidation date. Because the Variable Account was liquidated prior to December 31, 2019, no other information for this Variable Account is included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year or period ended December 31, 2020.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated, resulting in Pacific Life paying an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, and any other taxes that might be imposed, and to compensate Pacific Life for certain costs or loss of investment opportunities resulting from amortization and delayed recognition of certain policy expenses for federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

The assets of certain Variable Accounts invest in Class D, Class I, or Class P shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF. For the year ended December 31, 2020, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels:

Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 – Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2020, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2020 and 2019 were as follows:

	2020			2019
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	405,651	(322,655)	82,996	342,643	(93,056)	249,587
Diversified Bond Class I	1,380,776	(1,379,668)	1,108	859,102	(823,997)	35,105
Diversified Bond Class P	46,221	(6,078)	40,143
Floating Rate Income Class I	431,898	(955,303)	(523,405)	2,148,127	(409,018)	1,739,109
Floating Rate Income Class P	631	(67)	564
High Yield Bond Class I	464,736	(509,149)	(44,413)	404,611	(377,444)	27,167
High Yield Bond Class P	9,004	(4,151)	4,853	8	—	8
Inflation Managed Class I	153,443	(245,980)	(92,537)	112,881	(182,678)	(69,797)
Inflation Managed Class P	3,657	(164)	3,493
Managed Bond Class I	874,771	(598,756)	276,015	372,441	(526,855)	(154,414)
Managed Bond Class P	16,469	(2,270)	14,199	23	—	23
Short Duration Bond Class I	2,973,307	(1,704,321)	1,268,986	1,158,894	(895,066)	263,828
Short Duration Bond Class P	30,483	(4,052)	26,431
Emerging Markets Debt Class I	90,601	(465,774)	(375,173)	129,618	(100,453)	29,165
Emerging Markets Debt Class P	1,091	(93)	998
Dividend Growth Class I	291,645	(368,942)	(77,297)	351,425	(437,838)	(86,413)
Dividend Growth Class P	19,153	(3,354)	15,799
Equity Index Class I	803,358	(942,326)	(138,968)	507,615	(767,499)	(259,884)
Equity Index Class P	249,332	(41,780)	207,552	171	—	171
Focused Growth Class I	79,724	(227,651)	(147,927)	142,281	(186,629)	(44,348)
Growth Class I	215,867	(504,198)	(288,331)	142,719	(249,406)	(106,687)
Growth Class P	57,522	(8,162)	49,360
Large-Cap Growth Class I	651,600	(726,004)	(74,404)	489,377	(673,427)	(184,050)
Large-Cap Value Class I	480,625	(520,694)	(40,069)	353,863	(481,965)	(128,102)
Large-Cap Value Class P	14,283	(2,120)	12,163	25	—	25
Main Street Core Class I	65,657	(221,760)	(156,103)	82,866	(255,119)	(172,253)
Main Street Core Class P	7,926	(639)	7,287
Mid-Cap Equity Class I	294,284	(406,870)	(112,586)	504,250	(541,936)	(37,686)
Mid-Cap Growth Class I	1,144,453	(1,702,621)	(558,168)	547,431	(611,841)	(64,410)
Mid-Cap Growth Class P	8,520	(1,163)	7,357
Mid-Cap Value Class I	115,486	(90,403)	25,083	83,175	(81,817)	1,358
Mid-Cap Value Class P	4,175	(398)	3,777	23	—	23
Small-Cap Equity Class I	200,101	(179,933)	20,168	132,836	(128,190)	4,646
Small-Cap Equity Class P	14,154	(1,309)	12,845
Small-Cap Growth Class I	—	(58,462)	(58,462)	30	(70,882)	(70,852)
Small-Cap Index Class I	482,132	(887,853)	(405,721)	738,590	(883,162)	(144,572)
Small-Cap Index Class P	50,564	(7,225)	43,339	22	—	22
Small-Cap Value Class I	309,852	(307,158)	2,694	166,198	(216,155)	(49,957)
Small-Cap Value Class P	10,730	(1,906)	8,824	110	—	110
Value Class I	358,251	(354,315)	3,936	258,978	(349,716)	(90,738)
Value Class P	6,192	(735)	5,457
Value Advantage Class I	161,493	(110,515)	50,978	149,504	(35,185)	114,319
Value Advantage Class P	19,216	(2,008)	17,208
Emerging Markets Class I	360,434	(604,125)	(243,691)	415,185	(492,598)	(77,413)
Emerging Markets Class P	21,812	(2,138)	19,674	289	—	289
International Large-Cap Class I	1,344,004	(1,380,703)	(36,699)	1,229,957	(1,242,133)	(12,176)
International Large-Cap Class P	19,204	(2,139)	17,065	729	—	729
International Small-Cap Class I	475,649	(951,851)	(476,202)	483,143	(409,279)	73,864
International Small-Cap Class P	6,874	(1,210)	5,664	229	—	229
International Value Class I	798,719	(792,941)	5,778	531,712	(596,369)	(64,657)
Health Sciences Class I	156,600	(198,249)	(41,649)	130,504	(234,260)	(103,756)
Health Sciences Class P	37,150	(2,036)	35,114
Real Estate Class I	218,460	(296,586)	(78,126)	188,843	(235,648)	(46,805)
Real Estate Class P	2,797	(664)	2,133

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2020			2019

	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Technology Class I	982,651	(678,284)	304,367	309,366	(414,242)	(104,876)
Technology Class P	31,018	(3,833)	27,185	230	—	230
PSF DFA Balanced Allocation Class D	207,958	(182,419)	25,539	435,686	(65,013)	370,673
PSF DFA Balanced Allocation Class P	11,566	(5,285)	6,281
Pacific Dynamix - Conservative Growth Class I	133,287	(64,637)	68,650	171,994	(93,280)	78,714
Pacific Dynamix - Conservative Growth Class P	49,792	(6,484)	43,308
Pacific Dynamix - Moderate Growth Class I	384,843	(540,938)	(156,095)	637,618	(319,585)	318,033
Pacific Dynamix - Moderate Growth Class P	94,050	(10,591)	83,459	4,556	—	4,556
Pacific Dynamix - Growth Class I	615,989	(452,849)	163,140	768,996	(504,019)	264,977
Pacific Dynamix - Growth Class P	300,526	(55,319)	245,207
Portfolio Optimization Conservative Class I	221,262	(240,814)	(19,552)	539,788	(370,792)	168,996
Portfolio Optimization Conservative Class P	675	(68)	607
Portfolio Optimization Moderate-Conservative Class I	193,968	(486,586)	(292,618)	297,689	(391,894)	(94,205)
Portfolio Optimization Moderate-Conservative Class P	1,619	(193)	1,426
Portfolio Optimization Moderate Class I	951,804	(1,949,464)	(997,660)	980,966	(2,111,997)	(1,131,031)
Portfolio Optimization Moderate Class P	23,378	(863)	22,515
Portfolio Optimization Growth Class I	1,430,342	(2,086,983)	(656,641)	1,362,984	(2,459,998)	(1,097,014)
Portfolio Optimization Growth Class P	88,061	(4,098)	83,963
Portfolio Optimization Aggressive-Growth Class I	660,056	(895,568)	(235,512)	782,732	(906,318)	(123,586)
Portfolio Optimization Aggressive-Growth Class P	34,272	(4,706)	29,566
Invesco Oppenheimer V.I. Global Series I	19,632	(2,695)	16,937
Invesco Oppenheimer V.I. Global Series II	196,308	(223,601)	(27,293)	282,073	(240,641)	41,432
Invesco Oppenheimer V.I. Main Street Small Cap Series I	199,610	(38,671)	160,939	64,621	(38,576)	26,045
Invesco V.I. International Growth Series I	21,907	(2,307)	19,600	190	—	190
Invesco V.I. International Growth Series II	342,095	(441,661)	(99,566)	317,726	(460,769)	(143,043)
American Century VP Mid Cap Value Class I	17,999	(3,425)	14,574	148	—	148
American Century VP Mid Cap Value Class II	384,087	(343,168)	40,919	371,485	(439,145)	(67,660)
American Funds IS Asset Allocation Class 2	295,673	(36,459)	259,214	1,674	—	1,674
American Funds IS Asset Allocation Class 4	477,954	(387,289)	90,665	684,652	(294,678)	389,974
American Funds IS Growth Class 2	91,201	(10,515)	80,686	1,103	—	1,103
American Funds IS Growth Class 4	287,751	(368,345)	(80,594)	284,686	(338,270)	(53,584)
American Funds IS Growth-Income Class 2	83,053	(9,766)	73,287	284	—	284
American Funds IS Growth-Income Class 4	274,010	(440,305)	(166,295)	397,245	(395,863)	1,382
American Funds IS High-Income Bond Class 2	10,009	(1,548)	8,461
American Funds IS International Class 2	32,658	(4,476)	28,182
American Funds IS New World Fund Class 2	23,337	(4,656)	18,681
BlackRock 60/40 Target Allocation ETF V.I. Class I	502,538	(85,698)	416,840	203,611	(32,453)	171,158
BlackRock Basic Value V.I. Class III	84,915	(82,842)	2,073	58,545	(92,520)	(33,975)
BlackRock Global Allocation V.I. Class I	40,069	(3,200)	36,869
BlackRock Global Allocation V.I. Class III	304,950	(399,560)	(94,610)	365,283	(559,122)	(193,839)
BNY Mellon VIF Appreciation Service Shares	44,234	(31,686)	12,548	32,385	(12,374)	20,011
DFA VA International Value	8,470	(1,003)	7,467	11	—	11
DFA VA U.S. Large Value	23,535	(1,556)	21,979
DFA VA U.S. Targeted Value	11,538	(740)	10,798
Fidelity VIP Bond Index Service Class 2	27,771	(2,310)	25,461
Fidelity VIP Contrafund Initial Class	22,416	(2,858)	19,558	574	—	574
Fidelity VIP Contrafund Service Class 2	173,683	(293,329)	(119,646)	164,002	(332,389)	(168,387)
Fidelity VIP Freedom 2010 Portfolio Service Class 2	45,006	(40,820)	4,186	14,725	(11,766)	2,959
Fidelity VIP Freedom 2015 Portfolio Service Class 2	18,355	(18,453)	(98)	16,025	(20,224)	(4,199)
Fidelity VIP Freedom 2020 Portfolio Service Class 2	50,128	(156,136)	(106,008)	115,018	(126,108)	(11,090)
Fidelity VIP Freedom 2025 Portfolio Service Class 2	111,963	(160,185)	(48,222)	219,367	(95,220)	124,147
Fidelity VIP Freedom 2030 Portfolio Initial Class	8,674	(490)	8,184
Fidelity VIP Freedom 2030 Portfolio Service Class 2	102,244	(131,767)	(29,523)	196,538	(124,871)	71,667
Fidelity VIP Freedom 2035 Portfolio Initial Class	17,187	(2,311)	14,876
Fidelity VIP Freedom 2035 Portfolio Service Class 2	147,454	(124,653)	22,801	163,434	(64,060)	99,374
Fidelity VIP Freedom 2045 Portfolio Initial Class	11,997	(1,485)	10,512
Fidelity VIP Freedom 2045 Portfolio Service Class 2	123,605	(107,910)	15,695	146,101	(63,838)	82,263

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2020			2019
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Fidelity VIP Freedom Income Portfolio Initial Class	6,583	(800)	5,783
Fidelity VIP Freedom Income Portfolio Service Class 2	153,767	(88,395)	65,372	6,598	(11,751)	(5,153)
Fidelity VIP Government Money Market Service Class	36,035,541	(29,025,040)	7,010,501	19,635,429	(22,352,990)	(2,717,561)
Fidelity VIP Growth Service Class 2	225,909	(101,376)	124,533	49,989	(79,871)	(29,882)
Fidelity VIP International Index Service Class 2	16,792	(1,758)	15,034	253	—	253
Fidelity VIP Mid Cap Initial Class	47,360	(5,715)	41,645
Fidelity VIP Mid Cap Service Class 2	180,011	(166,763)	13,248	162,255	(211,501)	(49,246)
Fidelity VIP Total Market Index Service Class 2	38,814	(18,734)	20,080
Fidelity VIP Value Strategies Service Class 2	67,620	(55,946)	11,674	53,843	(45,322)	8,521
Templeton Foreign VIP Class 1	16,152	(2,234)	13,918
Templeton Foreign VIP Class 2	379,871	(205,126)	174,745	304,744	(411,445)	(106,701)
Templeton Global Bond VIP Class 1	11,276	(1,751)	9,525	284	—	284
Templeton Global Bond VIP Class 2	381,833	(1,267,390)	(885,557)	405,512	(457,775)	(52,263)
Janus Henderson Enterprise Institutional Shares	9,390	(1,642)	7,748	195	—	195
Janus Henderson Enterprise Service Shares	239,119	(301,146)	(62,027)	339,284	(260,098)	79,186
Janus Henderson Overseas Institutional Shares	1,728	(180)	1,548
Janus Henderson Overseas Service Shares	184,601	(243,252)	(58,651)	189,126	(254,418)	(65,292)
Lazard Retirement Global Dynamic Multi-Asset Service Shares	13,374	(12,430)	944	20,030	(36,743)	(16,713)
Lazard Retirement International Equity Service Shares	85,123	(31,260)	53,863	67,975	(6,554)	61,421
ClearBridge Variable Aggressive Growth - Class I	3,830	(435)	3,395
ClearBridge Variable Aggressive Growth - Class II	133,620	(196,165)	(62,545)	253,253	(241,287)	11,966
ClearBridge Variable Mid Cap - Class I	7,314	(1,457)	5,857
ClearBridge Variable Mid Cap - Class II	390,475	(706,002)	(315,527)	407,700	(77,957)	329,743
Western Asset Variable Global High Yield Bond - Class II	24,391	(14,193)	10,198	8,737	(6,679)	2,058
Lord Abbett Bond Debenture Class VC	667,719	(480,452)	187,267	603,039	(313,288)	289,751
Lord Abbett Developing Growth Class VC	682,280	(640,913)	41,367	363,186	(295,522)	67,664
Lord Abbett Fundamental Equity Class VC	25,694	(59,137)	(33,443)	73,323	(82,175)	(8,852)
Lord Abbett Total Return Class VC	1,128,564	(1,065,041)	63,523	1,205,556	(730,057)	475,499
M Capital Appreciation	128,078	(135,053)	(6,975)	88,847	(129,585)	(40,738)
M International Equity	448,641	(352,366)	96,275	361,079	(212,886)	148,193
M Large Cap Growth	216,983	(305,199)	(88,216)	225,844	(250,596)	(24,752)
M Large Cap Value	287,020	(259,699)	27,321	228,586	(289,303)	(60,717)
MFS New Discovery Series - Initial Class	26,007	(4,851)	21,156	385	—	385
MFS New Discovery Series - Service Class	342,581	(612,239)	(269,658)	442,594	(146,432)	296,162
MFS Total Return Series - Initial Class	25,480	(3,023)	22,457
MFS Utilities Series - Initial Class	2,154	(315)	1,839
MFS Utilities Series - Service Class	123,104	(164,099)	(40,995)	201,957	(203,424)	(1,467)
MFS Value Series - Initial Class	42,976	(6,422)	36,554	384	—	384
MFS Value Series - Service Class	592,869	(359,894)	232,975	471,194	(294,327)	176,867
Neuberger Berman Sustainable Equity Class I	7,495	(5,002)	2,493	13,489	(20,977)	(7,488)
PIMCO Global Managed Asset Allocation - Advisor Class	90,047	(133,420)	(43,373)	50,296	(63,669)	(13,373)
PIMCO Global Managed Asset Allocation - Institutional Class	1,283	(39)	1,244
PIMCO Income - Administrative Class	175,570	(91,159)	84,411	277,435	(25,827)	251,608
Royce Micro-Cap Service Class	40,561	(36,221)	4,340	23,409	(39,015)	(15,606)
State Street Total Return V.I.S. Class 3	15,924	(17,495)	(1,571)	54,337	(9,151)	45,186
T. Rowe Price Blue Chip Growth - I	152,116	(19,598)	132,518	679	—	679
T. Rowe Price Blue Chip Growth - II	490,814	(806,166)	(315,352)	498,784	(442,991)	55,793
T. Rowe Price Equity Income - I	81,311	(9,564)	71,747	519	—	519
T. Rowe Price Equity Income - II	409,165	(504,343)	(95,178)	498,012	(291,670)	206,342
VanEck VIP Global Hard Assets Initial Class	490,490	(569,230)	(78,740)	405,549	(386,127)	19,422
Vanguard VIF Mid-Cap Index	48,570	(5,597)	42,973	24	—	24
Vanguard VIF Real Estate Index	24,488	(1,753)	22,735

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2020, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2020, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 26, 2021

We have served as the auditor of Pacific Select Exec Separate Account of Pacific Life Insurance Company since 1988.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Diversified Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Diversified Bond Class P	For the period January 23, 2020 (commencement of operations) through December 31, 2020
Floating Rate Income Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Floating Rate Income Class P	For the period January 29, 2020 (commencement of operations) through December 31, 2020
High Yield Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
High Yield Bond Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Inflation Managed Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Inflation Managed Class P	For the period February 3, 2020 (commencement of operations) through December 31, 2020
Managed Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Managed Bond Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Short Duration Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Short Duration Bond Class P	For the period January 17, 2020 (commencement of operations) through December 31, 2020
Emerging Markets Debt Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Emerging Markets Debt Class P	For the period March 9, 2020 (commencement of operations) through December 31, 2020
Dividend Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Dividend Growth Class P	For the period January 17, 2020 (commencement of operations) through December 31, 2020
Equity Index Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Equity Index Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019
Focused Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Growth Class P	For the period January 15, 2020 (commencement of operations) through December 31, 2020
Large-Cap Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Large-Cap Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Large-Cap Value Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Main Street® Core Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Main Street® Core Class P	For the period January 27, 2020 (commencement of operations) through December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Mid-Cap Equity Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Mid-Cap Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Mid-Cap Growth Class P	For the period January 21, 2020 (commencement of operations) through December 31, 2020
Mid-Cap Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Mid-Cap Value Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019
Small-Cap Equity Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Equity Class P	For the period January 29, 2020 (commencement of operations) through December 31, 2020
Small-Cap Growth Class I (formerly Developing Growth Class I)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Index Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Index Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019
Small-Cap Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Value Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
Value Class I (formerly Comstock Class I)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Value Class P (formerly Comstock Class P)	For the period January 21, 2020 (commencement of operations) through December 31, 2020
Value Advantage Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Value Advantage Class P	For the period January 17, 2020 (commencement of operations) through December 31, 2020
Emerging Markets Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Emerging Markets Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
International Large-Cap Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
International Large-Cap Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
International Small-Cap Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
International Small-Cap Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
International Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Health Sciences Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Health Sciences Class P	For the period March 11, 2020 (commencement of operations) through December 31, 2020
Real Estate Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Real Estate Class P	For the period March 4, 2020 (commencement of operations) through December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Technology Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Technology Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
PSF DFA Balanced Allocation Class D	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from June 22, 2016 (commencement of operations) through December 31, 2016
PSF DFA Balanced Allocation Class P	For the period March 9, 2020 (commencement of operations) through December 31, 2020
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Pacific Dynamix - Conservative Growth Class P	For the period January 27, 2020 (commencement of operations) through December 31, 2020
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Pacific Dynamix - Moderate Growth Class P	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 23, 2019 (commencement of operations) through December 31, 2019
Pacific Dynamix - Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Pacific Dynamix - Growth Class P	For the period January 8, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Conservative Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Conservative Class P	For the period March 9, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Moderate-Conservative Class P	For the period March 9, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Moderate Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Moderate Class P	For the period January 9, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Growth Class P	For the period January 27, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Aggressive-Growth Class P	For the period February 26, 2020 (commencement of operations) through December 31, 2020
Invesco Oppenheimer V.I. Global Series I	For the period January 23, 2020 (commencement of operations) through December 31, 2020
Invesco Oppenheimer V.I. Global Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Series I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019 and the period from May 25, 2018 (commencement of operations) through December 31, 2018
Invesco V.I. International Growth Series I	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
Invesco V.I. International Growth Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
American Century VP Mid Cap Value Class I	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
American Century VP Mid Cap Value Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Asset Allocation Class 2	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 27, 2019 (commencement of operations) through December 31, 2019
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Growth Class 2	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
American Funds IS Growth Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Growth-Income Class 2	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
American Funds IS Growth-Income Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS High-Income Bond Class 2	For the period January 29, 2020 (commencement of operations) through December 31, 2020
American Funds IS International Class 2	For the period January 16, 2020 (commencement of operations) through December 31, 2020
American Funds IS New World Fund® Class 2	For the period January 9, 2020 (commencement of operations) through December 31, 2020
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
BlackRock® Basic Value V.I. Class III	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
BlackRock® Global Allocation V.I. Class I	For the period January 15, 2020 (commencement of operations) through December 31, 2020
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
BNY Mellon VIF Appreciation Service Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
DFA VA International Value	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
DFA VA U.S. Large Value	For the period January 29, 2020 (commencement of operations) through December 31, 2020
DFA VA U.S. Targeted Value	For the period March 30, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Bond Index Service Class 2	For the period January 9, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Contrafund® Initial Class	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Freedom 2030 PortfolioSM Initial Class	For the period January 28, 2020 (commencement of operations) through December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Freedom 2035 PortfolioSM Initial Class	For the period February 10, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Freedom 2045 PortfolioSM Initial Class	For the period January 21, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Freedom Income PortfolioSM Initial Class	For the period January 15, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Freedom Income PortfolioSM Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Growth Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP International Index Service Class 2	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 13, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Mid Cap Initial Class	For the period January 9, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Mid Cap Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Total Market Index Service Class 2	For the period January 7, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Value Strategies Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Templeton Foreign VIP Class 1	For the period January 27, 2020 (commencement of operations) through December 31, 2020
Templeton Foreign VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Templeton Global Bond VIP Class 1	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 13, 2019 (commencement of operations) through December 31, 2019
Templeton Global Bond VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Janus Henderson Enterprise Institutional Shares	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
Janus Henderson Enterprise Service Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Janus Henderson Overseas Institutional Shares	For the period February 28, 2020 (commencement of operations) through December 31, 2020
Janus Henderson Overseas Service Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Lazard Retirement Global Dynamic Multi-Asset Service Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Lazard Retirement International Equity Service Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019 and the period from June 6, 2018 (commencement of operations) through December 31, 2018
ClearBridge Variable Aggressive Growth - Class I	For the period January 21, 2020 (commencement of operations) through December 31, 2020
ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
ClearBridge Variable Mid-Cap - Class I	For the period January 7, 2020 (commencement of operations) through December 31, 2020
ClearBridge Variable Mid Cap - Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Western Asset Variable Global High Yield Bond - Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Lord Abbett Developing Growth Class VC	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Lord Abbett Fundamental Equity Class VC	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Lord Abbett Total Return Class VC	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
M Capital Appreciation	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
M International Equity	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
M Large Cap Growth	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
M Large Cap Value	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
MFS® New Discovery Series - Initial Class	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 13, 2019 (commencement of operations) through December 31, 2019
MFS® New Discovery Series - Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
MFS® Total Return Series - Initial Class	For the period January 8, 2020 (commencement of operations) through December 31, 2020
MFS® Utilities Series - Initial Class	For the period February 24, 2020 (commencement of operations) through December 31, 2020
MFS® Utilities Series - Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
MFS® Value Series - Initial Class	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 13, 2019 (commencement of operations) through December 31, 2019
MFS® Value Series - Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Neuberger Berman Sustainable Equity Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
PIMCO Global Managed Asset Allocation - Advisor Class (formerly PIMCO Global Multi-Asset Allocation - Advisor Class)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
PIMCO Global Managed Asset Allocation - Institutional Class	For the period March 31, 2020 (commencement of operations) through December 31, 2020
PIMCO Income - Administrative Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019 and the period from June 5, 2018 (commencement of operations) through December 31, 2018
Royce Micro-Cap Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
State Street Total Return V.I.S. Class 3	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
T. Rowe Price Blue Chip Growth - I	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
T. Rowe Price Blue Chip Growth - II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
T. Rowe Price Equity Income - I	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019
T. Rowe Price Equity Income - II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
VanEck VIP Global Hard Assets Initial Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Vanguard® VIF Mid-Cap Index	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Vanguard® VIF Real Estate Index	For the period February 3, 2020 (commencement of operations) through December 31, 2020

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2020 and 2019 and

for the years ended December 31, 2020, 2019 and 2018

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2020 and the related notes to consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence that we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2020 and 2019, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2020 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to the discontinued operations of the aircraft leasing business.

March 4, 2021

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,
(In Millions, except share data)	2020	2019
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value	$72,862	$61,806
Fair value option securities (includes VIE assets of $963 and $977)	1,664	1,584
Mortgage loans (includes VIE assets of $2,050 and $1,800)	17,842	16,388
Policy loans	7,700	7,950
Other investments (includes VIE assets of $1,176 and $776)	6,618	5,707
TOTAL INVESTMENTS	106,686	93,435
Cash, cash equivalents, and restricted cash (includes VIE assets of $46 and $57)	5,506	6,111
Deferred policy acquisition costs	4,843	4,804
Other assets (includes VIE assets of $46 and $7)	3,403	2,574
Separate account assets	64,900	60,192
TOTAL ASSETS	$185,338	$167,116
LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$66,136	$60,634
Future policy benefits	26,586	21,684
Debt (includes VIE debt of $1,872 and $1,634)	4,762	4,542
Fair value option debt (represents VIE debt)	913	910
Other liabilities (includes VIE liabilities of $22 and $34)	5,513	4,755
Separate account liabilities	64,900	60,192
TOTAL LIABILITIES	168,810	152,717
Commitments and contingencies (Note 16)
Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Additional paid-in capital	1,669	1,019
Retained earnings	10,047	10,571
Accumulated other comprehensive income	4,523	2,603
Total Stockholder’s Equity	16,269	14,223
Noncontrolling interests	259	176
TOTAL EQUITY	16,528	14,399
TOTAL LIABILITIES AND EQUITY	$185,338	$167,116

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,
(In Millions)	2020	2019	2018
REVENUES
Policy fees and insurance premiums	$5,767	$5,878	$4,750
Net investment income	3,678	3,514	3,243
Net realized investment gain (loss)	(1,228)	(391)	60
Other than temporary impairments	(81)	(19)	(15)
Investment advisory fees	243	265	295
Other income	265	298	264
TOTAL REVENUES	8,644	9,545	8,597

BENEFITS AND EXPENSES
Policy benefits paid or provided	5,386	4,915	3,644
Interest credited to policyholder account balances	1,796	1,633	1,490
Commission expenses	672	877	1,264
Operating and other expenses	1,575	1,503	1,427
TOTAL BENEFITS AND EXPENSES	9,429	8,928	7,825

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES FROM CONTINUING OPERATIONS	(785)	617	772
Provision (benefit) for income taxes from continuing operations	(273)	65	74

INCOME (LOSS) FROM CONTINUING OPERATIONS	(512)	552	698
Discontinued operations, net of taxes (Note 6)		359	229

Net income (loss)	(512)	911	927
Less: net income from continuing operations attributable to noncontrolling interests	(12)	(24)	(3)
Less: income from discontinued operations attributable to noncontrolling interest		(100)	(53)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(524)	$787	$871

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C O M P R E H E N S I V E   I N C O M E   ( L O S S )

	Years Ended December 31,
(In Millions)	2020	2019	2018
NET INCOME (LOSS)	$(512)	$911	$927

Other comprehensive income (loss), net of tax:
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	1,914	2,523	(1,529)
Other, net	6	7	(8)

Other comprehensive income (loss)	1,920	2,530	(1,537)

Comprehensive income (loss)	1,408	3,441	(610)
Less: comprehensive income attributable to noncontrolling interests	(12)	(124)	(56)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$1,396	$3,317	$(666)

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   E Q U I T Y

	Common	Additional Paid-in	Retained	Accumulated Other Comprehensive	Total Stockholder’s	Noncontrolling	Total
(In Millions)	Stock	Capital	Earnings	Income	Equity	Interests	Equity
BALANCES, DECEMBER 31, 2017	$30	$1,023	$9,534	$1,613	$12,200	$695	$12,895
Cumulative effect of adoption of accounting change (Note 1)			29	(3)	26		26
BALANCES, JANUARY 1, 2018	30	1,023	9,563	1,610	12,226	695	12,921
Comprehensive income (loss):
Net income			871		871	56	927
OCI				(1,537)	(1,537)		(1,537)
Total comprehensive income (loss)					(666)	56	(610)
Change in equity of noncontrolling interests						32	32
BALANCES, DECEMBER 31, 2018	30	1,023	10,434	73	11,560	783	12,343
Comprehensive income:
Net income			787		787	124	911
OCI				2,530	2,530		2,530
Total comprehensive income					3,317	124	3,441
Dividend to parent			(650)		(650)		(650)
Equity capital contribution, net of tax, for additional interest in discontinued operation		5			5	194	199
Distributions of noncontrolling interest for sale of discontinued operation (Note 6)		(9)			(9)	(940)	(949)
Change in equity of noncontrolling interests						15	15
BALANCES, DECEMBER 31, 2019	30	1,019	10,571	2,603	14,223	176	14,399
Comprehensive income:
Net income (loss)			(524)		(524)	12	(512)
OCI				1,920	1,920		1,920
Total comprehensive income					1,396	12	1,408
Capital contribution from parent		650			650		650
Change in equity of noncontrolling interests						71	71

BALANCES, DECEMBER 31, 2020	$30	$1,669	$10,047	$4,523	$16,269	$259	$16,528

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) from continuing operations	$(512)	$552	$698
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(35)	(42)	(45)
Depreciation and amortization	101	90	76
Deferred income taxes	(111)	(77)	207
Net realized investment (gain) loss	1,228	391	(60)
Other than temporary impairments	81	19	15
Net change in deferred policy acquisition costs	(469)	(372)	13
Interest credited to policyholder account balances	1,796	1,633	1,490
Net change in future policy benefits	3,087	2,649	1,806
Net change in tax receivables and payables	(666)	126	(30)
Purchases of trading securities	(538)	(890)	(299)
Proceeds from disposals of trading securities	536	439	265
Other operating activities, net	(114)	5	(111)
Net cash provided by operating activities - discontinued operation		548	629
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,384	5,071	4,654

CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
Purchases	(12,635)	(10,755)	(10,513)
Sales	1,267	1,668	1,632
Maturities and repayments	4,638	3,409	2,216
Purchases of fair value option securities	(254)	(857)	(882)
Proceeds from disposals of fair value option securities	245	851	440
Proceeds from sale of equity securities	3	101	641
Fundings of mortgage loans	(2,040)	(2,805)	(2,093)
Repayments of mortgage loans	592	1,348	740
Purchases of real estate	(246)	(878)	(343)
Net change in policy loans	250	25	(294)
Terminations of derivative instruments, net	856	447	445
Proceeds from nonhedging derivative settlements	783	278	311
Payments for nonhedging derivative settlements	(2,146)	(845)	(517)
Purchases of working capital finance investments	(1,656)	(1,000)	(943)
Repayments of working capital finance investments	1,565	951	983
Net change in cash collateral	342	579	(289)
Other investing activities, net	(666)	(140)	(522)
Net cash provided by (used in) investing activities - discontinued operation		1,272	(1,600)
NET CASH USED IN INVESTING ACTIVITIES	(9,102)	(6,351)	(10,588)

(Continued)

See Notes to Consolidated Financial Statements

(Continued)

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2020	2019	2018
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$10,176	$9,867	$9,575
Withdrawals	(7,558)	(6,089)	(5,910)
Issuance of long-term debt	243	359	148
Payments of long-term debt	(87)	(290)	(2)
Issuance of fair value option debt			460
Net change in cash collateral for loaned securities	550	835	472
Dividend to parent		(650)
Capital contribution from parent	650
Other financing activities, net	139	(27)	16
Net cash provided by financing activities - discontinued operation		452	1,258
NET CASH PROVIDED BY FINANCING ACTIVITIES	4,113	4,457	6,017

Net change in cash, cash equivalents, and restricted cash	(605)	3,177	83
Cash, cash equivalents, and restricted cash, beginning of year	6,111	2,274	2,478
Change in cash, cash equivalents, and restricted cash of disposed subsidiary		660	(287)

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF YEAR	$5,506	$6,111	$2,274

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$534	$18	$(54)
Interest paid from continuing operations	229	255	234
Interest paid from discontinued operation		266	216
NON-CASH TRANSACTIONS
Assets received in connection with pension risk transfer transactions	507	221
Noncash decrease in taxes payable	341	135

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

N O T E S   T O   C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

1.                          ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.  Pacific Life and its subsidiaries (the Company) and affiliates have primary business operations consisting of life insurance, annuities, and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and the variable interest entities (VIEs) in which the Company is the primary beneficiary.  All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2).  These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates especially when considering the risks and uncertainties associated with COVID-19 and the impact it may have on our business, results of operations and financial condition.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop.  Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•                  The fair value of investments in the absence of quoted market values

•                  Other than temporary impairment (OTTI) losses of investments

•                  Application of the consolidation rules to certain investments

•                  The fair value of and accounting for derivatives, including embedded derivatives

•                  The capitalization and amortization of deferred policy acquisition costs (DAC)

•                  The liability for future policy benefits, including guarantees

•                  Income taxes

•                  Reinsurance transactions

•                  Litigation and other contingencies

In June 2020, Pacific Life launched a $15 billion funding agreement-backed notes (FABN) program through a special-purpose, unaffiliated statutory trust.  The trust issues senior secured medium-term notes and uses the net proceeds from each sale to purchase one or more funding agreements from Pacific Life.  As of December 31, 2020, Pacific Life had $1.3 billion of FABN funding agreements outstanding, which are recorded within policyholder account balances. In June 2020, Pacific Life also launched a $5 billion funding agreement-backed commercial paper (FABCP) program through a special-purpose, unaffiliated limited liability company.  The limited liability company issues commercial paper and uses the net proceeds from each sale to make a deposit under the associated funding agreement from Pacific Life.  As of December 31, 2020, the Company’s FABCP funding agreement had net deposits of $568 million, which are also recorded within policyholder account balances.  See Note 8.

Certain reclassifications have been made to the 2019 and 2018 consolidated financial statements to conform to the 2020 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2020 through the date the consolidated financial statements were available to be issued.

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19.  The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain.  It is not possible to estimate the ultimate impacts the COVID-19 pandemic may have on the global economy, markets or our business.  Interest rates, credit spreads, and equity market levels have had the most significant effect on the Company’s financial statements.  COVID-19 related claims have not been material through December 31, 2020.  The Company continues to actively monitor direct and indirect impacts of the pandemic on its consolidated financial statements, especially in relation to claims activity and the investments portfolio.

INVESTMENTS

Fixed maturity securities available for sale are reported at fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (loss) (OCI).

Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.  For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities.  When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives.  Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

The Company’s available for sale securities are assessed for OTTI, if impaired.  If a decline in the fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the fair value and net carrying amount of the security.  If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings, specifically OTTI.  If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings, specifically OTTI.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment.  The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI.  The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

For fixed maturity securities in unrealized loss positions, the Company evaluates whether it intends to sell, or will be required to sell the security before anticipated recovery of amortized cost. If a security meets either criteria, it is considered an other than temporary impairment. If a security does not meet either criteria, an analysis is performed on whether projected future cash flows are sufficient to recover the amortized cost.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows.  In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

Realized gains and losses on investment transactions are determined on a specific identification basis at trade date and are included in net realized investment gain (loss).

The Company has elected the fair value option (FVO) method of accounting for a portfolio of U.S. Government securities and syndicated bank loans.  The Company elected the FVO in order to report the investments at fair value with changes in the fair value of these securities recognized in net realized investment gain (loss).  This accounting treatment for the U.S. Government securities will provide a partial offset on income volatility due to the impact of interest rate movements.  The Company has elected the FVO for debt issued from a collateralized loan obligation (CLO) that is classified as a VIE.  The debt and syndicated bank loans were designated as FVO to reduce the impact of market value changes from the CLO on the consolidated financial statements. See Notes 3 and 10.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs.  Interest is recognized and discounts and deferred origination fees are amortized in interest income using the effective interest method based on the contractual life of the mortgage loan.  Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement.  For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s fair value of the underlying collateral of the mortgage loan.

Policy loans are stated at unpaid principal balances.  Interest income is recorded as earned using the contractual interest rate.  Generally, accrued interest is capitalized on the policy’s anniversary date.  Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies.  Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other investments primarily consist of investments in private equity partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, equity securities, trading securities, securities of consolidated investment funds that operate under the Investment Company Act of 1940 (40 Act Funds), and working capital finance investments (WCFI).  Investments in private equity partnerships, joint venture interests and hedge funds are recorded under either the equity method of accounting or at fair value using the net asset value (NAV) per share practical expedient.  The income and changes in fair value for these investments are recorded in net investment income.  Trading securities, equity securities and the securities of the 40 Act Funds are reported at fair value with changes in fair value recognized in net realized investment gain (loss).  WCFIs are held at accreted book value, which approximates fair value due to the short-term nature of the investment.

Real estate investments are carried at depreciated cost, net of write-downs.  For real estate acquired in satisfaction of debt, cost represents fair value at the date of acquisition.  Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying amount of the property (gross cost less accumulated depreciation), the property is considered not recoverable and an impairment loss is recognized as the amount by which the real estate carrying value exceeds its fair value.

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at fair value.  Prior to the adoption of Accounting Standards Update (ASU) 2017-12, if the derivative was designated as a cash flow hedge, the effective portion of changes in the fair value of the derivative was recorded in OCI and reclassified to earnings when the hedged item affected earnings, and the ineffective portion of changes in the fair value of the derivative was recognized in net realized investment gain (loss).  Effective January 1, 2019, the Company adopted ASU 2017-12 which no longer requires the Company to bifurcate the ineffective portion for cash flow hedges.  If the derivative is designated as a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss).  The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item.  For derivative instruments not designated as a hedge, the entire change in fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis.  For derivatives that are hedging investments, these amounts are included in net investment income.  For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses.  For derivatives not designated as a hedge, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis.  Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income, net realized investment gain (loss), or interest credited to policyholder account balances when the forecasted transactions affect earnings.  Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying amount of the hedged item is amortized into either net investment income, interest credited to policyholder account balances, or operating and other expenses over its remaining life.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

Cash and cash equivalents include all short-term, highly liquid investments with a maturity of three months or less from purchase date.  Cash equivalents consist primarily of U.S. Treasury bills and money market securities.  Restricted cash primarily consists of liquidity reserves related to security deposits, commitment fees, cash collateral, cash held in trusts, and property tax impounds.  Restricted cash was $16 million and $14 million as of December 31, 2020 and 2019, respectively.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC.  DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract.  However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed.  The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.  The nature of sales inducements include bonus credits equal to a certain percentage of each deposit.

For universal life (UL), variable annuities, and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts.  Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization.  DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.  DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance.  Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins.  The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.25% depending on the product.  A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period.  In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.  All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (the Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997.  The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $231 million and $238 million as of December 31, 2020 and 2019, respectively.  Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $235 million and $241 million as of December 31, 2020 and 2019, respectively.  The net contribution to income from the Closed Block was ($1) million, $1 million, and zero for the years ended December 31, 2020, 2019, and 2018, respectively.  As of December 31, 2020 and 2019, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired.  Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired.  Goodwill is included in other assets and was $15 million and $35 million as of December 31, 2020 and 2019, respectively.  During the year ended December 31, 2020, a goodwill impairment of $20 million was recorded in operating and other expenses.  There were no goodwill impairments recognized during the years ended December 31, 2019 and 2018.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances relate to UL and investment-type contracts.  UL and interest-sensitive whole life (ISWL) contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments.  Annuity and deposit liabilities include fixed annuities, structured settlements and other payout annuities without life contingencies which are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate.  Funding agreement account balances are calculated using the deposits received, plus interest credited, less withdrawals.  Interest credited to these account balances vary by product and ranged from 0.0% to 8.6%.  The fixed indexed annuity and life indexed account products contain embedded derivatives (Note 7), which are carried at fair value and are presented separate from the related host and other fixed components in Note 8.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and certain immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age, and expenses.  Interest rates used in establishing such liabilities ranged from 0.4% to 11.0%.  Assumptions such as mortality and interest rates are “locked in” upon the issuance of new business.  Although certain assumptions are “locked-in”, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves.  Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.  Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available for sale are included in accumulated other comprehensive income (AOCI).

The liability for future policy benefits includes a liability for unpaid claims, established based on the Company’s estimated cost of settling all claims.  Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.  The estimates used to determine the liability for unpaid claims are derived principally from the Company’s historical experience.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions.  If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 9).  All other GLB guarantees are accounted for as embedded derivatives (Note 7).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC.  Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities.  Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue.  Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations.  Interest rate assumptions ranged from 1.0% to 9.3%.  Future dividends for participating business are provided for in the liability for future policy benefits.  Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses.  The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized DAC.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits.  Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.  As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company.  The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The Company has assumed reinsurance agreements with other insurance companies, which primarily include traditional life reinsurance and non-traditional longevity reinsurance.  Reinsurance agreements related to non-traditional longevity reinsurance are assumed from Pacific Life Re Limited (PLRL), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp.  PLRL is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland, Australia and to insurers in select markets in Asia.  Non-traditional longevity reinsurance provides protection to retirement plans and insurers of such plans against changes in mortality improvement.  With a non-traditional longevity reinsurance transaction, the Company agrees with another party to exchange a predefined benefit and the realized benefit for a premium.

The Company utilizes reinsurance accounting for ceded and assumed transactions when risk transfer provisions have been met.  To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue, benefit and expense accounts.  Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage.  Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities.  Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses.  Reinsurance terminations and recapture gains are recorded in other income.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due.  Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration, and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue.  Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR.  The timing of policy fee revenue recognition is determined based on the nature of the fees.  Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration, and the amortization of DAC.

The Company generates the majority of its revenues and net income from customers located in the U.S.  As of December 31, 2020 and 2019, the Company had foreign investments of $17.9 billion and $15.4 billion, respectively.  Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2020, 2019, and 2018.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund (PSF), an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, the Pacific Funds Series Trust, the investment vehicle for the Company’s mutual fund products and other funds, and the Pacific Life Investment Grade Trade Receivable Fund.  These fees are based upon the NAV of the underlying portfolios and are recorded as earned.  Related subadvisory expense is included in operating and other expenses.

INCOME TAXES

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, the Company determines deferred tax assets and liabilities on the basis of the differences between the consolidated financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse.

The Company recognizes deferred tax assets to the extent that these assets are more likely than not to be realized.

The Company records uncertain tax positions in accordance with the Accounting Standards Codification’s (Codification) Income Taxes Topic on the basis of a two-step process in which (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

The Company recognizes interest and penalties related to unrecognized tax benefits in the provision (benefit) for income taxes in the consolidated statements of operations.  Accrued interest and penalties are included in other liabilities in the consolidated statements of financial condition.  Immaterial amounts of interest and penalties were recognized in the years ended December 31, 2020, 2019, and 2018.

The Company accounts for investment tax credits using the deferral method of accounting.

The Company is accounting for the taxes due on future U.S. inclusions in taxable income related to global intangible low-taxed income as a current period expense when incurred (i.e., using the period cost method).

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement.  Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary.

The Coronavirus Aid, Relief, and Economic Security (CARES) Act, enacted on March 27, 2020, contains certain income tax related provisions.  One of the key provisions allows companies with net operating losses (NOL) originating in 2018, 2019, or 2020 to carry back losses to the five preceding tax years and recover cash taxes paid in those years.  The Company recorded a benefit for the expected carryback of 2020 NOL to the five preceding tax years from 2015 to 2019, some of which were at a higher statutory tax rate than the current year.  See Note 14.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis.  A loss is recorded if the contingent matter is probable of occurring and reasonably estimable.  The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts, as well as other guaranteed and non-guaranteed accounts.  Separate account assets are recorded at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded equal to the amount of separate account assets.  Deposits to separate accounts, investment income, and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows.  Amounts charged to the separate account for mortality, surrender, and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of financial instruments has been determined using available market information and appropriate valuation methodologies.  However, considerable judgment is often required to interpret market data used to develop the estimates of fair value.  Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange.  The use of different market assumptions and/or estimation methodologies could have a material effect on the fair value of the financial instruments.  See Note 11.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In 2016, the Financial Accounting Standards Board (FASB) issued ASU 2016-01 that amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments.  The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments.  The new guidance most significantly impacts equity interests in limited partnership interests and joint ventures currently accounted for under the cost method which are now measured at fair value utilizing the NAV practical expedient in the Codification’s Financial Services - Investment Companies Topic.  Additionally, due to the elimination of historical classification guidance for equity securities (i.e., trading, available for sale), equity securities historically classified as trading and equity securities historically classified as available for sale all are now presented together as equity securities included in other investments and measured at fair value through net income.  The Company adopted this ASU on January 1, 2018 applying the modified retrospective approach.  The impact of this adoption on January 1, 2018 was an increase of $29 million to beginning retained earnings and a reduction of $3 million to AOCI.  See the consolidated statements of equity and Note 12.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued ASU 2020-04, which together with all subsequent amendments, provides guidance on facilitation of the effects of reference rate reform on financial reporting.  The new guidance provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform.  If certain criteria are met, an entity will not be required to remeasure or reassess certain contract modifications that result from the discontinuation of the London Inter-Bank Offered Rate (LIBOR) or another reference rate.  Changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain criteria are met.  Optional expedients also allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief.  This standard may be elected and applied to contract modifications made between March 12, 2020 through December 31, 2022.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2018, the FASB issued targeted improvements to the accounting for long-duration insurance contracts, ASU 2018-12.  The objective of this guidance is to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity.  The new guidance improves the timeliness of recognizing changes in the liability for future policy benefits for traditional long-duration contracts by requiring that underlying cash flow assumptions be reviewed and updated at least annually.  The rate used to discount future cash flows must be based on an upper-medium grade fixed income investment yield.  The change in the reserve estimate as a result of updating cash flow assumptions will be recognized in net income.  The change in the reserve estimate as a result of updating the discount rate assumption will be recognized in OCI.  The new guidance also creates a new category of market risk benefits (i.e., features that protect the contract holder from more than nominal capital market risk) for certain guarantees associated with contracts which are required to be measured at fair value with changes recognized in net income.  In addition, the new guidance simplifies the amortization of deferred policy acquisition costs and other similar capitalized balances (i.e., URR) by requiring such costs to be amortized on a constant-level basis that approximates the straight-line method.  Lastly, the new guidance increases and enhances the disclosures related to long-duration insurance contracts.  The new guidance is effective for fiscal years beginning after December 15, 2024 and interim periods within fiscal years beginning after December 15, 2025.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2016, the FASB issued ASU 2016-13 that provides guidance on the measurement of credit losses for certain financial assets.  This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses.  The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts.  The guidance also requires enhanced disclosures.  This ASU is effective for fiscal years beginning after December 15, 2022 and interim periods within those fiscal years.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2016, the FASB issued ASU 2016-02 that provides guidance on leasing transactions.  The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months.  Consistent with current guidance, leases would be classified as finance or operating leases.  However, unlike current guidance, the new guidance will require both types of leases to be recognized on the consolidated statements of financial condition by the lessee.  Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes.  This ASU is effective for fiscal years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021, and permits a modified retrospective transition approach which includes a number of optional practical expedients. Adoption of this standard on January 1, 2021 will not have a material impact on the Company’s consolidated financial statements.

2.                          STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets, and accounting for deferred income taxes on a different basis.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was ($99) million, $1,716 million, and $869 million for the years ended December 31, 2020, 2019, and 2018, respectively.  Statutory capital and surplus of Pacific Life was $11,364 million and $10,510 million as of December 31, 2020 and 2019, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets, and third party excess of loss reinsurance agreement or note facilities.  As of December 31, 2020, Pacific Life’s total statutory reserve credit was  $2,828 million, of which $1,480 million was supported by third party excess of loss reinsurance agreement and note facilities.  As of December 31, 2019, Pacific Life’s total statutory reserve credit was $2,590 million, of which $1,644 million was supported by third party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of National Association of Insurance Commissioners (NAIC) Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits.  Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department).  PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska.  Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC.  Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Effective December 1, 2019, PAR Vermont entered into a 25 year excess of loss reinsurance agreement (XOL Agreement) with an unrelated third party for a maximum amount of $1.5 billion with an expiration date of December 1, 2044.  The XOL Agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.  The XOL Agreement has been approved as an admissible asset in the amount of the XOL asset value as calculated in accordance with the XOL Agreement by the Vermont Department for PAR Vermont statutory accounting.  As of December 31, 2020 and 2019, the XOL asset value was $627 million and $814 million, respectively.  PAR Vermont admitted $627 million and $814 million as assets in its statutory financial statements as of December 31, 2020 and 2019, respectively.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $1.6 billion.  This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC.  Through this facility, PBRC issued a surplus note with a maturity date of December 2046 and received a promissory note in return with a maturity date of December 2041.  The promissory note is credit enhanced by a highly rated third-party reinsurer for 22 years with a three year extension.  The promissory note has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2020 and 2019, the promissory note amounted to $525 million and $479 million, respectively, and was held in a trust with Pacific Life as beneficiary.  PBRC admitted $525 million and $479 million as an asset in its statutory financial statements as of December 31, 2020 and 2019, respectively.

Pacific Life Re Global Limited (RGBM) (formerly referred to as PLRG) became an indirect, wholly owned subsidiary of Pacific LifeCorp, on March 31, 2020, when Pacific Life Reinsurance (Barbados) Limited, a direct, wholly owned subsidiary of Pacific LifeCorp, was redomiciled to Bermuda.  RGBM assumes U.S. life retrocession business through Pacific Life, as well as other non-U.S. life retrocession business.  Pacific Life has reinsurance agreements with RGBM.  The underlying reinsurance is comprised of coinsurance and YRT treaties.  Pacific Life retrocedes the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to RGBM (RGBM Agreement).  The RGBM Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles.  The statutory accounting reserve credit is supported by a $345 million letter of credit issued to RGBM by a highly rated bank for the benefit of Pacific Life, which expires August 2021.  In connection with the letter of credit, Pacific LifeCorp has provided a guarantee to the bank for certain obligations under the letter of credit agreement.  In addition, Pacific LifeCorp entered into a capital maintenance agreement with RGBM.

Pacific Annuity Reinsurance Company (PARC) was a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance and Financial Institutions (AZ DIFI) and wholly owned by Pacific LifeCorp.  PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life.  Base annuity contracts were reinsured on a modified coinsurance basis and the contract guarantees were reinsured on a coinsurance with funds withheld basis.   In October 2020, Pacific Life recaptured the variable annuity business reinsured by PARC and PARC was dissolved as of December 31, 2020.  The recapture did not have a material impact on the Company’s consolidated financial statements.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2020 and 2019, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company wholly owned by Pacific Life, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS AND CAPITAL CONTRIBUTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp.  Based on these restrictions and 2020 statutory results, Pacific Life could pay $769 million in dividends in 2021 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.  During the years ended December 31, 2020, 2019, and 2018, Pacific Life paid dividends to Pacific LifeCorp of zero, $650 million, and zero, respectively.

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the State of Arizona insurance laws.  These laws require (i) notification to the AZ DIFI for the declaration and payment of any dividend and (ii) approval by the AZ DIFI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Based on these restrictions and 2020 statutory results, PL&A could pay $42 million in dividends to Pacific Life in 2021 without prior regulatory approval, subject to the notification requirement.  During the years ended December 31, 2020, 2019, and 2018, PL&A paid dividends to Pacific Life of $40 million, $41 million, and $40 million, respectively.

During the year ended December 31, 2020, Pacific LifeCorp made a capital contribution to Pacific Life of $650 million that is reported in additional paid-in capital.

3.                          VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary.  A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.  Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

CONSOLIDATED VIEs

The following table presents, as of December 31, 2020 and 2019, the assets and liabilities, which the Company has consolidated because it is the primary beneficiary:

	Assets	Liabilities
	(In Millions)
December 31, 2020:
Commercial mortgage-backed security trusts	$2,056	$1,690
CLO	1,001	930
Sponsored investment funds	1,186	187
Other	38
Total	$4,281	$2,807

December 31, 2019:
Commercial mortgage-backed security trusts	$1,805	$1,525
CLO	1,023	940
Sponsored investment funds	767	113
Other	22
Total	$3,617	$2,578

COMMERCIAL MORTGAGE-BACKED SECURITY TRUSTS

The Company has purchased significant interests in multiple commercial mortgage-backed security trusts secured by commercial real estate properties (CMBS VIEs).  The trusts are classified as VIEs as they have no equity investment at risk and while no future equity infusions should be required to permit the entities to continue their activities, accounting guidance requires trusts with no equity at risk to be classified as VIEs.  The Company has determined that it is the primary beneficiary of the VIEs due to the significant control over the collateral the Company has in the event of a default.  The assets of the CMBS VIEs can only be used to settle their respective liabilities, and the Company is not responsible for any principal or interest shortfalls.  The Company’s exposure is limited to its investment of $365 million and $279 million as of December 31, 2020 and 2019, respectively.  Non-recourse debt consolidated by the Company was $1,685 million and $1,521 million as of December 31, 2020 and 2019, respectively (included in CMBS VIE debt in Note 10).

CLO

The Company provides initial seed capital into sponsored CLO, which are classified as VIEs as they have insufficient equity investment at risk.  The Company has determined that it is the primary beneficiary of these VIEs due to its significant control as the collateral manager.  The Company has elected the FVO method of accounting for $963 million and $977 million of investments in the CLO as of December 31, 2020 and 2019, respectively.  The Company has also elected the FVO method of accounting for $913 million and $910 million of debt issued from the CLO as of December 31, 2020 and 2019, respectively (included in FVO debt - VIE in Note 10).

SPONSORED INVESTMENT FUNDS

The Company has leveraged internal expertise to bring investment strategies/products to sophisticated institutional investors and qualified institutional buyers.  Structured as limited partnerships, the Company has provided the initial investments to provide seed capital for these products for the purpose of refining the investment strategies and developing a performance history.  Based on the design and operation of these entities, the Company concluded that they are subject to consolidation under the VIE rules and that the Company is the primary beneficiary.   Short-term non-recourse debt consolidated by the Company was $187 million and $113 million as of December 31, 2020 and 2019, respectively (included in other VIE debt in Note 10).  The lines of credit associated with this debt have a $245 million borrowing capacity.  The Company’s unfunded commitment to the underlying investments of the limited partnerships was $1,042 million and $867 million as of December 31, 2020 and 2019, respectively.

NON-CONSOLIDATED VIEs

The following table presents the carrying amount and classification of the investments in VIEs in which the Company holds a variable interest but does not consolidate because it is not the primary beneficiary.  The Company has determined that it is not the primary beneficiary of these VIEs because it does not have the power to direct their most significant activities.  Also presented is the maximum exposure to loss which includes the carrying amount plus any unfunded commitments assuming the commitments are fully funded.

	Carrying Amount	Maximum Exposure to Loss
	(In Millions)
December 31, 2020:
Private equity	$760	$1,864
Other	44	130
Total	$804	$1,994

December 31, 2019:
Private equity	$681	$1,362
Other	95	135
Total	$776	$1,497

PRIVATE EQUITY

Private equity are limited partnership investment funds that are reported in other investments.

OTHER NON-CONSOLIDATED VIEs NOT INCLUDED IN THE TABLE ABOVE

As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor.  The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and other asset-backed securities which are reported in fixed maturity securities available for sale, at fair value.  The Company has determined that it is not the primary beneficiary of these structured securities due to the fact that it does not control these entities.  The Company’s maximum exposure to loss for these investments is limited to its carrying amount.  See Note 5 for the net carrying amount and fair value of the structured security investments.

4.                          DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Balance, January 1	$4,804	$5,023	$4,693
Additions:
Capitalized during the year	787	864	871
Amortization:
Impact of assumption unlockings	47	(51)	(38)
All other	(365)	(441)	(846)
Total amortization	(318)	(492)	(884)
Allocated to OCI	(430)	(591)	343
Balance, December 31	$4,843	$4,804	$5,023

Components of the capitalized sales inducement balance included in the DAC asset are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Balance, January 1	$434	$437	$513
Deferred costs capitalized during the year	8	6	9
Amortization of deferred costs	17	(9)	(85)
Balance, December 31	$459	$434	$437

5.                          INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and fair value of fixed maturity securities available for sale are shown below.  The net carrying amount represents amortized cost adjusted for OTTI losses recognized in earnings and fair value hedges (Note 7).  See Note 11 for information on the Company’s fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2020:
U.S. Government	$55	$11		$66
Obligations of states and political subdivisions	2,019	343	$2	2,360
Foreign governments	627	92		719
Corporate securities (1)	53,698	8,071	91	61,678
RMBS (2)	3,053	99	8	3,144
CMBS	1,965	114	35	2,044
Other asset-backed securities	2,747	117	13	2,851
Total fixed maturity securities	$64,164	$8,847	$149	$72,862

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2019:
U.S. Government	$325	$7	$1	$331
Obligations of states and political subdivisions	1,432	233	1	1,664
Foreign governments	543	58	1	600
Corporate securities (1)	48,235	4,373	103	52,505
RMBS (2)	3,098	97	6	3,189
CMBS	1,689	66	4	1,751
Other asset-backed securities	1,702	70	6	1,766
Total fixed maturity securities	$57,024	$4,904	$122	$61,806

(1)              Gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods, were $15 million and $1 million as of December 31, 2020 and 2019, respectively.

(2)              Gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods, were $3 million and $2 million as of December 31, 2020 and 2019, respectively.

The net carrying amount and fair value of fixed maturity securities available for sale as of December 31, 2020, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$1,483	$39	$4	$1,518
Due after one year through five years	13,807	1,185	30	14,962
Due after five years through ten years	21,541	2,768	26	24,283
Due after ten years	19,568	4,525	33	24,060
	56,399	8,517	93	64,823
Mortgage-backed and asset-backed securities	7,765	330	56	8,039
Total fixed maturity securities	$64,164	$8,847	$149	$72,862

The following tables present the fair value and gross unrealized losses on investments where the fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater.

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Millions)
December 31, 2020:
Obligations of states and political subdivisions			$20	$2	$20	$2
Corporate securities	$1,392	$46	496	45	1,888	91
RMBS	563	4	69	4	632	8
CMBS	564	30	67	5	631	35
Other asset-backed securities	333	5	10	8	343	13
Total fixed maturity securities	$2,852	$85	$662	$64	$3,514	$149

December 31, 2019:
U.S. Government	$269	$1			$269	$1
Obligations of states and political subdivisions			$22	$1	22	1
Foreign governments	1	1			1	1
Corporate securities	1,166	15	1,243	88	2,409	103
RMBS	732	2	200	4	932	6
CMBS	165	3	42	1	207	4
Other asset-backed securities	254	2	39	4	293	6
Total fixed maturity securities	$2,587	$24	$1,546	$98	$4,133	$122

The number of securities in an unrealized loss position for less than 12 months as of December 31, 2020 and 2019 were 310 and 319, respectively.  The number of securities in an unrealized loss position for 12 months or greater as of December 31, 2020 and 2019 were 107 and 171, respectively.

The Company has evaluated fixed maturity securities available for sale with gross unrealized losses and has determined that the unrealized losses are temporary.  The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The Company participates in a securities lending program administered by an authorized financial institution whereby certain investment securities are loaned to third parties.  With respect to securities loaned, the Company requires initial cash collateral equal to a minimum of 102% of the fair value of domestic securities loaned.  The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.  The borrower of the loaned securities is permitted to sell or repledge those securities.  The Company may occasionally borrow amounts from the cash collateral for short-term liquidity.  The utilization of the cash collateral is based on conservative forecasts of cash flows and is supported by the cash balance in the general account.  As of December 31, 2020, borrowings from the securities lending cash collateral was zero.  The gross carrying amounts are disclosed in the table below.

Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held.  The Company has made an accounting policy election not to offset the loaned securities and cash collateral liabilities in its consolidated statements of financial condition.

The Company invests cash collateral received from its securities lending arrangements into repurchase agreements (reinvestment portfolio).  The Company requires that all repurchase agreements must have a maximum maturity of 95 days and the interest rate must reset no more than monthly.  All repurchase agreements must be collateralized by U.S. Treasury Securities, U.S. Agency Securities, U.S. Corporate bonds and/or U.S. Equities with a minimum margin of 102%.  Equity repurchase agreements are only overnight and must be collateralized at 105%.  Additionally, all repurchase agreements are indemnified by the Company’s securities lending agent against counterparty default.  When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts, monitoring fair values daily, and securing indemnification from financial institutions with strong financial credit ratings.

The following table presents the Company’s security loans outstanding, reinvestment portfolio and the corresponding collateral held:

	December 31,
	2020	2019
	(In Millions)
Security loans outstanding, fair value (1)	$2,601	$2,058
Reinvestment portfolio, fair value (2)	2,681	2,131
Cash collateral liability (3)	2,681	2,131

(1)   Included in fixed maturity securities available for sale, at fair value and comprised of corporate securities.

(2)   Included in cash, cash equivalents, and restricted cash.  The reinvestment portfolio remaining contractual maturities as of December 31, 2020 are $2,231 million, $200 million and $250 million maturing in 30 days or less, 31 to 60 days and 61 to 90 days, respectively.

(3)   Included in other liabilities.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fixed maturity securities	$2,506	$2,341	$2,080
FVO securities	52	74	52
Mortgage loans	824	756	694
Real estate	243	225	187
Policy loans	218	218	216
Partnerships and joint ventures	90	126	211
Other	64	75	51
Gross investment income	3,997	3,815	3,491
Investment expense	319	301	248
Net investment income	$3,678	$3,514	$3,243

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$47	$35	$33
Gross losses on sales	(16)	(30)	(36)
Total fixed maturity securities	31	5	(3)
FVO and trading securities	144	89	(38)
Equity securities	(8)	27	(21)
Real estate	18	79
Equity total return swaps	165	(275)	54
Equity futures	(1,156)	(33)	(3)
Equity put options	23	(54)	9
Equity call options	586	732	(256)
Foreign currency and interest rate swaps	129	57	16
Synthetic guaranteed interest contract policy fees	53	49	44
Embedded derivatives:
Variable annuity GLB	(353)	27
Fixed indexed annuities	(474)	(565)	44
Life indexed accounts	(341)	(520)	228
Other	(43)	(16)	(8)
Other	(2)	7	(6)
Net realized investment gain (loss)	$(1,228)	$(391)	$60

The tables below summarize OTTI by investment type:

	Recognized in Earnings	Recognized in OCI	Total
	(In Millions)
Year Ended December 31, 2020:
Corporate securities	$61		$61
OTTI - fixed maturity securities	61	—	61
Mortgage loans	14		14
Real estate	6		6
Total OTTI	$81	—	$81

Year Ended December 31, 2019:
Corporate securities	$13		$13
RMBS	6		6
Total OTTI	$19	—	$19

Year Ended December 31, 2018:
Corporate securities	$8		$8
RMBS	1		1
OTTI - fixed maturity securities	9	—	9
Real estate	6		6
Total OTTI	$15	—	$15

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2020	2019
	(In Millions)
Cumulative credit loss, January 1	$91	$164
Additions for credit impairments recognized on:
Securities previously other than temporarily impaired		6
Total additions	—	6

Reductions for credit impairments previously recognized on:
Securities due to an increase in expected cash flows and time value of cash flows	(1)	(1)
Securities sold		(78)
Total subtractions	(1)	(79)
Cumulative credit loss, December 31	$90	$91

Net unrealized gain (loss) recognized in the consolidated statements of operations during the periods presented on securities still held at each period end is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
FVO securities	$105	$77	$(29)
Trading securities	42	13	(10)
Equity securities	1	9	(8)
Other investments measured at NAV	46	29	35

The change in net unrealized gain (loss) in available for sale securities is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fixed maturity securities	$3,793	$4,698	$(2,807)

Trading securities, included in other investments, totaled $818 million and $702 million as of December 31, 2020 and 2019, respectively.  The cumulative net unrealized gain on trading securities as of December 31, 2020 and 2019 was $48 million and $10 million, respectively.

Mortgage loans are primarily collateralized by commercial properties mainly located throughout the U.S.  The geographic distribution of mortgage loans for the top five states or federal districts is as follows:

	December 31,
	2020	2019
	(In Millions)
California	$3,273	$2,942
Texas	2,722	2,501
New York	1,945	1,702
Washington	1,232	1,298
Illinois	1,159	1,127
Other	7,511	6,818
Total mortgage loans	$17,842	$16,388

Included in the December 31, 2020 and 2019 amounts for Texas are $1,050 million for both years and New York are $1,000 million and $750 million, respectively, consolidated from the CMBS VIEs (Note 3).  Included in the December 31, 2020 amounts for Other in the table above are $283 million and $173 million located in Canada and the UK, respectively.  Included in the December 31, 2019 amounts for Other in the table above are $288 million and $169 million located in Canada and the UK, respectively.  The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2020 or 2019.  As of December 31, 2020, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs of less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.  Includes troubled debt restructures performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for troubled debt restructure, impairment and loss is increased.  Includes all loans performing as agreed during the first year of a troubled debt restructure unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored monthly.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

As of December 31, 2020, there were two loans with a book value of $135 million that were considered impaired.  For the year ended December 31, 2020, an impairment loss of $14 million was recognized on the first loan, as the fair value of the underlying collateral was lower than its carrying value.  The book value after write down of the loan was $115 million.  No impairment loss was recorded on the second loan since the fair value of the underlying collateral was higher than its carrying amount.  As of December 31, 2019 and December 31, 2018, there were 3 and 11 loans with a book value of $45 million and $93 million, respectively, that were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic.  When necessary, the Company is providing loan modifications to assist borrowers with their present circumstances.  These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement.  On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are troubled debt restructures (TDR) consistent with the CARES Act.  The Consolidated Appropriations Act, signed into law on December 27, 2020, extended the relief offered in the CARES Act and clarified that insurance companies are covered under the CARES Act.  The Company’s loan modifications fall within the guidance of either the April 7, 2020 Interagency Statement (an approach that was concurred by the FASB) or the CARES Act and do not qualify as TDRs.

As of December 31, 2020, mortgage loans with a total book value of $421 million are in a forbearance period where the Company has provided modifications with principal and/or interest payment relief and these loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2020 and 2019 ($ In Millions):

	December 31, 2020
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$754	2.25							$754	2.25
Apartment	1,441	1.55	$262	1.18					1,703	1.49
Golf course	7	1.40	25	0.57	$32	0.85	$20	0.69	84	0.77
Industrial	520	2.66							520	2.66
Lodging	266	1.49	672	0.27	372	(0.24)	337	(1.25)	1,647	0.04
Mobile home park	182	3.38							182	3.38
Office	3,963	1.95	626	2.17			20	0.62	4,609	1.98
Office - VIE	750	4.36							750	4.36
Residential	84	2.37							84	2.37
Retail	904	1.99	1,952	1.75			185	1.91	3,041	1.83
Retail - VIE	1,300	2.63							1,300	2.63
Construction	1,967		956		245				3,168
Total	$12,138	2.24	$4,493	1.49	$649	(0.15)	$562	(0.08)	$17,842	1.90

	December 31, 2019
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$534	2.28							$534	2.28
Apartment	1,681	1.57	$124	0.97					1,805	1.53
Golf course	24	1.75	13	0.49	$39	0.83	$22	0.74	98	1.00
Industrial	148	1.55							148	1.55
Lodging	1,493	2.40	166	1.47					1,659	2.30
Mobile home park	183	3.15							183	3.15
Office	4,223	1.91	78	2.07			21	0.47	4,322	1.91
Office - VIE	750	3.44							750	3.44
Residential	24	1.52							24	1.52
Retail	3,036	2.07							3,036	2.07
Retail - VIE	1,050	2.75							1,050	2.75
Construction	2,245		534						2,779
Total	$15,391	2.14	$915	1.40	$39	0.83	$43	0.61	$16,388	2.11

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka.  As of December 31, 2020 and 2019, the Company has $102 million of funding agreements issued by the FHLB of Topeka.  The funding agreement liabilities are included in policyholder account balances (Note 8).  As of December 31, 2020 and 2019, mortgage loans with a fair value of $705 million and $277 million, respectively, are in a custodial account pledged as approved collateral for the funding agreements.  The Company is required to purchase stock in FHLB of Topeka each time it receives an advance.

Real estate investments totaled $2,407 million and $2,285 million as of December 31, 2020 and 2019, respectively.

6.                          SALE OF AIRCRAFT LEASING BUSINESS

On December 5, 2019, the Company completed the sale of its ownership in Aviation Capital Group LLC (ACG) to TC Skyward Aviation U.S., Inc.  As the sale of ACG represented a strategic shift that has a major effect on the Company’s operations and financial results, the Company’s aircraft leasing business has been classified as a discontinued operation within the consolidated financial statements for all periods presented.

Upon the closing of the transaction, the Company received cash proceeds of $3.0 billion, recorded a $25 million gain on sale of discontinued operations, net of taxes, and disposed of the Company’s aircraft leasing business.

As of December 31, 2020 and 2019, there were no assets or liabilities related to the discontinued operations.

The following table summarizes the components of discontinued operations, net of taxes, for the years ended December 31, 2019 and 2018:

	Years Ended December 31,
	2019	2018
	(In Millions)
REVENUES
Aircraft leasing revenue	$966	$954
Net investment income		4
Net realized investment loss	(7)	(6)
Other income	141	95
Total revenues	1,100	1,047

BENEFITS AND EXPENSES
Operating expenses	146	182
Depreciation of aircraft	284	352
Interest expense	263	244
Total benefits and expenses	693	778

Income from discontinued operations	407	269
Provision for income taxes from discontinued operations	73	40
Income from discontinued operations, net of taxes	334	229

Gain on sale of discontinued operations	23
Benefit from income taxes from discontinued operations	(2)
Gain on sale of discontinued operations, net of taxes	25

Discontinued operations, net of taxes	$359	$229

7.                          DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, and equity risk.  Derivative instruments are also used to manage the duration mismatch of assets and liabilities.  The Company utilizes a variety of derivative instruments including swaps, futures, and options.  In addition, certain insurance products offered by the Company contain features that are separately accounted for as derivatives.

Accounting for derivatives requires the Company to recognize all derivative instruments as either assets or liabilities at fair value.  The accounting for changes in the fair value (i.e., gains or losses) of derivatives depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship.

DERIVATIVES NOT DESIGNATED AS HEDGING

Equity Derivatives

The Company utilizes equity derivatives to manage equity risk associated with variable annuity GLBs within certain insurance and reinsurance contracts, including those deemed embedded derivatives.  See below for further information on the Company’s embedded derivatives.

Equity total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap.

Equity futures are exchange-traded transactions whereby the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts.  The Company is also required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.

Equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price.

Equity call options are contracts to buy the index at a predetermined time at a contracted price.  These contracts involve the exchange of a premium payment (either paid up front or at the time of exercise) for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.

Foreign Currency Interest Rate Swaps

The Company utilizes foreign currency interest rate swaps primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.  Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets or liabilities to U.S. dollar fixed or floating rate assets or liabilities.  A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts.  The main currencies that the Company economically hedges are the euro, British pound, and Canadian dollar.

Interest Rate Swaps

The Company utilizes interest rate swaps to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities and to manage interest rate risk in variable annuity GLBs.  An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Synthetic Guaranteed Interest Contracts

The Company issues synthetic guaranteed interest contracts (GICs) to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan) that are considered derivatives.  The ERISA Plan uses the contracts in its stable value fixed income option.  The Company receives a fee, recognized in net realized investment gain (loss), for providing book value accounting for the ERISA Plan stable value fixed income option.  In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and fair value.  The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives.  When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the related insurance or reinsurance contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specific holding periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.  These variable annuity GLBs are considered embedded derivatives.  At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially reinsured by third party reinsurers.  These reinsurance arrangements are used to offset a portion of the Company’s exposure to the variable annuity GLBs for the lives of the host variable annuity contracts issued.  The ceded portion of these variable annuity GLBs is considered an embedded derivative.  Until October 2020, the Company also reinsured certain variable annuity contracts with guaranteed minimum benefits to an affiliated reinsurer.

The Company employs economic hedging strategies to mitigate equity and interest rate risk associated with the variable annuity GLBs not covered by reinsurance.  The Company utilizes equity total return swaps, equity futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products.  The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates.  The indexed products contain embedded derivatives.  The Company utilizes equity total return swaps, equity futures and equity call options based upon broad market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index.

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic or international equity index, subject to various caps, thresholds and participation rates.  The life insurance products with indexed accounts contain embedded derivatives.  The Company utilizes equity call options to economically hedge the interest credited to the policyholder based upon the underlying index for its life insurance products with indexed account options.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments.  Gains and losses include the changes in fair value of the derivatives and amounts realized on terminations.  The amounts presented do not include losses from the periodic net payments and amortization of $1,611 million, $705 million, and $320 million for the years ended December 31, 2020, 2019, and 2018, respectively, which are recorded in net realized investment gain (loss).

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Equity total return swaps	$23	$(71)	$44
Equity put options	38	(23)	36
Equity call options	1,199	1,163	41
Foreign currency and interest rate swaps	(25)	12	52
Other	(2)	(1)	(1)
Embedded derivatives:
Variable annuity GLBs	(495)	(105)	(145)
Fixed indexed annuities	(474)	(565)	44
Life indexed accounts	(341)	(520)	228
Other	(43)	(15)	(7)
Total	$(120)	$(125)	$292

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily utilizes interest rate swaps to manage its exposure to variability in cash flows due to changes in benchmark interest rates.  These cash flows include those associated with existing assets and liabilities.  The maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed 11 years.

The effective portion of gains from changes in the fair value of interest rate swaps designated as cash flow hedges recognized in OCI was $31 million for the year ended December 31, 2018.  The ineffective portion of losses recognized in net realized investment gain (loss) was zero for the year ended December 31, 2018.  Effective January 1, 2019, with the adoption of ASU 2017-12, the Company is no longer required to bifurcate ineffectiveness.  Gains (losses) from changes in the fair value of foreign currency and interest rate swaps designated as cash flow hedges recognized in OCI was $4 million for the years ended December 31, 2020 and 2019.

No amounts were reclassified from AOCI to earnings due to forecasted cash flows that were no longer probable of occurring for the years ended December 31, 2020, 2019, and 2018.

All of the hedged forecasted transactions for cash flow hedges were determined to be probable of occurring for the years ended December 31, 2020, 2019, and 2018.

Over the next twelve months, the Company anticipates that $6 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company primarily utilizes foreign currency and interest rate swaps to manage its exposure to variability in fair value due to changes in foreign currencies and benchmark interest rates of its assets and liabilities.

Gains and losses include the changes in fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk.  The Company includes the gain or loss on the derivative in the same line as the offsetting gain or loss on the hedged item.  These amounts do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

The following tables disclose items designated and qualifying as hedged items in fair value hedges:

		Gains (Losses) on		Gains (Losses) on
		Derivative Instrument	Gains (Losses)	Derivative Instrument	Gains (Losses)
Derivative	Hedged	Recognized in Income	on Hedged Item	Recognized in Income	on Hedged Item
Instrument	Item	December 31, 2020		December 31, 2019
(In Millions)
Foreign currency swaps	Fixed maturity securities available for sale	$(81)	$81	$14	$(14)
Interest rate swaps	Fixed maturity securities available for sale	(41)	41	(22)	22

			Carrying Amount of		Cumulative Amount of
Derivative	Hedged		Hedged Assets and Liabilities		Fair Value Hedging
Instrument	Item		December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
(In Millions)
Foreign currency swaps	Fixed maturity securities available for sale		$1,589	$1,034	$(75)	$6
Interest rate swaps	Fixed maturity securities available for sale		522	492	(63)	(22)
Interest rate swaps	Fixed maturity securities available for sale	(1)	24	24	4	4
Interest rate swaps	Debt	(1)	(651)	(659)	(132)	(140)

(1) Hedge accounting has been discontinued.  The cumulative amount of fair value hedging adjustments in the table above represent the amount remaining.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded at fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.  The following table summarizes the notional amount and gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables, and income accruals.  See Note 11 for information on the Company’s fair value measurements and disclosure.

Notional amount represents a standard of measurement of the volume of over the counter (OTC) and exchange-traded derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

	December 31, 2020				December 31, 2019
	Notional	Fair Value			Notional	Fair Value
	Amount	Assets	Liabilities		Amount	Assets	Liabilities
	(In Millions)				(In Millions)
Derivatives designated as hedging instruments:
Foreign currency and interest rate swaps - fair value	$1,865	$(34)	$136	(1)	$1,507	$41	$36	(1)
Interest rate swaps - cash flow	50	9		(1)	50	5		(1)
Total derivatives designated as hedging instruments	1,915	(25)	136		1,557	46	36

Derivatives not designated as hedging instruments:
Equity total return swaps	161		1	(1)	1,695	1	34	(1)
Equity futures	2,867				1,830
Equity put options					482	9		(1)
Equity call options	17,260	1,267	1	(1)	13,916	852	4	(1)
Foreign currency and interest rate swaps	2,715	212	31	(1)	2,146	113	20	(1)
Synthetic GICs	34,144				28,568
Embedded derivatives:
Variable annuity GLBs			1,892	(3)			1,208	(3)
Variable annuity GLB - reinsurance contracts		365		(2)		269		(2)
Fixed indexed annuities			2,185	(4)			1,652	(4)
Life indexed accounts			1,081	(4)			752	(4)
Other		38	154	(5)		26	90	(5)
Total derivatives not designated as hedging instruments	57,147	1,882	5,345		48,637	1,270	3,760
Total derivatives	$59,062	$1,857	$5,481		$50,194	$1,316	$3,796

Location on the consolidated statements of financial condition:

(1) Other investments and other liabilities

(2) Other assets

(3) Future policy benefits

(4) Policyholder account balances

(5) Other assets, policyholder account balances and other liabilities

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral.  Gross amounts include income or expense accruals.  Gross amounts offset include cash collateral received or pledged limited to the gross fair value of recognized derivative assets or liabilities, net of accruals.  Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation.  Gross amounts not offset include asset collateral received or pledged limited to the gross fair value of recognized derivative assets and liabilities.

	Gross Amounts of			Gross Amounts
	Recognized	Gross Amounts		Not Offset -
	Assets/Liabilities (1)	Offset (2)	Net Amounts	Asset Collateral (3)	Net Amounts
	(In Millions)
December 31, 2020:
Derivative assets	$1,053	$(1,005)	$48	$(11)	$37
Derivative liabilities	97	(94)	3	0	3

December 31, 2019:
Derivative assets	$753	$(587)	$166	$(157)	$9
Derivative liabilities	64	(64)	—	0	—

(1)         As of December 31, 2020 and 2019, derivative assets include expense accruals of $287 million and $213 million, respectively, and derivative liabilities include expense accruals of zero and $1 million, respectively.

(2)         As of December 31, 2020 and 2019, the Company received excess cash collateral of $7 million and $13 million, respectively, and provided excess cash collateral of zero and $1 million, respectively, which are not included in the table.

(3)         As of December 31, 2020 and 2019, the Company accepted excess asset collateral of $1 million, which are not included in the table.

COLLATERAL

For OTC derivatives, OTC—cleared derivatives and exchange—traded derivatives, the Company pledges and receives cash and asset collateral.  Cash collateral received from counterparties was $957 million and $541 million as of December 31, 2020 and 2019, respectively.  This unrestricted cash collateral is included in cash, cash equivalents, and restricted cash and the obligation to return it is netted against the fair value of derivatives in other investments or other liabilities.   Cash collateral pledged to counterparties was $161 million and $87 million as of December 31, 2020 and 2019, respectively.  A receivable representing the right to call this collateral back from the counterparty is netted against the fair value of derivatives in other investments or other liabilities.  Net exposure to the counterparty is calculated as the fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received.  If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the fair value is included in other liabilities.

As of December 31, 2020 and 2019, the Company had also accepted collateral, consisting of various securities, with a fair value of $12 million and $158 million, respectively, which are held in separate custodial accounts and are not recorded in the consolidated statements of financial condition.  The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2020 and 2019, none of the collateral had been sold or repledged.  As of December 31, 2020 and 2019, the Company provided collateral in the form of various securities with a fair value of $78 million and zero, respectively, which are included in fixed maturity securities.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to OTC derivatives, which are bilateral contracts between two counterparties.  The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.  The Company currently pledges cash and securities, which are restricted to sale, to satisfy this collateral requirement.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty.  The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.

These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2020 was $37 million.  The maximum exposure to any single counterparty was $13 million as of December 31, 2020.  All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

There are no credit-contingent provisions in the Company’s collateral arrangements for its OTC derivatives that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies, of the Company and/or the counterparty.

Certain of the OTC master agreements include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the fair value of the underlying derivatives.  As of December 31, 2020, the Company’s financial strength ratings were above the specified level.

8.                          POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

Components of the liability for policyholder account balances is as follows:

	December 31,
	2020	2019
	(In Millions)
UL and ISWL	$32,388	$31,101
Annuity and deposit liabilities	28,483	26,962
Fixed indexed annuity embedded derivatives	2,185	1,652
Life indexed account embedded derivatives	1,081	752
Funding agreements	1,999	167
Total	$66,136	$60,634

FUTURE POLICY BENEFITS

Components of the liability for future policy benefits is as follows:

	December 31,
	2020	2019
	(In Millions)
Annuity reserves	$16,233	$13,409
Policy benefits (1)	3,644	3,213
URR (2)	2,314	1,882
Life insurance	2,176	1,627
Variable annuity GLB embedded derivatives	1,892	1,208
Closed Block liabilities	235	241
Other	92	104
Total	$26,586	$21,684

(1)         As of December 31, 2020 and 2019, policy benefits consist primarily of $1,253 million and $1,118 million of liabilities for unpaid claims and $1,898 million and $1,828 million primarily representing single premium immediate annuity reserves, respectively.

(2)         The Company annually revises certain assumptions to develop EGPs for its products subject to URR amortization.  The revised EGPs resulted in decreased URR amortization of $134 million, increased URR amortization of $48 million, and decreased URR amortization of $120 million for the years ended December 31, 2020, 2019, and 2018, respectively.

9.                          SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  These contracts also include various types of GMDB and GLB features.  For a discussion of certain GLBs accounted for as embedded derivatives, see Note 7.

The GMDBs provide a specified minimum return upon death.  Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse.  The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death.  The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years.  Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return.  In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable and fixed annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features.  The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting no earlier than age 59.5, regardless of market performance.  The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2020	2019
	($In Millions)
Return of net deposits:
Separate account value	$54,154	$50,672
Net amount at risk (1)	208	208
Average attained age of contract holders	69 years	69 years

Anniversary contract value:
Separate account value	$13,128	$12,755
Net amount at risk (1)	170	181
Average attained age of contract holders	71 years	70 years

Minimum return:
Separate account value	$762	$755
Net amount at risk (1)	84	114
Average attained age of contract holders	75 years	74 years

(1)  Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,
	2020	2019	2020	2019	2020	2019
	GMIB		GMWBL(2)		GMWBL(3)
	($ In Millions)		($ In Millions)		($ In Millions)
Separate account value	$1,421	$1,410	$8,685	$7,883
Net amount at risk (1)	113	153	185	274	$191	$116
Average attained age of contract holders	66 years	65 years	70 years	69 years	69 years	68 years

(1)         GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31.  Variable annuity GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.  Fixed annuity GMWBL net amount at risk represents the present value of estimated future excess benefit payments at December 31.

(2)         GMWBL related to variable annuities.

(3)         GMWBL related to fixed annuities.

The determination of GMDB, GMIB, and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, rider utilization, and mortality experience.  The following table summarizes the GMDB, GMIB, and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,
	2020	2019	2020	2019	2020	2019	2020	2019
	GMDB		GMIB		GMWBL (1)		GMWBL (2)
	(In Millions)		(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year	$19	$18	$39	$41	$112	$88	$40	$30
Changes in reserves	31	9	20	4	52	24	38	10
Benefits paid	(9)	(8)	(7)	(6)
Balance, end of year	$41	$19	$52	$39	$164	$112	$78	$40

(1)         GMWBL related to variable annuities.

(2)         GMWBL related to fixed annuities.

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2020	2019
	(In Millions)
Asset type:
Equity	$38,749	$35,435
Bonds	15,112	14,318
Other	524	1,145
Total separate account value	$54,385	$50,898

In addition, the Company issues certain life insurance contracts whereby the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse.

FDNLGR liabilities are determined by estimating the expected value of FDNLGR costs incurred when the policyholder account balance is projected to be zero and recognizing those costs over the accumulation period based on total expected assessments.  The assumptions used in estimating the FDNLGR liability are consistent with those used for amortizing DAC.  The FDNLGR costs used in calculating the FDNLGR liability are based on the average FDNLGR costs incurred over a range of scenarios.

The following table summarizes the FDNLGR liability, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	Direct	Ceded	Net
	(In Millions)
Balance, January 1, 2019	$950	$296	$654
Incurred guaranteed benefits	210	50	160
Paid guaranteed benefits	(6)	(4)	(2)
Balance, December 31, 2019	1,154	342	812
Incurred guaranteed benefits	501	105	396
Paid guaranteed benefits	(7)	(5)	(2)
Balance, December 31, 2020	$1,648	$442	$1,206

Information regarding life insurance contracts included in the FDNLGR liability is as follows:

	December 31,
	2020	2019
	($In Millions)
Net amount at risk (1)	$15,297	$15,342
Average attained age of policyholders	64 years	63 years

(1) Represents the amount of death benefit in excess of the current policyholder account balance as of December 31.

10.                   DEBT AND FVO DEBT

SHORT-TERM DEBT

	December 31,
	2020	2019
	(In Millions)
Short-term debt: (1)
Other VIE debt (Note 3)	$187	$113
Total short-term debt	$187	$113

(1) Does not include current maturities of long-term debt.

Pacific Life and PL&A

Pacific Life maintains a $700 million commercial paper program.  There was no commercial paper debt outstanding as of December 31, 2020 and 2019.  In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in June 2023 that will serve as a back-up line of credit to the commercial paper program.  Interest is at variable rates.  This facility had no debt outstanding as of December 31, 2020 and 2019.

Pacific Life and PL&A maintains uncommitted reverse repurchase lines of credit with various financial institutions.  These borrowings are at variable rates of interest based on collateral and market conditions.  There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2020 and 2019.

Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations.  The Company had estimated available eligible collateral of $1.7 billion as of December 31, 2020.  Interest is at variable or fixed rates.  The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2020 and 2019.

PL&A is a member of the FHLB of San Francisco.  PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s statutory net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations.  PL&A had estimated available eligible collateral of $16 million as of December 31, 2020.  Interest is at variable or fixed rates.  PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2020 and 2019.

LONG-TERM DEBT

			December 31,			December 31,
			2020			2019
($ In Millions)	Carrying Amount	Maturity Date	Interest Rate	Interest Payment Frequency	Type	Carrying Amount
Long-term debt:
Surplus notes:
2017 surplus notes (1)	$749	2067	4.3% (2)	Semiannually(2)	Fixed(2)	$749
2013 internal surplus note (3)	406	2043	5.125%	Semiannually	Fixed	406
2010 internal surplus note (3)		2020	6.0%	Semiannually	Fixed	56
2009 surplus notes (1)	385	2039	9.25%	Semiannually	Fixed	385
1993 surplus notes (1)	134	2023	7.9%	Semiannually	Fixed	134
Fair value hedge adjustments - terminated interest rate swap agreements (4)	132	140
Non-recourse long-term debt:
Non-recourse debt (5)	1,105	2022 to 2030	1.8% to 5.4%	Monthly	Variable/Fixed	1,058
CMBS VIE debt (Note 3) (6)	1,685	2025 to 2044	3.3% to 3.6%	Monthly	Fixed	1,521
Total long-term debt	4,596					4,449

Total short-term debt	187					113

Debt issuance cost	(21)					(20)
Total debt	$4,762					$4,542

FVO debt - VIE (Note 3)	$913					$910

(1)         The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life.  All future payments of interest and principal on these surplus notes can be made only with the prior approval of the NE DOI.  The 1993 surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes.  Pacific Life may redeem all or a portion of the 2009 surplus notes at its option at the redemption price described under the terms of the notes and may redeem all or a portion of the 2017 surplus notes at its option at any time on or after October 24, 2047 at the redemption price described under the terms of the notes, subject to the prior approval of the NE DOI noted above.

(2)         Represent rate, frequency, and type through October 23, 2047.  Thereafter until maturity, interest is payable quarterly at a floating rate equal to three-month LIBOR for deposits in U.S. dollars plus 2.796%.

(3)         The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million (the 2010 internal surplus note) and $500 million (the 2013 internal surplus note).  The 2010 surplus note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  The 2013 surplus note is an unsecured debt obligation of the Company and ranks equally with the Company’s existing and future surplus notes or similar obligations.  The 2013 surplus note is subordinated in right of payment to all other existing and future senior indebtedness of the Company and to present and future claims under insurance policies and annuity contracts issued by the Company.  All future payments of interest and principal on these internal surplus notes can be made only with the prior approval of the NE DOI.

(4)         Pacific Life previously terminated interest rate swaps converting the 1993 surplus notes and 2009 surplus notes to variable rate notes.  As a result, fair value hedge adjustments were recorded to the net carrying amount of each note and are being amortized as a reduction to interest expense over the remaining life of the surplus notes using the effective interest method.  The total unamortized fair value hedge adjustments as of December 31, 2020 for the 1993 surplus notes and 2009 surplus notes were $15 million and $117 million, respectively.  The total unamortized fair value hedge adjustments as of December 31, 2019 for the 1993 surplus notes and 2009 surplus notes were $19 million and $121 million, respectively.

(5)         As of December 31, 2020 and 2019, $1,056 million and $1,008 million, respectively, was outstanding on various real estate property related loans entered into by certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life.  These loans are secured by real estate properties.  Also included in other non-recourse debt is $49 million and $50 million as of

December 31, 2020 and 2019,  respectively, on a secured borrowing due to an unrelated third party.  The collateral for the amount borrowed is a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate property.

(6)         This debt is secured by commercial real estate property and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.  See Note 3.

Interest expense is included in operating and other expenses and was $242 million, $266 million, and $238 million for the years ended December 31, 2020, 2019, and 2018, respectively.

Certain of the Company’s debt instruments and credit facilities contain various administrative, reporting, legal, and financial covenants.  The Company believes it was in compliance with all such covenants as of December 31, 2020.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

	Surplus	Non-recourse
	Notes	Debt	Total
	(In Millions)
Years Ending December 31:
2021		$4	$4
2022		207	207
2023	$134	77	211
2024		224	224
2025		88	88
Thereafter	1,545	505	2,050
Total	$1,679	$1,105	$2,784

The table above excludes short-term debt, VIE debt, fair value hedge adjustments, and original issue discount fees of $5 million.

FVO DEBT

As of December 31, 2020 and 2019, the Company had FVO debt from CLOs classified as VIEs (Note 3) of $913 million and $910 million, respectively, with floating interest rates that range from three month LIBOR plus 1.09% to 6.68%, with maturities ranging from 2029 to 2031.  This debt is secured by syndicated bank loans, is non-recourse to the Company and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.

11.                   FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value.  The determination of fair value requires the use of observable market data when available.  The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1              Unadjusted quoted prices for identical instruments in active markets.  Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2              Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3              Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2020 and 2019.

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2020:
Assets:
U.S. Government		$66				$66
Obligations of states and political subdivisions		2,317	$43			2,360
Foreign governments		719				719
Corporate securities		58,802	2,876			61,678
RMBS		3,137	7			3,144
CMBS		1,994	50			2,044
Other asset-backed securities		2,339	512			2,851
Total fixed maturity securities	—	69,374	3,488	—	—	72,862

FVO securities		1,664				1,664

Other investments:
Trading securities		818				818
Equity securities	$19	13				32
Other investments (2)	5	362	11			378
Other investments measured at NAV (3)						1,498
Total other investments	24	1,193	11	—	—	2,726

Derivatives:
Foreign currency and interest rate swaps		187		$187	$(132)	55
Equity derivatives			1,267	1,267	(61)	1,206
Embedded derivatives			403	403		403
Total derivatives	—	187	1,670	1,857	(193)	1,664

Separate account assets:
Separate account assets	64,393					64,393
Separate account assets measured at NAV (3)						507
Total separate account assets (4)	64,393	—	—	—	—	64,900
Total	$64,417	$72,418	$5,169	$1,857	$(193)	$143,816

Liabilities:
FVO debt		$913				$913

Derivatives:
Foreign currency and interest rate swaps		167		$167	$(132)	35
Equity derivatives			$2	2	(61)	(59)
Embedded derivatives			5,312	5,312		5,312
Total derivatives	—	167	5,314	5,481	(193)	5,288
Total	—	$1,080	$5,314	$5,481	$(193)	$6,201

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2019:
Assets:
U.S. Government		$331				$331
Obligations of states and political subdivisions		1,642	$22			1,664
Foreign governments		600				600
Corporate securities		49,912	2,593			52,505
RMBS		3,149	40			3,189
CMBS		1,663	88			1,751
Other asset-backed securities		1,478	288			1,766
Total fixed maturity securities	—	58,775	3,031	—	—	61,806

FVO securities		1,584				1,584

Other investments:
Trading securities		702				702
Equity securities	$90	16				106
Other investments (2)	15	199	9			223
Other investments measured at NAV (3)						1,079
Total other investments	105	917	9	—	—	2,110

Derivatives:
Foreign currency and interest rate swaps		159		$159	$(79)	80
Equity derivatives			862	862	(248)	614
Embedded derivatives			295	295		295
Total derivatives	—	159	1,157	1,316	(327)	989

Separate account assets:
Separate account assets	59,772					59,772
Separate account assets measured at NAV (3)						420
Total separate account assets (4)	59,772	—	—	—	—	60,192
Total	$59,877	$61,435	$4,197	$1,316	$(327)	$126,681

Liabilities:
FVO debt		$910				$910

Derivatives:
Foreign currency and interest rate swaps		56		$56	$(79)	(23)
Equity derivatives			$38	38	(248)	(210)
Embedded derivatives			3,702	3,702		3,702
Total derivatives	—	56	3,740	3,796	(327)	3,469
Total	—	$966	$3,740	$3,796	$(327)	$4,379

(1)         Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty.

(2)         Excludes investments accounted for under the equity method of accounting.

(3)         Certain investments that do not have a readily determinable fair value are measured using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

(4)         Separate account assets are measured at fair value.  Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities.  Separate account liabilities are measured to equal the fair value of separate account assets.  Excluded are the separate account assets measured at NAV discussed below.

As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value.  The following table lists information regarding these investments as of December 31, 2020.

Asset Class and Investment Strategy (1)	Fair Value	Redemption Frequency	Remaining Lock-Up Period	Redemption Notice Period	Outstanding Commitment
	($In Millions)
Private equity funds	$1,498	None (2)	N/A	N/A	$1,370

Separate account hedge funds	507	Monthly	None to 3 years	5 - 185 days	—
		Quarterly
		Semi-Annually
		Annually

Total measured at NAV	$2,005				$1,370

(1)         There are multiple Investment strategies within the separate account hedge funds investing in U.S. and international equity, fixed income, real estate, derivatives, and privately held companies.

(2)         Distributions by these investments are generated from liquidation of the underlying assets of the funds, which are determined by the general partner.  The Company is not aware of any announcements of planned liquidations.

FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date.  This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value and the controls that surround the valuation process.  The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, FVO, TRADING, AND EQUITY SECURITIES

The fair values of fixed maturity securities available for sale, FVO, trading, and equity securities are determined by management after considering external pricing sources and internal valuation techniques.  For securities with sufficient trading volume, prices are obtained from third party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value.  Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities.  The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value.  If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared.  Upon evaluation, the Company determines which source represents the best estimate of fair value.  Overrides of third-party prices to internally-developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio.  In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available.  Generally, this includes using an actively-traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds.  These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants, and risk managers.  Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third party pricing service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate.  Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3.  Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.  Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process.  Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers.  Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades.  A group comprised of the Company’s investment accountants, portfolio managers and analysts, and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process.  These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable fair value.  Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market.  These non-marketable equity securities are classified as Level 3 assets.  Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, FVO, trading, and equity securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures.  The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value the equity total return swaps.  The derivatives are valued using mid-market inputs that are predominantly observable in the market.  Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility, and equity index levels.  On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses.  Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants.  Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

All of the OTC derivatives were priced by valuation models as of December 31, 2020 and 2019.  A credit valuation analysis was performed for all derivative positions that are uncollateralized to measure the nonperformance risk that the counterparties to the transaction will be unable to perform under the contractual terms and was determined to be immaterial as of December 31, 2020.  Nonperformance risk is the Company’s market-perceived risk of its own or the counterparty’s nonperformance.

Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps.  The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility, and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps.  Also classified in Level 3 are embedded derivatives in certain insurance and reinsurance contracts.  These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk, and, to a lesser extent, market fees, and broker quotations.  A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items.  As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3.  Below is a description of the Company’s fair value methodologies for these embedded derivatives.

Fair value is calculated as an aggregation of fair value and additional risk margins including behavior risk margin, mortality risk margin, and credit standing adjustment.  The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants.  Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•                  Behavior risk margin:  This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.  This component includes assumptions about withdrawal utilization and lapse rates.

•                  Mortality risk margin:  This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•                  Credit standing adjustment:  This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value as a summarized total on the consolidated statements of financial condition.  The fair value of separate account assets is based on the fair value of the underlying assets.  Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity securities and hedge funds.

Level 1 assets include mutual funds that are valued based on reported NAVs provided by fund managers daily and can be redeemed without restriction.  Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices.  Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity securities.  The pricing methodology and valuation controls are the same as those previously described in fixed maturity securities available for sale.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2020	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2020
	(In Millions)
Obligations of states and political subdivisions	$22					$22		$(1)	$43
Corporate securities	2,593	$(31)	$20	$746	$(1,570)	1,488	$(109)	(261)	2,876
RMBS	40	(1)		14	(133)	110		(23)	7
CMBS	88		(10)	8	(41)	5			50
Other asset-backed securities	288		42	35	(284)	547		(116)	512
Total fixed maturity securities	3,031	(32)	52	803	(2,028)	2,172	(109)	(401)	3,488

Trading securities				2	(4)	4	(2)		—
Other investments	9	1				62	(61)		11

Derivatives, net: (1)
Equity derivatives	824	1,053				211		(823)	1,265
Embedded derivatives	(3,407)	(1,353)				(663)		514	(4,909)
Total derivatives	(2,583)	(300)	—	—	—	(452)	—	(309)	(3,644)

Total	$457	$(331)	$52	$805	$(2,032)	$1,786	$(172)	$(710)	$(145)

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2019	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2019
	(In Millions)
Obligations of states and political subdivisions	$23		$(1)						$22
Corporate securities	1,707	$(15)	134	$156	$(218)	$1,080	$(61)	$(190)	2,593
RMBS	10		1		(315)	383		(39)	40
CMBS	21		4	2	(61)	122			88
Other asset-backed securities	358	1	10	1	(171)	157	(17)	(51)	288
Total fixed maturity securities	2,119	(14)	148	159	(765)	1,742	(78)	(280)	3,031

Other investments	8					1			9

Derivatives, net: (1)
Equity derivatives	84	923				222		(405)	824
Embedded derivatives	(1,775)	(1,206)				(773)		347	(3,407)
Total derivatives	(1,691)	(283)	—	—	—	(551)	—	(58)	(2,583)

Total	$436	$(297)	$148	$159	$(765)	$1,192	$(78)	$(338)	$457

(1)         Excludes derivative net settlements of ($484) million and ($666) million for the years ended December 31, 2020 and 2019, respectively, that are recorded in net realized investment gain (loss).  Excludes synthetic GIC policy fees of $53 million and $49 million for the years ended December 31, 2020 and 2019, respectively, that are recorded in net realized investment gain (loss).  Excludes embedded derivative policy fees of $142 million and $132 million for the years ended December 31, 2020 and 2019, respectively, that are recorded in net realized investment gain (loss).

The transfers out of Level 3 fixed maturity securities of $2.0 billion for the year ended December 31, 2020 were driven by the discontinuation of matrix model pricing and use of market observable inputs in valuation methodologies, including the utilization of major independent pricing service information, as well as decreases in interest rates, offset by widening credit spreads.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2020:
Corporate securities	$7	$(6)	$(32)	$(31)
RMBS	(1)			(1)
Total fixed maturity securities	6	(6)	(32)	(32)

Other investments	1			1

Equity derivatives		1,053		1,053
Embedded derivatives		(1,353)		(1,353)
Total derivatives	—	(300)	—	(300)
Total	$7	$(306)	$(32)	$(331)

	Net	Net Realized
	Investment	Investment
	Income	Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2019:
Corporate securities	$7	$(10)	$(12)	$(15)
Other asset-backed securities		1		1
Total fixed maturity securities	7	(9)	(12)	(14)
Equity derivatives		923		923
Embedded derivatives		(1,206)		(1,206)
Total derivatives	—	(283)	—	(283)
Total	$7	$(292)	$(12)	$(297)

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2020	2019
	(In Millions)
Fixed maturity securities (1)	$55	$119

Derivatives, net: (2)
Equity derivatives	1,040	697
Embedded derivatives	(1,413)	(1,080)
Total	$(318)	$(264)

(1) Amounts are recognized in OCI.

(2) Amounts are recognized in net realized investment gain (loss).

The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement and the sensitivity of the fair value to changes in those inputs for Level 3 assets and liabilities as of December 31, 2020 ($ In Millions).

	Fair Value	Predominant	Significant	Range	Impact of Increase in
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)	Input on Fair Value (5)
Obligations of states and political subdivisions	$43	Discounted cash flow	Spread (1)	816-828 (825)	Decrease
		Market pricing	Quoted prices (2)	102-125 (106)	Increase

Corporate securities	2,876	Discounted cash flow	Spread (1)	95-1162 (297)	Decrease
		Market pricing	Quoted prices (2)	82-135 (102)	Increase

RMBS	7	Market pricing	Quoted prices (2)	102-159 (122)	Increase

CMBS	50	Discounted cash flow	Spread (1)	75-581 (535)	Decrease
			Prepayment rate	0%	N/A
			Default rate	0%	Decrease (6)
			Severity	0%	Decrease (6)

Other asset-backed securities	512	Discounted cash flow	Spread (1)	30-492 (170)	Decrease
		Market pricing	Quoted prices (2)	80-131 (109)	Increase
		Cap at call price	Call price	100	N/A

Other investments	11	Redemption value	Redemption value (3)	100	N/A

Equity derivatives (4)	1,265	Option pricing model	Equity volatility	7% - 78%	Increase (7)

Embedded derivatives (4)	(4,909)	Option pricing techniques	Equity volatility	7% - 78%	Increase (8)
			Mortality:
			Ages 0-40	0.01% - 0.17%	Decrease (9)
			Ages 41-60	0.05% - 0.55%	Decrease (9)
			Ages 61-120	0.31% - 100.00%	Decrease (9)
			Mortality improvement	0.00% - 4.59%	Increase (10)
			Withdrawal utilization	0.00% - 99.0%	Varies by product (11)
			Lapse rates	0.00% - 100%	Decrease (12)
			Credit standing adjustment	0.2% - 1.23%	Decrease (13)
Total	$(145)

(1)                     Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure, and credit quality.

(2)                     Independent third-party quotations were used in the determination of fair value.

(3)                     Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

(4)                     Since the valuation methodology for equity derivatives and embedded derivatives uses a range of inputs that vary at the contract level, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

(5)                     The impact of a decrease in input would have the opposite impact on fair value as that presented in the table.  For any given annuity contract, each assumption varies throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)                     Changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)                     Changes in fair values are based on long U.S. dollar positions and will be inversely impacted for short U.S. dollar positions.

(8)                     Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available, and vary by equity index.  The assumption is based on historical realized equity volatility.

(9)                     Mortality rates vary by age, gender, policy year, and mortality segments.  Mortality rate assumptions are based on Company experience.  There are two mortality segments: the plus segment consists of policies without a lifetime guaranteed minimum withdrawal benefits (GMWB) rider; the minus segment consists of policies with a lifetime GMWB rider.  An increase in the mortality assumption results in an increase (decrease) in the fair value for policies in the plus (minus) segment.  As of December 31, 2020, the majority of policies in scope are in the minus segment.

(10)              Mortality improvement varies by age, gender, calendar year, and mortality segment.  Mortality improvement assumptions are based on Company experience.  Mortality segments are defined in (9) above.  An increase in the mortality improvement assumption results in a decrease (increase) in the fair value for policies in the plus (minus) segment.

(11)              The withdrawal utilization assumption estimates the percentage of contractholders with a GMWB benefit who will elect to utilize the benefit.  The assumption varies by the type of GMWB, tax qualification status, policy size, and age at rider issue.  Withdrawal utilization assumptions are based on Company experience.  An increase in the withdrawal utilization assumption results in an increase (decrease) in the fair value for variable (fixed indexed) annuities.

(12)              Variable annuity lapse rates vary by policy size, commission option, single/joint life status, surrender charge duration, age, policy month, amount of time until the end of the rider utilization waiting period (if any), and the amount by which the guaranteed amount is greater than the account value.  Fixed indexed annuity lapse rates consist of a base lapse rate that varies by product and policy year, and a dynamic adjustment based on how the credited rate on the contract compares to competitor rates.  Lapse rate assumptions are based on Company experience.

(13)              The credit standing adjustment represents the Company’s nonperformance risk spread, and varies by duration.  The assumption is based on Barclays financial credit spreads.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at fair value on a nonrecurring basis.  The fair value measurement is nonrecurring as these assets are measured at fair value only when there is a triggering event (e.g., an evidence of impairment).  The following table presents assets measured at fair value (at the relevant remeasurement date) that are still held as of December 31, 2020 and 2019 (In Millions):

	December 31,
	December 31, 2020	December 31, 2019
Mortgage loans	$115	—

Mortgage Loans

The fair value after measurement for impaired mortgage loans was based on the valuation of the underlying real estate collateral net of estimated costs to sell.  These loans are classified as Level 3 assets.

The Company did not have any other significant nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2020 and 2019.

The carrying amount and fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	Fair Value	December 31, 2020		December 31, 2019
	Hierarchy	Carrying		Carrying
	Level	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	Level 3	$17,842	$18,205	$16,388	$17,391
Policy loans	Level 3	7,700	7,700	7,950	7,950
Cash and cash equivalents	Level 1	5,490	5,490	6,097	6,097
Restricted cash	Level 1	16	16	14	14
Liabilities:
Funding agreements	Level 2	1,999	2,021	167	168
Annuity and deposit liabilities	Level 3	28,483	29,481	26,962	26,962
Short-term debt	Level 2	187	187	113	113
Long-term debt	Level 2	4,596	5,128	4,449	4,785

This table excludes the following financial instruments: accrued investment income receivables and payables, cash collateral liability for securities lending, and collateral receivables and payables for derivatives.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates.  The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2020 and 2019:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts.  Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS

The primary methods used to estimate the fair value of funding agreements are based on the rates currently offered for deposits of similar remaining maturities, or discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily include fixed indexed and fixed rate deferred annuities without mortality or morbidity risks and structured settlement and other payout annuities without life contingencies.  Fixed indexed and fixed rate deferred annuities, which can be withdrawn upon demand, are carried at the accumulated account values, which approximate fair value.  Fixed indexed annuity embedded derivatives are presented separately from annuity and deposit liabilities.  The fair value of structured settlement and other payout annuities without life contingencies is estimated based on discounted cash flow methodologies using observable and unobservable inputs.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.  The fair value of long-term debt is based on market quotes or discounting estimated future cash flows using market rates, except for certain VIE debt and non-recourse debt, for which an analysis is performed to ensure the carrying amounts are reasonable estimates of their fair values.

12.                   OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity.  The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized
	Gain (Loss) on		Gain (Loss)
	Securities Available		on	Other,	Total
	for Sale, Net (1)		Derivatives	Net	AOCI
	(In Millions)
Balance, December 31, 2017	$1,537		$93	$(17)	$1,613
Cumulative effect of adoption of accounting change (Note 1)	(3)				(3)
Revised balance, January 1, 2018	1,534		93	(17)	1,610
Change in OCI before reclassifications	(1,978	)(2)	30	(8)	(1,956)
Income tax (expense) benefit	416		(6)		410
Loss reclassified from AOCI	12		12
Income tax benefit	(3)				(3)
Balance, December 31, 2018	(19)		117	(25)	73
Change in OCI before reclassifications	3,177	(2)	6	9	3,192
Income tax expense	(667)			(2)	(669)
(Gain) loss reclassified from AOCI	14		(5)		9
Income tax expense (benefit)	(3)		1		(2)
Balance, December 31, 2019	2,502		119	(18)	2,603
Change in OCI before reclassifications	2,440	(2)	(50)	11	2,401
Income tax (expense) benefit	(510)		11	(5)	(504)
(Gain) loss reclassified from AOCI	30		(1)		29
Income tax benefit	(6)				(6)
Balance, December 31, 2020	$4,456		$79	$(12)	$4,523

(1)         See Note 4 and Note 8 for information related to DAC and future policy benefits.

(2)         Includes allocation of the combined net holding increase (reduction) from DAC, URR, and future policy benefits of ($1,323) million, ($1,507) million, and $848 million for the years ended December 31, 2020, 2019, and 2018, respectively.

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the consolidated statements of operations.  Amounts are shown gross of tax.

	Years Ended December 31,
Reclassification adjustments:	2020	2019	2018
	(In Millions)
Unrealized (gain) loss on securities available for sale, net:
Sale of securities available for sale (1)	$(31)	$(5)	$3
OTTI recognized on securities available for sale (2)	61	19	9
Total unrealized (gain) loss on securities available for sale, net	30	14	12

Derivatives reclassification, net	(1)	(5)

Total amounts reclassified from AOCI	$29	$9	$12

Location on the consolidated statements of operations:

(1) Net realized investment gain (loss)

(2) OTTI

13.                   REINSURANCE

The accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk.  The Company periodically reviews, and modifies as appropriate, the estimates and assumptions used to establish assets and liabilities relating to assumed and ceded reinsurance.  Reinsurance receivables, included in other assets, were $1,398 million and $1,157 million as of December 31, 2020 and 2019, respectively.  Reinsurance payables, included in other liabilities, were $228 million and $290 million as of December 31, 2020 and 2019, respectively.

The components of insurance premiums are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Direct premiums	$2,963	$2,761	$1,719
Reinsurance assumed (1)	903	938	996
Reinsurance ceded	(471)	(434)	(437)
Insurance premiums	$3,395	$3,265	$2,278

(1)         Included are $69 million, $56 million and $56 million of assumed premiums from PLRL for each of the years ended December 31, 2020, 2019, and 2018, respectively.

14.                   INCOME TAXES

The provision (benefit) for income taxes from continuing operations is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Current	$(162)	$142	$(133)
Deferred	(111)	(77)	207
Total	$(273)	$65	$74

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 21% for income taxes from continuing operations is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Provision (benefit) for income taxes at the statutory rate	$(165)	$129	$162
Benefit of NOL carryback under CARES Act	(84)
Dividends received deduction	(31)	(31)	(31)
Tax credits	(17)	(24)	(33)
Remeasurement of operating deferred taxes	(49)
Tax on foreign investments	10
Foreign tax credit adjustments	8	5	41
Other	6	(14)	(16)
Provision (benefit) for income taxes from continuing operations	$(273)	$65	$74

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2020	2019
	(In Millions)
Deferred tax assets:
Investments including derivatives	$872	$638
Policyholder reserves	719	610
Deferred compensation	62	65
Other	165	148
Total deferred tax assets	1,818	1,461

Deferred tax liabilities:
DAC	(770)	(715)
Derivatives	(622)	(540)
Partnership investments	(78)	(67)
Depreciation	(106)	(8)
Other	(10)	(10)
Total deferred tax liabilities	(1,586)	(1,340)

Net deferred tax asset	232	121
Unrealized gain on derivatives and securities available for sale	(1,206)	(701)
Other adjustments	4	9
Net deferred tax liability	$(970)	$(571)

The Company does not have any NOL or tax credit carryovers as of December 31, 2020.

Management has assessed that it is more likely than not that the Company’s deferred tax assets as of December 31, 2020 will be realized through projected future taxable income and the reversal of existing deferred tax liabilities listed above.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (In Millions):

Balance as of January 1, 2018	$—
Increase - prior year positions	41
Balance as of December 31, 2018	41
Increase - prior year positions	5
Increase - current year positions	41
Balance as of December 31, 2019	87
Increase - prior year positions	18
Balance as of December 31, 2020	$105

As of December 31, 2020, the Company had $105 million of unrecognized tax benefit which relate primarily to foreign tax credits previously claimed and state tax on intercompany transactions.

The Company does not expect material changes to its unrecognized tax benefits for the twelve month period following the reporting date.

PMHC files income tax returns in U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities.  The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2016, and will begin the examination of tax years 2017 and 2018 in the first quarter of 2021.  The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals.  The State of California is auditing the tax year ended December 31, 2009 and certain issues are under appeals.  The Company does not expect the current Federal and California audits to result in any material assessments.

On December 22, 2017, tax reform legislation formally known as the Tax Cuts and Jobs Act (the Act) was enacted, which significantly revised the U.S. corporate income tax system.  Following the guidance in Staff Accounting Bulletin No. 118, the Company recorded certain effects of the Act as provisional estimates for the year ended December 31, 2017 and completed the accounting for the tax impact of the Act based on legislative updates during the year ended December 31, 2018.

Specifically, an adjustment was recorded during the year ended December 31, 2018 for additional income tax benefit of $49 million for the remeasurement of the Company’s U.S. net deferred tax liabilities as a result of certain tax positions taken on the 2017 tax return filing.

15.                   TRANSACTIONS WITH RELATED PARTIES

PLFA serves as the investment adviser for the PSF, the Pacific Funds Series Trust (PFST), and the Pacific Life Investment Grade Trade Receivable Fund.  Investment advisory and other fees are based primarily upon the NAV of the underlying portfolios.  These fees, included in investment advisory fees, amounted to $251 million, $300 million, and $334 million for the years ended December 31, 2020, 2019, and 2018, respectively.  Pacific Life provides general administrative or investment management services to PMHC, PLC and other affiliates.  These fees amounted to $17 million, $11 million, and $13 million for the years ended December 31, 2020, 2019, and 2018, respectively.

Additionally, the PSF and PFST have service and other plans whereby the funds pay Pacific Select Distributors, LLC (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the funds, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable life insurance policyholders and variable annuity contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services.  For the years ended December 31, 2020, 2019, and 2018, PSD received $93 million, $100 million, and $111 million, respectively, in service and other fees from the PSF and PFST, which are recorded in other income.

Pacific Life and PL&A’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration.  The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from Pacific Life and PL&A.  Consequently, substantially all of the Pacific Life and PL&A’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for future policy benefits are insurance contracts with the affiliated assignment company with contract values of $4.6 billion and $4.4 billion as of December 31, 2020 and 2019, respectively.  Related to the insurance contracts, Pacific Life and PL&A received $368 million, $567 million and $469 million of insurance premiums and paid $292 million, $270 million, and $235 million of policy benefits for the years ended December 31, 2020, 2019, and 2018, respectively.  In addition, included in the liability for policyholder account balances are investment contracts with the affiliated assignment company of $4.0 billion and $3.7 billion as of December 31, 2020 and 2019, respectively.

16.                   COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in mortgage loans, limited partnerships, fixed maturity securities, and other investments, as follows (In Millions):

			Fixed Maturity
		Limited	Securities and
Years Ending December 31:	Mortgage Loans	Partnerships	Other Investments	Total
2021	$438	$588	$1,278	$2,304
2022	309	372		681
2023	210	350		560
2024	22	325		347
2025		296		296
Thereafter		331	2	333
Total	$979	$2,262	$1,280	$4,521

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rent expense, which is included in operating and other expenses, in connection with these leases was $12 million, $10 million, and $10 million for the years ended December 31, 2020, 2019, and 2018, respectively.  Aggregate minimum future office lease commitments are as follows (In Millions):

Years Ending December 31:
2021	$11
2022 through 2025	40
2026 and thereafter	18
Total	$69

Pacific Life entered into agreements with PLRL, Pacific Life Re (Australia) Pty Limited (PLRA) and, effective in 2020, of Pacific Life Re International Limited (RIBM), all such entities being wholly owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL, PLRA, and RIBM, respectively.  These guarantees are secondary to the guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRL, PLRA, or RIBM (in respect in their guarantees) and Pacific LifeCorp.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life had an agreement with Pacific Life Reinsurance Company II Limited (PLRC), an exempt life insurance company domiciled in Barbados and wholly owned by Pacific Life, to guarantee the performance of reinsurance obligations of PLRC. Effective in 2020, all business in PLRC has been novated out of the entity and into RGBM and the Canada branch of PLRL. PLRC was subsequently dissolved in December of 2020.

Pacific Life guarantees the performance of reinsurance obligations of PLRL, including the reinsurance obligations assumed by its Canada Branch, which includes the business novated from PLRC.  Effective in 2020, Pacific Life entered into an agreement with RGBM to guarantee the reinsurance obligations of the business novated from PLRC.  Management believes that additional obligations related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life has a commitment to provide funds, on Pacific LifeCorp’s behalf, of up to 165 million pound sterling to PLRL.  This commitment is secondary to Pacific LifeCorp and is contingent on the nonperformance by Pacific LifeCorp.  Management believes that additional obligations, if any, related to this commitment are not likely to have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company.  In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements.  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the Dividends Received Deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete.  With the enactment of the Tax Cuts and Jobs Act in December 2017, DRD computations have been modified effective January 1, 2018.  Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future.  However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation.  The Company is also subject to state and federal regulatory inquiries and examinations from time to time, which could result in fines or penalties.  Because the amounts of these types of indemnifications and regulatory actions are often not explicitly stated, the overall maximum amount of the obligation under such indemnifications and regulatory actions cannot be reasonably estimated.  The Company has not historically made material payments for these matters.  While the estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, the Company may record a contingent reserve for such matters.  Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies.  These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated.  The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has ceded and assumed reinsurance contracts in place with a reinsurer whose financial stability has deteriorated.  In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer.  As of December 31, 2020, the Company did record an immaterial impairment, though the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s consolidated financial statements.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 7 for discussion of contingencies related to derivative instruments.

See Note 14 for discussion of other contingencies related to income taxes.